As filed with the Securities and Exchange Commission on or about April 25, 2024

Registration Statement File No. 333-259818
Registration Statement File No. 811-09020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 3

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 45

(Check appropriate box or boxes.)

C.M. Life Variable Life Separate Account I

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Depositor’s Principal Executive Offices)

(860) 562-1000
(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum
Senior Vice President
C.M. Life Insurance Company
200 Great Pond Drive, Suite 150
Windsor, Connecticut 06095
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 29, 2024 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Units of Interest in C.M. Life Electrum SelectSM, a flexible premium, adjustable, variable life insurance policy.

C.M. Life Electrum SelectSM
Issued by C.M. Life Insurance Company
C.M. Life Variable Life Separate Account I
This prospectus describes a flexible premium, adjustable, variable life insurance policy (policy) issued by C.M. Life Insurance Company (C.M. Life, Company, we, us, or our). While the policy is In Force, it provides lifetime insurance protection on the Insured. The policy is not a way to invest in mutual funds and is not suitable for short-term investment. The Policy Owner (you or your) should consider the policy in conjunction with other life insurance you own. Replacing any existing life insurance policy with this policy or financing the purchase or maintenance of the policy through a loan or through withdrawals from another policy may not be to your advantage.
The policy offers a number of investment choices including a Guaranteed Principal Account (GPA) and one or more variable investment divisions (Separate Account Divisions) offered through our separate account, C.M. Life Variable Life Separate Account I (Separate Account). Each Separate Account Division, in turn, invests in the Funds listed in Appendix A to this prospectus.
You bear the investment risks of any premium allocated to these Separate Account Divisions. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds.
The policy is not (1) a bank or credit union deposit or obligation; (2) FDIC or NCUA insured; (3) insured by any federal government agency or (4) guaranteed by any bank or credit union. The policy may go down in value and provides guarantees that are subject to our financial strength and claims-paying ability. This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy nor is it an offer to sell the policy to anyone to whom it is illegal to offer the policy.
YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states this cancellation period may be longer. Upon cancellation, you will receive a full refund of the premiums you paid plus interest credited to this policy under the GPA plus or minus an amount that reflects the investment experience of the Separate Account Divisions less any withdrawals and any Policy Debt. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.
The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
Please read this prospectus before investing. You should keep it for future reference.
Effective April 29, 2024

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Account Value. The value of your investment in the Separate Account Divisions and the GPA.
Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.
Administrative Office. Massachusetts Mutual Life Insurance Company, BOLI/COLI Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 665-2654, (Fax) (860) 562-6154, BOLICOLIService@MassMutual.com, www.MassMutual.com
Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Policy Years.
Base Selected Face Amount. An amount used to determine the insurance coverage provided by the base policy while it is In Force.
Case. One or more policies issued to the same Policy Owner.
Free Look. Your right to cancel the policy and receive a refund.
Fund(s). The investment entities in which the Separate Account Divisions invest.
General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.
Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.
GPA Value. The sum of your values in the GPA.
Grace Period. A period that begins when the Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.
In Force. Your policy has not terminated.
Initial Base Selected Face Amount. The Base Selected Face Amount on the Policy Date. The minimum Initial Base Selected Face Amount is $25,000.
Insurance Risk. The difference between the death benefit and the Account Value.
Insured. The person on whose life the policy is issued.
Issue Date. The date we issue the policy. The Issue Date starts the contestability and suicide periods.
Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.
Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.
Net Premium. A premium payment received in Good Order minus the premium load charge and the Cash Surrender Value Enhancement Rider charge, if applicable.
Paid-up Policy Date. The Policy Anniversary on or next following the Insured’s 95th Birthday.
Planned Premium. The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.
Policy Anniversary. The anniversary of the Policy Date.
Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Calculation Dates. It is also the day we first deduct monthly charges under the policy.
Policy Debt. All outstanding loans plus accrued interest.
Policy Debt Limit. When total Policy Debt exceeds the Account Value.
Policy  Owner. The individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is In Force.
Policy Termination. An event where your policy is no longer In Force due to the Surrender Value becoming too low to support your policy’s monthly charges or if total Policy Debt exceeds the Account Value.
Policy Year. The twelve month period beginning with the Policy Date and each successive twelve month period thereafter.
Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.
Surrender Value. Account Value less Policy Debt.
Target Premium. A threshold for your policy premium load charge that we establish on your Issue Date.
Term Rider Selected Face Amount. An amount used to determine the amount of monthly term insurance provided by the Supplemental Monthly Term Insurance Rider while it is In Force.
Total Selected Face Amount. The sum of the Base Selected Face Amount and any Term Rider Selected Face Amount.
Valuation Date. Any day on which the net asset value of the units of each Division of the Separate Account is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).
Variable Account Value. The sum of your values in the Separate Account Divisions.
Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the  Policy

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None.			N/A
Transaction Charges
Premium Load Charge. We deduct the premium load charge from each premium you pay. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium. We may increase this charge on all policies to up to 10% of each premium.
Withdrawal Charge. We deduct a withdrawal charge when you withdraw a portion of your Account Value from the policy. The charge is equal to the lesser of 2% of the amount withdrawn or $25.
Transfer Charge. We may deduct a transfer charge upon each transfer after the first 12 transfers in a Contract Year. Currently, we do not deduct a transfer charge.
Substitute Insured Charge. We deduct a substitute insured charge of $75 if the Policy Owner elects to substitute a new Insured.
Overloan Protection Rider. We assess a one-time charge based on the Account Value and Attained Age of the Insured when the Overloan Protection Rider is exercised.
Fee Tables – Transaction Fees Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses – Optional Benefit Charges Charges and Deductions – Transaction Fees
Ongoing Fees and Expenses
In addition to transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance and cost of optional riders. Those fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and risk classification). You should view the policy’s specifications page for rates applicable to your policy.
You will also bear fees and expenses associated with the Funds you choose, as shown below.
Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)	0.03%(1)	2.28%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.	Principal Risks – Investment Risks General Information about the Company, the Separate Account and the Underlying Funds – Underlying Funds
Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.	Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options
An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose. Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks – Investment Risks General Information about the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks
An investment in this policy is subject to the risks related to the Depositor (C.M. Life). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of C.M. Life. If C.M. Life experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.
General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Termination
Your policy could terminate (or lapse) if the Surrender Value of the policy becomes too low to support the policy’s monthly charges, or if total Policy Debt exceeds the Account Value. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement. The death benefit will not be paid if the policy has lapsed.
Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.
Transfers of the policy’s Account Value are subject to the following conditions:
  Transfers from the GPA are limited to one per Policy Year and may not exceed 25% of your Account Value in the GPA (less any Policy Debt).
  There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.
  Transfers (including transfers through automated programs) cannot be processed during a Grace Period.
In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict by the applicable Fund.
C.M. Life also reserves the right to remove or substitute Funds as investment options that are available under the policy.
Transfers General Information About the Company the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure or Substitution of Funds
Optional Benefits
Optional benefits, such as riders, may alter the benefits or charges under your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.
Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
  If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.
Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income.
  If your policy becomes a Modified Endowment Contract or MEC, loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.
Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual  insurance agent, they are also eligible for certain cash and non-cash benefits from us. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend this policy over another investment.
Other Information – Distribution
Exchanges
Some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing life insurance policy.
N/A

Overview of the Policy

What is the policy, and what is it designed to do?
The C.M. Life Electrum Select  policy is a variable life insurance policy that provides a death benefit. The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the C.M. Life Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy.
In exchange for your premium payments, we will pay the beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the three death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.
Businesses may use the policy in arrangements such as non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and non-exempt welfare benefit plans, retiree medical benefit plans and others.
Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax adviser.

How are premium payments treated under the policy?
When you apply for the policy, you select (within certain limitations) the Planned Premium amount and the payment frequency (annually or any other frequency allowed by us). The Planned Premium amount is based on a number of factors, including, but not limited to, the Total Selected Face Amount and the Insured’s issue age, gender and risk classification. Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
After the first premium has been paid, the policy offers premium flexibility, which allows subsequent premium payments to be paid in any amount and at any time, within certain limits. Although you must maintain sufficient Surrender Value to keep the policy In Force, there is no required schedule for premium payments. You should review the ‘‘Premium Flexibility’’ section of the prospectus for additional important information.
When a premium payment is received in Good Order, we deduct a premium load charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions, which are completed as part of the policy application.
Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Electrum Select policies. Currently, the Electrum Select segment is divided into over 100 Separate Account Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see ‘‘Appendix A – Funds Available Under the Policy.’’
Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate at our discretion.
Payment of insufficient premiums may result in the policy lapsing. There is no guarantee that the policy will remain In Force as a result of making Planned Premium payments.
Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for a policy to meet the IRC’s guidelines, either the Cash Value Accumulation Test or the Guideline Premium Test must be chosen. Regardless whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy.

What are the primary features and options that the Electrum Select policy offers?

•
Choice of Death Benefit Options. The policy offers a choice of one of three death benefit options, a Level Option, Return of Account Value Option and Return of Premium Option. Please see the ‘‘Death Benefit’’ section for more information.

•
Base Selected Face Amount Changes. You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If the policy’s Account Value (or Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Base Selected Face Amount, a premium payment may be required.

•
Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•
Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Surrender Value (Account Value less any Policy Debt). You may also withdraw a part of the Surrender Value. A withdrawal reduces the policy values, may reduce the Base Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•
Loans. You may take a loan on the policy at any time while the Insured is living. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•
Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automated Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•
Additional Rider Benefits. There are additional benefits you may add to your policy by way of riders. An additional charge may apply if you elect a rider. The riders available with this policy are listed in the ‘‘Other Benefits Available Under the Policy’’ section.

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, or making withdrawals from the policy. Please refer to your policy’s specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time you buy the policy, make withdrawals from the policy, transfer Account Value between investment options, or exercise certain rider options. We do not charge a surrender charge.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge	When you pay premium	Maximum:	10.00% of each premium payment
Current:
		Below Target(1):	6.55% of each premium payment
		At Target(1):	0.50% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy	Maximum:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2.00% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Fees	Upon each transfer after the first 12 transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Substitute Insured Charge	If Policy Owner elects to substitute a new Insured	Maximum:	$75
		Current:	$75
Optional Benefit Charges:
Overloan Protection Rider	Once, when you exercise the rider	Maximum:	3.71% of Account Value(2)
		Minimum:	1.02% of Account Value(2)
		Representative Insured: Age 80	3.19% of Account Value(2)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Cash Surrender Value Enhancement Rider
Base Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Term Rider Selected Face Amount Percentage Charge	When you pay premium	Maximum:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
Current:
		Policy Years 1–7:	0.50% of each premium payment
		Policy Years 8+:	0.00% of each premium payment
(1)	The ‘‘Target’’ Premium for a policy establishes a threshold for a policy’s premium loads. If you pay premiums that are below the Target Premium, your premium loads will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium. We set the Target Premium on the policy’s Issue Date. The amount of the Target Premium depends on: (i) the Initial Base Selected Face Amount of the policy; (ii) the Insured’s issue age; (iii) the Insured’s gender; and (iv) the Insured’s tobacco use classification. A table showing the Target Premiums at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years can be found in the ‘‘Premiums’’ section.
(2)	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age.

The next table describes the fees and expenses that you will pay periodically, during the time that you own the policy, other than Fund fees and expenses.

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$23.98 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk, Death Benefit Option 1(3)	$0.04 per $1,000 of Insurance Risk
Base Face Amount Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
		Current:	$0.025 per $1,000 of an amount equal to the greater of (i) the Initial Base Selected Face Amount or (ii) the initial premium multiplied by the applicable Minimum Death Benefit Percentage
Mortality & Expense Risk Fees(4)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	1.10% of the policy’s Variable Account Value
Current:
		Policy Years 1−10:	0.60% of the policy’s Variable Account Value
		Policy Years 11+:	0.50% of the policy’s Variable Account Value
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9.00 per month
		Current:	$5.00 per month
Loan Interest Rate Expense Charge(5)	Daily, if there is Policy Debt	Maximum:	3.00% of loaned amount annually
Current:
		Policy Years 1−10:	1.00% of loaned amount annually
		Policy Years 11+:	0.00% of loaned amount annually

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Supplemental Monthly Term Insurance Rider (Cost of Insurance Charge)(1)(6)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$31.33 per $1,000 of Insurance Risk
		Minimum:	$0.01 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Standard Risk(3)	$0.04 per $1,000 of Insurance Risk
Supplemental Monthly Term Insurance Rider (Face Amount Charge)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.025 per $1,000 of amount of monthly term insurance
		Current:	$0.025 per $1,000 of amount of monthly term insurance
(1)	These cost of insurance charge rates may not be representative of the rates that a typical Policy Owner will pay. These rates may vary by a number of factors, including but not limited to, the Insured’s issue age, Insured’s gender, Policy Year, tobacco use classification and risk classification. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 665-2654.
(2)	The maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 100% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.
(3)	The rates shown for ‘‘representative insured’’ are first year rates only.
(4)	The monthly Mortality & Expense Risk Fee is deducted from the then current Account Values in the Separate Account Divisions. This charge will be determined by multiplying one-twelfth of the Mortality & Expense Risk Charge Percentage by the Account Values in the Separate Account Divisions.
(5)	We charge interest on policy loans, but we also credit interest on the cash value we hold as collateral on policy loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(6)	The maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, Gender and Smoker Distinct Table. For policies issued on a unisex basis, the maximum cost of insurance charge rates are based on 125% of the ultimate 2017 Commissioners’ Standard Ordinary (2017 CSO), Age-Last Birthday, 80% Male and Smoker Distinct Table.
The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.03%	2.28%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Principal Risks
Investment Risks
The value of your policy will fluctuate with the performance of the Separate Account Divisions you select. Your Separate Account Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value invested in the Separate Account Divisions. It is possible you could lose your entire investment.
The type of investments that a Fund company makes will also create risk. A comprehensive discussion of the risks of each of the Funds underlying the Separate Account Divisions may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.
Suitability
Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payment in a short period of time. We may restrict short-term investment strategies.
Early Surrender
An early surrender can result in adverse tax consequences.
Withdrawals
A withdrawal will reduce your policy’s Account Value by the amount withdrawn. In addition, we impose a withdrawal charge whenever you withdraw a portion of your Account Value. If the policy’s Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate. A withdrawal may also reduce your policy’s Base Selected Face Amount and may have adverse tax consequences.
Loans
Taking a loan from your policy has several risks: (1) it may increase the risk that your policy will terminate; (2) it will have a permanent effect on your policy’s Surrender Value; (3) it may increase the amount of premium needed to keep the policy In Force; (4) it will reduce the death benefit proceeds; and (5) it has potential adverse tax consequences.
Policy Termination
Your policy could terminate if the Surrender Value of the policy becomes too low to support the policy’s monthly charges. The policy may also terminate if Policy Debt reaches the Policy Debt Limit (which means the Policy Debt equals or exceeds your Account Value). Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. Poor investment performance of the Funds selected by the Owner and the deduction of policy fees and monthly charges may result in termination of the policy even if all Planned Premiums are timely paid. Before the policy terminates, however, you will receive a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. No death benefit or other benefits under the policy will be paid once the policy terminates.
Limitations on Access to Cash Value

•	Withdrawals are not available in the first Policy Year; however, full surrenders are permitted.

•	We may not allow a withdrawal if it would reduce the Base Selected Face Amount to less than the policy’s minimum Base Selected Face Amount.

•
The minimum withdrawal is $100 and the maximum withdrawal is 90% of your Account Value, less outstanding Policy Debt and less an amount equal to the (i) most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary.

•	There may be little to no cash value available for loans and withdrawals in the policy’s early years.

Insurance Company Insolvency
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account.
Adverse Tax Consequences
Certain transactions (including, but not limited to, withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your policy may become a ‘‘Modified Endowment Contract’’ (MEC). Under federal tax law, loans, collateral assignments, withdrawals, and other pre-death distributions received from a MEC policy are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a 10% penalty tax.
Existing tax laws that benefit this policy may change at any time.
Policy Charge Increase
We have the right to increase certain policy and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a policy or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your policy In Force. We will notify the Policy Owner of any such changes through a prospectus supplement.
Cybersecurity and Certain Business Continuity Risks
The Company relies on its parent, MassMutual®, for various operating and administrative services including computer systems. MassMutual’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on MassMutual’s results of operations and corporate reputation. In addition, MassMutual must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If MassMutual fails to maintain secure and well-functioning information systems, it may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, MassMutual cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on MassMutual’s businesses, results of operations and financial condition. For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.
General Information about the Company, the Separate Account and the Underlying Funds
The Company
C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and  Worksite.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at  200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

The Guaranteed Principal Account
Net Premium and Account Value you allocate to the GPA become part of the General Investment Account of the Company. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, withdrawals, surrenders, policy loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account. We refer to our ability to meet any contractual obligations as our ‘‘claims-paying ability.’’
It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this policy. For this reason, when purchasing a policy and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the policy.
The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.
You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly. You bear the risk that no higher rates of interest will be credited.
For amounts in the loaned portion of the GPA, the guaranteed minimum interest rate per year is the minimum annual interest rate for the GPA (1%).
You may obtain interest rate information for the GPA, including the loaned portion and the non-loaned portion, by calling our Administrative Office.
The Separate Account
The part of your premium that you invest in your policy’s Separate Account Divisions is held in an account that is separate from the general assets of the Company. This account is called the C.M. Variable Life Separate Account I. In this prospectus we will refer to it simply as the Separate Account.
We established the Separate Account on February 2, 1995, according to the laws of the State of Connecticut. We registered it with the SEC as a unit investment trust under the 1940 Act.
The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, and losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets. The Company owns the assets in the Separate Account. The Separate Account is divided into divisions, each of which purchases shares in a corresponding underlying Fund. Any death benefits, withdrawals, surrenders, policy loans, or transfers of Account Value from the Separate Account Divisions will be redeemed from the corresponding Funds.
We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the policies. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the Electrum Select policies. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.
We have established a segment within the Separate Account to receive and invest premium payments for the Electrum Select policies.
Currently, the Electrum Select segment is divided into over 100 Separate Account Divisions. The underlying Funds are listed in ‘‘Appendix A – Funds Available Under the Policy.’’
Some of the underlying Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the Electrum Select policy, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and to make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Separate Account Divisions;

•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

•	eliminate Separate Account Divisions;

•	close existing Separate Account Divisions to allocations of new premium payments by current or new Policy Owners;

•	combine the Separate Account or any Separate Account Divisions with one or more different separate accounts or Separate Account Divisions;

•
transfer the assets of the Separate Account or any Separate Account Divisions that we may determine to be associated with the class of contracts to which the policy belongs to another separate account or Separate Account Division;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	change the name of the Separate Account.

Underlying Funds
We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.
Information regarding each Fund, including (i) its name; (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in Appendix A to this prospectus. Please see ‘‘Appendix A – Funds Available Under the Policy.’’ In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you. Each Fund has issued a prospectus that contains more detailed information about the Fund.
After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in your policy Account Value resulting from the performance of the Funds you have chosen. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Electrum-Select. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.
Addition, Removal, Closure, or Substitution of Funds
We do not guarantee that each Fund will always be available for investment through the policy. We have the right to change the Funds offered through the policy, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Policy Owners. Examples of possible changes include: adding new Funds or Fund classes, removing existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Separate Account Division  without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your policy belongs.
Conflicts of Interest
The Funds available with this policy may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other Funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Funds
We and certain of our insurance affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.30% of the average net assets of an underlying Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this policy.
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the policy, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity or variable life insurance products offered by us and certain of our insurance affiliates. These percentage rates differ, but currently do not exceed 0.35%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (please see the Funds’ prospectuses for additional information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.
For a list of the Funds whose advisers currently pay such compensation, visit
www.MassMutual.com/privacy-policy/compensation-arrangements or call our Administrative Office.
Compensation and Fund Selection
When selecting the Funds that will be available with the policy, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant, and we may profit from this compensation. Additionally, we offer certain Funds through the policy at least in part because they are managed by an affiliate.
Voting Rights
We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the policy. This right is limited to the extent you are invested in those Separate Account Divisions on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the Company and its affiliates will also be proportionally voted. This process may result in a small number of Policy Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The number of shares of any Fund, attributable to your policy, is determined by dividing the Account Value held in that Separate Account Division by $100. Fractional votes are counted.
We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Policy Owner voting instructions, we will advise Policy Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.
In addition, the Funds pay operating expenses that are deducted from the assets of the Funds. For more information about these expenses, please see the individual Fund prospectuses.
Transaction Fees
Premium Load Charge
Prior to applying your premium to the GPA or the selected Separate Account Division(s), we deduct a premium load charge. This charge reimburses us for federal and state premium taxes and certain expenses related to the sale and distribution of the policies. We may profit from this charge.
This charge is comprised of two components: the premium tax component and the sales load component. The premium tax component reimburses us for state and local premium taxes and for federal premium taxes. This amount is not the actual amount of the tax liability we might incur. It is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge retroactively. The sales load component covers sales expenses, including commissions. If these expenses increase, this charge may be increased, but the charge will never exceed the maximum charges set forth in the Transaction Fees table. Please see the ‘‘Fee Tables’’ section.
The maximum premium load charge that we can deduct is 10% of each premium payment. The current premium load charge is 6.55% of each premium payment up to and including the Target Premium, and 0.50% of premium over the Target Premium.
Transfer Fee
We currently allow you to make twelve transfers each Policy Year free of charge. We reserve the right to assess a charge for transfers if there are more than twelve in a Policy Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.
For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. Please see the ‘‘Policy Transactions’’ section for additional information.
Withdrawal Charge
If you make a withdrawal from your policy, we deduct a charge of 2% of the money you withdraw. This charge will not exceed $25 for each withdrawal. This fee is guaranteed not to increase for the duration of the policy. We will deduct the withdrawal charge from the amount withdrawn. This charge reimburses us for processing the withdrawal.
Substitute Insured Charge
We assess an administrative fee if you transfer the policy to the life of a substitute Insured. The charge reimburses us for processing the substitution. The charge is $75.00.
Surrender Charge
There is no surrender charge.

Periodic Charges
Loan Interest Rate Expense Charge
We assess a loan interest rate expense charge against policies with outstanding loan balances. This charge represents the difference between the interest we charge on policy loans and the interest we credit on the cash value we hold as collateral on policy loans. It is added to the interest we charge on the loaned value. This charge reimburses us for the ongoing expense of administering the loan.
The charge varies by Policy Year. However, it will never exceed 3.00%.
Monthly Charges Against the Account Value
The following charges are deducted from the Account Value on each Monthly Calculation Date.
The Monthly Calculation Date is the date on which monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.
Your policy’s Monthly Calculation Date will be listed in the policy’s specifications page. The mortality and expense risk charge will be deducted pro-rata from the Separate Account Divisions according to the Account Value in each Separate Account Division. All other monthly charges will be deducted from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Values in each on the date the deduction is taken.
Administrative Charge and Base Face Amount Charge
The administrative charge and the base face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.
Administrative Charge
The maximum administrative charge is $9 per policy, per month. The current administrative charge is $5 per policy, per month.
Base Face Amount Charge
We currently deduct a monthly base face amount charge from the policy. We base this charge on the greater of the Initial Base Selected Face Amount or the initial premium multiplied by the applicable Minimum Death Benefit percentage (based on the Insured’s Attained Age at the time of calculation).
This charge is guaranteed not to exceed $0.025 per $1,000 of the amount calculated in accordance with the preceding paragraph.
Mortality and Expense Risk Charge
The mortality and expense risk charge imposed is a percentage of the policy’s Account Value held in the Separate Account. The maximum percentage is 1.10% and the current percentage is:

•	0.60% in Policy Years 1–10; and

•	0.50% in Policy Years 11+.

The charge is deducted from your Account Value allocated to the Separate Account Divisions but not from the GPA.
This charge compensates us for the mortality and expense risks we assume under the policies and for acquisition costs. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.
The expense risk we assume is that our costs of issuing, distributing and administering the policies will exceed the charges collected.
If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.
Mortality & Expense Credit
We will reduce the Mortality & Expense Risk Charge by an amount equal to the payments (or a portion of the payments) that we receive from certain of the Funds and/or the advisers and sub-advisers to certain of the Funds (the ‘‘Mortality & Expense Credit’’).

Please see ‘‘Compensation We Receive From Funds, Advisers and Sub-Advisers’’ for more information about the payments that we receive. The amount of the Mortality & Expense Credit with respect to any Fund is not guaranteed and may be changed or eliminated by us at any time. If changed or eliminated, we will notify the Policy Owner. Please see Appendix B for the Mortality & Expense Credit associated with certain of the Funds.
Cost of Insurance Charge
The cost of insurance charge reimburses us for providing you with life insurance protection.
We deduct a cost of insurance charge based on your policy’s Insurance Risk. Insurance Risk is equal to the difference between the death benefit and the Account Value. These deductions are made by deducting Account Value from the Separate Account Division(s) and the GPA in proportion to the values in each.
The maximum cost of insurance charge rates associated with your policy are shown in the policy’s specifications pages. These rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the Insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.
We may charge less than the maximum monthly insurance charges shown in the table(s). If we elect to change the monthly cost of insurance charge, the new charges will be based on our expectations as to future experience regarding one or more of the following: mortality, investment earnings, persistency, expenses and tax results, and reserve requirements. Any change in these charges will apply to all individuals in the same class.
Insurance charges for the policy will not be the same for all Policy Owners. Your policy’s actual or current cost of insurance charge rates are based a number of factors including, but not limited to:

•	the Insured’s issue age;

•	the Insured’s gender;

•	the Insured’s tobacco use classification;

•	the Policy Year in which we make the deduction;

•	the rating class of the policy; and

•	the underwriting classification of the Case.

These rates generally increase as the Insured’s age increases. The rates will vary with the number of years the coverage has been In Force and with the Base Selected Face Amount and the Term Rider Selected Face Amount of the policy.
How the Cost of Insurance Charge is Calculated
We calculate the cost of insurance charge on the Monthly Calculation Date by multiplying the current cost of insurance charge rate by a discounted Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value.
The discounted Insurance Risk is the difference, on the Monthly Calculation Date, between:

•	the amount of death benefit available under the death benefit option in effect, discounted by one plus the monthly equivalent of 1% per year, and

•	the Account Value (before deduction of the monthly cost of insurance charge).

The following two steps describe how we calculate the cost of insurance charge for your policy:

Step 1: We calculate the discounted Insurance Risk for your policy:

(a)	We divide the amount of the death benefit available under the death benefit option in effect by one plus the monthly equivalent of the minimum annual interest rate for the GPA (1%); and

(b)	We subtract your policy’s Account Value at the beginning of the policy month (before deduction of the monthly cost of insurance charge) from the amount we calculated in 1(a) above.

Step 2: We multiply the discounted Insurance Risk by the cost of insurance charge rate. This amount is your cost of insurance charge.

Additional Information about the Cost of Insurance Charge
We will apply any changes in cost of insurance charges in a manner not unfairly discriminatory to Policy Owners. No change in insurance classification or cost will occur on account of the Insured’s health after we issue the policy.
Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your policy. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;

•	investment performance;

•	fees and charges assessed;

•	rider charges;

•	withdrawals;

•	policy loans;

•	changes to the Base Selected Face Amount; and

•	changes to the death benefit option.

Rider Charges
You can obtain additional benefits by applying for riders on your policy. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the rider charges can be found below, under the ‘‘Other Benefits Available Under the Policy’’ section.
Reduction of Charges
We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policy Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the policies are being purchased;

•	the expected persistency of individual policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.
Policy Owner, Insured, Beneficiary
Policy Owner
The Policy Owner is the individual, corporation, partnership, trust or other entity who owns the policy, as shown on our records, and will generally make the choices that determine how the policy operates while it is In Force. A change of Policy Owner will take effect as of the date the Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.
The sale of your policy to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance policy with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Please see ‘‘Sales to Third Parties’’ in the ‘‘Federal Income Tax Considerations’’ section for additional information.

Insured
The Insured is the person on whose life the policy is issued. The Policy Owner must have an insurable interest in the life of the Insured in order for the policy to be valid under state law and for the policy to be considered life insurance for income tax purposes. If the policy does not comply with the insurable interest requirements of the issue state at the time of issue, the policy may be deemed void from the beginning. As a result, the policy would not provide the intended benefits. It is the responsibility of the Policy Owner to determine whether proper insurable interest exists at the time of policy issuance.
You name the Insured in the application for the policy. Generally, we will not issue a policy for an Insured who is beyond Attained Age 75.
Beneficiary
The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment.
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request in Good Order to our Administrative Office. The Owner must have the consent of an irrevocable Beneficiary to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request in Good Order.
If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the policy states otherwise. If you are deceased, the death benefit will be paid to your estate.
Purchasing a Policy
Availability
The policy is available on a Case basis. A Case is defined as one or more policies issued to the same Policy Owner. All policies within a Case are aggregated for purposes of determining Policy Dates, loan rates and underwriting requirements.
The minimum Base Selected Face Amount is $25,000 per policy. At the time of issue, the Insured must be at least Attained Age 18 and no older than Attained Age 75.
Underwriting
We currently offer three different underwriting programs:

(1)	Guaranteed issue underwriting is generally available to Cases that will insure ten or more lives. Insureds who are part of a Case eligible for guaranteed issue underwriting are not required to undergo medical underwriting, but they must have been actively at work for at least 90 days prior to application.

(2)	Simplified issue underwriting is generally available to Cases that will insure six or more lives. Insureds who are part of a Case eligible for simplified issue underwriting are not required to undergo medical underwriting, but they are required to provide more information than for guaranteed issue underwriting, including health and avocation questions.

(3)	Full underwriting is generally available for any Case that will insure three or more lives and does not qualify for guaranteed issue or simplified issue underwriting. Insureds who are part of a Case that requires full underwriting will be required to undergo a medical examination.

Generally, on a current basis, the overall cost of insurance rates for a healthy individual are higher for a guaranteed or simplified issue policy than for a similar policy issued with full underwriting.
In certain states, simplified issue underwriting may be referred to as ‘‘simplified underwriting’’ and guaranteed issue underwriting may be referred to as ‘‘limited underwriting.’’

Purchasing a Policy
To purchase a policy you must send us a completed application. The minimum Initial Base Selected Face Amount of a policy is currently $25,000. The Policy Owner selects, within our limits, the Base Selected Face Amount. The Base Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force.
The Initial Base Selected Face Amount is the Base Selected Face Amount on the Policy Date. It is listed on the first page of your policy. The ‘‘Policy Date’’ is the date used as the starting point for determining Policy Anniversary dates, Policy Years and Monthly Calculation Dates. Your ‘‘Policy Anniversary’’ is the anniversary of the Policy Date.
We determine whether to accept or reject the application for the policy and the Insured’s risk classification. The policy’s Issue Date is the date we actually issue the policy. Coverage under the policy becomes effective on the policy’s Issue Date.
Your Right to Return the Policy
You have the right to cancel the policy. If you change your mind about owning the policy, you can return the policy for a refund (Free Look), but only if you return it within a prescribed period after receiving it. This period is 10 days in all states except the following: 14 days in Florida and 20 days in North Dakota. If you cancel the policy, we will issue you a refund.
During the Free Look period, we will apply premium payments based on your allocation instructions. If you cancel the policy, we will pay a refund to you. The refund equals:

(1)	any premium paid for the policy; plus

(2)	interest credited to the policy under the GPA; plus or minus

(3)	an amount that reflects the investment experience of the Separate Account Divisions under the policy to the date the policy is received by us; minus

(4)	any amounts borrowed or withdrawn.

To cancel the policy, return it to us at our Administrative Office, to the registered representative who sold the policy, or to one of our agency offices.
Sending Requests in Good Order
From time to time you may want to submit a Written Request for a change of beneficiary, a transfer, or some other action. A Written Request is a written or electronic communication or instruction in Good Order sent by the Policy Owner to, and received by C.M. Life, at, our Administrative Office. We may allow requests to be submitted by telephone, fax, website, or other electronic media for certain transactions. Telephone, fax, email, or internet transactions may not always be available. Telephone, fax, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website or other electronic media.
Premiums
Premium Payments and Payment Plans
All premium payments must be sent in Good Order to us at our Administrative Office.
There are four premium concepts under the policy:

•	Minimum Case Premium;

•	Minimum Initial Premium;

•	Planned Premium; and

•	Target Premium.

The Minimum Case Premium and Minimum Initial Premium requirements must be satisfied before we will issue a policy. The Planned Premium establishes the basis for the premium bills we will send to you, and the Target Premium establishes a threshold for your policy’s premium load charges.

Minimum Case Premium
The minimum premium that we require for a Case is $100,000 of Planned Premium meaning that the sum of the Planned Premiums for all of the policies issued in a Case must equal at least $100,000 or the policies will not be issued.
Minimum Initial Premium
Generally, you determine the first premium you want to pay for the policy, but it must be at least equal to the Minimum Initial Premium. The Minimum Initial Premium is an amount equal to 3 times the sum of the monthly charges for the first month.
You must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your policy.
Planned Premiums
When applying for the policy, you select (within the policy limitations) the Planned Premium and payment frequency (annually or any other frequency allowed by us). Your election of a Planned Premium forms the basis for the premium bills we send you. You may change the amount of your Planned Premium at any time.
The amount of your Planned Premium will depend on:

•	the Base Selected Face Amount of the policy;

•	the Insured’s age;

•	the Insured’s gender;

•	the Insured’s tobacco use classification; and

•	the amount of the first premium paid.

We will send premium notices for the Planned Premium based on the payment frequency in effect. There is no penalty if you do not pay the Planned Premium; however, the policy may lapse if there is not sufficient Surrender Value from which to deduct the monthly charges.
If a Planned Premium payment is not made, the policy will not necessarily terminate. Conversely, making Planned Premium payments does not guarantee the policy will remain In Force. Even if you pay Planned Premiums, the policy will terminate if the Surrender Value becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.
Please see the “Policy Termination and Reinstatement” section. We will send a notice of any premium needed to prevent termination of the policy.
To change the amount and frequency of Planned Premiums, you may contact our Administrative Office.
If you change the frequency of your Planned Premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your Policy Anniversary is on January 2 and the planned quarterly premium payments are made. We have been sending a bill each quarter for the applicable premium. In June, we receive notification to change the Planned Premium from quarterly payments to annual payments. In this situation, we would have sent bills for the first and second quarterly payments of that year. After receiving notification, however, we would not send a bill for the last two quarterly payments of that year. We will send the next bill approximately 30 days prior to the next Policy Anniversary (January 2). If a premium payment is not made between July and January 2, your policy may lapse before the next bill is received. For more information on what happens if your policy lapses, please see the “Policy Termination and Reinstatement” section.
Target Premium
The Target Premium for your policy establishes a threshold for your policy’s premium load charge. If you pay premiums that are below the Target Premium, your premium load charge will be higher, as a percentage of premiums paid, than if you pay premiums that exceed the Target Premium.

We set the Target Premium on the date we issue your policy. The amount of the Target Premium depends on:

•	the Initial Base Selected Face Amount of the policy;

•	the Insured’s age;

•	the Insured’s gender; and

•	the Insured’s tobacco use classification.

The following tables show the Target Premium at certain ages for a policy with a Base Selected Face Amount of $100,000 in all years, under Death Benefit Option 1.
Target Premium – $100,000 Base Selected Face Amount (Death Benefit Option 1)

Class	25	Issue Age 40	55
Male Tobacco	$5,766	$7,610	$9,985
Female Tobacco	$5,474	$7,278	$9,578
Unisex Tobacco	$5,710	$7,559	$9,902
Male Non-Tobacco	$5,081	$6,732	$8,861
Female Non-Tobacco	$4,777	$6,353	$8,429
Unisex Non-Tobacco	$5,041	$6,660	$8,795
Paid-up Policy Date
The Paid-up Policy Date is the Policy Anniversary on or next following the Insured’s 95th birthday. On and after this date, the amount of benefit provided by the Death Benefit Option will be the Minimum Death Benefit.
As of this date and thereafter, the charge for cost of insurance will be $0, face amount charges will be $0, and we will no longer accept premium payments. We will continue to deduct any other monthly charges. Your payment of Planned Premiums does not guarantee that the policy will continue In Force to the Paid-up Policy Date.
Premium Flexibility
While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. There are no required premium payments, although you must maintain sufficient Account Value to keep the policy In Force by paying the monthly charges. You may elect to set-up a ‘‘Planned Premium’’ payment plan.
Premium payment plans are discussed above in the ‘‘Premium Payments and Payment Plans’’ section. The minimum premium payment we will accept is $100.
In some cases, applying a subsequent premium payment in a Policy Year could result in your policy becoming a MEC. If a policy is a MEC under federal tax law, loans, withdrawals and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. Please see ‘‘Modified Endowment Contracts’’ under the ‘‘Federal Income Tax Considerations’’ section for additional information. We will not credit any amount of premium to your policy that will exceed MEC limits unless we have written authorization from the Policy Owner to allow MEC status. Additionally, we will follow these procedures:

•
If we receive a subsequent premium payment that would cause the policy to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the policy that will not cause the policy to become a MEC. We will return the remaining portion of the payment to the premium payer.

•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next Policy Anniversary date.

These procedures may not apply if there has been a material change to your policy that impacts the 7-pay limit or 7-pay period, because the start of the 7-pay year may no longer coincide with your Policy Anniversary. Please see ‘‘Federal Income Tax Considerations’’ section for additional information.

Premium Limitations
The IRC has limits on the amount of money you may put into a life insurance contract and still meet the IRC’s definition of life insurance for tax purposes. There are two tests under the IRC rules that are used to determine if a policy meets the IRC guidelines:

•	the Cash Value Accumulation Test, and

•	the Guideline Premium Test.

If you choose the Guideline Premium Test, the maximum premium payment we will accept will be stated in your policy’s specifications pages. Regardless of whether you choose the Guideline Premium Test or the Cash Value Accumulation Test, we have the right to refund a premium paid in any year if it will increase the Insurance Risk under the policy. The Insurance Risk is the difference between the death benefit payable and the Account Value of your policy. Please see “Minimum Death Benefit” in the “Death Benefits” section for detailed information regarding the Cash Value Accumulation Test and the Guideline Premium Test.
Certain policy changes (including but not limited to a change in face amount, a change in tobacco use classification, or the addition or removal of a rider) may cause a recalculation of your maximum premium limit. If a policy change results in a decrease to your premium limit, we may be required to distribute funds from your policy to maintain its compliance with the adjusted premium limit. The distribution will be taken from the Separate Account Division(s) and the GPA in proportion to the non-loaned values in each.
How and When Your Premium is Allocated
Net Premium
Net Premium is a premium payment received in Good Order and accepted by us minus the premium load charge and the Cash Surrender Value Enhancement Rider charge, if applicable.
The Net Premium is allocated among the Divisions and the GPA according to your current instructions.
When applying for the policy, you choose the percentages of your Net Premiums to be allocated among the Separate Account Divisions and/or the GPA. You may choose any percentages (to two decimals) as long as the total is 100%. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.
You may change your Net Premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent telephone instructions, we will take reasonable steps to confirm that telephone instructions given to us are genuine. We may record all telephone conversations.
A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.
When Net Premium is Allocated
During the Free Look period, we will allocate your first Net Premium to the GPA and/or the Separate Account Divisions in accordance with the Net Premium allocation then in effect, provided the premium equals or exceeds the Minimum Initial Policy Premium. If the premium does not equal or exceed the Minimum Initial Policy Premium, the policy will not be issued.
You may choose any percentages (to two decimals) as long as the total is 100%.
If a payment is refused by your bank after we have applied the premium payment to your policy, the transaction will be deemed void and your payment will be reversed.

Transfers
While your Policy is In Force, you may generally transfer all or part of a Separate Account Division’s Account Value to any other Separate Account Division or the GPA. Transfers are effective as of the Valuation Date we receive your Written Request in Good Order. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective as of the next Valuation Date.
You can make transfers by Written Request, by calling our Administrative Office or via our website. In your transfer request, you must indicate the dollar amount or the percentage (to two decimals) you wish to transfer.
Generally, there is no limit on the number of transfers you may make among the Separate Account Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for transfers if there are more than twelve transfers in a Policy Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.
We reserve the right to limit the number of Separate Account Divisions to which you can allocate your Account Value if the limitation is necessary to protect your policy’s status as life insurance under federal tax law.
You may transfer all Account Value in the Separate Account to the GPA at any time without incurring a fee.
You may only transfer Account Value from the GPA to the Separate Account once per Policy Year. This transfer may not exceed 25% of your Account Value in the GPA at the time of your transfer. For purposes of this transfer restriction, your Account Value in the GPA does not include Policy Debt. However, you may transfer 100% of your Account Value in the GPA to the Separate Account if:

•	you have transferred 25% of your Account Value in the GPA in each of the previous three Policy Years; and

•	you have not allocated premium payments or made transfers to the GPA during any of the previous three Policy Years, except as a result of a policy loan.

You cannot transfer Account Value in the GPA equal to any Policy Debt.
Limits on Frequent Trading and Market Timing Activity
This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Policy Owners and Beneficiaries under the policy, including long-term Policy Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Policy Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Separate Account Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons) and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. The Funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this policy, determine that a Policy Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Policy Owner to submit transfer requests by regular mail only. We will not accept the Policy

Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.
Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading or market timing policies established by the Fund. Policy Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Policy Owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Policy Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Policy Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Policy Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Policy Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Policy Owners.
Automated Account Value Transfer
Automated Account Value Transfer allows you to make monthly transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and the GPA. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value Transfers are not available from more than one Separate Account Division or from the GPA. We consider this process as one transfer per Policy Year. We do not charge you for participating in the Automated Account Value Transfer Program.
You can elect, change or cancel the Automated Account Value Transfer on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request in Good Order. If we receive your request before the end of the Free Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.
Transfers will occur automatically. However, you must specify:

•	the Separate Account Division we are to transfer from;

•	the Separate Account Division(s) and/or GPA we are to transfer to; and

•	the length of time during which transfers will continue.

If your transfer amount is greater than your Account Value in the Separate Account Division we are transferring from, then we will transfer your remaining value in that Separate Account Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.
We may at any time modify, suspend or terminate the Automated Account Value Transfer Program without prior notification.
You may not elect Automated Account Value Transfer while you have elected Automated Account Re-balancing for your policy.
Automated Account Re-balancing
Automated Account Re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Separate Account Divisions and the GPA. We must receive a fully completed Written Request in Good Order to begin your Automated Account Re-balancing Program. Then, we will make transfers on a quarterly basis to and from the Separate Account Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Policy Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the Automated Account Re-balancing Program.
This program allows you to maintain a specific allocation of Account Value among the Separate Account Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider Automated Account Re-balancing as one transfer per Policy Year.
You can elect or cancel Automated Account Re-balancing on any Valuation Date, provided we receive a fully completed Written Request in Good Order at our Administrative Office. You may only change allocation percentages once each Policy Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Policy Year.
The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request in Good Order at our Administrative Office. If we receive the request before the end of the Free Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free Look period.
We may at any time modify, suspend or terminate the Automated Account Re-balancing Program without prior notification.
You may participate in either the Automated Account Value Transfer Program or the Automated Account Re-balancing Program at one time, but may not participate in both programs at the same time.
Example:

Assume that your initial Net Premium payment is split among four Separate Account Divisions: MML Managed Bond, MML Foreign, MML Equity and PIMCO All Asset Portfolio.

Further assume that you have also completed an Automated Account Re-balancing Request form indicating that you want the values in the Separate Account Divisions rebalanced quarterly, beginning today, January 10, as follows:

• 60% in MML Managed Bond and

•   40% in PIMCO All Asset Portfolio.
Over the next 2½ months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Division represents 80% of the value of the two selected Separate Account Divisions in your Portfolio Rebalancing Program.
Three months from the date you selected to begin your quarterly Automated Account Re-balancing Program, April 10, we will sell   all units in the MML Foreign and MML Equity Divisions using the proceeds to purchase units in the MML Managed Bond (60%) and PIMCO All Asset Portfolio (40%) Divisions. In addition, some of your units in the MML Managed Bond Division will be sold and the proceeds will be used to purchase additional units in the PIMCO All Asset Portfolio Division to bring the ratio of the two investment choices to 60/40 respectively.

Policy Value
How the Value of Your Policy is Calculated
The value of your policy is called its Account Value. The Account Value has two components:

•	the Variable Account Value; and

•	the GPA Value.

We will calculate your Account Value on each Valuation Date.
Variable Account Value
Transactions in your Separate Account Divisions are all reflected through the purchase and sale of Accumulation Units. An Accumulation Unit is a unit of measure that we use to determine the value in each Separate Account Division. For instance, before we invest your Net Premium payment in a Separate Account Division, we convert your Net Premium payment into Accumulation Units and then purchase an appropriate number of shares in the designated Fund.
The Variable Account Value is the sum of your values in each of the Separate Account Divisions. It reflects:

•	Net Premiums allocated to the Separate Account; plus

•	transfers to the Separate Account from the GPA; less

•	transfers and withdrawals from the Separate Account; less

•	fees and charges deducted from the Separate Account; adjusted by

•	the Net Investment Experience of the Separate Account.

Net Investment Experience
The Net Investment Experience of the Variable Account Value is reflected in the value of the Accumulation Units.
Every Valuation Date we determine the value of an Accumulation Unit for each of the Separate Account Divisions. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as Fund expenses.
The value of an Accumulation Unit may go up or down from Valuation Date to Valuation Date.
When you make a premium payment, we credit your policy with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Net Premium payment allocated to a Separate Account Division by the unit value for that Separate Account Division. When you make a withdrawal, we deduct Accumulation Units representing the withdrawal amount from your policy. We deduct Accumulation Units for insurance and other policy charges.
We calculate the value of an Accumulation Unit for each Separate Account Division at the end of each Valuation Date. Any change in the Accumulation Unit value will be reflected in your policy’s Account Value.
The purchase and sale of Accumulation Units will affect your Account Value in the Separate Account Divisions. If we receive a premium payment or a Written Request that causes us to purchase or sell Accumulation Units, and we receive that premium payment or request before the end of a Valuation Date, Accumulation Units will be purchased or sold as of that Valuation Date.
Otherwise, Accumulation Units will be purchased or sold as of the next following Valuation Date.
Guaranteed Principal Account Value
The GPA Value is the accumulation of:

(1)	Net Premiums allocated to the GPA; plus

(2)	amounts transferred into the GPA; plus

(3)	interest credited to the GPA; less

(4)	amounts transferred or withdrawn from the GPA; less

(5)	monthly charges deducted from the GPA.

Interest on the Guaranteed Principal Account
The GPA Value earns interest at an effective annual rate, credited daily.
For the loaned portion of the GPA, the daily interest rate we use is at least the daily equivalent of the minimum annual interest rate for the GPA (1%).
For the non-loaned portion of the GPA, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 1%.

The current interest rate may change as often as monthly.
Death Benefit
If the Insured dies while the policy is In Force and we determine the claim is valid, we will pay the death benefit to the named Beneficiary in a lump sum.
The death benefit will be the amount provided by the death benefit option in effect on the date of death, increased by the portion of any monthly charges already deducted that apply to a period beyond the date of death, and reduced by any outstanding Policy Debt, and any unpaid monthly charges to the date of death. The death benefit is calculated as of the date of the Insured’s death.
The Minimum Death Benefit for your policy is based on your policy’s Account Value as described below.
Minimum Death Benefit
In order to qualify as life insurance under IRC Section 7702, the policy must have a Minimum Death Benefit that is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.
For purposes of computing any Minimum Death Benefit under Death Benefit Options 1, 2, or 3 to be paid in the event of death of the Insured in Policy Years 1 through 11, and only for such purposes, the policy’s Account Value will be increased by the amount of the Enhancement Benefit under the Cash Surrender Value Enhancement Rider, if elected.
Cash Value Accumulation Test (CVAT)
Under this test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s gender, Attained Age, tobacco use risk classification, and the CVAT interest rate under Section 7702 of the IRC.
Guideline Premium Test
Under this test, the Minimum Death Benefit on any date is equal to a percentage of the Account Value on that date. The Minimum Death Benefit percentage varies only by the Attained Age of the Insured.
Your choice of the Guideline Premium Test or the Cash Value Accumulation Test will depend on how you intend to pay premiums. You should review policy illustrations of both approaches with your registered representative to determine how the policy works under each test, and which is best for you.
Death Benefit Options
When you apply for the policy, you must choose a Base Selected Face Amount and one of three death benefit options. These are:

•	Death Benefit Option 1 – the death benefit is the greater of:

∘	the Base Selected Face Amount in effect on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option 2 – the death benefit is the greater of:

∘	the sum of the Base Selected Face Amount in effect on the date of death, plus the Account Value on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option 3 – the death benefit is the greatest of:

∘	the sum of the Base Selected Face Amount in effect on the date of death, plus the sum of all premiums paid (and not refunded), less withdrawals; or

∘	the Base Selected Face Amount in effect on the date of death; or

∘	the Minimum Death Benefit in effect on the date of death.

If the Insured dies while the policy is In Force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly cost of insurance charges that apply for the period beyond the date of death; and

•	We deduct any Policy Debt outstanding on the date of death; and

•	We deduct any monthly charges unpaid as of the date of death.

If the Insured dies during a Grace Period, any unpaid premium needed to avoid Policy Termination will also be deducted from the death benefit.
You should note that under Death Benefit Options 1 and 3, the death benefit amount is not affected by your policy’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option 2, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from day to day. Your policy’s Account Value will vary due to the investment performance of the Separate Account Divisions in which you have allocated premium. It is also impacted by the deduction of charges and other policy expenses.

Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
		Policy A	Policy B
(a)	Base Selected Face Amount:	$100,000	$100,000
(b)	Account Value on date of death:	$40,000	$50,000
(c)	Sum of premiums less withdrawals:	$30,000	$40,000
(d)	Minimum Death Benefit percentage on date of death:	240%	240%
(e)	Minimum Death Benefit (b x d):	$96,000	$120,000
	Death benefit if Death Benefit Option 1 is in effect [greater of (a) or (e)]:	$100,000	$120,000
	Death benefit if Death Benefit Option 2 is in effect [greater of (a + b) or (e)]:	$140,000	$150,000
	Death benefit if Death Benefit Option 3 is in effect [greater of (a + c) or (a) or (e)]:	$130,000	$140,000
The examples assume no additions to or deductions from the Base Selected Face Amount or Minimum Death Benefit are applicable.
Right to Change the Death Benefit Option
You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the Policy Anniversary nearest the Insured’s 95th birthday. There is no charge for a change in death benefit option; however, the monthly deduction amount will change.
If the change is from:

•	Death Benefit Option 1 to 2, or

•	Death Benefit Option 1 to 3, or

•	Death Benefit Option 2 to 3, or

•	Death Benefit Option 3 to 2,

then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change, and evidence of insurability will be required.
If the change is from Death Benefit Option 2 to 1, then the Base Selected Face Amount after the change will equal the Base Selected Face Amount before the change plus the Account Value, and no evidence of insurability is required.
If the change is from Death Benefit Option 3 to 1, then the Base Selected Face Amount after the change will equal the greater of (i) the Base Selected Face Amount before the change and (ii) the Base Selected Face Amount before the change plus the sum of all premiums paid (and not refunded), less withdrawals. No evidence of insurability is required.
The death benefit following a death benefit option change, however, may behave differently based on the new death benefit option in effect. For example, if the Minimum Death Benefit doesn’t apply and if a Policy Owner changes the Death Benefit Option from option 1 (death benefit = Base Selected Face Amount) to option 2 (death benefit = Base Selected Face Amount + Account Value), the death benefit after the change will be increased by the Account Value rather than remaining level. The Policy Owner may decide to make this change if the desire is to have a death benefit that will increase if the Account Value grows.
Alternatively, a Policy Owner may change from death benefit option 2 to option 1 if they would like to have a level death benefit following the change. Having a level death benefit (rather than increasing as the Account Value grows) could reduce the policy’s Insurance Risk as the policy’s Account Value increases and, as a result, could reduce the monthly insurance charges.
The effective date of any change in the death benefit option will be your first Policy Anniversary on, or next following, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

Please see Appendix C for examples of how a change in death benefit option may impact the policy’s Base Selected Face Amount.
Right to Change the Base Selected Face Amount
You may request an increase or decrease in the Base Selected Face Amount. If you change your Base Selected Face Amount, your policy charges will change accordingly. If you increase the Base Selected Face Amount, the cost of insurance charge for your policy will increase because of the increase in the Insurance Risk. If you decrease the Base Selected Face Amount, the cost of insurance charge for your policy will decrease because of the decrease in Insurance Risk.
If you increase or decrease the Base Selected Face Amount, your policy may become a MEC under federal tax law. MECs are discussed in the ‘‘Federal Income Tax Considerations’’ section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.
Increases in Base Selected Face Amount
You may increase the Base Selected Face Amount by Written Request beginning six months after the Policy Date or six months after a previous increase. We may request adequate evidence of insurability for an increase.
We will not allow an increase in the Base Selected Face Amount after the Insured’s Attained Age 80. Any increase in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

Any increase must be for at least $5,000.
Decreases in Base Selected Face Amount
You may also decrease your Base Selected Face Amount. The Base Selected Face Amount after a decrease must be at least $25,000.
Any requested decrease in the Base Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows the later of:

•	the date we approve your Written Request for such change; or

•	the requested effective date of the change.

A decrease in the Base Selected Face Amount may have adverse tax consequences.

When We Pay Death Benefit Proceeds
If the policy is In Force, and it is determined that the claim is valid, we normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.
Certain situations may delay payment of a death claim. These situations include, but are not limited to, our right to contest the validity of a death claim. We investigate all death claims that occur within the policy’s two-year contestable periods as described below.
We have the right to contest the validity of the policy for any material misrepresentation of a fact within two years:

•	after the policy is issued;

•	after an increase in the Base Selected Face Amount; or

•	after reinstatement.

We may also investigate death claims beyond the contestable periods. After any two-year contestable period, we generally cannot contest the validity of a policy or a Face Amount increase, except for failure to pay premiums. However, if the application(s) contains a fraudulent misstatement of fact, we may contest at any time, to the extent permitted by law.
We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.
We can also delay payment of the death benefit if the policy has Account Value invested in the Separate Account on the date of death during any period that:

•	it is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment. Interest will be computed (1) at a rate we declare for funds left on deposit with us applicable to individual life insurance policies, or if we have not established such a rate, the Two Year Treasury Constant Maturity Rate as published by the Federal Reserve, or, (2) if greater, the annual rate required by applicable state law. In determining the effective annual rate, we will use the rate in effect on the date of death.
We will pay the death benefit in a lump sum.
Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income in the year such interest is credited.
Suicide
If the Insured dies by suicide, while sane or insane, and the policy is In Force, the policy will terminate.

•	If the death occurs within two years from the Issue Date, we will refund the sum of premiums paid for the policy, less any Policy Debt and amounts withdrawn.

•
If the death occurs after two years from the Issue Date but within two years from an increase in the Base Selected Face Amount, we will refund the sum of the monthly charges associated with the Base Selected Face Amount increase.

•
If the death occurs after two years from the Issue Date but within two years after the policy is reinstated, we will refund the sum of premiums you paid to reinstate the policy and any premiums you paid thereafter, less any Policy Debt and amounts you withdrew.

•
If death occurs after two years from the Issue Date, and there has been no increase in the Base Selected Face Amount or reinstatement during the prior two-year period, we will pay the full death benefit, less any Policy Debt.

For policies issued in Colorado, Minnesota, Missouri, and North Dakota, all references in this provision to ‘‘two years’’ should be replaced with ‘‘one year.’’

Example:

Assume a policy is issued with $500,000 Base Selected Face Amount under Death Benefit Option 1. In Policy Year 4, the owner applies for a $250,000 Base Selected Face Amount increase, which is approved. If the Insured commits suicide within two years of the increase, the benefit payable to the beneficiaries is equal to the original $500,000 death benefit, plus an additional payment equal to the monthly charges that were deducted from the Account Value for the increase segment of $250,000.
Misstatement of Age or Gender
If the Insured’s date of birth or gender is misstated in the application, or the policy has been issued incorrectly, an adjustment will be made. If the adjustment is made when the Insured dies, the death benefit will reflect the amount provided by the most recent monthly cost of insurance charges using the correct age and gender. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age and gender.
Other Benefits Available Under the  Policy
Additional Benefits
In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the “Fee Table” section.
You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders. Adding or removing a rider for which there is a monthly charge may impact the premium limitations on your policy. For additional information, please see ‘‘Premium Limitations’’ in the ‘‘Premiums’’ section. If you choose to add a rider, you may cancel it at any time upon Written Request. You may not, however, add or remove a rider during a Grace Period. You must pay any premium due before such transaction requests can be processed. Having one or more riders that have monthly charges will increase the overall cost of your policy.
We also offer two automated transfer programs as additional benefits – the Automated Account Re-balancing Program and the Automated Account Value Transfer Program. Please note that you cannot select both the Automated Account Re-balancing Program and the Automated Account Value Transfer Program at the same time.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Prevents policy lapse due to Policy Debt by providing a guaranteed paid-up insurance benefit.	Standard if the policy was issued using the Guideline Premium Test
Requirements:
  Policy In Force and at or past 15th Policy Anniversary.
  Insured at least Attained Age 75.
  Account Value at least $100,000.
  Non-loaned Account Value must be sufficient to pay rider charge (if not, Owner required to repay Policy Debt to exercise rider).
  Policy issued under Guideline Premium Test.
  Policy is not and upon exercise of rider will not become a MEC.
  Policy Debt exceeds specified percentage of Account Value.
  Amounts that can be withdrawn without federal tax penalty have been withdrawn.
Exercising rider results in:
  Change to Option 1 death benefit if not already selected.
  Total Selected Face Amount equals Minimum Death Benefit.
  Loaned Account Value earns interest at loan interest rate.
  Non-loaned Account Value held in GPA and accrues interest at not less than minimum GPA rate.
  All other riders terminate.
  No additional premiums allowed.
  No further policy loans or repayments.
  No further policy changes, transfers, and withdrawals allowed.
  Death benefit adjusted and may be reduced to Minimum Death Benefit.

Supplemental Monthly Term Insurance Rider	Provides monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.	Optional
  The Base Selected Face Amount must be at least $25,000.
  Term Rider Selected Face Amount may not exceed ten times the Base Selected Face Amount.
  Requesting increase in Term Rider Selected Face Amount may require additional evidence of insurability.

Cash Surrender Value Enhancement Rider	Provides for the payment of an increased Surrender Value when there is a complete surrender of the policy. The additional Surrender Value equals a partial return of charges assessed on the policy.	Optional
  Must be selected at issue.
  Enhanced payment not available on surrender during Free Look period or on surrender that qualifies as Section 1035 exchange.
  Percentage used in enhanced payment calculation generally declines after first Policy Year and declines to zero at the beginning of the eleventh Policy Year.
  Electing the Supplemental Monthly Term Insurance Rider will reduce the enhanced payment under the rider.

Automated Account Re-balancing Program	Automatically rebalances Separate Account Divisions and GPA to maintain specified percent allocation of Account Value.	Optional	Can change allocation percentages only once each Policy Year. Cannot use with Automated Account Transfer Program. Allocations to the GPA may only be reduced up to 25% once every Policy Year.
Automated Account Value Transfer Program	Automatically transfers a specific amount of Account Value from a single Separate Account Division to other Divisions or the GPA monthly.	Optional	Cannot use with the Automated Account Re-balancing Program.

Overloan Protection Rider
This rider may prevent the policy from lapsing due to Policy Debt by providing a guaranteed paid-up insurance benefit upon exercise of this rider, subject to certain conditions being met. This rider is designed to enable the Policy Owner with a substantially depleted Surrender Value, due to Policy Debt, to potentially avoid the negative tax consequences associated with the lapsing of the policy.
Note: The Internal Revenue Service (IRS) has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Policy Debt should be treated as a distribution, in whole or in part, when this rider is invoked. Consult with a tax adviser regarding the risks associated with invoking this rider.
This rider is included automatically with the policy on the Issue Date if the policy was issued using the Guideline Premium Test under Section 7702 of the IRC. The rider cannot be elected after the policy Issue Date or if the policy was issued using the Cash Value Accumulation Test under Section 7702 of the IRC.
In the event that the policy non-loaned Account Value is insufficient to cover the policy’s monthly charges, this rider provides a paid-up life insurance benefit. A Written Request to exercise the rider must be sent to our Administrative Office in Good Order. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised. The percentages are shown below. The rider will be effective (Rider Effective Date) on the next Monthly Calculation Date after:

(1) we have received the Policy Owner’s Written Request in Good Order to exercise the rider; and

(2) all other conditions for exercising the rider have been met.

Once the rider has been exercised, the Death Benefit Option will be changed to Option 1 (if the Death Benefit Option is not already Death Benefit Option 1) and the Total Selected Face Amount will be reduced to equal the Minimum Death Benefit after the rider charge is taken.
The rider cannot be exercised unless the policy meets all of the following requirements:

•	The policy is In Force and has reached the 15th Policy Anniversary date;

•	The Insured is at least Attained Age 75;

•	The Account Value of the policy must be at least $100,000;

•	The non-loaned Account Value is sufficient to pay the Rider Charge (described below);

•	The policy is issued under the federal Guideline Premium Test under Section 7702 of the Internal Revenue Code, as amended;

•	The policy is not, and exercise of this rider will not cause the policy to become, a ‘‘modified endowment contract’’ under the Internal Revenue Code;

•
The Policy Debt exceeds a specified percentage of the Account Value after deduction of the rider charge. This percentage is called the ‘‘Overloan Rider Trigger’’ and varies by the Attained Age of the Insured. The Overloan Rider Trigger Point
Percentages are shown on the table attached to the rider; and

•	All amounts that may be withdrawn from the policy without the imposition of federal income tax must be taken as partial surrenders prior to exercise of the rider.

The first time the requirements to exercise this rider are met, we will notify the Policy Owner.
Exercising this rider will affect the policy and any other policy riders as follows:

•	Interest will continue to accrue on the Policy Debt at the applicable loan interest rate;

•	The loaned Account Value in the GPA will earn interest at the same rate as the loan interest rate;

•	Any remaining non-loaned Account Value will be held in the GPA and will continue to accrue interest at not less than this policy’s guaranteed minimum interest rate for the GPA;

•	All other riders, including without limitation any Term Rider or Cash Surrender Value Enhancement Rider will be terminated;

•	No further monthly charges or additional charges will be taken from the Account Value;

•	No further policy loans may be taken;

•	No further policy changes, account transfers or partial surrenders will be allowed;

•	No further premium payments or loan repayments will be allowed;

•	The amount of the death benefit will be the maximum of (A) and (B) where:

(A)	is the Base Selected Face Amount; and

(B)	is the Minimum Death Benefit, calculated as of the date of the Insured’s death.

•	The policy will be placed in paid-up status; and

•	The Policy Owner will be notified of the changes to the policy.

The Overloan Protection Rider Trigger Point Percentages and Rider Charge Percentages vary by the Insured’s Attained Age.

Attained Age	Rider Charge Percentage	Trigger Point Percentage
18–74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%
90	1.71%	98.00%
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95+	N/A	N/A
This rider may only be added at the time of policy issue. This rider will terminate on the earliest of:

•	the date we receive a Written Request in Good Order from the Policy Owner to terminate the rider;

•	the Paid-up Policy Date; or

•	the date of termination of the policy.

An example of the operation of the Overloan Protection Rider, including the Overloan Rider Trigger Point, is set forth in Appendix D.
Supplemental Monthly Term Insurance Rider
The Supplemental Monthly Term Insurance Rider (Term Rider) provides you with the option to purchase monthly term insurance on the life of the Insured. The Term Rider Selected Face Amount supplements the Base Selected Face Amount.
You can add the Term Rider at the time of application or at a later time provided that the policy is In Force and the Term Rider is added before the Insured reaches Attained Age 75.
If you add the Term Rider, your Term Rider Selected Face Amount must be at least $25,000.

Before deciding whether to purchase the Term Rider, it is important to know that when the Term Rider is purchased, the compensation received by the registered representative and his or her firm may be less than when compared to purchasing insurance coverage under the base policy only.
You should consider a number of factors when deciding to purchase coverage under the base policy only or to purchase a portion of the coverage under the Term Rider. There can be some important cost differences.
If you compare a policy with the Term Rider to one that provides the same amount of total coverage without the Term Rider, the policy with the Term Rider will, in most cases, have a lower Target Premium and lower premium load charges (assuming the same premium payments are made on both polices).
The following tables shows the estimated Target Premium and estimated premium load charge for a policy with a $1,000,000 Base Selected Face Amount and a policy with a $500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount. Assuming an annual premium payment of $73,590, the estimated premium load charge is less for the policy that has allocated a portion of the coverage to the Term Rider. This is because the Target Premium is calculated based on the coverage provided under the base policy only and does not take into account coverage provided under the Term Rider.

	$1,000,000 Base Selected Face Amount	$500,000 Base Selected Face Amount and $500,000 Term Rider Selected Face Amount
Estimated Target Premium(*)	$73,590	$36,795
Estimated Premium Load Charge(*)	$4,820.15	$2,594.05
(*)	Assumes policy issued to a 45 year-old male non-smoker and is funded with a $73,590 annual premium payment
As shown in the charts above, by allocating at least a portion of the coverage to the Term Rider, you can potentially lower the Target Premium and the premium load charges for your policy. Please see ‘‘Appendix E – Examples of Charge Blending.’’ As a result of the lower premium load charges, for a given premium level, the amount of the Net Premium available for allocation among the Separate Account Divisions and/or the GPA will be greater. This will generally result in higher Surrender Values as compared to a policy with the same total coverage amount but without the Term Rider.
A registered representative can answer any questions and provide illustrations demonstrating the impact of purchasing coverage under the Term Rider. When deciding whether to purchase coverage under the Term Rider, or how much coverage to purchase under the Term Rider, you may want to consider requesting additional illustrations to see examples of how allocating various amounts of coverage to the Term Rider may potentially impact the overall performance of the policy (in particular, an illustration including the maximum amount of the Term Rider at ten times the Base Selected Face Amount).
The amount of monthly term insurance In Force under the Term Rider is equal to the Term Rider Selected Face Amount reduced (to not less than zero) by the excess, if any, of the policy Minimum Death Benefit over:

•	For Death Benefit Option 1, the Base Selected Face Amount;

•	For Death Benefit Option 2, the Base Selected Face Amount plus the policy’s Account Value; or

•	For Death Benefit Option 3, the greater of: (i) the Base Selected Face Amount, or (ii) the Base Selected Face Amount, plus the sum of all premiums paid (and not refunded), less any withdrawals.

We deduct monthly charges for the Term Rider from the Account Value on each Monthly Calculation Date. We assess monthly charges of two types for this rider:
Rider Face Amount Charge
This charge is based on the initial amount of monthly term insurance.
This charge is guaranteed not to exceed $0.025 per $1,000 of amount of monthly term insurance.

Term Rider Cost of Insurance Charge
The amount of this charge is equal to the monthly insurance rate multiplied by each $1,000 of monthly term insurance that requires a charge (calculated as described below). Monthly rates may be changed by us from time to time. However, the rates for the Term Rider will never be more than the maximum rates shown in the policy specifications.

These rates are calculated using 125% of the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the Insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using 125% of the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.

We have the right to charge less than the maximum charges shown in the ‘‘Rider Charges’’ tables. This charge may be based on our expectations of future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes and future profits. We may set different monthly cost of insurance rates for the Base Selected Face Amount and the Term Rider Selected Face Amount. The current rates for the Term Rider are equal to or lower than the rates for the base policy in all years.
The amount of monthly term insurance that requires a charge is computed as of the date the charge is due. The amount is determined by calculating the amount of monthly term insurance in the manner described above. We then divide this amount by an amount equal to 1 plus the monthly equivalent of the minimum annual interest rate for the GPA (1%). The result is the amount of monthly term insurance that requires a charge. Please see ‘‘Appendix F – Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation’’ for an example of each of these calculations.
You may increase the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us. We will require satisfactory evidence of insurability for your requested increase. The Term Rider Selected Face Amount cannot exceed ten times the Base Selected Face Amount. You may also decrease the Term Rider Selected Face Amount by submitting a Written Request in Good Order to us.
Upon withdrawal of the policy’s Account Value, we may decrease the Term Rider Selected Face Amount in addition to the Base Selected Face Amount to prevent an increase in Insurance Risk. If a decrease is required, the Term Rider Selected Face Amount will be decreased first.
The Term Rider will terminate on the earliest of:

•	the date of termination of the policy; or

•	the end of the Grace Period, if any premium due to cover the monthly charges remains unpaid; or

•	the Monthly Calculation Date on or next following the date we receive a Written Request in Good Order from the Policy Owner to terminate the Term Rider; or

•	the date an Overloan Protection Rider (if applicable) is activated on the policy; or

•	the Paid-up Policy Date; or

•	the date the Insured reaches Attained Age 95; or

•	the death of the Insured.

Cash Surrender Value Enhancement Rider
The Cash Surrender Value Enhancement Rider provides for the payment of an increased Surrender Value when there is a complete surrender of the policy (Enhancement Benefit). The Enhancement Benefit is essentially a partial return of policy charges assessed. In most instances, the Enhancement Benefit will not exceed the sum of all charges assessed on the policy.
The rider can only be added at the time of policy issue.
The Enhancement Benefit, if any, is not available upon a surrender during the Free Look period, nor is it available upon a surrender that qualifies as a Section 1035 exchange. In addition, it is important to note that while a Policy Owner can take a withdrawal or a loan while the rider is In Force, the maximum policy loan amount and maximum withdrawal amount available under the policy are not increased by the Enhancement Benefit.

The duration and amounts of the Enhancement Benefit are set forth in ‘‘Appendix G – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’ Currently, the Enhancement Benefit is available upon full surrender of the policy during the first eleven Policy Years.
The Enhancement Benefit is calculated monthly and is equal to (a) the applicable Enhancement Percentage multiplied by (c) an amount equal to:

•	the sum of all premiums paid; less

•	the sum of all withdrawals; and less

•	any Policy Debt.

The percentages used in the Enhancement Benefit calculation generally decline after the first Policy Year. The Enhancement Benefit decreases to zero at the beginning of the eleventh Policy Year. See ‘‘Appendix G – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’
If the Supplemental Monthly Term Insurance Rider is In Force, the Enhancement Benefit is reduced because of the lower premium load charges associated with the Term Rider. Please see ‘‘Appendix G – Factors Used in Calculating the Cash Surrender Value Enhancement Benefit.’’
The Enhancement Benefit is paid from our General Investment Account at the time the policy is completely surrendered. As a General Investment Account obligation, the Enhancement Benefit is not part of the Separate Account and is an obligation of C.M. Life. This means the Enhancement Benefit, including the Policy Owner’s right to receive payment, is subject to C.M. Life’s claims paying ability.
There is a charge for this rider that is applied against each premium payment made in Policy Years one through seven. This charge is equal to (A) plus (B) times the premium payment at that time, where:

(A)	equals the Initial Base Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Base Selected Face Amount Percentage Charge shown in the policy specifications pages; and

(B)	equals the initial Term Rider Selected Face Amount allocation (as a percentage of the initial Total Selected Face Amount) multiplied by the applicable Term Rider Selected Face Amount Percentage Charge shown in the policy specifications pages.

For purposes of this calculation, the Total Selected Face Amount is equal to the sum of the Base Selected Face Amount and the Term Rider Selected Face Amount. Please see ‘‘Appendix G – Example of Cash Surrender Value Enhancement Rider Charge Calculation’’ for an example of the calculation of the Cash Surrender Value Enhancement Rider charge.
The rider will terminate upon the earliest of:

•	the end of the 11th Policy Year;

•	the lapse, exchange or termination of the policy;

•	the absolute assignment of the policy;

•	the death of the Insured; or

•	the receipt of a Written Request in Good Order from the Policy Owner to terminate this rider.

Once terminated, the rider cannot be reinstated.

Accessing the Money in Your Policy
Withdrawals
After the first Policy Year, you can withdraw value from your policy. You must send a Written Request in Good Order on our administrative form to our Administrative Office.

•	Minimum withdrawal amount: $100 (before deducting the withdrawal charge).

•	Maximum withdrawal amount. This amount is equal to:

∘	90% of the Account Value; less

∘	any outstanding Policy Debt; less

∘	an amount equal to (i) the most recent monthly charges multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Policy Anniversary date.

Example:

Your policy has $2,000 of Account Value, $500 of Policy Debt and your most recent monthly charge was $100. Assume there are two Monthly Calculation Dates left until the next Policy Anniversary date. Your maximum withdrawal amount will be $1,000 ((90% x $2,000) – $500 – (3 x $100)).
You must specify in your request the investment options from which you want the withdrawal made and the dollar amount you want withdrawn from each. If you do not specify, the withdrawal will be deducted in proportion to the values in each Separate Account Division and the non-loaned portion of the GPA. The withdrawal amount from each Separate Account Division and the GPA may not exceed the non-loaned Account Value allocated to each as of the date of the withdrawal.
We deduct a withdrawal charge of 2% of the amount you withdraw. This charge will not exceed $25.00. We will reduce your Account Value by the amount of the withdrawal, including the withdrawal charge.
If necessary, we will reduce your Base Selected Face Amount upon withdrawal to prevent an increase in the Insurance Risk, unless you provide us with satisfactory evidence of insurability.
Withdrawals may have adverse tax consequences. These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section.
Withdrawal requests will be effective on the Valuation Date we receive the Written Request in Good Order at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will pay any withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone withdrawal payments. Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section.
Surrenders
You may surrender your policy for its Surrender Value at any time while the policy is In Force and the Insured is alive. The Surrender Value is equal to:

•	the Account Value; less

•	any outstanding Policy Debt.

There is no surrender charge.
The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your surrender will be effective on the next Valuation Date.
We will normally pay any surrender amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are required to suspend or postpone surrender payments. Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section for additional information.
The policy terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.
Loans
You may take a loan from the policy at any time while the Insured is living. We charge interest on policy loans and the interest may be added to the policy loan. We refer to all outstanding loans plus accrued interest as policy debt (Policy Debt).
You may repay all or part of your Policy Debt, but you are not required to do so. We will deduct any outstanding Policy Debt from the proceeds payable at death or the surrender of the policy.
Taking a loan from your policy has several risks:

•	it may increase the risk that your policy will terminate;

•	it will have a permanent effect on your policy’s Surrender Value;

•	it may increase the amount of premium needed to keep the policy In Force;

•	it will reduce the death proceeds if the loan is not repaid prior to death; and

•	it has potential adverse tax consequences.

These tax consequences are discussed in the ‘‘Federal Income Tax Considerations’’ section.
Requesting a Loan
To take a loan, you must send a Written Request in Good Order on our administrative form to our Administrative Office. You must assign the policy to us as collateral for the loan.
Once we have processed the loan request and deducted the proportionate amounts from the Separate Account Divisions and/or the GPA, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request in Good Order to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received in Good Order at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.
Maximum Loan Amount
The maximum loan amount allowed at any time is equal to:

(1)	100% of your Account Value at the time of the loan; less

(2)	any outstanding Policy Debt; less

(3)	an amount equal to three times the most recent monthly charges.

Payment of Proceeds
Loans will be effective on the Valuation Date we receive your Written Request and all other required documents in Good Order at our Administrative Office. If, however, we receive your Written Request on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan request will be effective on the next Valuation Date.
On the effective date of the loan, we deduct your requested loan amount from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value of each. We liquidate Accumulation Units in the Separate Account Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.
We will normally pay any loan amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the loan amount pursuant to applicable law.
Please see ‘‘Other Policy Rights and Limitations’’ in the ‘‘Other Information’’ section for additional information.
Interest Credited on the Loaned Value
When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at a rate equal to at least the minimum annual interest rate for the GPA (1%).
Loan Interest Rate
We charge the minimum annual interest rate for the GPA (1%) plus an amount not more than the maximum loan interest rate expense charge on any loan.
The maximum loan interest rate expense charge will not exceed 3.00%.
The current loan interest rate expense charge varies by Policy Year as follows:

•	Policy Years 1 through 10: 1.00%

•	Policy Years 11 and thereafter: 0.0%

Interest on policy loans accrues daily and becomes part of the Policy Debt. Loan interest will accrue even if the loan check is not cashed. Interest is due on each Policy Anniversary date. If you do not pay the interest when it is due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. We treat any interest capitalized on a Policy Anniversary the same as a new loan. We will deduct this capitalized interest from the Separate Account Divisions and the GPA in proportion to the non-loaned Account Value in each.
Effects of a Loan on the Values of the Policy
A policy loan negatively affects policy values because we reduce the death benefit and Surrender Value by the amount of the Policy Debt.
Also, a policy loan, whether or not repaid, has a permanent effect on your policy’s Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rates credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be.
In addition, if you do not repay a loan, your outstanding Policy Debt will reduce the death benefit and Surrender Value that might otherwise be payable.
Whenever you reach your ‘‘Policy Debt Limit,’’ your policy is at risk of terminating. Your Policy Debt Limit is reached when total Policy Debt exceeds the Account Value. If this happens, we will notify you in writing. ‘‘Policy Termination’’ in the ‘‘Policy Termination and Reinstatement’’ sub-section in the ‘‘Policy Value’’ section explains more completely what will happen if your policy is at risk of terminating. Please note that Policy Termination with an outstanding loan also can result in adverse tax consequences. Please see the ‘‘Federal Income Tax Considerations’’ section.
Repayment of Loans
You may repay all or part of any Policy Debt at any time while the Insured is living and while the policy is In Force.
You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the Valuation Date they are received in Good Order at our Administrative Office. If, however, we receive your loan repayment in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan repayment will be effective on the next Valuation Date.
Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.
Upon repayment, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Separate Account Division(s). We will transfer the repayment in accordance with the Net Premium allocation in effect at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.
Policy Termination and Reinstatement
The policy will terminate upon the occurrence of any of the following events:

•	the Insured dies;

•	the policy has been fully surrendered for its Surrender Value;

•	the Policy Debt Limit is reached; or

•	the Grace Period ends, and we have not received the amount of premium necessary to keep the policy In Force.

The policy will not terminate simply because you do not make Planned Premium payments. In addition, making Planned Premium payments will not guarantee that the policy will remain In Force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.
Policy Termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted due to the Policy Termination cannot be reversed. To avoid Policy Termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force. For more information on the effect of Policy Termination, please see the ‘‘Federal Income Tax Considerations’’ section.
Policy Termination
We will not terminate your policy for failure to pay premiums. However, if on a Monthly Calculation Date, the Surrender Value is insufficient to cover the total monthly charges, your policy will then enter a Grace Period.
Grace Period
Before your policy terminates, we allow a Grace Period during which you must pay the amount of premium needed to avoid Policy Termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	31 calendar days after the date we mail you and any assignee shown in our records written notice at their last known address.

During the Grace Period, the policy will stay In Force; however, policy transactions cannot be processed. If the Insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid premium.
If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value.
Reinstating Your Policy
For a period of three years (or longer if required by state law) after termination of the policy, you may be able to reinstate the policy during the Insured’s lifetime. We will not reinstate the policy if it has been surrendered for its Surrender Value.
Before we reinstate the policy, we must receive:

•	A completed application to reinstate on our administrative form;

•	A premium payment that will produce an Account Value equal to three times the total monthly charges for the policy on the Monthly Calculation Date on or next following the date of reinstatement;

•	Evidence of insurability satisfactory to us; and

•	If applicable, a signed acknowledgement that the policy will become a MEC.

Policy After You Reinstate
If you reinstate your policy, your Base Selected Face Amount will be the same as if the policy had not terminated. The policy will be reinstated on the Valuation Date that is on or next follows the later of (i) the date we approve your application; and (ii) the date we receive the premium required to reinstate the policy. We will assess monthly charges due to us upon reinstatement of the policy as of the reinstatement date. Your Account Value at reinstatement will be the premium paid at the time, reduced by any applicable premium load charges and any monthly charges then due. We do not reinstate Policy Debt.
If you reinstate your policy, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the ‘‘Federal Income Tax Considerations’’ section.
Reinstatement will not reverse any adverse tax consequences caused by Policy Termination unless reinstatement occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences resulting from lapse with Policy Debt be reversed.
Federal Income Tax Considerations
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. The information is not written or intended as tax or legal advice. You are encouraged to seek legal and tax advice from a qualified tax adviser. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to ensure that it continues to qualify as life insurance for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans
We believe the policy meets the IRC definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law. If you sell the policy or there is a transfer for value under IRC Section 101(a)(2), all or a portion of the death benefit under the policy may become taxable unless an exception applies.
As a life insurance policy under the IRC, the gain accumulated in the policy is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the policy is taxed as ordinary income.
From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the policy value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
The following information applies only to a policy that is not a MEC under federal tax law. Please see ‘‘Modified Endowment Contracts’’ later in this section for information about MECs.
As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.
However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued; and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.
If you surrender the policy for its net Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the Account Value, reduced by any surrender charges, but not reduced by any outstanding Policy Debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.
To illustrate how Policy Termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding Policy Debt of $14,000, you would receive a payment equal to the net Surrender Value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).
The potential that Policy Debt will cause taxable income from Policy Termination to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include:

•	amount of outstanding Policy Debt at or near the maximum loan value;

•	unfavorable investment results affecting your policy Account Value;

•	increasing monthly policy charge rates due to increasing Attained Ages of the Insureds;

•	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value; and

•	increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the Policy Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the Policy Debt Limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding Policy Debt to reach the Policy Debt Limit.

To avoid Policy Terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy In Force.
You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your registered representative and your tax adviser at least annually, and take appropriate preventative action.
We believe that, under current tax law, any loan taken under the policy will be treated as Policy Debt of the Policy Owner. If your policy is not a MEC, the loan will not be considered income to you when received.
Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for ‘‘trade or business’’ or ‘‘investment’’ purposes, provided that you meet certain narrow criteria.
If the Policy Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds.
Investor Control and Diversification
There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Separate Account Divisions also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Policy Owner, has control of the investments underlying the various Separate Account Divisions for the policy to qualify as life insurance.
You may make transfers among Separate Account Divisions, but you may not direct the investments each Separate Account Division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.
The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already In Force.
Consequently, we reserve the right to further limit Net Premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.
In addition, the IRC requires that the investments of the Separate Account Divisions be ‘‘adequately diversified’’ in order for a policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account Divisions, through their underlying investment Funds, will satisfy these diversification requirements.
Modified Endowment Contracts
If a policy is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the Account Value (both loaned and non-loaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it may also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Policy Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59½; or

•	made because the taxpayer became disabled; or

•
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

(1)	the accumulated amount paid under the policy at any time during the first seven contract years exceeds

(2)	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy will always be treated as a MEC if it is issued as part of an IRC Section 1035 tax-free exchange from a life insurance policy that was already a MEC.
If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower death benefit amount, from the start of that testing period. If the reduction in death benefit causes the policy to fail the 7-pay test for any prior Policy Year, the policy will be treated as a MEC beginning in the Policy Year in which the reduction takes place.
Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefit.
We will retest whenever there is a “material change” to the policy while it is In Force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.
Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.
Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.
Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular policy. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Policy Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.
Other Tax Considerations
A change of the Policy Owner or an Insured, or an exchange or assignment of the policy, may cause the Policy Owner to recognize taxable income.
The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not currently significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Policy Owner or beneficiary.
Qualified Plans
The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.
Employer-Owned Policies
The IRC contains certain notice and consent requirements for ‘‘employer-owned life insurance’’ policies. The IRC defines ‘‘employer-owned life insurance’’ as a life insurance contract:

•	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);

•	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and

•	under which the policyholder is directly or indirectly a beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

(1)	the employer intends to insure the employee’s life;

(2)	the maximum Base Selected Face Amount for which the employee could be insured at the time the contract was issued; and

(3)	the employer will be the beneficiary of any proceeds payable on the death of the employee.

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.
The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.
Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

(1)	At the time the contract is issued, the insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC Section 101(j)(2)(A)(ii);

(2)	The Insured was an employee at any time during the 12-month period before his or her death;

(3)	The proceeds are paid to a member of the Insured’s family, an individual who is the designated beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated beneficiary, or the Insured’s estate; or

(4)	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.
Business Uses of Policy
Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue

Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Tax Shelter Regulations
Prospective Policy Owners that are corporations should consult a tax adviser about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a ‘‘generation skipping transfer tax’’ when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the IRC may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Withholding
To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico
Income received by residents of Puerto Rico under life insurance policies issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies.
In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act, effective July 1, 2014, U.S. withholding may be required for certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.
Sales to Third Parties
If you sell your policy to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC Section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.
However, the sale of your policy to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance issued in 2009 provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your policy. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the ‘‘Unearned Income Medicare Contribution’’) applies to all or part of a taxpayer’s ‘‘net investment income,’’ at a rate of 3.8%, when certain income thresholds are met. ‘‘Net investment income’’ is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property.
Under final regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your policy.
Other Information
Other Policy Rights and Limitations
Right to Substitute Insured
You may transfer the policy to the life of a substitute Insured subject to certain restrictions. You must request this transfer in writing. The substitution of an Insured may affect the Account Value. Future charges against the policy will be based on the life of the substitute Insured.
The effective date of the transfer is the Policy Anniversary date which is on, or next follows, the later of:

•	the date we approve the application for transfer; and

•	the date any required cost to transfer is paid.

The costs to transfer are:

•	an administrative fee of $75, plus

•	any premium necessary to effect the transfer, plus

•	any excess Policy Debt you have not repaid prior to transfer.

Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. You must pay any such excess on or before the transfer date.
The incontestability and suicide exclusion periods, as they apply to the substitute Insured, run from the transfer date. Any assignments will continue to apply.
The IRS has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under IRS Code Section 1035. Therefore, you must include in current gross income all the previously unrecognized gain in the policy upon a substitution of Insureds.
Right to Assign the Policy
Generally, you may assign the policy as collateral for a loan or other obligation. In certain states, you cannot assign the policy without our approval. We will refuse or accept any request to assign the policy on a non-discriminatory basis. Please refer to your policy. For any assignment we allow to be binding on us, we must receive, in Good Order, written notice of the assignment and a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your policy, certain of your rights may only be exercised with the consent of the assignee of record.

Possible Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Policy Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your policy to government regulators.
Delay of Payment of Proceeds from the GPA
We may delay payment of any surrenders, withdrawals, and loan proceeds that are based on the GPA for up to six months from the date the request is received at our Administrative Office.
If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate used for interest on death proceeds.
Delay of Payment of Proceeds from the Separate Account
We may suspend or postpone transfers from the Separate Account Divisions, or delay payment of any surrenders, withdrawals, loan proceeds and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable to determine the amount because the NYSE closed (other than customary weekend and holiday closings);

•	trading is restricted by the SEC;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	the SEC, by order, permits us to delay payment in order to protect our Policy Owners.

If, pursuant to SEC rules, a money market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from a money market division until the Fund is liquidated.
Distribution
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the policies.
Commissions
Commissions are paid to MMLIS and all broker-dealers who sell the policy. Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives.
Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker dealers.
Commissions are a percentage of premiums paid under the policies. Commissions will not exceed 26% of premiums.

Service Fees
We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation. These payments will not exceed 0.10% of the policy’s average annual Account Value.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips and also includes contributions to certain individual plans such as pension and medical plans. Sales of this policy may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.
Additional Payments to Certain Broker-Dealers
In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. The broker-dealers may use these payments for any reason, including helping offset the costs of the conference or educational seminar. We may also make cash payments to broker-dealers pursuant to marketing service agreements. These marketing service arrangements vary depending on a number of factors, including the specific level of support being provided. These payments are not made in connection with the sale of specific policies. These additional payments are not offered to all broker-dealers and the terms of these arrangements may differ. Any such payments will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such payments and may influence the way that a broker-dealer markets the policy.
Compensation in General
The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this policy over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a policy.
Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of contract-related transactions (including the processing of orders from Policy Owners and orders with the Funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the SAI.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries, and any other payees of proceeds from a policy. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.
Financial Statements
We encourage both existing and prospective Policy Owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request the  SAI by contacting our Administrative Office.

Appendix A
Funds Available Under the Policy
The following is a list of Funds available under the policy. The list of Funds is subject to change, as discussed in the prospectus for the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.MassMutual.com/Electrum-Select. You can also request this information at no cost by calling (800) 665-2654 or sending an email request to BOLICOLIService@MassMutual.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	American Funds Insurance Series® Asset Allocation Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.30%	14.55%	9.47%	7.51%
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.57%	12.34%	7.38%	5.63%
Asset Allocation	Fidelity® VIP Freedom 2025 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.59%	13.48%	8.14%	6.09%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.62%	14.56%	9.17%	6.75%
Asset Allocation	Fidelity® VIP Freedom 2035 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.67%	16.71%	10.74%	7.56%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.71%	18.77%	11.81%	8.03%
Asset Allocation	Fidelity® VIP Freedom 2045 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.72%	19.33%	11.92%	8.08%
Asset Allocation	Fidelity® VIP Freedom 2050 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.72%	19.36%	11.91%	8.07%
Asset Allocation	Fidelity® VIP Freedom 2055 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.72%	19.40%	—	—
Asset Allocation	Fidelity® VIP Freedom 2060 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.72%	19.30%	—	—
Asset Allocation	Fidelity® VIP Freedom 2065 PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.72%	19.29%	—	—

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom Income PortfolioSM (Service Class)(1) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.47%	7.81%	3.85%	3.29%
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	18.32%	10.27%	7.32%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	14.37%	7.94%	6.44%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	12.47%	6.44%	4.95%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.82%	11.65%	5.54%	4.37%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	15.98%	8.95%	6.48%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	13.90%	7.29%	5.50%
Asset Allocation	Schwab® VIT Balanced Portfolio(2) Adviser: Schwab Asset Management Sub-Adviser: N/A	0.58%	11.96%	5.02%	3.66%
Asset Allocation	Schwab® VIT Balanced with Growth Portfolio(3) Adviser: Schwab Asset Management Sub-Adviser: N/A	0.54%	14.85%	6.91%	4.82%
Asset Allocation	Schwab® VIT Growth Portfolio(4) Adviser: Schwab Asset Management Sub-Adviser: N/A	0.55%	17.52%	8.45%	5.77%
Money Market	Invesco V.I. Government Money Market Fund (Series I)(5) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.36%	4.86%	2.09%	1.69%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	4.64%	1.54%	0.95%
Fixed Income	American Funds Insurance Series® American High-Income Trust® (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.57% (*)	12.40%	6.09%	4.50%
Fixed Income	American Funds Insurance Series® Capital World Bond Fund® (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48%	6.39%	-0.07%	0.62%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	American Funds Insurance Series® The Bond Fund of America® (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.48% (*)	4.89%	1.87%	2.16%
Fixed Income	American Funds Insurance Series® U.S. Government Securities Fund® (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.49% (*)	2.88%	1.04%	1.62%
Fixed Income	BlackRock High Yield V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: BlackRock International Limited	0.56% (*)	13.23%	5.76%	4.47%
Fixed Income	BlackRock Total Return V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Advisers: BlackRock International Limited and BlackRock (Singapore) Limited	0.49% (*)	5.83%	1.35%	1.94%
Fixed Income	DFA VA Global Bond Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.21%	5.05%	0.58%	1.29%
Fixed Income	DFA VIT Inflation-Protected Securities Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.11%	4.02%	3.10%	—
Fixed Income	Eaton Vance VT Floating-Rate Income Fund (ADV Class) Adviser: Eaton Vance Management Sub-Adviser: N/A	0.92%	11.52%	4.42%	3.47%
Fixed Income	Fidelity® VIP Bond Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited	0.39%	5.13%	0.64%	—
Fixed Income	Franklin Strategic Income VIP Fund (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	1.09% (*)	8.37%	2.23%	2.02%
Fixed Income	Goldman Sachs Core Fixed Income Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.67% (*)	5.83%	1.13%	1.64%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.92% (*)	8.88%	1.30%	1.50%
Fixed Income	LVIP American Century Inflation Protection Fund (Service Class)(7) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.77% (*)	3.40%	2.65%	1.90%
Fixed Income	MFS® Government Securities Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.58% (*)	4.15%	0.32%	1.06%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML Dynamic Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.57% (*)	7.99%	0.97%	—
Fixed Income	MML High Yield Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.96% (*)	13.21%	5.07%	4.53%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.61% (*)	5.43%	3.19%	2.48%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	6.70%	1.58%	2.04%
Fixed Income	MML Short-Duration Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.58%	6.94%	1.30%	1.58%
Fixed Income	MML Total Return Bond Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.63%	5.45%	1.04%	1.55%
Fixed Income	PIMCO Emerging Markets Bond Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.27%	11.03%	2.15%	2.68%
Fixed Income	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.01%	5.26%	0.97%	1.09%
Fixed Income	PIMCO High Yield Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.77%	12.25%	4.84%	4.15%
Fixed Income	PIMCO Long-Term U.S. Government Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	2.01%	3.99%	-1.29%	2.07%
Fixed Income	PIMCO Real Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.84%	3.67%	3.16%	2.26%
Fixed Income	PIMCO Total Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	0.75%	5.94%	1.09%	1.71%
Fixed Income	T. Rowe Price Limited-Term Bond Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Advisers: T. Rowe Price Hong Kong Limited and T. Rowe Price International Ltd.	0.50% (*)	4.95%	1.86%	1.38%
Fixed Income	Templeton Global Bond VIP Fund (Class 1) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	0.50% (*)	3.19%	-1.89%	-0.41%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	Vanguard VIF High Yield Bond Portfolio Advisers: Wellington Management Company LLP and The Vanguard Group, Inc. Sub-Adviser: N/A	0.24%	11.67%	5.10%	4.33%
Fixed Income	Vanguard VIF Short-Term Investment-Grade Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.14%	6.16%	2.13%	1.93%
Fixed Income	Western Asset Long Credit VIT (Class I)(8) Adviser: Legg Mason Partners Fund Advisor, LLC Sub-Advisers: Western Asset Management Company, LLC and Western Asset Management Company Limited	0.45% (*)	—	—	—
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	17.62%	9.10%	7.55%
Balanced	TOPS® Aggressive Growth ETF Portfolio (Class 1)(1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.29%	17.77%	10.83%	7.69%
Balanced	TOPS® Balanced ETF Portfolio (Class 1)(1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.30%	11.75%	6.67%	4.87%
Balanced	TOPS® Conservative ETF Portfolio (Class 1)(1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.31%	9.48%	5.11%	3.64%
Balanced	TOPS® Growth ETF Portfolio (Class 1)(1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.29%	16.41%	9.75%	6.81%
Balanced	TOPS® Moderate Growth ETF Portfolio (Class 1)(1) Adviser: ValMark Advisers, Inc. Sub-Adviser: Milliman Financial Risk Management, LLC	0.29%	13.81%	8.23%	5.86%
Balanced	Vanguard VIF Balanced Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.21%	14.33%	9.59%	7.89%
Large Cap Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.57% (*)	17.29%	12.60%	9.92%
Large Cap Value	BlackRock Basic Value V.I. Fund (Class I) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.74% (*)	16.61%	11.57%	7.74%
Large Cap Value	DFA VA U.S. Large Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.21%	10.92%	10.71%	8.10%
Large Cap Value	Invesco V.I. Comstock Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.75%	12.36%	13.49%	8.92%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Value	MFS® Value Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.69% (*)	7.93%	11.34%	8.52%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	9.32%	11.99%	8.34%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	9.54%	11.20%	7.86%
Large Cap Value	MML Fundamental Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.	0.80%	13.69%	12.14%	8.39%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.71%	9.19%	12.00%	8.79%
Large Cap Value	Vanguard VIF Diversified Value Portfolio Advisers: Hotchkis and Wiley Capital Management, LLC and Lazard Asset Management LLC Sub-Adviser: N/A	0.29%	20.13%	14.28%	9.27%
Large Cap Value	Vanguard VIF Equity Income Portfolio Advisers: Wellington Management Company LLP and The Vanguard Group, Inc. Sub-Adviser: N/A	0.29%	8.10%	11.57%	9.53%
Large Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.53%	26.12%	13.36%	11.00%
Large Cap Blend
Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.56%	33.45%	16.65%	11.61%
Large Cap Blend	Fidelity® VIP Index 500 Portfolio (Service Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.20%	26.07%	15.45%	11.81%
Large Cap Blend	Fidelity® VIP Total Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.37%	25.71%	14.73%	—
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	9.04%	9.81%	7.80%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.22%	13.57%	10.02%
Large Cap Blend	MFS® Blended Research® Core Equity Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.43% (*)	28.53%	15.81%	11.10%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Large Cap Blend	MML Focused Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	0.87%	9.88%	13.44%	10.83%
Large Cap Blend	MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.00%	14.99%	12.22%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	24.51%	14.72%	10.97%
Large Cap Blend	Schwab® S&P 500 Index Portfolio(9) Adviser: Schwab Asset Management Sub-Adviser: N/A	0.03%	26.22%	15.64%	11.92%
Large Cap Blend	Vanguard VIF Capital Growth Portfolio Adviser: PRIMECAP Management Company Sub-Adviser: N/A	0.34%	27.98%	14.33%	12.85%
Large Cap Growth
Fidelity® VIP Growth Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.68%	36.09%	19.52%	14.68%
Large Cap Growth	Invesco V.I. American Franchise Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	40.93%	16.16%	11.70%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.73% (*)	35.86%	15.89%	12.97%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(10)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	37.96%	18.17%	13.87%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	49.53%	12.93%	12.05%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.69%	51.71%	17.75%	12.98%
Large Cap Growth	Vanguard VIF Growth Portfolio Adviser: Wellington Management Company LLP Sub-Adviser: N/A	0.33%	40.13%	16.08%	12.88%
Small/Mid-Cap Value	DFA VA U.S. Targeted Value Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Adviser: N/A	0.29%	20.03%	15.40%	9.00%
Small/Mid-Cap Value	Franklin Small Cap Value VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	0.91% (*)	13.02%	11.34%	7.31%
Small/Mid-Cap Value	Goldman Sachs Mid Cap Value Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.84% (*)	11.42%	13.37%	8.10%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	Macquarie VIP Small Cap Value Series (Service Class)(12) Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.08%	9.10%	9.87%	6.77%
Small/Mid-Cap Value	MFS® Mid Cap Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79% (*)	12.73%	12.90%	8.73%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	5.97%	11.11%	8.83%
Small/Mid-Cap Value	MML Small Company Value Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.99% (*)	16.14%	11.22%	7.62%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	17.12%	11.06%	7.75%
Small/Mid-Cap Blend	BlackRock Small Cap Index V.I. Fund (Class III) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.47% (*)	16.43%	—	—
Small/Mid-Cap Blend	BNY Mellon MidCap Stock Portfolio (Service Shares) Adviser: BNY Mellon Investment Adviser, Inc. Sub-Adviser: Newton Investment Management North America, LLC	1.05% (*)	17.99%	10.42%	7.17%
Small/Mid-Cap Blend	Fidelity® VIP Extended Market Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.38%	17.11%	11.02%	—
Small/Mid-Cap Blend	Goldman Sachs Small Cap Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.82% (*)	19.28%	10.04%	7.81%
Small/Mid-Cap Blend	Invesco V.I. Small Cap Equity Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95%	16.57%	12.44%	6.55%
Small/Mid-Cap Blend	Lord Abbett Mid Cap Stock Portfolio (Class VC) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	1.15%	15.42%	10.64%	6.51%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	17.81%	13.18%	9.09%
Small/Mid-Cap Blend	Vanguard VIF Mid-Cap Index Portfolio(13) Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.17%	15.83%	12.56%	9.27%
Small/Mid-Cap Growth	Goldman Sachs Mid Cap Growth Fund (Service) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.98% (*)	18.45%	13.49%	9.34%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87%	13.15%	12.77%	9.79%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	LVIP American Century Capital Appreciation Fund (Standard Class II)(14) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.79% (*)	20.69%	13.24%	9.36%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP	0.82%	22.64%	11.38%	10.40%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	16.84%	11.91%	8.80%
International/Global	American Funds Insurance Series® Capital World Growth and Income Fund (Class 1A) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.66% (*)	20.87%	10.33%	7.73%
International/Global	American Funds Insurance Series® Global Growth Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.41% (*)	22.90%	13.94%	9.85%
International/Global	American Funds Insurance Series® Global Small Capitalization Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.66% (*)	16.46%	8.57%	6.04%
International/Global	American Funds Insurance Series® International Growth and Income Fund (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.56%	16.08%	6.38%	3.57%
International/Global	American Funds Insurance Series® New World Fund® (Class 1) Adviser: Capital Research and Management CompanySM Sub-Adviser: N/A	0.57% (*)	16.22%	8.90%	4.95%
International/Global	DFA VA International Small Portfolio (Institutional Class) Adviser: Dimensional Fund Advisors LP Sub-Advisers: Dimensional Fund Advisors Ltd. and DFA Australia Limited	0.40%	14.11%	7.86%	4.89%
International/Global	Fidelity® VIP Emerging Markets Portfolio (Initial Class) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: N/A	0.89%	9.66%	7.79%	5.18%
International/Global	Fidelity® VIP International Index Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company LLC Sub-Adviser: Geode Capital Management, LLC	0.42%	15.88%	6.89%	—
International/Global
Fidelity® VIP Overseas Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FIL Investment Advisors, FIL Investment Advisors (UK) Limited, and FIL Investments (Japan) Limited
		0.73%	20.51%	9.98%	4.91%
International/Global	Franklin Mutual Global Discovery VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	1.15%	20.31%	10.16%	5.98%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
International/Global	Goldman Sachs International Equity Insights Fund (Institutional) Adviser: Goldman Sachs Asset Management, L.P. Sub-Adviser: N/A	0.80% (*)	18.71%	7.81%	3.44%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	21.06%	8.72%	3.80%
International/Global	Invesco V.I. EQV International Equity Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.90%	18.15%	8.42%	4.33%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.82%	34.73%	12.30%	8.47%
International/Global	LVIP American Century International Fund (Standard Class II)(15) Adviser: Lincoln Financial Investments Corporation Sub-Adviser: American Century Investment Management, Inc.	0.95% (*)	12.57%	8.29%	4.07%
International/Global	Macquarie VIP Emerging Markets Series (Service Class)(16) Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.48% (*)	13.45%	3.87%	2.38%
International/Global	MFS® International Intrinsic Value Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.89% (*)	17.66%	8.58%	6.92%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.95%	16.22%	6.11%	2.22%
International/Global	MML Global Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.08%	14.08%	10.18%	7.09%
International/Global	MML International Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	0.95% (*)	18.51%	8.11%	—
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25% (*)	10.47%	1.93%	1.11%
International/Global	Vanguard VIF International Portfolio Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. Sub-Adviser: N/A	0.33%	14.65%	10.28%	6.80%
Specialty (17)
Fidelity® VIP Real Estate Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.70%	11.09%	5.12%	5.93%
Specialty (17)	Invesco V.I. Global Real Estate Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: Invesco Asset Management Limited	1.02%	9.05%	2.11%	3.10%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Specialty (17)
Macquarie VIP Asset Strategy Series (Service Class)(18)
Adviser: Delaware Management Company
Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited
		0.85% (*)	13.94%	8.27%	3.48%
Specialty (17)	Macquarie VIP Science and Technology Series (Service Class)(19) Adviser: Delaware Management Company Sub-Adviser: Macquarie Investment Management Global Limited	1.15%	39.06%	17.17%	10.87%
Specialty (17)	MFS® Global Real Estate Portfolio (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.90% (*)	11.46%	6.41%	6.55%
Specialty (17)	MFS® Utilities Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79% (*)	-2.11%	8.31%	6.39%
Specialty (17)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.06%	12.87%	5.74%	4.36%
Specialty (17)	PIMCO All Asset Portfolio (Administrative Class)(1) Adviser: Pacific Investment Management Company LLC Sub-Adviser: Research Affiliates	2.19% (*)	8.14%	6.02%	4.04%
Specialty (17)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	1.58% (*)	-7.93%	8.46%	-0.90%
Specialty (17)	Vanguard VIF Real Estate Index Portfolio Adviser: The Vanguard Group, Inc. Sub-Adviser: N/A	0.26%	11.70%	7.18%	7.29%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	Schwab VIT Balanced Portfolio was added as an investment option on April 29, 2024.
(3)	Schwab VIT Balanced with Growth Portfolio was added as an investment option on April 29, 2024.
(4)	Schwab VIT Growth Portfolio was added as an investment option on April 29, 2024.
(5)	Invesco V.I. Government Money Market Fund was added as an investment option on April 29, 2024.
(6)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(7)	Effective April 26, 2024, American Century VP Inflation Protection Fund reorganized into LVIP American Century Inflation Protection Fund.
(8)	Western Asset Long Credit VIT was added as an investment option on April 29, 2024.
(9)	Schwab® S&P 500 Index Portfolio was added as an investment option on April 29, 2024.
(10)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(11)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as investment choices under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.

(12)	Macquarie VIP Small Cap Value Series formerly known as Delaware VIP® Small Cap Value Series.
(13)	Vanguard VIF Mid-Cap Index Portfolio was added as an investment option on April 29, 2024.
(14)	Effective April 26, 2024, American Century VP Capital Appreciation Fund reorganized into LVIP American Century Capital Appreciation Fund.
(15)	Effective April 26, 2024, American Century VP International Fund reorganized into LVIP American Century International Fund.
(16)	Macquarie VIP Emerging Markets Series formerly known as Delaware VIP® Emerging Markets Series.
(17)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(18)	Macquarie VIP Asset Strategy Series formerly known as Delaware Ivy VIP Asset Strategy.
(19)	Macquarie VIP Science and Technology Series formerly known as Delaware Ivy VIP Science and Technology.

Appendix B
Mortality & Expense Credit

Fund Name	M&E Credit per Annum
American Funds Insurance Series® American High-Income Trust® (Class 1A)	0.25
American Funds Insurance Series® Asset Allocation Fund (Class 1)	0.00
American Funds Insurance Series® Capital World Bond Fund® (Class 1)	0.00
American Funds Insurance Series® Capital World Growth and Income Fund (Class 1A)	0.25
American Funds Insurance Series® Global Growth Fund (Class 1)	0.00
American Funds Insurance Series® Global Small Capitalization Fund (Class 1)	0.00
American Funds Insurance Series® Growth-Income Fund (Class 1A)	0.25
American Funds Insurance Series® International Growth And Income Fund (Class 1)	0.00
American Funds Insurance Series® New World Fund (Class 1)	0.00
American Funds Insurance Series® The Bond Fund of America® (Class 1A)	0.25
American Funds Insurance Series® U.S. Government Securities Fund® (Class 1A)	0.25
American Funds Insurance Series® Washington Mutual Investors FundSM (Class 1A)	0.25
BlackRock Basic Value V.I. Fund (Class I)	0.25
BlackRock High Yield V.I. Fund (Class I)	0.15
BlackRock Small Cap Index V.I. Fund (Class III)	0.15
BlackRock Total Return V.I. Fund (Class I)	0.15
BNY Mellon MidCap Stock Portfolio (Service Shares)	0.40
DFA VA Global Bond Portfolio (Institutional Class)	0.00
DFA VA International Small Portfolio (Institutional Class)	0.00
DFA VA U.S. Large Value Portfolio (Institutional Class)	0.00
DFA VA U.S. Targeted Value Portfolio (Institutional Class)	0.00
DFA VIT Inflation-Protected Securities Portfolio (Institutional Class)	0.00
Eaton Vance VT Floating-Rate Income Fund (ADV Class)	0.25
Fidelity® VIP Bond Index Portfolio (Service Class 2)	0.30
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.15
Fidelity® VIP Emerging Markets Portfolio (Initial Class)	0.15
Fidelity® VIP Extended Market Index PortfolioSM (Service Class 2)	0.30
Fidelity VIP Freedom® 2020 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2025 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2030 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2035 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2040 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2045 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2050 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2055 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2060 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® 2065 PortfolioSM (Service Class)	0.20
Fidelity VIP Freedom® Income PortfolioSM (Service Class)	0.20
Fidelity® VIP Growth Fund (Service Class)	0.15
Fidelity® VIP Index 500 Portfolio (Service Class)	0.15
Fidelity® VIP International Index Portfolio (Service Class 2)	0.30

Fund Name	M&E Credit per Annum
Fidelity® VIP Overseas Portfolio (Initial Class)	0.15
Fidelity® VIP Real Estate Portfolio (Service Class)	0.15
Fidelity® VIP Total Market Index Portfolio (Service Class 2)	0.30
Franklin Mutual Global Discovery VIP Fund (Class 2)	0.35
Franklin Small Cap Value VIP Fund (Class 2)	0.35
Franklin Strategic Income VIP Fund (Class 2)	0.35
Goldman Sachs Core Fixed Income Fund (Service)	0.25
Goldman Sachs International Equity Insights Fund (Institutional)	0.20
Goldman Sachs Mid Cap Growth Fund (Service)	0.25
Goldman Sachs Mid Cap Value Fund (Institutional)	0.20
Goldman Sachs Small Cap Equity Insights Fund (Institutional)	0.20
Invesco Oppenheimer V.I. International Growth Fund (Series I)	0.22
Invesco V.I. American Franchise Fund (Series I)	0.25
Invesco V.I. Comstock Fund (Series I)	0.25
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	0.22
Invesco V.I. Diversified Dividend Fund (Series I)	0.25
Invesco V.I. EQV International Equity Fund (Series I)	0.25
Invesco V.I. Global Fund (Series I)	0.22
Invesco V.I. Global Real Estate Fund (Series I)	0.25
Invesco V.I. Global Strategic Income Fund (Series I)	0.22
Invesco VI Government Money Market Fund (Class I)	TBD
Invesco V.I. Main Street Fund® (Series I)	0.22
Invesco V.I. Small Cap Equity Fund (Series I)	0.25
Lord Abbett Series Fund Mid Cap Stock VC Portfolio	0.35
LVIP American Century Capital Appreciation Fund (Standard Class II)	0.35
LVIP American Century Inflation Protection Fund (Service Class)	0.35
LVIP American Century International Fund (Standard Class II)	0.35
Macquarie VIP Asset Strategy Series (Service Class)	0.50
Macquarie VIP Emerging Markets Series (Service Class)	0.40
Macquarie VIP Science and Technology Series (Service Class)	0.25
Macquarie VIP Small Cap Value Series (Service Class)	0.40
MFS® Blended Research® Core Equity Portfolio (Initial Class)	0.25
MFS® Global Real Estate Portfolio (Initial Class)	0.25
MFS® Growth Series (Initial Class)	0.25
MFS® Government Securities Portfolio (Initial Class)	0.25
MFS® International Intrinsic Value Portfolio (Initial Class)	0.25
MFS® Mid Cap Value Portfolio (Initial Class)	0.25
MFS® Utilities Series (Initial Class)	0.25
MFS® Value Series (Initial Class)	0.25
MML Aggressive Allocation Fund (Initial Class)	0.15
MML American Funds Core Allocation (Service Class I)	0.50
MML American Funds Growth Fund (Service Class I)	0.50
MML Balanced Allocation Fund (Initial Class)	0.15
MML Blend Fund (Initial Class)	0.15
MML Blue Chip Growth Fund (Initial Class)	0.15
MML Conservative Allocation Fund (Initial Class)	0.15

Fund Name	M&E Credit per Annum
MML Dynamic Bond Fund (Class II)	0.15
MML Equity Income Fund (Initial Class)	0.15
MML Equity Fund (Initial Class)	0.15
MML Focused Equity Fund (Class II)	0.15
MML Foreign Fund (Initial Class)	0.15
MML Fundamental Equity Fund (Class II)	0.15
MML Fundamental Value Fund (Class II)	0.15
MML Global Fund (Service Class I)	0.40
MML Growth Allocation Fund (Initial Class)	0.15
MML High Yield Fund (Class II)	0.15
MML Income & Growth Fund (Initial Class)	0.15
MML Inflation-Protected and Income Fund (Initial Class)	0.15
MML International Equity Fund (Class II)	0.15
MML Large Cap Growth Fund (Initial Class)	0.15
MML Managed Bond Fund (Initial Class)	0.15
MML Managed Volatility Fund (Initial Class)	0.15
MML Mid Cap Growth Fund (Initial Class)	0.15
MML Mid Cap Value Fund (Initial Class)	0.15
MML Moderate Allocation Fund (Initial Class)	0.15
MML Short-Duration Bond Fund (Class II)	0.15
MML Small Cap Equity Fund (Initial Class)	0.15
MML Small Cap Growth Equity Fund (Class Initial)	0.15
MML Small Company Value Fund (Class II)	0.15
MML Small/Mid Cap Value Fund (Initial Class)	0.15
MML Strategic Emerging Markets Fund (Class II)	0.15
MML Sustainable Equity Fund (Initial Class)	0.15
MML Total Return Bond Fund (Class II)	0.15
MML U.S. Government Money Market Fund (Initial Class)	0.15
PIMCO All Asset Portfolio (Administrative Class)	0.30
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.25
PIMCO Emerging Markets Bond Portfolio (Advisor Class)	0.25
PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class)	0.30
PIMCO High Yield Portfolio (Administrative Class)	0.30
PIMCO Long-Term U.S. Government Portfolio (Administrative Class)	0.30
PIMCO Real Return Portfolio (Administrative Class)	0.30
PIMCO Total Return Portfolio (Administrative Class)	0.30
Schwab® S&P 500 Index Portfolio	0.00
Schwab® VIT Balanced Portfolio	0.00
Schwab® VIT Balanced with Growth Portfolio	0.00
Schwab® VIT Growth Portfolio	0.00
T. Rowe Price Limited-Term Bond Portfolio	0.15
Templeton Global Bond VIP Fund (Class 1)	0.15
TOPS® Aggressive Growth ETF Portfolio (Class 1)	0.00
TOPS® Balanced ETF Portfolio (Class 1)	0.00
TOPS® Conservative ETF Portfolio (Class 1)	0.00
TOPS® Growth ETF Portfolio (Class 1)	0.00

Fund Name	M&E Credit per Annum
TOPS® Moderate Growth ETF Portfolio (Class 1)	0.00
Vanguard VIF Balanced Portfolio	0.00
Vanguard VIF Capital Growth Portfolio	0.00
Vanguard VIF Diversified Value Portfolio	0.00
Vanguard VIF Equity Income Portfolio	0.00
Vanguard VIF Growth Portfolio	0.00
Vanguard VIF High-Yield Bond Portfolio	0.00
Vanguard VIF International Portfolio	0.00
Vanguard VIF Mid-Cap Index Portfolio	0.00
Vanguard VIF Real Estate Index Portfolio	0.00
Vanguard VIF Short-Term Investment-Grade Portfolio	0.00
Western Asset Long Credit VIT (Class I)	0.15

Appendix C
Hypothetical Examples of Death Benefit Option Changes
The following are hypothetical examples of death benefit option changes. All examples assume the Minimum Death Benefit does not apply.
Example I – Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Base Selected Face Amount is increased by the amount of the Account Value on the effective date of the change.
For example, if the policy has a Base Selected Face Amount of $500,000 and an Account Value of $25,000, the death benefit under Option 2 is equal to the Base Selected Face Amount plus the Account Value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.
Example II – Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Base Selected Face Amount is increased by the amount of the premiums paid (and not refunded) to the effective date of the change.
For example, if a policy has a Base Selected Face Amount of $500,000, and premium payments of $12,000 have been made to date, the death benefit under Option 3 is equal to the Base Selected Face Amount plus the premiums paid (and not refunded), or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Base Selected Face Amount. Since the death benefit under the policy does not change as the result of a death benefit option change, the Base Selected Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.
Example III – Change from Option 1 to Option 2, or Change from Option 1 to Option 3, or Change from Option 2 to Option 3, or Change from Option 3 to Option 2

For any of these death benefit option changes, the Base Selected Face Amount will equal the Base Selected Face Amount before the change.
For example, if the policy has a Base Selected Face Amount of $700,000, the Base Selected Face Amount after the change will remain $700,000.

Appendix D
Example of Overloan Protection Rider Operation
The calculations below show an example of how the Overloan Protection Rider operates using a sample policy with the Overloan Protection Rider assuming the following:

•	The policy is in Policy Year 21, policy month 1.

•	The Insured is Attained Age 80.

•	The policy is not a MEC.

•	The policy is issued under the Guideline Premium Test.

•	The policy’s Death Benefit Option is Option 2.

•	The Account Value immediately preceding the activation of the Overloan Protection Rider is $125,000.

•	The loaned Account Value immediately preceding the activation of the Overloan Protection Rider is $120,000.

•	Activating the Overloan Protection Rider will not cause the policy to become a MEC or fail the Guideline Premium Test.

•	All amounts that may be withdrawn from the policy without the imposition of federal income tax have been taken as partial surrenders prior to exercise of the rider.

Upon exercising the Overloan Protection Rider:

•	The one-time rider charge is deducted: = [Account Value x Overloan Protection Rider charge] = [$125,000 x 3.19%] = $3,987.50.

•
The Overloan Rider Trigger is met. The Overloan Rider Trigger point is 96% for Attained Age 80. The ratio of the Policy Debt to the Account Value less the deduction for the one-time rider charge = [loaned Account Value/(Account Value – Overloan Protection Rider charge)] = [$120,000/($125,000 – $3,987.50)] = 99.2%. 99.2% ≥ 96%.

•	The Death Benefit Option is changed from Option 2 to Option 1.

•
The remaining non-loaned Account Value is the Account Value less the Policy Debt less the one-time rider charge. The non-loaned Account Value = [Account Value – loaned Account Value – Overloan Protection Rider charge] = [$125,000 – $120,000 – $3,987.50] = $1,012.50. This amount is transferred to the GPA and will accrue interest at not less than the policy’s guaranteed minimum interest rate for the GPA.

•	The policy becomes a paid-up policy and the Total Selected Face Amount = [Account Value after the rider charge is taken x Minimum Death Benefit factor] = [($125,000 – $3,987.50) x 105%] = $127,063.13.

•	The Policy Debt of $120,000 will continue to accrue interest at the applicable rate and the loaned Account Value of $120,000 will continue to accrue interest at the applicable rate.

Appendix E
Examples of Charge Blending
The tables and the calculations below show examples of how actual charges would be determined using a sample policy assuming the following:

•	The policy is in Policy Year 2, policy month 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is issued on a guaranteed basis for a 45 year-old male nonsmoker.

•	The policy is funded by seven annual premium payments of $73,590.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 2, policy month 1 is $100,000.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

All of the tables and calculations examples use current charges. If maximum charges were used in these examples, the charges would be higher.
Example of Premium Load Charge

Total Premium Load Charge: Deducted from each premium payment

Policy Year	Target Premium Charge	Excess Premium Charge	Target Premium Paid	Excess Premium Paid
2	6.55%	0.50%	$58,872	$14,718
Using the charges in the table above and the assumptions in the example listed above, the Premium Load Charge is calculated as shown below.
Premium Load Charge =
[(Target Premium) x (Target Premium Charge)]
+
[(Excess Premium) x (Excess Premium Charge)]
= [($58,872) x (0.0655)]
+ [($14,718) x (0.0050)]
= $3,929.71 of the premium received during Policy Year 2

Example of Face Amount Charge

Total Face Amount Charge: Deducted monthly from Account Value

Policy Year	Base Face Amount Charge per $1,000 of Base Selected Face Amount	Term Rider Face Amount Charge per $1,000 of Term Rider Selected Face Amount
2	$0.025	$0.025
Using the charges in the table above and the assumptions in the example listed above, the total face amount charge is calculated as shown below.
Total Face Amount Charge per Month =
[(Base Selected Face Amount) x (Base Face Amount Charge)]
+
[(Term Rider Selected Face Amount) x (Term Rider Face Amount Charge)]
= [($800,000)/1,000 x ($0.025)]
+
[($200,000)/1,000 x ($0.025)]
= [($800) x ($0.025)]
+
[($200) x ($0.025)]
= [($20.00)]
+
[($5.00)]
= $25.00 deducted monthly from the Account Value in Policy Year 2

Example of Cost of Insurance Charge

Cost of Insurance Charge: Deducted monthly from Account Value*

Policy Year	Base Monthly Cost of Insurance Charge per $1,000 of Insurance Risk(*)	Term Monthly Cost of Insurance Amount Charge per $1,000 of Insurance Risk(*)
2	$0.046	$0.046
(*)	Cost of insurance charge rates change each Policy Year based on the issue age of the Insured and the Policy Year.
Using the charges in the table above and the assumptions in the example listed above, the cost of insurance charge is calculated as shown below.
Total Cost of Insurance Charge =
[(Base Net Amount at Risk) x (Base Monthly Cost of Insurance Charge)]
+ [(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]
= [[($800,000/1.0008295) – $100,000]/1,000 x ($0.046)]
+
[[($200,000)/(1.0008295)]/1,000 x ($0.046)]
= [($699.42) x ($0.046)]
+
[($199.83) x ($0.046)]
= [($32.17)]
+
[($9.19)]
= $41.36 deducted from the Account Value in the first month of Policy Year 2

Appendix F
Example of Amount of Monthly Term Insurance and Term Cost of Insurance Charge Calculation
The calculations below show an example of how the amount of monthly term insurance and the corresponding term cost of insurance charge would be determined using a sample policy with the term rider assuming the following:

•	The policy is in Policy Year 6, policy month 1.

•	The policy is issued on a guaranteed basis for a 45 year-old male non-smoker.

•	The policy is issued under the Cash Value Accumulation Test.

•	The policy’s Death Benefit Option is Option 1.

•	The Total Selected Face Amount is $1,000,000.

•	The Base Selected Face Amount $800,000 and the Term Rider Selected Face Amount is $200,000.

•	The policy is funded by seven annual premium payments of $73,590.

•	The Account Value immediately preceding the cost of insurance charge deduction in Policy Year 6, policy month 1 is $450,000.

•	The Minimum Death Benefit factor for a 50 year-old male non-smoker is 1.89.

•	The monthly equivalent of the minimum annual interest rate for the fixed Account Value is 0.0008295.

•	The term monthly cost of insurance charge per $1,000 of Insurance Risk in Policy Year 6 is $0.09.

Amount of Monthly Term Insurance

The calculation of the amount of monthly term insurance in Policy Year 6, policy month 1 is shown below:
Amount of monthly term insurance
= Term Rider Selected Face Amount – (Minimum Death Benefit – Base Selected Face Amount)(*)
= $200,000 – (($450,000 x 1.89) – $800,000)
= $200,000 – ($850,500 – $800,000)
= $200,000 – $50,500
= $149,500 of monthly term insurance in Policy Year 6, policy month 1
(*)	This amount will not be less than zero.

Monthly Term Insurance Cost of Insurance Charge

The calculation of the term cost of insurance charge in Policy Year 6, policy month 1 is shown below:
Term Rider Cost of Insurance Charge
= [(Term Net Amount at Risk) x (Term Monthly Cost of Insurance Charge)]
= [($149,500/1.0008295)/1,000] x $0.09
= [$149,376.09/1,000] x $0.09
= $149.38 x $0.09
= $13.44 deducted from the Account Value in the first month of
Policy Year 6 for the monthly term cost of insurance charge

Appendix G
Factors Used in Calculating the Cash Surrender Value Enhancement Benefit
The table below shows the current factors used to calculate the Cash Surrender Value Enhancement Benefit for the first and last month of each Policy Year. The actual calculation will depend on the month the policy is surrendered. Policy Owners may, free of charge, request a calculation of their current Cash Surrender Value Enhancement Benefit by contacting our Administrative Office.

	Base Enhancement Percentage		Term Enhancement Percentage
Policy Year	Month 1	Month 12	Month 1	Month 12
1	6.10%	8.87%	3.05%	4.44%
2	8.70%	7.84%	4.35%	3.92%
3	8.30%	7.08%	4.15%	3.54%
4	7.57%	6.33%	3.79%	3.17%
5	6.62%	5.40%	3.31%	2.70%
6	5.51%	4.33%	2.76%	2.17%
7	4.52%	3.34%	2.26%	1.67%
8	3.26%	2.45%	1.63%	1.23%
9	2.38%	1.50%	1.19%	0.75%
10	1.44%	0.75%	0.72%	0.38%
11	0.00%	0.00%	0.00%	0.00%

Example of Cash Surrender Value Enhancement Benefit (using the factors available in the table above)

In this example, we will assume the following:

•	A full surrender is requested in the last month of Policy Year 2.

•	The sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt is $200,000.

•	The Base Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 75%.

•	The Term Rider Selected Face Amount allocation (as a percentage of the Total Selected Face Amount) is 25%.

Using the charges in the table above and the assumptions in the example listed above, the Cash Surrender Value Enhancement Benefit is calculated as shown below:
Cash Surrender Value Enhancement Benefit =
[(Base Selected Face Amount Allocation x Base Enhancement Percentage)
+
(Term Rider Selected Face Amount Allocation x Term Enhancement Percentage)]
x
[Sum of all premiums paid, less the sum of all withdrawals, and less any Policy Debt]
= [(0.75 x 7.84%)
+
(0.25 x 3.92%)]
x
[200,000]
= 6.86%
x
$200,000
= $13,720.00 Cash Surrender Value Enhancement Benefit

Example of Cash Surrender Value Enhancement Rider Charge Calculation

Total Rider Charge: Deducted from each premium payment*

Policy Year	Base Selected Face Amount Percentage Charge	Term Rider Selected Face Amount Percentage Charge
2	0.50%	0.50%
*     Rider charge assessed in Policy Years 1–7.
In this example, we will assume the following:

•	A $50,000 premium is paid in Policy Year 2.

•	The Base Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 75%.

•	The Term Rider Selected Face Amount Allocation (as a percentage of the Total Selected Face Amount) is 25%.

Using the charges in the table above and the assumptions in the example listed above, the rider charge deducted from the $50,000 premium payment is calculated as shown below:
Rider Charge =
[(Base Selected Face Amount Allocation x Base Selected Face Amount Percentage Charge)
+
(Term Rider Selected Face Amount Allocation x Term Rider Selected Face Amount Percentage Charge)]
  x
[Premium Paid]
= [(0.75 x 0.50%)
+
(0.25 x 0.50%)]
x
[$50,000]
= 0.50%
x
$50,000
= $250.00 of the premium payment

The SAI contains additional information about the Separate Account and the policy. The SAI is incorporated into this prospectus by reference and is legally part of this prospectus. We filed the SAI with the SEC.
This prospectus and the SAI are available online at www.MassMutual.com/Electrum-Select. For a free copy of other information about this policy, or general inquiries, you can contact our Administrative Office:
Massachusetts Mutual Life Insurance Company
BOLI/COLI Document Management Hub
1295 State Street
Springfield, MA 01111-0001
(800) 665-2654
(Fax) (860) 562-6154
(Email) BOLICOLIService@MassMutual.com
www.MassMutual.com
You can also request, free of charge, a personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.
Investment Company Act file number: 811-09020
Securities Act file number: 333-259818
Class (Contract) Identifier: C000232693

STATEMENT OF ADDITIONAL INFORMATION
C.M. LIFE INSURANCE COMPANY
(Depositor)

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. Life Electrum SelectSM
April 29, 2024
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the statutory prospectus dated April 29, 2024, for the C.M. Life Electrum SelectSM policy. The C.M. Life Electrum Select policy and its statutory prospectus may be referred to in this SAI.
For a copy of the statutory prospectus, call (800) 665-2654, visit online at www.MassMutual.com/Electrum-Select, send an email request to BOLICOLIService@MassMutual.com, or write to: Massachusetts Mutual Life Insurance Company, BOLI/COLI Document Management Hub, 1295 State Street, Springfield, Massachusetts 01111-0001.

TABLE OF CONTENTS

	SAI	Prospectus
General Information and History .......................	2	16
Company ............................................	2	16
The Separate Account ................................	2	17
Services ................................................	2
Additional Information About the Operation of the Policy and the Registrant ...............................	2
Purchase of Shares in the Funds ......................	2
Annual Reports ......................................	2
Underwriters ...........................................	3	55
Commissions ........................................	3	55
Additional Information .................................	4
Underwriting Procedures .............................	4
Special Purchase Plans – Reduction of Charges .......	4
Increases in Base Selected Face Amount .............	4	35
Performance Data ......................................	4
Experts ................................................	4
Financial Statements ...................................	5	57
The Registrant .......................................	5
The Depositor ........................................	5

1

GENERAL INFORMATION AND HISTORY
Company
C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual®). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. C.M. Life was established on April 25, 1980 and is organized as a mutual life insurance company in the State of Connecticut.
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financials Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.
The Separate Account
We established C.M. Life Variable Life Separate Account I (Separate Account) as a separate account under Connecticut law on February 2, 1995. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.
The Separate Account holds the assets that underlie the contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.
We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the policy (or other policies that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the policy.
SERVICES
The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account (GPA), the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the policies, and Divisions of that segment. The Company’s principal business address is 1295 State Street, Springfield, Massachusetts 01111-0001.
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT
Purchase of Shares in the Funds
Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.
Because the underlying Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict. Additionally, if the insurer becomes aware of such conflicts, the insurer will work with the underlying Funds’ board to resolve the conflict.
Annual Reports
Each year within 30 calendar days after the Policy Anniversary, we will provide the Policy Owner a report showing the following policy information:

•	the Account Value at the beginning of the previous Policy Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the Policy Year; and

•	the Account Value, death benefit, Surrender Value and Policy Debt as of the current Policy Anniversary.

This report may contain additional information if required by any applicable law or regulation.
2

UNDERWRITERS
The policies are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors serves as principal underwriter for the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS and MML Distributors are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
As the policy was first offered for sale in 2022 compensation information can only be reported for two years. During the last two years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the policies described in the statutory prospectus.

Year	MMLIS	MML Distributors
2023	$198,360	$0
2022	$133,432	$0
The offering is on a continuous basis.
Commissions
Commissions for sales of the policies by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the policies by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.
As the policy was first offered for sale in 2022 commissions information can only be reported for two years. During the last two years, commissions as described in the statutory prospectus were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2023	$1,556,000	$0
2022	$707,145	$0
MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (‘‘selling brokers’’). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.
We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.
Agents or selling brokers who sell the policies receive commissions as a percentage of premiums paid as well as a percentage of the annual policy Account Value. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 26% of premiums, plus 0.10% of the policy’s average annual Account Value.
We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.
Agents and general agents may receive commissions at lower rates on policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.
We may pay independent, third party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.
While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special
3

arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the policies.
ADDITIONAL INFORMATION
Underwriting Procedures
Underwriting is prescribed at the group level, based on analysis of the group’s characteristics. A Case may be assigned either Full Underwriting, Simplified Issue Underwriting or Guaranteed Issue Underwriting. Current cost of insurance charges will vary by the type of underwriting performed.
The maximum cost of insurance charges are based on the 2017 Commissioners’ Standard Ordinary Mortality Table, male or female, the non-smoker or smoker table, and age of the Insured on his/her last birthday. For policies issued on a unisex basis, these rates are calculated using the 2017 Commissioners’ Standard Ordinary Mortality Table, 80% male, the non-smoker or smoker table, and age of the Insured on his/her last birthday.
Special Purchase Plans — Reduction of Charges
We may reduce or eliminate certain charges (sales load, administrative charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Policy Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the policies are being purchased; and

•	the expected persistency of individual policies.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Policy Owners which reflects differences in costs of services.
Increases in Base Selected Face Amount
Additional coverage acquired in accordance with an increase in Base Selected Face Amount will incur cost of insurance charges on the same basis as the original contract. Following an increase in Base Selected Face Amount, cash values and premium payments are applied to the total contract, with no distinct assignment to the original contract and the increased portion.
PERFORMANCE DATA
From time to time, we may report actual historical performance of the investment Funds underlying each Separate Account Division. These returns will reflect the Fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the Account Value of the policy, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.
The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported.
We currently post investment performance reports for the underlying Funds available in the C.M. Life Electrum Select product on our website at www.MassMutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at (800) 665-2654, Monday – Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.
We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.
EXPERTS
The financial statements of C.M. Life Variable Life Separate Account I as of December 31, 2023 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2023 and 2022, and for each of the years in
4

the three-year period ended December 31, 2023, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 27, 2024, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The Registrant
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2023
Statements of Operations and Changes in Net Assets for the years ended December 31, 2023 and 2022
Notes to Financial Statements
The Depositor
Independent Auditors’ Report
Statutory Statements of Financial Position as of December 31, 2023 and 2022
Statutory Statements of Income (Loss) for the years ended December 31, 2023, 2022 and 2021
Statutory Statements of Changes in Surplus for the years ended December 31, 2023, 2022 and 2021
Statutory Statements of Cash Flows for the years ended December 31, 2023, 2022 and 2021
Notes to Statutory Financial Statements
5

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2023 and 2022 and

for the years ended December 31, 2023, 2022 and 2021

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

C.M. Life Insurance Company:

Opinions

We have audited the financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2023 and 2022, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the three-year period ended December 31, 2023, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 3 to the financial statements, in 2023, the Company adopted INT 23-01T - Disallowed IMR. Our opinions are not modified with respect to this matter.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.
1

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

February 27, 2024

3

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2023	2022
	($ In Millions, except for par value)

Assets:
Bonds	$2,617	$3,736
Preferred stocks	5	7
Common stock – subsidiary and affiliate	239	275
Common stocks – unaffiliated	7	2
Mortgage loans	803	918
Policy loans	144	146
Partnerships and limited liability companies	147	171
Derivatives	562	724
Cash, cash equivalents and short-term investments	740	57
Other invested assets	225	334
Total invested assets	5,489	6,370
Investment income due and accrued	84	105
Federal income taxes	37	32
Deferred income taxes	24	23
Other than invested assets	179	16
Total assets excluding separate accounts	5,813	6,546
Separate account assets	1,732	1,553
Total assets	$7,545	$8,099
Liabilities:
Policyholders’ reserves	$3,179	$3,709
Liabilities for deposit-type contracts	56	68
Contract claims and other benefits	10	8
Transfers due from separate accounts	(1)	(2)
Payable to parent	17	24
Asset valuation reserve	76	93
Collateral	87	203
Derivatives	279	480
Other liabilities	205	183
Total liabilities excluding separate accounts	3,908	4,766
Separate account liabilities	1,732	1,553
Total liabilities	5,640	6,319
Capital and Surplus:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,452	1,327
Total capital and surplus	1,905	1,780
Total liabilities and capital and surplus	$7,545	$8,099

See accompanying notes to statutory financial statements

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Revenue:
Premium income	$127	$224	$277
Net investment income	211	268	280
Fees and other income	77	99	100
Total revenue	415	591	657
Benefits, expenses and other deductions:
Policyholders’ benefits	914	641	618
Change in policyholders’ reserves	(634)	(276)	(168)
General insurance expenses	42	60	65
Commissions	21	37	41
State taxes, licenses and fees	7	9	9
Other deductions	1	(23)	(5)
Total benefits, expenses and other deductions	351	448	560
Net gain from operations before federal income taxes	64	143	97
Federal income tax expense	8	19	11
Net gain from operations	56	124	86
Net realized capital (losses) gains	(15)	16	2
Net income	$41	$140	$88

See accompanying notes to statutory financial statements

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Capital and surplus, beginning of year	$1,780	$1,634	$1,739
Net increase due to:
Net income	41	140	88
Change in net unrealized capital gains (losses)	(6)	169	(10)
Change in net unrealized foreign exchange capital gains (losses), net of tax	27	(49)	(18)
Change in other net deferred income taxes	14	35	14
Change in nonadmitted assets	38	(41)	3
Change in asset valuation reserve	17	12	(2)
Prior period adjustments	(5)	-	-
Dividend paid	-	(163)	(173)
Contributions received	-	50	-
Other	(1)	(7)	(7)
Net increase	125	146	(105)
Capital and surplus, end of year	$1,905	$1,780	$1,634

See accompanying notes to statutory financial statements

6

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
	December 31,
	2023	2022	2021
	(In Millions)
Cash from operations:
Premium and other income collected	$198	$317	$383
Net investment income	220	247	287
Benefit payments	(919)	(625)	(643)
Net transfers from separate accounts	100	106	149
Commissions and other expenses	(58)	(99)	(123)
Federal and foreign income taxes paid	(5)	(39)	(24)
Net cash (applied to) from operations	(464)	(93)	29
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,327	727	873
Preferred and common stocks – unaffiliated	-	4	7
Common stocks – affiliated	19	-	-
Mortgage loans	173	161	130
Partnerships and limited liability companies	31	41	19
Derivatives	(13)	(168)	(21)
Other	109	(46)	64
Total investment proceeds	1,646	719	1,072
Cost of investments acquired:
Bonds	(231)	(528)	(802)
Preferred and common stocks – unaffiliated	-	(1)	(5)
Common stocks – affiliated	-	(1)	(2)
Mortgage loans	(61)	(37)	(234)
Partnerships and limited liability companies	(17)	(32)	(25)
Derivatives	-	(12)	(8)
Total investments acquired	(309)	(611)	(1,076)
Net increase in policy loans	1	-	7
Net cash from investing activities	1,338	108	3
Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(14)	(6)	1
Change in collateral	(162)	37	(83)
Dividend paid	-	(163)	(173)
Contribution received		50	-
Other cash (used) provided	(15)	(22)	34
Net cash (used in) from financing and miscellaneous sources	(191)	(104)	(221)
Net change in cash, cash equivalents and short-term investments	683	(89)	(189)
Cash, cash equivalents and short-term investments, beginning of year	57	146	335
Cash, cash equivalents and short-term investments, end of year	$740	$57	$146

See accompanying notes to statutory financial statements

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.        Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

MMFA is a sales force of financial professionals that operate in the U.S. MMFA sells individual life, individual annuities, hybrid life and long-term care (LTC) and DI. The Company’s MMSD channel sells life insurance, disability, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life, critical illness, accident insurance and DI, through the workplace.

2.        Summary of significant accounting policies

a.        Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity (HTM)
•	Changes in the fair value of derivative financial instruments are recorded as changes in capital and surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Starting on January 1, 2022, the Company adopted the current expected credit loss (CECL) impairment model for U.S. GAAP, which only applies to financial assets carried at amortized cost, including mortgage loans, equipment loans, HTM debt securities, and trade, lease, reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. All financial assets within scope of CECL will have a credit loss allowance. The adopted guidance also changes the incurred loss model on AFS debt securities to be an allowance for credit losses with potential recoverability Refer to Note 2z. “Net realized capital (losses) gains
8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining other-than-temporary impairments (OTTI)

Policyholders’ liabilities

•	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital (losses) gains

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Consolidated Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP follows the CECL impairment model effective 1/1/2022
•	Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses) as other comprehensive income
•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP
9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, OTTI, the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.        Corrections of errors and reclassifications

For the years ended December 31, 2023 and 2022, corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2023 and 2022
	Increase (Decrease) to:
	Prior		Current		Asset
	Years’		Year		or Liability
	Net Income		Surplus		Balances
	(In Millions)
	2023	2022	2023	2022	2023	2022
Investment income due and accrued	$(2)	$-	$(2)	$-	$(2)	$-
Policyholders’ reserves	(3)	(1)	(3)	(1)	3	1
Total	$(5)	$(1)	$(5)	$(1)

c.        Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

transaction between willing market participants. Statutory accounting continues to utilize the other-than-temporary impairment(s) (OTTI) model described in Note 2y.

d.        Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.        Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Capital and Surplus. Dividends are recorded in net investment income when declared. The cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

f.        Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.        Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.        Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

i.        Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.        Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized (losses) gains. Amounts receivable and payable are accrued as net investment income.

k.        Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.         Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

m.       Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

n.        Separate accounts

Separate accounts and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company has only separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

o.        Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments, investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

p.        Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

q.        Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual VM-20 which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

13

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On January 1, 2020, the Company transitioned from Actuarial Guideline 43 to VM-21 for valuing guaranteed living benefits on certain annuity products for statutory reserves

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.        Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

s.        Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.        Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

14

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.        Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

v.        Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

w.        Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital (losses) gains, which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

x.        Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

y.        Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

15

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.        Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

3.        New accounting standards

Adoption of new accounting standards

In June 2022, the NAIC adopted modifications to SSAP No. 25, Affiliates and Other Related Parties and SSAP No. 43R, Loan-Backed and Structured Securities, effective December 31, 2022. The modifications clarify application of the existing affiliate definition and incorporate disclosure requirements for all investments that involve related parties, regardless of whether they meet the affiliate definition. The revisions to SSAP No. 43R also included additional clarifications that the investments from any arrangements that results in direct or indirect control, which include but are not limited to control through a servicer, shall be reported as affiliated investments. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR $150 million.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, the Bond Project.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.” An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest.

In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s impact of PIK in relation to the financial statements.

19

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.       Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2023
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
States, territories and possessions	11	11	-	11	-
Political subdivisions	14	14	-	14	-
Special revenue	71	73	-	73	-
Industrial and miscellaneous	2,254	2,031	-	789	1,242
Parent, subsidiaries and affiliates	264	247	-	35	212
Preferred stocks	5	5	1	-	4
Common stocks - subsidiaries and affiliates	6	6	-	-	6
Common stocks - unaffiliated	7	7	4	-	3
Mortgage loans - commercial	642	601	-	-	601
Mortgage loans - residential	161	146	-	-	146
Derivatives:
Interest rate swaps	423	182	-	182	-
Options	28	28	-	28	-
Currency swaps	62	62	-	62	-
Forward contracts	1	1	-	1	-
Financial futures	48	48	48	-	-
Cash, cash equivalents and short-term investments	740	740	35	705	-
Separate account assets	1,732	1,732	1,732	-	-
Financial liabilities:
Individual annuity contracts	2,373	2,306	-	-	2,306
Supplementary contracts	49	49	-	-	49
Derivatives:
Interest rate swaps	255	255	-	255	-
Options	16	16	-	16	-
Currency swaps	4	4	-	4	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $233 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$3	$3	$-	$3	$-
States, territories and possessions	12	12	-	12	-
Political subdivisions	14	14	-	14	-
Special revenue	76	76	-	76	-
Industrial and miscellaneous	3,411	3,069	-	1,230	1,839
Parent, subsidiaries and affiliates	220	194	-	37	157
Preferred stocks	7	7	1	-	6
Common stocks - subsidiaries and affiliates	23	23	18	-	5
Common stocks - unaffiliated	2	2	1	-	1
Mortgage loans - commercial	729	680	-	-	680
Mortgage loans - residential	189	171	-	-	171
Derivatives:
Interest rate swaps	602	602	-	602	-
Options	15	15	-	15	-
Currency swaps	104	104	-	104	-
Forward contracts	2	2	-	2	-
Financial futures	1	1	1	-	-
Cash, cash equivalents and - short-term investments	57	57	14	43	-
Separate account assets	1,553	1,553	1,553	-	-
Financial liabilities:
Individual annuity contracts	2,871	2,769	-	-	2,769
Supplementary contracts	60	60	-	-	60
Derivatives:
Interest rate swaps	469	469	-	469	-
Options	6	6	-	6	-
Currency swaps	1	1	-	1	-
Forward contracts	4	4	-	4	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $252 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as SOFR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

22

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$2	$4	$6
Preferred stocks	-	-	4	4
Common stocks - subsidiaries and affiliates	-	-	6	6
Common stocks - unaffiliated	4	-	3	7
Interest rate swaps	-	421	-	421
Options	-	28	-	28
Currency swaps	-	62	-	62
Forward contracts	-	1	-	1
Financial futures	48	-	-	48
Separate account assets	1,732	-	-	1,732
Total financial assets carried at fair value	$1,784	$514	$17	$2,315
Financial liabilities:
Derivatives:
Interest rate swaps	$-	$255	$-	$255
Options	-	16	-	16
Currency swaps	-	4	-	4
Forward contracts	-	4	-	4
Total financial liabilities carried at fair value	$-	$279	$-	$279

For the year ended December 31, 2023, there were no significant transfers between Level 1 and Level 2.

23

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2022
	Level 1		Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous		$-	$-	$10	$10
Preferred stocks		-	-	4	4
Common stocks - subsidiaries and affiliates		18	-	5	23
Common stocks - unaffiliated		-	-	2	2
Derivatives:
Interest rate swaps		-	602	-	602
Options		-	15	-	15
Currency swaps		-	104	-	104
Forward contracts		-	2	-	2
Financial futures		1	-	-	1
Separate account assets		1,553	-	-	1,553
Total financial assets carried at fair value		$1,572	$723	$21	$2,316
Financial liabilities:
Derivatives:
Interest rate swaps	$	-)	$469(	$-	$469
Options		-	6	-	6
Currency swaps		-	1	-	1
Forward contracts		-	4	-	4
Total financial liabilities carried at fair value		$-	$480	$-	$480

For the year ended December 31, 2022, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis

24

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/23										Balance as of 12/31/23
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$10	$(1)	$-	$1	$-	$-	$-	$-	$-	$(6)	$4
Preferred stocks	4	-	-	-	-	-	-	-	-	-	4
Common stocks - subsidiaries and affiliates	5	-	27	-	(26)	-	-	-	-	-	6
Common stocks - unaffiliated	2	-	(1)	-	2	-	-	-	-	-	3
Total financial assets	$21	$(1)	$26	$1	$(24)	$-	$-	$-	$-	$(6)	$17

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

		Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements
	Balance as of 1/1/22										Balance as of 12/31/22
								Transfers
								In	Out	Other
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$19	$(1)	$(2)	$-	$1	$-	$-	$-	$-	$(7)	$10
Preferred stocks	-	-	(1)	-	-	-	-	-	-	5	4
Common stocks-subsidiaries and affiliates	4	-	17	1	(17)	-	-	-	-	-	5
Common stocks - unaffiliated	5	2	(3))	-	-	-	(2)	-	-	-	2
Total financial assets	$28	$1	$11	$1	$(16)	$-	$(2)	$-	$-	$(2)	$21

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.       Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.      Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2023
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
States, territories and possessions	11	-	-	11
Political subdivisions	14	1	1	14
Special revenue	71	3	2	73
Industrial and miscellaneous	2,254	7	230	2,031
Parent, subsidiaries and affiliates	264	-	16	248
Total	$2,617	$11	$249	$2,380

The December 31, 2023 gross unrealized losses exclude $1 million of losses included in the carrying value. These losses include $1 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)
U.S. government and agencies	$3	$-	$-	$3
States, territories and possessions	12	-	-	12
Political subdivisions	14	-	-	14
Special revenue	76	3	3	76
Industrial and miscellaneous	3,411	14	356	3,069
Parent, subsidiaries and affiliates	220	-	26	194
Total	$3,736	$17	$385	$3,368

The December 31, 2022 gross unrealized losses exclude $2 million of losses included in the carrying value. These losses include $2 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

26

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2023		2022
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)
1	Aaa/Aa/A	$1,277	49%	$1,838	49%
2	Baa	945	36	1,515	41
3	Ba	287	11	290	8
4	B	68	3	37	1
5	Caa and lower	31	1	40	1
6	In or near default	9	-	16	-
	Total	$2,617	100%	$3,736	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2023				2022
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)
1	$2	100%	$55	89%	$16	88%	$62	90%
2	-	-	4	6	1	6	2	3
3	-	-	3	5	1	6	2	3
4	-	-	-	-	-	-	1	1
5	-	-	-	-	-	-	2	3
6	-	-	-	-	-	-	-	-
	$2	100%	$62	100%	$18	100%	$69	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)
Due in one year or less	$291	$276
Due after one year through five years	348	337
Due after five years through ten years	746	702
Due after ten years	1,232	1,064
Total	$2,617	$2,379
27

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Proceeds from sales	$1,041	$422	$266
Gross realized capital gains from sales	13	8	10
Gross realized capital losses from sales	(91)	(10)	(1)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2023
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	-	$-	$-	1
States, territories and possessions	2	-	2	2	-	2
Political subdivisions	1	-	2	7	1	4
Special revenue	11	-	10	33	2	28
Industrial and miscellaneous	52	5	109	1,520	227	882
Parent, subsidiaries and affiliates	1	-	1	246	16	11
Total	$67	$5	124	$1,808	$246	928

The December 31, 2023 gross unrealized losses include $1 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2022
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)
U.S. government and agencies	$-	$-	1	$3	$-	1
All Other Governments	-	-	1	-	-	-
States, territories and possessions	7	-	6	-	-	-
Political subdivisions	7	1	7	-	-	-
Special revenue	41	3	37	-	-	2
Industrial and miscellaneous	1,997	225	1,277	509	133	426
Parent, subsidiaries and affiliates	23	2	10	171	24	9
Total	$2,075	$231	1,339	$683	$157	438

The December 31, 2022 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

28

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023 and 2022, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $375 million. Securities in an unrealized loss position for less than 12 months had a fair value of $14 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $361 million and unrealized losses of $29 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2022, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $517 million. Securities in an unrealized loss position for less than 12 months had a fair value of $380 million and unrealized losses of $22 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $137 million and unrealized losses of $20 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2023 or 2022, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2023 and 2022.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2023, RMBS had a total carrying value of $25 million and a fair value of $22 million, of which approximately 30%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $18 million and a fair value of $15 million. As of December 31, 2022, RMBS had a total carrying value of $26 million and a fair value of $24 million, of which approximately 31%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $16 million and a fair value of $15 million.

During the year ended December 31, 2023, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2023, total leveraged loans and leveraged loan CDOs had a carrying value of $561 million and a fair value of $551 million, of which approximately 70%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2022, total leveraged loans and leveraged loan CDOs had a carrying value of $752 million and a fair value of $727 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs.

29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $63 million and fair value of $52 million as of December 31, 2023 and a carrying value of $69 million and fair value of $58 million as of December 31, 2022.

b.      Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Carrying value	$5	$7
Gross unrealized gains	-	-
Fair value	$5	$7

As of December 31, 2023, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $5 million in 6 issuers, $5 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $4 million in 7 issuers, $4 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $1 million as of December 31, 2023 and $3 million as of December 31, 2022.

c.      Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $25 million in dividends to the Company for the year ended December 31, 2023, $26 million in 2022 and $27 million in 2021. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $23 million of shareholder’s equity is available for distribution to the shareholder in 2024 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2023 or 2022.

30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2023	2022	2021
	(In Millions)
Total revenue	$18	$(14)	$25
Net income	7	15	19
Assets	5,108	5,023	5,463
Liabilities	4,875	4,771	5,198
Member’s Equity	233	252	265

d.      Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2023	2022
	(In Millions)
Adjusted cost basis	$6	$1
Gross unrealized gains	2	1
Gross unrealized losses	(1)	-
Carrying value	$7	$2

As of December 31, 2023, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $2 million from 11 issuers, less than $0 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2022, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 9 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital (losses)gains including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2023 or 2022.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $1 million as of December 31, 2023 and $1 million as of December 31, 2022.

e.       Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2023 and December 31, 2022, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

31

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2023 or 2022.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2023		2022
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$637	$595	$729	$680
Mezzanine loans	5	6	-	-
Total commercial mortgage loans	642	601	729	680
Residential mortgage loans:
FHA insured and VA guaranteed	128	118	156	142
Other residential loans	33	28	33	29
Total residential mortgage loans	161	146	189	171
Total mortgage loans	$803	$747	$918	$851
32

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2023
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$164	$24	$41	$229	36%
Apartments	175	19	5	199	31
Industrial and other	54	3	3	60	9
Hotels	59	5	-	64	10
Retail	91	-	-	91	14
Total	$543	$51	$49	$643	100%

	December 31, 2022
	Less Than	81% to	Above		% of
	81%	95%	95%	Total	Total
	($ In Millions)
Office	$250	$-	$-	$250	34%
Apartments	188	18	-	206	28
Industrial and other	91	3	-	94	13
Hotels	81	4	-	85	12
Retail	94	-	-	94	13
Total	$704	$25	$-	$729	100%

More than 85% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81% for the year ended December 31, 2023. As of December 31, 2022, more than 97% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81%.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2023
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$182	$350	$57	$45	$8	$642
Total commercial mortgage loans	182	350	57	45	8	642
Residential mortgage loans:
FHA insured and VA guaranteed	128	-	-	-	-	128
Other residential loans	-	30	2	-	-	32
Total residential mortgage loans	128	30	2	-	-	160
Total mortgage loans	$310	$380	$59	$45	$8	$803
33

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$318	$331	$65	$15	$-	$729
Total commercial mortgage loans	318	331	65	15	-	729
Residential mortgage loans:
FHA insured and VA guaranteed	156	-	-	-	-	156
Other residential loans	-	31	2	-	-	33
Total residential mortgage loans	156	31	2	-	-	189
Total mortgage loans	$474	$362	$67	$15	$-	$918

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79% as of December 31, 2023 and 2022.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2023
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$175	69%
Illinois	67	55%
New York	58	80%
Texas	57	57%
United Kingdom	48	55%
Washington	41	68%
District of Columbia	40	80%
All Other	156	61%
Total commercial mortgage loans	$642	65%

34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All other consists of 19 jurisdictions with no individual exposure exceeding $16 million.

	December 31, 2022
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)
California	$208	48%
Illinois	73	46%
New York	67	57%
Texas	60	57%
District of Columbia	52	54%
Washington	48	50%
United Kingdom	47	49%
All other	174	56%
Total commercial mortgage loans	$729	52%

All other consists of 21 jurisdictions, with no individual exposure exceeding $18 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	2.0%	11.4%	2.5%	10.1%
Residential mortgage loans	2.2%	9.3%	1.9%	9.3%
Mezzanine mortgage loans	8.0%	8.0%	-%	-%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2023		2022
	Low	High	Low	High
Commercial mortgage loans	4.7%	8.0%	2.6%	6.2%
Residential mortgage loans	-%	-%	2.6%	7.9%
Mezzanine mortgage loans	8.0%	8.0%	-%	-%
35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company’s impaired mortgage loans.

	December 31, 2023
		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$18	$20	$(4)	$1
Total	16	18	20	(4)	1

As of December 31, 2022, the Company had no impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2023 or 2022. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $642 million as of December 31, 2023 and $729 million as of December 31, 2022.

f.      Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2023	2022
	(In Millions)
Joint venture interests:
Real estate	$45	$53
Common stocks	70	74
Fixed maturities/preferred stock	-	2
Other	22	19
Surplus notes	7	16
Mortgage loans	3	7
Total	$147	$171

The Company held seven affiliated partnerships and limited liability companies in a loss position with accumulated losses of $3 million as of December 31, 2023. The Company did not have any affiliated partnerships and limited liability companies in a loss position as of December 31, 2022

The Company did not hold any unexpired tax credits for the year ended December 31, 2023

The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.5% for future benefits of two years to 3.9% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded less than $1 million impairment to LIHTC investments for the years ended December 31, 2023 and 2022.

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.       Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $820 million as of December 31, 2023 and the Company held synthetic investments with a national amount of $820 million as of December 31, 2022. These notional amounts included no replicated asset transaction values as of December 31, 2023 and 2022, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 22 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the MBS market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $87 million as of December 31, 2023 and $91 million as of December 31, 2022. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $9 million as of December 31, 2023 and $24 million as of December 31, 2022. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $290 million as of December 31, 2023 and $185 million as of December 31, 2022.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2023
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$423	$3,523	$255	$4,844
Options	28	406	16	393
Currency swaps	62	594	4	70
Forward contracts	1	38	4	173
Credit default swaps	-	-	-	-
Financial futures	48	450	-	-
Total	$562	$5,011	$279	$5,480
38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2022
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)
Interest rate swaps	$602	$5,003	$469	$6,369
Options	15	415	6	359
Currency swaps	104	667	1	28
Forward contracts	2	39	4	170
Financial futures	1	450	-	-
Total	$724	$6,574	$480	$6,926

The average fair value of outstanding derivative assets was $581 million for the year ended December 31, 2023 and $605 million for the year ended December 31, 2022. The average fair value of outstanding derivative liabilities was $324 million for the year ended December 31, 2023 and $455 million for the year ended December 31, 2022.

The Company did not have any credit default swaps for the years ended December 31, 2022 and December 31, 2021.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2023	2022
	(In Millions)
Open interest rate swaps in a fixed pay position	$3,380	$5,020
Open interest rate swaps in a fixed receive position	4,988	6,352
Total interest rate swaps	$8,368	$11,372

The following summarizes the Company’s net realized (losses) gains on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2023
	Net Realized	Change In Net
	(Losses) Gains	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	4	33
Currency swaps	4	(45)
Options	(5)	2
Credit default swaps	-	-
Forward contracts	(2)	(1)
Financial futures	(59)	47
Total	$(58)	$36
39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2022
	Net Realized	Change In Net
	(Losses) Gains	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	-	192
Currency swaps	2	72
Options	(2)	(12)
Forward contracts	20	(1)
Financial futures	(195)	(6)
Total	$(175)	$245

	Year Ended
	December 31, 2021
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)
Interest rate swaps	$-	$(71)
Currency swaps	-	35
Options	7	(6)
Forward contracts	2	5
Financial futures	(55)	17
Total	$(46)	$(20)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2023			December 31, 2022
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)
Gross	$562	$279	$282	$724	$480	$244
Due and accrued	24	146	(121)	24	133	(109)
Gross amounts offset	(460)	(460)	-	(415)	(415)	-
Net asset	126	(35)	161	333	198	135
Collateral posted	(120)	(206)	87	(204)	(295)	91
Net	$6	$(241)	$248	$129	$(97)	$226
40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.      Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$165	$153	$160
Preferred stocks	1	-	-
Common stocks - affiliates	25	26	27
Common stocks - unaffiliated	2	1	1
Mortgage loans	34	58	36
Policy loans	7	6	7
Partnerships and limited liability companies	13	21	21
Derivatives	(36)	13	34
Cash, cash equivalents and short-term investments	9	2	1
Other	15	1	3
Subtotal investment income	235	281	290
Amortization of the IMR	(2)	3	5
Investment expenses	(22)	(16)	(15)
Net investment income	$211	$268	$280

i.       Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$(79)	$(5)	$6
Preferred stocks	-	-	2
Common stocks - subsidiaries and affiliates	6	-	-
Common stocks - unaffiliated	-	3	1
Mortgage loans	(4)	-	(1)
Partnerships and limited liability companies	1	1	(3)
Derivatives	(58)	(174)	(46)
Other	(1)	(3)	-
Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	(135)	(178)	(41)
Net federal and state tax benefit (expense)	6	(1)	(5)
Net realized capital (losses) gains before deferral to the IMR	(129)	(179)	(46)
Net after tax losses deferred to the IMR	114	195	48
Net realized capital (losses) gains	$(15)	$16	$2
41

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Bonds	$(1)	$(3)	$(2)
Mortgage loans	-	-	(1)
Partnerships and LLCs	(2)	(1)	(3)
Total OTTI	$(3)	$(4)	$(6)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2023, 2022, and 2021, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $1 million of bond OTTI for the year ended December 31, 2023, less than 1% of the $3 million of bond OTTI for the year ended December 31, 2022, and less than 1% of the $2 million of bond OTTI for the year ended December 31, 2021. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z. “Realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.      Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (“IRA”) was signed into law and includes certain corporate income tax provisions. Impacts to the Company include the imposition of a corporate alternative minimum tax (“CAMT”) applicable to tax years beginning after December 31, 2022. The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period (2020-2022). As of the reporting date, the Company has determined that it is not an applicable corporation and therefore not liable for CAMT in 2023. While the Company is not an applicable corporation in 2023, any future CAMT liability will be allocated to MassMutual in accordance with the tax allocation agreement. The United States Treasury Secretary and the IRS have been authorized to issue further guidance and intend to publish proposed regulations in 2024.

The Company provides for DTAs in accordance with statutory accounting practices, and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$93	$35	$128
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	93	35	128
DTAs nonadmitted	(8)	(9)	(17)
Subtotal net admitted DTA	85	26	111
Total gross DTLs	(62)	(25)	(87)
Net admitted DTA(L)	$23	$1	$24

	December 31, 2022
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$77	$42	$119
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	77	42	119
DTAs nonadmitted	(3)	(14)	(17)
Subtotal net admitted DTA	74	28	102
Total gross DTLs	(53)	(26)	(79)
Net admitted DTA(L)	$21	$2	$23

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$16	$(7)	$9
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	16	(7)	9
DTAs nonadmitted	(5)	5	-
Subtotal net admitted DTA	11	(2)	9
Total gross DTLs	(9)	1	(8)
Net admitted DTA(L)	$2	$(1)	$1
43

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

		December 31, 2023
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.	Adjusted gross DTA to be realized	23	-	23
2.	Adjusted gross DTA allowed per limitation threshold	282	-	282
Lesser of lines 1 or 2		23	-	23
Adjusted gross DTAs offset by existing DTLs		62	25	87
Total admitted DTA realized within 3 years		$85	$26	$111

		December 31, 2022
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$1	$1
Remaining adjusted gross DTAs expected to be realized within 3 years
1.	Adjusted gross DTA to be realized	21	-	21
2.	Adjusted gross DTA allowed per limitation threshold	263	-	263
Lesser of lines 1 or 2		21	-	21
Adjusted gross DTAs offset by existing DTLs		53	26	79
Total admitted DTA realized within 3 years		$74	$27	$101

		Change
		Ordinary	Capital	Total
		(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered		$-	$-	$-
Remaining adjusted gross DTAs expected to be realized within 3 years
1.	Adjusted gross DTA to be realized	2	-	2
2.	Adjusted gross DTA allowed per limitation threshold	19	-	19
Lesser of lines 1 or 2		2	-	2
Adjusted gross DTAs offset by existing DTLs		9	(1)	8
Total admitted DTA realized within 3 years		$11	$(1)	$10
44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2023	2022
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	1,801%	1,790%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,878	$1,755
45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2023
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	4%

	December 31, 2022
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	100%	6%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs (% of total adjusted gross DTAs)	-%	-%	-%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	-%	-%	(2)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Federal income tax expense on operating earnings	$8	$19	$11
Total federal and foreign income tax expense on operating earnings	8	19	11
Federal income tax expense (benefit) on net realized capital gains (losses)	(6)	1	5
Total federal and foreign income tax expense	$2	$20	$16
46

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2023	2022	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$18	$16	$2
Policy acquisition costs	37	35	2
Investment items	34	23	11
Other	4	3	1
Total ordinary DTAs	93	77	16
Nonadmitted DTAs	(8)	(3)	(5)
Admitted ordinary DTAs	85	74	11
Capital
Investment items	26	26	-
Unrealized investment losses	9	16	(7)
Total capital DTAs	35	42	(7)
Nonadmitted DTAs	(9)	(14)	5
Admitted capital DTAs	26	28	(2)
Admitted DTAs	111	102	9
DTLs:
Ordinary
Investment Items	1	2	(1)
Unrealized investment gains	35	28	7
Deferred and uncollected premium	3	1	2
Reserve Items	1	2	(1)
Other	21	20	1
Total ordinary DTLs	61	53	8
Capital
Unrealized investment gains	22	23	(1)
Investment items	4	3	1
Total capital DTLs	26	26	-
Total DTLs	87	79	8
Net admitted DTA	$24	$23	$1
47

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

		Years Ended December 31,
		2023	2022	2021
		(In Millions)
Net DTA(L)		$2	$(2)	$19
Less:	Items not recorded in the change in net deferred income taxes:
	Tax-effect of unrealized gains/(losses)	12	36	(5)
	Change in net deferred income taxes	$14	$34	$14

As of December 31, 2023, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
	21%	21%	21%
Provision computed at statutory rate	$(15)	$(7)	$12
Investment items	(6)	(7)	(8)
Nonadmitted assets	-	1	(1)
Other	9	(1)	(1)
Total statutory income tax (benefit) expense	$(12)	$(14)	$2
Federal and foreign income tax expense	$2	$20	$16
Change in net deferred income taxes	(14)	(34)	(14)
Total statutory income tax (benefit) expense	$(12)	$(14)	$2

The Company paid federal income taxes of $5 million in 2023, $39 million in 2022 and $24 million in 2021.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2023, $2 million related to 2022, and $5 million related to 2021.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Agreement, future corporate alternative minimum tax (CAMT) is outside of the scope of the general tax allocation method and, consequently any future CAMT liability of a subsidiary shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements

48

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2023	$8
Gross change related to positions taken in current year	(1)
Balance, December 31, 2023	$7

Included in the liability for unrecognized tax benefits as of December 31, 2023 are $7 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2023 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was immaterial as of December 31, 2023 and 2022. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the year 2013 and prior. The 2014-2016 tax years are in the process of going to Appeals for 3 carryforward issues. The IRS completed its examination of the 2017-2018 tax years and is being transferred to Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2023 and 2022, the Company did not recognize any protective deposits as admitted assets.

7.      Other than invested assets

a.      Admitted negative (disallowed) IMR

As of December 31,2023, the Company had $150 million of negative (disallowed) IMR in aggregate and in the general account.

As of December 31, 2023, the Company had $150 million of negative (disallowed) IMR admitted in the general account.

As of December 31, 2023, the calculated adjusted general capital and surplus was $1,814 million.

As of December 31, 2023, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 8%.

The following represents allocated gains (losses) previously deferred to the IMR from derivatives:

December 31, 2023
(In Millions)
Realized capital gains	371
Realized capital losses	(509)
Total allocated gains (losses) to IMR from derivatives	$(138)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

49

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

b.       Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2023		2022
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$-	$-	$(1)	$-
Ordinary renewal	(5)	(5)	(7)	(13)
Total	$(5)	$(5)	$(8)	$(13)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $10,659 million as of December 31, 2023 and $6,850 million as of December 31, 2022 for which gross premium was less than net premium.

50

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.     Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $33,842 million as of December 31, 2023 and $26,262 million as of December 31, 2022.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2023				2022
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$2,382	1.0%	-	9.0%	$2,878	1.0%	-	9.0%
Individual universal and variable life	695	4.0%	-	4.5%	719	4.0%	-	4.5%
Individual life	102	3.5%	-	4.8%	112	3.0%	-	4.8%
Total	$3,179				$3,709

Individual life includes whole life and term insurance.

b.     Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $56 million as of December 31, 2023 and $68 million as of December 31, 2022 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 1.00% to 6.50% as of December 31, 2023 and 1.00% to 6.50% as of December 31, 2022.

c.      Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2022	$1
Liability as of December 31, 2022	-
Incurred guarantee benefits	26
Paid guarantee benefits	(1)
Liability as of December 31, 2023	$25

The Company held deterministic reserves as of December 31, 2023 and December 31, 2022.

51

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2023			2022
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$1,331	$17	68	$1,320	$40	68

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2023	2022
	(In Millions)
Separate account	$1,063	$987
General account	268	333
Total	$1,331	$1,320

d.      Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2023	2022
	(In Millions)
Beginning balance	$240	$127
Net liability increase (decrease)	(14)	113
Ending balance	$226	$240
52

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.      Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 14. “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Direct premium	$477	$942	$1,059
Premium ceded	(350)	(718)	(782)
Total net premium	$127	$224	$277
Ceded reinsurance recoveries	$265	$204	$312

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2023	2022
	(In Millions)
Reinsurance reserves ceded	$(5,560)	$(5,436)
Ceded amounts recoverable	70	57

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2023 include $828 million associated with life insurance policies and $4,222 million for annuity. Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2022 include $1,399 million associated with life insurance policies and $4,037 million for annuity.

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, one reinsurer accounted for 33% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 18%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.    Withdrawal characteristics

a.      Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2023 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$11	$-	$-	$11	-%
At book value less current surrender charge of 5% or more	4,691	-	-	4,691	61
At fair value	-	-	1,068	1,068	14
Total with market value adjustment or at fair value	4,702	-	1,068	5,770	75
At book value without adjustment (minimal or no charge or adjustment)	1,854	-	-	1,854	25
Not subject to discretionary withdrawal	23	-	-	23	-
Total	$6,579	$-	$1,068	$7,647	100%
Reinsurance ceded	4,222	-	-	4,222
Total, net of reinsurance	$2,357	$-	$1,068	$3,425
Amount included in book value without adjustment after statement date	15	-	-	15

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$41	$-	$-	$41	73
Not subject to discretionary withdrawal	15	-	-	15	27
Total	$56	$-	$-	$56	100%
Total, net of reinsurance	$56	$-	$-	$56
54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2023 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$2,356
Liabilities for deposit-type contracts	56
Subtotal	2,412
Separate Account Annual Statement:
Annuities	1,068
Total	$3,480

b.      Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2023 are illustrated below:

General Account
	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$179	$179	$181
Universal life with secondary guarantees	775	772	1,707
Other permanent cash value life insurance	-	70	84
Variable universal life	69	74	87
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	19
Disability - active lives	-	-	1
Disability - disabled lives	-	-	17
Miscellaneous reserves	-	-	40
Total (gross: direct + assumed)	$1,023	$1,095	$2,136
Reinsurance ceded	569	568	1,338
Total (net)	$454	$527	$798

Separate Account Nonguaranteed

	Account	Cash
	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$662	$662	$662
Not subject to discretionary withdrawal or no cash values:
Total (gross: direct + assumed)	$662	$662	$662
Total (net)	$662	$662	$662
55

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.      Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2023 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2023	$41
Reserves at December 31, 2023:
For accounts with assets at:
Fair value	$1,730
Nonpolicy liabilities	2
Total	$1,732
Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,730
Nonpolicy liabilities	2
Total	$1,732

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$41	$37	$40
Transfers from separate accounts	(141)	(141)	(189)
Net transfers from separate accounts	$(100)	$(104)	$(149)

11.      Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $191 million of capital and surplus is available for distribution to the shareholder in 2024 without prior regulatory approval. The company did not pay a dividend to MassMutual in 2023, paid a dividend of $163 million in 2022 and $173 million in 2021. The Company received a capital contribution from MMLIC of $50 million in 2022.

56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.      Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2023, 2022 and 2021. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2023, 2022 and 2021.

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Net investment income payment in-kind bonds	$16	$-	$1
Bond conversions and refinancing	10	27	17
Stock conversions	5	-	1
Bonds to transferred to partnerships and limited liability companies	-	7	-
Bonds transferred to mortgage loans	-	2	22

13.      Business risks, commitments and contingencies

a.       Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The long-term impact of the COVID-19 pandemic is dependent on numerous factors including, but not limited to, the length and severity of the pandemic, the efficacy and rate of vaccine adoption and therapeutics, the responses to the pandemic taken by governments and private sector businesses, and the impacts on MassMutual’s policyholders, employees and counterparties. At its height, the pandemic led to significant economic disruption, including significant volatility in the U.S. and international markets, which had an adverse effect on MassMutual’s business. The extent to which the COVID-19 pandemic continues to impact MassMutual’s business will depend on future developments which are highly uncertain, including the emergence of future variants of COVID-19 and the efficacy of vaccines in the broader population (including with respect to future variants).

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.       Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.       Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d. Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2023, the Company had the following outstanding commitments:

	2024	2025	2026	2027	2028	Thereafter	Total
	(In Millions)
Private placements	$92	$18	$11	$14	$4	$15	$154
Mortgage loans	4	1	1	-	5	1	12
Partnerships and LLCs contributions)	6	1	10	2	-	18	37
Total	$102	$20	$22	$16	$9	$34	$203

14. Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Fee income:
Recordkeeping and other services	$-	$1	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	62	77	82

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2023 and 2022. The Company reported $17.5 million as amounts due to subsidiaries and affiliates as of December 31, 2023 and $24 million as of December 31, 2022. Terms generally require settlement of these amounts within 30 to 90 days.

As of December 31, 2023, MMIH and C.M. Life, together, provided financing of $5,500 million ($5,253 million and $247 million respectively), for MassMutual Asset Finance, LLC (MMAF) that can be used to finance ongoing asset purchases. The Company provided financing of $247 million as of December 31, 2023 and $247 million as of December 31, 2022. During 2023, MMAF borrowed $106 million and repaid $53 million under the MMAF credit facility. During 2022, MMAF borrowed $107 million and repaid $104 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $227 million as of December 31, 2023 and $174 million as of December 31, 2022. Interest for these borrowings was $6 million for the year ended December 31, 2023 and $4 million for the year ended December 31, 2022. The floating rate borrowings bear interest at a spread over the 30 day SOFR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

Together, MassMutual and the Company, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2023, Jefferies borrowed $9 million and repaid $9 million under the credit facility. During 2022, Jefferies borrowed $25 million and repaid $25 million under the credit facility. As of December 31, 2023 there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2023 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In 2023, C.M. Life sold approximately $563 million of private placement corporate assets to MassMutual Life. This resulted in a realized loss of $56 million.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2022, the Company declared and paid $163 million in dividends to MassMutual.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

Effective December 31, 2020, MassMutual provides the Company a stop-loss coverage to transfer a specific interest rate risk. All Odyssey fixed-deferred annuity contracts issued by the Company are covered under this agreement. The Company pays an annual premium to MassMutual. If the coverage is triggered, there will be a settlement at year end from MassMutual to the Company. MassMutual provides maximum coverage of $200 million over the seven-year duration of this agreement.

As of December 31, 2023, the net amounts due from MassMutual for the various reinsurance agreements were $18 million and as of December 31, 2022, the net amounts due from MassMutual were $30 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2023	2022	2021
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$(2)	$(2)	$(3)
Coinsurance agreements	(37)	(36)	(40)
Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	7	6	7
Policyholder benefits ceded, related to:
Coinsurance agreements	83	64	127
Accrual for stop-loss agreement	-	18	-
61

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15. Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2023 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of MassMutual

100 w. 3rd Street LLC

300 South Tryon Hotel LLC

300 South Tryon LLC

5301 Wisconsin Avenue GP, LLC

Barings Affordable Housing Mortgage Fund I LLC

Barings Affordable Housing Mortgage Fund II LLC

Barings Affordable Housing Mortgage Fund III LLC

Barings California Mortgage Fund IV

Barings CLO Investment Partners LP

Barings Hotel Opportunity Venture I GP, LLC

Berkshire Way LLC

C.M. Life Insurance Company

CML Global Capabilities LLC

Cornbrook PRS Holdings LLC

Cornerstone California Mortgage Fund I LLC

Cornerstone California Mortgage Fund II LLC

Cornerstone California Mortgage Fund III LLC

Cornerstone Permanent Mortgage Fund IV

Cornerstone Permanent Mortgage Fund LLC

Counterpointe Sustainable Advisors LLC

CREA Ridge Apartments, LLC

DPI Acres Capital SPV LLC

DPI-ACRES Capital LLC

DPI-ARES Mortgage Lending LLC

DPI-ARES Mortgage Lending SPV, LLC

E2E Affordable Housing Debt Fund LLC

EM Opportunities LLC

GIA EU Holdings - Emerson JV Sarl

GIA EU Holdings LLC

Glidepath Holdings Inc.

Insurance Road LLC

ITPSHolding LLC

JFIN Parent LLC

Landmark Manchester Holdings LLC

London Office JV Holdings LLC

MALIC Debt Participations LLC

Martello Re Limited – 27.45%

Massachusetts Mutual Life Insurance Company (MMLIC)

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual Balanced Fund

MassMutual Blue Chip Growth Fund

MassMutual Core Bond Fund

MassMutual Disciplined Growth Fund

MassMutual Disciplined Value Fund

MassMutual Diversified Value Fund

MassMutual Equity Opportunities Fund

MassMutual External Benefits Group LLC

MassMutual Growth Opportunities Fund

MassMutual Holding LLC

MassMutual Inflation-Protected and Income Fund

MassMutual International LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Mid Cap Growth Fund

MassMutual Mortgage Lending LLC

MassMutual Premier Diversified Bond Fund

MassMutual RetireSMART by JPMorgan 2065 Fund

MassMutual Select 80/20 Allocation Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Overseas Fund

MassMutual Small Cap Growth Equity Fund

MassMutual Small Cap Opportunities Fund

MassMutual Small Cap Value Equity Fund

MassMutual Strategic Bond Fund

MassMutual Ventures Europe/APAC I GP, LLC

Miami Douglas Three MM, LLC

MM Ascend Mtg. Lending LLC

MM CM Holding LLC

63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

MM Investment Holding

MM Private Equity Intercontinental LLC

MM REED District Landco Member LLC

MM Subline Borrower LLC

MM/Barings Multifamily TEBS 2020 LLC

MML CM LLC

MML Investment Advisers, LLC

MML Private Equity Fund Investor LLC

MML Private Placement Investment Company I, LLC

MML Series International Equity Fund

MML Special Situations Investor LLC

MML Strategic Distributors, LLC

MMV CTF I GP LLC

MSP-SC, LLC

Paco France Logistics LLC

Pioneers Gate LLC

Riverwalk MM Member, LLC

Ten Fan Pier Boulevard LLC

The MassMutual Trust Company, FSB

Timberland Forest Holding LLC

Tower Square Capital Partners IIIA, L.P.

Unna, Dortmund Holding LLC

Washington Pine LLC

Subsidiaries of MassMutual Holding LLC

Barings LLC

Fern Street LLC

Haven Life Insurance Agency, LLC

HB Naples Golf Owner LLC

Intermodal Holding II LLC

LifeScore Labs, LLC

Marco Hotel LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures Holding LLC

MM Asset Management Holding LLC

MM Catalyst Fund II LLC

MM Catalyst Fund LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

RB Apartments LLC

Sleeper Street LLC

Subsidiaries of C.M. Life Insurance Company

CM Life Mortgage Lending LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

MML Bay State Life Insurance Company

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual International LLC

MassMutual Asia Limited (SPV)

MassMutual Solutions LLC

Subsidiaries of MassMutual Solutions LLC

Haven Technologies Asia Limited

Subsidiaries of Copper Hill Road LLC

(No Subsidiaries)

Subsidiaries of MM Investment Holding

MML Management Corporation

MMIH Bond Holdings LLC – 99.61%

Subsidiaries of DPI Acres Capital SPV LLC

(No Subsidiaries)

Subsidiaries of The MassMutual Trust Company, FSB

(No Subsidiaries)

Subsidiaries of ITPS Holding LLC

HITPS LLC

Subsidiaries of JFIN Parent LLC

Apex Credit Holdings LLC

Custom Ecology Holdco, LLC

Tomorrow Parent, LLC

Jefferies Finance LLC LLC – 50%

Subsidiaries of Glidepath Holdings Inc

MassMutual Ascend Life Insurance Company

Subsidiaries of Martello Re Limited

(No Subsidiaries)

Subsidiaries of MML Strategic Distributors, LLC

(No Subsidiaries)

Subsidiaries of MML CM LLC

Blueprint Income LLC

Flourish Holding Company LLC

Subsidiaries of Insurance Road LLC

MassMutual Intellectual Property LLC

MassMutual Trad Private Equity LLC

Trad Investments I LLC

Subsidiaries of MM Rothesay Holdco US LLC

Rothesay Limited

Subsidiaries of Rothesay Limited

Rothesay Asset Management UK Limited

Rothesay Foundation

65

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Rothesay Life Plc

Rothesay Mortgages Limited

Rothesay Pensions Management Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of Barings LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Investment Services Limited

Barings BME GP S.à.r.l.

Barings Core Fund Feeder I GP S.à.r.l.

Barings European Core Property Fund GP Sàrl

Barings European Direct Lending 1 GP LLP

Barings GPC GP S.à.r.l.

Barings Investment Fund (LUX) GP S.à.r.l.

Barings Umbrella Fund (LUX) GP S.à.r.l.

GPLF4(S) GP S.à r. l

PREIF Holdings Limited Partnership

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

16. Subsequent events

Management of the Company has evaluated subsequent events through February 27, 2024, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

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C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2023	$4,801,982	$-	$4,801,982	$4,566,582	$(235,400)	$4,566,582	$4,088,857
September 30, 2023	2,162,075	-	2,162,075	2,089,437	(72,638)	2,089,437	1,988,071
June 30, 2023	1,800,802	-	1,800,802	1,752,217	(48,585)	1,752,217	1,684,846
March 31, 2023	3,007,713	-	3,007,713	2,826,625	(181,088)	2,826,625	2,584,527
December 31, 2022	3,726,463	-	3,726,463	3,283,242	(443,221)	3,283,242	3,150,825
September 30, 2022	1,337,132	-	1,337,132	1,270,962	(66,170)	1,270,962	1,195,634
June 30, 2022	1,069,792	-	1,069,792	949,598	(120,194)	949,598	917,792
March 31, 2022	1,366,642	-	1,366,642	1,092,539	(274,102)	1,092,539	1,084,285
December 31, 2021	153,706	-	153,706	146,419	(7,287)	146,419	133,301
September 30, 2021	429,103	-	429,103	422,210	(6,893)	422,210	371,650
June 30, 2021	1,130,186	-	1,130,186	1,019,790	(110,396)	1,019,790	1,128,667
March 31, 2021	580,686	-	580,686	541,584	(39,102)	541,584	539,293
December 31, 2020	2,202,709	-	2,202,709	1,981,547	(221,162)	1,981,547	2,127,616
September 30, 2020	3,225,941	-	3,225,941	2,914,652	(311,289)	2,914,652	2,881,746
June 30, 2020	1,978,627	-	1,978,627	1,765,784	(212,843)	1,765,784	1,794,192
March 31, 2020	2,725,567	-	2,725,567	2,242,474	(483,093)	2,242,474	2,684,492
December 31, 2019	395,604	-	395,603	374,233	(21,371)	374,233	323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
67

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(49,438,619)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104RV5	$247,565	$-	$247,565	$240,615	$(6,950)	$240,615	$137,112
17311YAC7	78,549	-	78,549	76,506	(2,043)	76,506	69,892
35729RAE6	117,174	-	117,174	114,052	(3,122)	114,052	98,653
40431KAE0	196,566	-	196,566	191,106	(5,460)	191,106	196,862
45071KDD3	75,801	-	75,801	70,772	(5,029)	70,772	49,240
61750FAE0	35,204	-	35,204	33,571	(1,633)	33,571	23,457
84752CAE7	28,725	-	28,725	28,194	(531)	28,194	15,897
45254TSM7	64,958	-	64,958	62,734	(2,224)	62,734	54,762
45660LAU3	8,692	-	8,692	8,045	(647)	8,045	8,736
45660LYW3	77,347	-	77,347	74,153	(3,194)	74,153	58,008
466247XE8	81,767	-	81,767	81,073	(694)	81,073	58,605
761118FM5	180,848	-	180,848	175,556	(5,292)	175,556	176,505
761118RJ9	14,248	-	14,248	14,181	(67)	14,181	6,969
41161PWB5	70,383	-	70,383	69,812	(571)	69,812	69,385
61915RBB1	115,075	-	115,075	115,037	(38)	115,037	75,773
36298XAA0	1,153,127	-	1,153,127	1,141,205	(11,922)	1,141,205	842,326
576433NH5	16,810	-	16,810	16,223	(587)	16,223	9,996
57645LAA2	1,082,627	-	1,082,627	978,080	(104,547)	978,080	1,172,991
86359DMC8	1,063,605	-	1,063,605	984,164	(79,441)	984,164	873,235
86359DME4	92,911	-	92,911	91,503	(1,408)	91,503	90,453
Totals	$4,801,982	$-	$4,801,982	$4,566,582	$(235,400)	$4,566,582	$4,088,857

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$256,162	$-	$256,162	$254,500	$(1,662)	$254,500	$231,625
1248MGAJ3	4,680	-	4,680	4,528	(152)	4,528	3,790
17311YAC7	78,682	-	78,682	77,872	(810)	77,872	71,752
30247DAD3	8,934	-	8,934	8,691	(243)	8,691	7,958
40431KAE0	199,559	-	199,559	194,166	(5,393)	194,166	189,107
590212AB2	5,754	-	5,754	5,280	(474)	5,280	5,898
84752CAE7	17,817	-	17,817	17,171	(646)	17,171	15,583
68

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

86363HAB8	3,128	-	3,128	3,042	(86)	3,042	2,721
93934XAB9	18,871	-	18,871	17,574	(1,297)	17,574	18,577
05535DAN4	106,747	-	106,747	82,578	(24,169)	82,578	85,879
45254TSM7	64,301	-	64,301	63,895	(406)	63,895	54,717
45660LYW3	62,481	-	62,481	57,968	(4,513)	57,968	60,781
466247XE8	69,583	-	69,583	68,964	(619)	68,964	60,519
65535VRK6	28,134	-	28,134	25,925	(2,209)	25,925	27,368
761118RJ9	9,915	-	9,915	9,074	(841)	9,074	7,541
86359A6A6	98,639	-	98,639	95,666	(2,973)	95,666	85,500
126694YM4	49,401	-	49,401	48,877	(524)	48,877	42,399
41161PWB5	83,346	-	83,346	82,313	(1,033)	82,313	69,287
61915RBB1	84,215	-	84,215	83,647	(568)	83,647	76,201
36298XAA0	893,350	-	893,350	870,359	(22,991)	870,359	848,208
576433NH5	18,376	-	18,376	17,347	(1,029)	17,347	22,660
Totals	$2,162,075	$-	$2,162,075	$2,089,437	$(72,638)	$2,089,437	$1,988,071

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104RV5	$144,675	$-	$144,675	$140,254	$(4,421)	$140,254	$138,624
1248MGAJ3	4,727	-	4,727	4,685	(42)	4,685	3,877
40431KAE0	202,855	-	202,855	198,399	(4,456)	198,399	197,720
45071KDD3	49,163	-	49,163	48,849	(314)	48,849	48,760
61750FAE0	25,611	-	25,611	25,437	(174)	25,437	23,134
12669FKR3	4,232	-	4,232	4,008	(224)	4,008	3,851
23321P6A1	256,476	-	256,476	249,939	(6,537)	249,939	242,675
45660LAU3	10,657	-	10,657	10,002	(655)	10,002	10,419
466247XE8	71,210	-	71,210	70,743	(467)	70,743	61,499
525221AJ6	53,824	-	53,824	53,788	(36)	53,788	56,079
05946XYP2	22,043	-	22,043	21,880	(163)	21,880	18,608
36298XAA0	947,305	-	947,305	916,700	(30,605)	916,700	872,156
92922FBW7	8,024	-	8,024	7,533	(491)	7,533	7,444
Totals	$1,800,802	$-	$1,800,802	$1,752,217	$(48,585)	$1,752,217	$1,684,846

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2023:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$184,864	$-	$184,864	$164,248	$(20,616)	$164,248	$87,625
36192RAL6	150,000	-	150,000	75,000	(75,000)	75,000	26,813
040104RV5	149,208	-	149,208	142,753	(6,455)	142,753	142,901
040104TG6	17,552	-	17,552	15,757	(1,795)	15,757	13,697
69

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

1248MGAJ3	4,879	-	4,879	4,734	(145)	4,734	3,918
30247DAD3	9,380	-	9,380	9,055	(325)	9,055	8,401
40431KAE0	203,838	-	203,838	201,989	(1,849)	201,989	204,087
45071KDD3	59,104	-	59,104	49,072	(10,032)	49,072	49,776
590212AB2	6,507	-	6,507	5,649	(858)	5,649	6,303
617463AA2	443	-	443	403	(40)	403	344
61750FAE0	26,625	-	26,625	25,427	(1,198)	25,427	23,637
61750MAB1	363	-	363	348	(15)	348	335
84752CAE7	18,351	-	18,351	17,917	(434)	17,917	15,887
86363HAB8	3,359	-	3,359	3,184	(175)	3,184	2,870
93934XAB9	20,947	-	20,947	18,663	(2,284)	18,663	19,808
362480AD7	29,271	-	29,271	28,586	(685)	28,586	29,372
45254TRX4	7,615	-	7,615	7,501	(114)	7,501	7,370
45254TSM7	73,046	-	73,046	70,533	(2,513)	70,533	62,754
45660LAU3	10,832	-	10,832	10,748	(84)	10,748	10,647
45660LYW3	65,471	-	65,471	62,974	(2,497)	62,974	63,398
466247XE8	76,618	-	76,618	75,295	(1,323)	75,295	66,059
525221AJ6	59,596	-	59,596	53,747	(5,849)	53,747	59,057
761118FM5	209,948	-	209,948	189,550	(20,398)	189,550	189,653
41161PWB5	89,888	-	89,888	88,611	(1,277)	88,611	72,954
45660N5H4	127,249	-	127,249	127,249	-	127,249	122,739
45660NT88	1,950	-	1,950	1,934	(16)	1,934	1,875
92922F5T1	125,180	-	125,180	122,785	(2,395)	122,785	108,208
939336X65	206,617	-	206,617	200,289	(6,328)	200,289	181,972
36298XAA0	936,144	-	936,144	927,502	(8,642)	927,502	880,045
589929N38	12,632	-	12,632	12,370	(262)	12,370	12,119
59020UNZ4	8,303	-	8,303	7,037	(1,266)	7,037	7,943
86359DME4	111,933	-	111,933	105,715	(6,218)	105,715	101,960
Totals	$3,007,713	$-	$3,007,713	$2,826,625	$(181,088)	$2,826,625	$2,584,527

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624QAC7	$200,006	$-	$200,006	$180,006	$(20,000)	$180,006	$83,625
36192RAL6	150,034	-	150,034	75,034	(75,000)	75,034	55,734
02660CAH3	945	-	945	854	(91)	854	19
040104RV5	156,399	-	156,399	147,100	(9,300)	147,100	143,313
040104TG6	18,089	-	18,089	17,322	(767)	17,322	13,798
04544TAB7	2,666	-	2,666	724	(1,942)	724	2,444
12479DAC2	200,809	-	200,809	90,080	(110,729)	90,080	162,465
1248MGAJ3	5,086	-	5,086	4,882	(204)	4,882	4,069
17311YAC7	78,755	-	78,755	77,431	(1,324)	77,431	77,538
30247DAD3	10,637	-	10,637	9,445	(1,192)	9,445	8,584
35729RAE6	125,865	-	125,865	114,938	(10,927)	114,938	100,526
40431KAE0	207,799	-	207,799	201,274	(6,525)	201,274	202,592
70

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

61750FAE0	27,611	-	27,611	26,440	(1,171)	26,440	23,511
61750MAB1	441	-	441	361	(79)	361	340
86363HAB8	3,602	-	3,602	3,423	(179)	3,423	2,988
05535DAN4	130,051	-	130,051	124,494	(5,557)	124,494	106,591
45254TRX4	8,114	-	8,114	7,910	(204)	7,910	7,836
45660LYW3	68,799	-	68,799	65,584	(3,214)	65,584	64,808
466247XE8	79,759	-	79,759	78,321	(1,438)	78,321	67,957
589929X29	33,164	-	33,164	31,581	(1,582)	31,581	32,521
65535VRK6	33,605	-	33,605	27,970	(5,635)	27,970	29,456
41161PHU0	96,074	-	96,074	81,352	(14,722)	81,352	90,998
41161PWB5	93,018	-	93,018	92,331	(687)	92,331	79,847
45660N5H4	161,805	-	161,805	136,681	(25,124)	136,681	136,885
36298XAA0	977,080	-	977,080	942,363	(34,718)	942,363	887,951
36298XAB8	856,251	-	856,251	745,341	(110,910)	745,341	764,429
Totals	$3,726,463	$-	$3,726,463	$3,283,242	$(443,221)	$3,283,242	$3,150,825

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$2,493	$-	$2,493	$2,493	$-	$2,493	$7,197
02660CAH3	941	-	941	935	(5)	935	16
040104RV5	173,039	-	173,039	154,714	(18,324)	154,714	147,435
040104TG6	18,936	-	18,936	17,887	(1,049)	17,887	14,314
1248MGAJ3	5,295	-	5,295	5,118	(178)	5,118	4,203
14454AAB5	65,791	-	65,791	65,736	(55)	65,736	81,802
17311YAC7	88,194	-	88,194	77,892	(10,303)	77,892	78,729
35729RAE6	132,460	-	132,460	126,001	(6,459)	126,001	103,302
40431KAE0	214,071	-	214,071	205,722	(8,349)	205,722	202,667
617463AA2	526	-	526	441	(85)	441	348
61750FAE0	30,471	-	30,471	27,496	(2,975)	27,496	23,889
86363HAB8	3,939	-	3,939	3,660	(279)	3,660	3,100
93934XAB9	26,691	-	26,691	20,650	(6,040)	20,650	23,286
05535DAN4	135,069	-	135,069	134,646	(423)	134,646	114,615
12668ACY9	10,497	-	10,497	8,501	(1,996)	8,501	10,743
22540VG71	2,469	-	2,469	2,463	(5)	2,463	2,492
45254TSM7	78,878	-	78,878	76,949	(1,929)	76,949	66,138
45660LYW3	68,495	-	68,495	67,063	(1,433)	67,063	66,133
466247XE8	82,504	-	82,504	81,877	(627)	81,877	70,950
525221AJ6	58,759	-	58,759	58,677	(83)	58,677	59,121
65535VRK6	34,486	-	34,486	33,568	(917)	33,568	29,683
23332UCM4	4,180	-	4,180	3,866	(313)	3,866	4,042
41161PWB5	98,950	-	98,950	94,607	(4,343)	94,607	81,430
Totals	$1,337,132	$-	$1,337,132	$1,270,962	$(66,170)	$1,270,962	$1,195,634

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$7,454	$-	$7,454	$2,288	$(5,166)	$2,288	$7,787
040104RV5	181,867	-	181,867	171,865	(10,002)	171,865	160,035
040104TG6	19,420	-	19,420	18,728	(692)	18,728	15,333
1248MGAJ3	5,727	-	5,727	5,328	(399)	5,328	4,501
14454AAB5	89,674	-	89,674	65,737	(23,937)	65,737	86,252
35729RAE6	140,965	-	140,965	132,843	(8,122)	132,843	111,262
86363HAB8	4,436	-	4,436	3,995	(441)	3,995	3,437
05535DAN4	184,726	-	184,726	139,420	(45,306)	139,420	124,278
45254TRX4	9,164	-	9,164	8,519	(644)	8,519	8,480
71

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

45660LYW3	71,484	-	71,484	68,316	(3,168)	68,316	69,150
525221AJ6	77,112	-	77,112	61,754	(15,358)	61,754	64,933
589929X29	45,702	-	45,702	44,026	(1,676)	44,026	44,178
761118FM5	213,882	-	213,882	209,051	(4,832)	209,051	200,979
589929N38	18,178	-	18,178	17,727	(451)	17,727	17,185
Totals	$1,069,792	$-	$1,069,792	$949,598	$(120,194)	$949,598	$917,792

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07388VAH1	$226,420	$-	$226,420	$23,420	$(203,000)	$23,420	$23,420
040104RV5	191,840	-	191,840	182,570	(9,270)	182,570	177,676
17311YAC7	101,646	-	101,646	88,695	(12,951)	88,695	93,082
35729RAE6	144,336	-	144,336	142,269	(2,067)	142,269	125,320
40431KAE0	245,992	-	245,992	219,259	(26,733)	219,259	244,844
45071KDD3	66,595	-	66,595	59,578	(7,017)	59,578	61,194
61750FAE0	32,855	-	32,855	30,573	(2,282)	30,573	28,080
45660LAU3	12,143	-	12,143	11,587	(556)	11,587	11,819
761118FM5	234,972	-	234,972	228,638	(6,334)	228,638	223,059
41161PWB5	109,841	-	109,841	105,949	(3,892)	105,949	95,793
Totals	$1,366,642	$-	$1,366,642	$1,092,539	$(274,102)	$1,092,539	$1,084,285

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2022:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
617463AA2	$593	$-	$593	$541	$(52)	$541	$466
61750FAE0	34,293	-	34,293	32,765	(1,528)	32,765	30,781
61750MAB1	494	-	494	456	(38)	456	455
41161PWB5	118,327	-	118,327	112,659	(5,668)	112,659	101,599
Totals	$153,707	$-	$153,707	$146,421	$(7,286)	$146,421	$133,301

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$200,922	$-	$200,922	$200,142	$(780)	$200,142	$162,578
073879QF8	18,487	-	18,487	17,021	(1,466)	17,021	19,301
45660LYW3	79,334	-	79,334	77,956	(1,378)	77,956	76,966
41161PWB5	130,360	-	130,360	127,091	(3,269)	127,091	112,805
Totals	$429,103	$-	$429,103	$422,210	$(6,893)	$422,210	$371,650

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
040104TG6	$24,495	$-	$24,495	$18,486	$(6,009)	$18,486	$21,692
05535DCF9	345,984	-	345,984	310,936	(35,048)	310,936	374,083
40431KAE0	260,175	-	260,175	258,699	(1,476)	258,699	302,426
61750FAE0	35,830	-	35,830	34,510	(1,320)	34,510	31,864
05535DAN4	221,083	-	221,083	165,572	(55,511)	165,572	181,999
45660LYW3	83,910	-	83,910	82,457	(1,453)	82,457	81,083
79548KXQ6	20,469	-	20,469	15,048	(5,421)	15,048	15,063
41161PWB5	138,240	-	138,240	134,082	(4,158)	134,082	120,457
Totals	$1,130,186	$-	$1,130,186	$1,019,790	$(110,396)	$1,019,790	$1,128,667

72

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2021:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$366,060	$-	$366,060	$359,326	$(6,734)	$359,326	$379,719
61750FAE0	37,595	-	37,595	36,005	(1,590)	36,005	32,295
22540V3F7	33,589	-	33,589	2,981	(30,608)	2,981	940
41161PWB5	143,442	-	143,442	143,272	(170)	143,272	126,338
Totals	$580,686	$-	$580,686	$541,584	$(39,102)	$541,584	$539,292

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
01853GAB6	$14,568	$-	$14,568	$7,033	$(7,536)	$7,033	$12,059
05535DCF9	377,210	-	377,210	370,871	(6,338)	370,871	402,819
61750FAE0	38,370	-	38,370	37,735	(636)	37,735	34,241
61750MAB1	519	-	519	500	(19)	500	505
124860CB1	136,315	-	136,315	94,190	(42,125)	94,190	113,287
2254W0NK7	14,495	-	14,495	4,314	(10,181)	4,314	17,202
45660LYW3	91,445	-	91,445	90,564	(881)	90,564	89,217
65535VRK6	39,925	-	39,925	35,226	(4,699)	35,226	38,262
125435AA5	38,147	-	38,147	37,820	(327)	37,820	39,118
36298XAA0	1,280,168	-	1,280,168	1,134,532	(145,636)	1,134,532	1,203,139
86359DME4	171,546	-	171,546	168,762	(2,784)	168,762	177,768
Totals	$2,202,709	$-	$2,202,709	$1,981,547	$(221,162)	$1,981,547	$2,127,616

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$395,158	$-	$395,158	$379,924	$(15,234)	$379,924	$366,150
61750MAB1	537	-	537	519	(18)	519	380
9393365V1	7,420	-	7,420	7,328	(92)	7,328	6,783
12669GWN7	210,883	-	210,883	198,389	(12,494)	198,389	194,272
36298XAA0	1,347,196	-	1,347,196	1,307,547	(39,649)	1,307,547	1,239,480
36298XAB8	1,257,414	-	1,257,414	1,017,564	(239,850)	1,017,564	1,064,536
74951PBT4	7,333	-	7,333	3,381	(3,952)	3,381	10,145
Totals	$3,225,941	$-	$3,225,941	$2,914,652	$(311,289)	$2,914,652	$2,881,746

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
9393365V1	$7,834	$-	$7,834	$7,719	$(116)	$7,719	$6,622
57643QAE5	534,784	-	534,784	441,679	(93,105)	441,679	574,564
74951PBT4	14,931	-	14,931	9,486	(5,445)	9,486	10,438
86359DMC8	1,421,078	-	1,421,078	1,306,900	(114,178)	1,306,900	1,202,568
Totals	$1,978,627	$-	$1,978,627	$1,765,784	$(212,843)	$1,765,784	$1,794,192

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2020:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$432,085	$-	$432,085	$410,505	$(21,580)	$410,505	$362,606
45071KDD3	77,176	-	77,176	69,653	(7,524)	69,653	67,033
65535VRK6	41,952	-	41,952	40,956	(995)	40,956	37,844
79548KXQ6	29,027	-	29,027	28,392	(635)	28,392	21,372
73

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12669GWN7	220,746	-	220,746	216,237	(4,509)	216,237	214,278
57645LAA2	1,924,581	-	1,924,581	1,476,730	(447,851)	1,476,730	1,981,360
Totals	$2,725,567	$-	$2,725,567	$2,242,474	$(483,093)	$2,242,474	$2,684,492

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965
74

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83
76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
75

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212
77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013
76

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C.M. Life Insurance Company and Policy Owners of C.M. Life Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in Appendix A that comprise C.M. Life Variable Life Separate Account I (Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes, including the financial highlights in Note 8, for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each division as of December 31, 2023, and the results of their operations and the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 7, 2024

F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

1

Appendix A

C.M. Life Variable Life Separate Account I was comprised of the following divisions as of December 31, 2023.

Divisions

American Century VP Capital Appreciation Division

American Century VP Disciplined Core Value Division

American Century VP International Division

American Century VP Value Division

American Funds Insurance Series® Asset Allocation Division (Class 1)*

American Funds Insurance Series® Asset Allocation Division (Class 2)*

American Funds Insurance Series® Capital World Growth and Income Division*

American Funds Insurance Series® Global Growth Division*

American Funds Insurance Series® Growth-Income Division (Class 2)*

American Funds Insurance Series® International Growth and Income Division*

American Funds Insurance Series® New World Division*

American Funds Insurance Series® The Bond Fund of America Division*

American Funds Insurance Series® Washington Mutual Investors Division*

BlackRock High Yield V.I. Division

BlackRock Small Cap Index V.I. Division

BNY Mellon MidCap Stock Division

Delaware Ivy VIP Science and Technology Division

Delaware VIP® Emerging Markets Division

Delaware VIP® Small Cap Value Division

DFA VA International Small Division

DFA VA U.S. Targeted Value Division

DFA VIT Inflation-Protected Securities Division

DWS Small Cap Index Division

Eaton Vance VT Floating-Rate Income Division

Fidelity® VIP Bond Index Division

Fidelity® VIP Contrafund® Division

Fidelity® VIP Extended Market Index Division

Fidelity® VIP Freedom 2020 Division

Fidelity® VIP Freedom 2025 Division

Fidelity® VIP Freedom 2030 Division

Fidelity® VIP Freedom 2035 Division

Fidelity® VIP Freedom 2040 Division

Fidelity® VIP Freedom 2045 Division

Fidelity® VIP Freedom 2050 Division

Fidelity® VIP Freedom 2055 Division

Fidelity® VIP Freedom 2060 Division

Fidelity® VIP Freedom 2065 Division

Fidelity® VIP Freedom Income Division

Fidelity® VIP Growth Division

Fidelity® VIP Index 500 Division (Initial Class)

Fidelity® VIP Index 500 Division (Service Class)

Fidelity® VIP International Index Division

Fidelity® VIP Overseas Division

Franklin Small Cap Value VIP Division

Franklin Strategic Income VIP Division

Goldman Sachs Core Fixed Income Division

Goldman Sachs International Equity Insights Division

Goldman Sachs Mid Cap Growth Division*

Goldman Sachs Mid Cap Value Division

Goldman Sachs Strategic Growth Division

Invesco Oppenheimer V.I. International Growth Division

Invesco V.I. Capital Appreciation Division

Invesco V.I. Core Plus Bond Division*

Invesco V.I. Discovery Mid Cap Growth Division

Invesco V.I. Diversified Dividend Division

Invesco V.I. Global Division

Invesco V.I. Global Real Estate Division

Invesco V.I. Global Strategic Income Division

Invesco V.I. Health Care Division

Invesco V.I. Main Street Division

Invesco V.I. Small Cap Equity Division

Invesco V.I. Technology Division

Janus Henderson Balanced Division

Janus Henderson Forty Division

Janus Henderson Global Research Division

MFS® Global Real Estate Division

MFS® Growth Series Division

MFS® International Intrinsic Value Division

MFS® Investors Trust Division

MFS® Mid Cap Value Division

MFS® New Discovery Division

MFS® Value Division

MML Aggressive Allocation Division

MML American Funds Growth Division

MML Balanced Allocation Division

MML Blend Division

MML Blue Chip Growth Division

MML Conservative Allocation Division

MML Dynamic Bond Division

MML Equity Division

MML Equity Income Division

MML Equity Index Division

MML Focused Equity Division

MML Foreign Division

MML Global Division

MML Growth Allocation Division

MML Income & Growth Division

MML Inflation-Protected and Income Division

MML Large Cap Growth Division

MML Managed Bond Division

MML Managed Volatility Division

LA2049

F-2

MML Mid Cap Growth Division

MML Mid Cap Value Division

MML Moderate Allocation Division

MML Short-Duration Bond Division

MML Small Cap Equity Division

MML Small Cap Growth Equity Division

MML Strategic Emerging Markets Division

MML Total Return Bond Division

MML U.S. Government Money Market Division

PIMCO Global Bond Opportunities Division

PIMCO High Yield Division

PIMCO Real Return Division

PIMCO Total Return Division

T. Rowe Price Blue Chip Growth Division

T. Rowe Price Equity Income Division

T. Rowe Price Limited-Term Bond Division

T. Rowe Price Mid-Cap Growth Division

Templeton Foreign VIP Division

Templeton Global Bond VIP Division

Vanguard VIF Balanced Division

Vanguard VIF Capital Growth Division

Vanguard VIF Diversified Value Division

Vanguard VIF Equity Income Division

Vanguard VIF Growth Division

Vanguard VIF International Division

Vanguard VIF Real Estate Index Division

Vanguard VIF Short-Term Investment-Grade Division

* The following Divisions had name changes:

Current Year	Prior Year
American Funds Insurance Series® Asset Allocation Division (Class 1)	American Funds® IS Asset Allocation Division
American Funds Insurance Series® Asset Allocation Division (Class 2)	American Funds® Asset Allocation Division
American Funds Insurance Series® Capital World Global Growth and Income Division	American Funds® IS Global Growth & Income Division
American Funds Insurance Series® Global Growth Division (Class 1)	American Funds® IS Global Growth-Income Division
American Funds Insurance Series® Global Growth Division (Class 2)	American Funds® IS Global Growth Division

F-3

American Funds Insurance Series® International Growth and Income Division	American Funds® IS International Growth And Income Division
American Funds Insurance Series® New World Division	American Funds® IS New World Division
American Funds Insurance Series® The Bond Fund of America Division	American Funds® IS Bond Fund of America Division
American Funds Insurance Series® Washington Mutual Investors Division	American Funds® IS Blue Chip Income & Growth Division
Goldman Sachs Mid Cap Growth Division	Goldman Sachs Growth Opportunities Division.

LA2049

F-4

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Capital World Growth and Income Division	American Funds Insurance Series® Global Growth Division
					(Class 1)	(Class 2)
ASSETS
Investments
Number of shares	10,660	3,764,304	14,074	230,283	989	467,946	4,688	1,502
Identified cost	$135,684	$33,243,979	$143,323	$2,493,893	$22,673	$10,657,247	$57,707	$46,168
Value	$151,582	$28,872,214	$148,901	$2,807,146	$23,599	$11,010,764	$64,552	$50,952
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	151,582	28,872,214	148,901	2,807,146	23,599	11,010,764	64,552	50,952
LIABILITIES
Payable to C.M. Life Insurance Company	1	9	1	17	-	7	-	-
Total liabilities	1	9	1	17	-	7	-	-
NET ASSETS (For variable life insurance policies)	$151,581	$28,872,205	$148,900	$2,807,129	$23,599	$11,010,757	$64,552	$50,952
Outstanding Units
Policy owners	171,999	7,599,490	172,476	526,324	23,211	2,455,694	62,883	53,729
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	4.40	-	5.54	-	4.63	-	-
Variable Universal Life	-	3.79	-	5.21	-	4.35	-	-
Survivorship Variable Universal Life II	-	3.49	-	5.54	-	4.63	-	-
C.M. Life Electrum Select(SM)	0.88	-	0.86	-	1.02	-	1.03	0.95

See Notes to Financial Statements.

F-5

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	American Funds Insurance Series® Growth-Income Division	American Funds Insurance Series® International Growth and Income Division	American Funds Insurance Series® New World Division	American Funds Insurance Series® The Bond Fund of America Division	American Funds Insurance Series® Washington Mutual Investors Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	BNY Mellon MidCap Stock Division
	(Class 2)
ASSETS
Investments
Number of shares	204,526	3,366	685	2,849	831	13,901	21,891	4,487
Identified cost	$9,860,772	$32,575	$15,561	$27,131	$10,783	$91,643	$233,183	$78,516
Value	$11,923,840	$33,993	$17,458	$26,982	$11,997	$95,080	$247,150	$83,271
Dividends receivable	-	-	-	-	-	404	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	13	-	-
Total assets	11,923,840	33,993	17,458	26,982	11,997	95,497	247,150	83,271
LIABILITIES
Payable to C.M. Life Insurance Company	11	-	-	-	-	-	1	-
Total liabilities	11	-	-	-	-	-	1	-
NET ASSETS (For variable life insurance policies)	$11,923,829	$33,993	$17,458	$26,982	$11,997	$95,497	$247,149	$83,271
Outstanding Units
Policy owners	1,850,575	33,435	18,940	29,476	10,861	93,333	259,701	79,565
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	6.69	-	-	-	-	-	-	-
Variable Universal Life	6.29	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	6.69	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	-	1.02	0.92	0.92	1.10	1.02	0.95	1.05

See Notes to Financial Statements.

F-6

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DFA VA International Small Division	DFA U.S. Targeted Value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division
ASSETS
Investments
Number of shares	1,467	5,096	870	4,864	3,576	1,838	335,176	459
Identified cost	$31,418	$106,730	$32,147	$53,721	$79,091	$18,435	$4,914,694	$3,917
Value	$33,702	$112,020	$33,180	$57,786	$80,818	$16,648	$4,568,447	$3,975
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1	-	-	-	-	-	1
Total assets	33,702	112,021	33,180	57,786	80,818	16,648	4,568,447	3,976
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	2	-
Total liabilities	-	-	-	-	-	-	2	-
NET ASSETS (For variable life insurance policies)	$33,702	$112,021	$33,180	$57,786	$80,818	$16,648	$4,568,445	$3,976
Outstanding Units
Policy owners	34,658	134,459	33,497	59,284	67,727	18,103	1,010,726	3,646
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-	4.85	-
Variable Universal Life	-	-	-	-	-	-	4.37	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	4.69	-
C.M. Life Electrum Select(SM)	0.97	0.83	0.99	0.97	1.19	0.92	-	1.09

See Notes to Financial Statements.

F-7

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
ASSETS
Investments
Number of shares	3,882	1,635,649	22,635	30	16,106	12,001	5,625	22,473
Identified cost	$37,137	$59,132,585	$264,791	$358	$228,877	$174,469	$133,981	$520,428
Value	$37,387	$79,541,609	$291,992	$377	$243,367	$183,741	$145,692	$558,221
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	6	-	-	-	-	-	-
Total assets	37,387	79,541,615	291,992	377	243,367	183,741	145,692	558,221
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	2	-	-	-	1	-
Total liabilities	-	-	2	-	-	-	1	-
NET ASSETS (For variable life insurance policies)	$37,387	$79,541,615	$291,990	$377	$243,367	$183,741	$145,691	$558,221
Outstanding Units
Policy owners	41,206	10,943,710	295,965	394	253,527	190,346	149,100	563,122
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	8.98	-	-	-	-	-	-
Variable Universal Life	-	7.32	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	6.51	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	0.91	1.00	0.99	0.96	0.96	0.97	0.98	0.99

See Notes to Financial Statements.

F-8

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom Income Division	Fidelity® VIP Growth Division	Fidelity® VIP Index 500 Division¹
								(Initial Class)
ASSETS
Investments
Number of shares	2,512	9,748	6,979	8,296	165	4,128	4,896	-
Identified cost	$56,871	$205,837	$79,962	$96,601	$1,865	$44,575	$392,666	$7
Value	$63,127	$221,174	$88,839	$104,363	$2,042	$45,239	$452,184	$9
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	63,127	221,174	88,839	104,363	2,042	45,239	452,184	9
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	-	-	-	9
Total liabilities	-	-	-	-	-	-	-	9
NET ASSETS (For variable life insurance policies)	$63,127	$221,174	$88,839	$104,363	$2,042	$45,239	$452,184	$-
Outstanding Units
Policy owners	63,400	222,087	89,198	104,814	2,052	47,539	435,374	-
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$10.16
Survivorship Variable Universal Life	-	-	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	1.00	1.00	1.00	1.00	1.00	0.95	1.04	-
[1]	Fidelity VIP Index 500 Fund shares held are fractional and round to zero.

See Notes to Financial Statements.

F-9

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Fidelity® VIP Overseas Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Mid Cap Growth Division
	(Service Class)
ASSETS
Investments
Number of shares	2,958	22,641	4,100	328,204	-	42	5,345	523
Identified cost	$1,196,226	$224,552	$100,893	$4,440,406	$-	$403	$44,434	$4,779
Value	$1,359,985	$239,091	$105,863	$4,355,273	$-	$409	$47,304	$5,342
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	1,359,985	239,091	105,863	4,355,273	-	409	47,304	5,342
LIABILITIES
Payable to C.M. Life Insurance Company	-	1	1	17	-	-	-	-
Total liabilities	-	1	1	17	-	-	-	-
NET ASSETS (For variable life insurance policies)	$1,359,985	$239,090	$105,862	$4,355,256	$-	$409	$47,304	$5,342
Outstanding Units
Policy owners	1,292,693	241,064	112,483	812,443	-	452	44,891	5,979
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	6.62	-	-	-	-
Variable Universal Life	-	-	-	6.22	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	6.62	-	-	-	-
C.M. Life Electrum Select(SM)	1.05	0.99	0.94	1.05	0.97	0.90	1.05	0.89

See Notes to Financial Statements.

F-10

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Goldman Sachs Mid Cap Value Division	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division
ASSETS
Investments
Number of shares	22,785	575,790	2,008,127	1,245,071	486,163	862,446	30,398	1,569,223
Identified cost	$365,334	$7,029,045	$4,375,208	$60,418,090	$3,206,176	$62,446,566	$761,945	$57,164,341
Value	$364,780	$7,220,403	$4,056,417	$58,605,494	$2,790,577	$54,170,253	$736,855	$57,370,808
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	3	-	22	-	29	-	-
Total assets	364,780	7,220,406	4,056,417	58,605,516	2,790,577	54,170,282	736,855	57,370,808
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	13	-	9	-	17	15
Total liabilities	-	-	13	-	9	-	17	15
NET ASSETS (For variable life insurance policies)	$364,780	$7,220,406	$4,056,404	$58,605,516	$2,790,568	$54,170,282	$736,838	$57,370,793
Outstanding Units
Policy owners	351,797	1,589,695	1,310,700	12,025,572	1,766,901	14,070,708	347,505	8,305,010
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$4.84	$-	$1.69	$-	$-	$-
Survivorship Variable Universal Life	-	5.51	3.22	6.14	1.48	4.72	2.25	8.19
Variable Universal Life	-	4.38	3.01	5.18	1.54	4.48	2.11	7.43
Survivorship Variable Universal Life II	-	4.70	3.22	3.73	1.65	2.38	2.25	4.68
C.M. Life Electrum Select(SM)	1.04	-	0.90	-	-	0.80	1.11	0.92

See Notes to Financial Statements.

F-11

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division
ASSETS
Investments
Number of shares	758	1,703,949	41,197	909,038	7,183	94,929	89,466	471,561
Identified cost	$10,387	$8,168,378	$1,168,986	$19,963,468	$124,353	$2,083,574	$3,322,519	$18,517,315
Value	$10,603	$7,309,941	$1,067,414	$16,562,670	$123,550	$1,756,185	$4,298,857	$22,328,420
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	10,603	7,309,941	1,067,414	16,562,670	123,550	1,756,185	4,298,857	22,328,420
LIABILITIES
Payable to C.M. Life Insurance Company	-	4	16	18	-	24	16	1
Total liabilities	-	4	16	18	-	24	16	1
NET ASSETS (For variable life insurance policies)	$10,603	$7,309,937	$1,067,398	$16,562,652	$123,550	$1,756,161	$4,298,841	$22,328,419
Outstanding Units
Policy owners	12,521	2,859,546	218,077	4,315,393	128,897	557,676	916,564	4,080,387
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$5.46	$-	$-	$-	$-
Survivorship Variable Universal Life	-	2.68	5.12	4.72	-	3.31	4.91	-
Variable Universal Life	-	2.51	4.81	3.75	-	3.09	4.62	5.33
Survivorship Variable Universal Life II	-	2.63	5.12	4.03	-	3.31	4.91	5.72
C.M. Life Electrum Select(SM)	0.85	0.97	-	1.01	0.96	-	-	-

See Notes to Financial Statements.

F-12

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Janus Henderson Global Research Division	MFS® Global Real Estate Division	MFS® Growth Series Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division
ASSETS
Investments
Number of shares	221,516	920	263	2,260	5,556	16,939	101,969	28,766
Identified cost	$9,883,173	$12,218	$15,395	$65,664	$186,427	$159,662	$1,887,916	$620,189
Value	$13,534,599	$12,038	$15,873	$66,456	$199,963	$166,515	$1,319,483	$611,858
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	22	-	-	-	-	-	-	1
Total assets	13,534,621	12,038	15,873	66,456	199,963	166,515	1,319,483	611,859
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	-	24	-	6	-
Total liabilities	-	-	-	-	24	-	6	-

NET ASSETS (For variable life insurance policies)	$13,534,621	$12,038	$15,873	$66,456	$199,939	$166,515	$1,319,477	$611,859
Outstanding Units
Policy owners	6,508,519	14,221	16,984	72,712	31,859	156,833	199,712	588,832
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	6.45	-	6.93	-
Variable Universal Life	2.03	-	-	-	6.07	-	6.51	-
Survivorship Variable Universal Life II	2.18	-	-	-	6.45	-	6.93	-
C.M. Life Electrum Select(SM)	-	0.85	0.93	0.91	-	1.06	-	1.04

See Notes to Financial Statements.

F-13

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML Aggressive Allocation Division	MML American Funds Growth Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division
ASSETS
Investments
Number of shares	10,371	22,084	1,012	1,002,496	401,364	2,742	938	1,607,175
Identified cost	$89,574	$311,762	$8,489	$21,075,613	$6,710,349	$20,848	$8,241	$41,314,708
Value	$86,393	$308,297	$8,319	$19,502,264	$6,421,827	$21,961	$8,059	$42,224,714
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	1	1	-	-	-	-	-
Total assets	86,393	308,298	8,320	19,502,264	6,421,827	21,961	8,059	42,224,714
LIABILITIES
Payable to C.M. Life Insurance Company	-	-	-	2	6	-	-	1
Total liabilities	-	-	-	2	6	-	-	1
NET ASSETS (For variable life insurance policies)	$86,393	$308,298	$8,320	$19,502,262	$6,421,821	$21,961	$8,059	$42,224,713
Outstanding Units
Policy owners	85,116	312,749	8,579	5,197,567	2,044,164	22,875	8,676	12,417,944
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	4.04	4.39	-	-	3.70
Variable Universal Life	-	-	-	3.63	3.04	-	-	3.35
Survivorship Variable Universal Life II	-	-	-	3.87	3.27	-	-	3.69
C.M. Life Electrum Select(SM)	1.02	0.99	0.97	0.99	0.91	0.96	0.93	1.07

See Notes to Financial Statements.

F-14

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division
ASSETS
Investments
Number of shares	8,802	1,972,057	8,458	9,389	4,080	32,574	6,711	174,889
Identified cost	$90,671	$53,372,633	$60,628	$81,906	$15,914	$251,732	$71,176	$1,735,051
Value	$87,052	$59,220,868	$60,558	$89,473	$16,319	$234,861	$67,514	$1,525,030
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	1	-	-	-	-
Total assets	87,052	59,220,868	60,558	89,474	16,319	234,861	67,514	1,525,030
LIABILITIES
Payable to C.M. Life Insurance Company	-	10	-	-	-	-	-	10
Total liabilities	-	10	-	-	-	-	-	10
NET ASSETS (For variable life insurance policies)	$87,052	$59,220,858	$60,558	$89,474	$16,319	$234,861	$67,514	$1,525,020
Outstanding Units
Policy owners	80,077	11,999,022	56,573	87,192	16,979	235,054	60,476	824,224
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	5.88	-	-	-	-	-	1.95
Variable Universal Life	-	4.97	-	-	-	-	-	1.83
Survivorship Variable Universal Life II	-	4.51	-	-	-	-	-	1.95
C.M. Life Electrum Select(SM)	1.09	-	1.07	1.03	0.96	1.00	1.12	0.92

See Notes to Financial Statements.

F-15

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short- Duration Bond Division	MML Small Cap Equity Division
ASSETS
Investments
Number of shares	6,183	775,210	145,849	16,455	10,887	6,377	2,321	1,541,874
Identified cost	$68,226	$9,525,987	$1,814,058	$170,253	$98,097	$57,465	$20,528	$14,724,502
Value	$85,950	$8,414,741	$1,783,251	$177,384	$86,007	$54,076	$20,678	$16,842,711
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	1	-	-	-	-
Total assets	85,950	8,414,741	1,783,251	177,385	86,007	54,076	20,678	16,842,711
LIABILITIES
Payable to C.M. Life Insurance Company	1	3	9	-	-	-	-	5
Total liabilities	1	3	9	-	-	-	-	5
NET ASSETS (For variable life insurance policies)	$85,949	$8,414,738	$1,783,242	$177,385	$86,007	$54,076	$20,678	$16,842,706
Outstanding Units
Policy owners	77,676	3,600,784	736,150	188,351	79,704	55,065	20,969	2,722,252
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	2.58	2.49	-	-	-	-	5.63
Variable Universal Life	-	2.32	2.32	-	-	-	-	6.45
Survivorship Variable Universal Life II	-	2.50	2.49	-	-	-	-	6.22
C.M. Life Electrum Select(SM)	1.11	0.90	1.00	0.94	1.08	0.98	0.99	1.02

See Notes to Financial Statements.

F-16

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	MML Small Cap Growth Equity Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division
					(Unhedged)
ASSETS
Investments
Number of shares	794,146	2,371	3,565	13,469,302	7,541	7,265	387	2,624
Identified cost	$9,557,665	$12,728	$31,780	$13,469,302	$70,663	$50,214	$4,525	$24,362
Value	$7,815,427	$12,640	$32,192	$13,469,302	$72,549	$52,165	$4,479	$24,086
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	248	4	8	-	-
Total assets	7,815,427	12,640	32,192	13,469,550	72,553	52,173	4,479	24,086
LIABILITIES
Payable to C.M. Life Insurance Company	4	-	-	-	-	-	-	-
Total liabilities	4	-	-	-	-	-	-	-
NET ASSETS (For variable life insurance policies)	$7,815,423	$12,640	$32,192	$13,469,550	$72,553	$52,173	$4,479	$24,086
Outstanding Units
Policy owners	2,345,006	15,538	35,825	11,058,708	77,083	51,386	4,846	26,526
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	5.67	-	-	1.44	-	-	-	-
Variable Universal Life	4.22	-	-	1.30	-	-	-	-
Survivorship Variable Universal Life II	4.53	-	-	1.32	-	-	-	-
C.M. Life Electrum Select(SM)	0.93	0.81	0.90	1.06	0.94	1.02	0.92	0.91

See Notes to Financial Statements.

F-17

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division
ASSETS
Investments
Number of shares	126,432	264,325	207	2,097,412	328,761	593	3,618	2,897
Identified cost	$4,509,986	$7,264,255	$952	$58,646,275	$4,471,665	$7,768	$79,527	$124,603
Value	$5,839,902	$7,337,663	$967	$61,055,678	$4,681,554	$8,048	$84,270	$134,373
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	5,839,902	7,337,663	967	61,055,678	4,681,554	8,048	84,270	134,373
LIABILITIES
Payable to C.M. Life Insurance Company	18	12	-	3	4	-	-	-
Total liabilities	18	12	-	3	4	-	-	-
NET ASSETS (For variable life insurance policies)	$5,839,884	$7,337,651	$967	$61,055,675	$4,681,550	$8,048	$84,270	$134,373
Outstanding Units
Policy owners	725,361	1,507,231	965	6,188,322	2,313,100	8,173	84,833	120,947
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	8.41	5.07	-	11.29	2.23	-	-	-
Variable Universal Life	7.90	4.77	-	10.12	1.96	-	-	-
Survivorship Variable Universal Life II	8.41	5.07	-	8.20	2.10	-	-	-
C.M. Life Electrum Select(SM)	-	-	1.00	-	-	0.98	0.99	1.11

See Notes to Financial Statements.

F-18

C. M. Life Variable Life Separate Account I

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Growth Division	Vanguard VIF International Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short-Term Investment-Grade Division
ASSETS
Investments
Number of shares	6,001	14,018	419	4,498	3,013	7,679
Identified cost	$84,919	$317,492	$9,701	$108,898	$34,797	$76,472
Value	$93,789	$335,159	$10,619	$110,506	$35,916	$79,166
Dividends receivable	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	1
Total assets	93,789	335,159	10,619	110,506	35,916	79,167
LIABILITIES
Payable to C.M. Life Insurance Company	-	2	-	-	-	-
Total liabilities	-	2	-	-	-	-
NET ASSETS (For variable life insurance policies)	$93,789	$335,157	$10,619	$110,506	$35,916	$79,167
Outstanding Units
Policy owners	86,592	303,023	11,286	135,773	41,678	79,027
UNIT VALUE
Executive Benefit Variable Universal Life	$-	$-	$-	$-	$-	$-
Survivorship Variable Universal Life	-	-	-	-	-	-
Variable Universal Life	-	-	-	-	-	-
Survivorship Variable Universal Life II	-	-	-	-	-	-
C.M. Life Electrum Select(SM)	1.08	1.11	0.94	0.81	0.86	1.00

See Notes to Financial Statements.

F-19

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2023

	American	American			American Funds	American Funds	American Funds	American Funds
	Century	Century	American	American	Insurance Series®	Insurance Series®	Insurance Series®	Insurance Series®
	VP Capital	VP Disciplined	Century	Century	Asset	Asset	Capital World	Global
	Appreciation	Core Value	VP International	VP Value	Allocation	Allocation	Growth and Income	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
					(Class 1)	(Class 2)
Investment income
Dividends	$-	$420,309	$1,401	$63,292	$544	$230,299	$1,137	$508
Expenses
Mortality and expense risk fees and administrative expense charges	253	129,581	277	11,338	110	41,213	172	224
Net investment income (loss)	(253)	290,728	1,124	51,954	434	189,086	965	284
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	341	211,474	1,860	47,390	(13)	20,169	42	(161)
Realized gain distribution	156	-	-	205,533	841	390,568	-	2,758
Realized gain (loss)	497	211,474	1,860	252,923	828	410,737	42	2,597
Change in net unrealized appreciation/depreciation of investments	16,009	1,677,990	5,972	(86,740)	926	762,745	6,845	5,014
Net gain (loss) on investments	16,506	1,889,464	7,832	166,183	1,754	1,173,482	6,887	7,611
Net increase (decrease) in net assets resulting from operations	16,253	2,180,192	8,956	218,137	2,188	1,362,568	7,852	7,895
Capital transactions:
Transfers of net premiums	15,457	900,652	104,343	89,703	-	377,206	-	13,667
Transfers due to death benefits	-	(141,182)	-	-	-	(806,463)	-	-
Transfers due to withdrawal of funds	(1)	(691,852)	-	(46,520)	-	(52,492)	-	-
Transfers due to policy loans, net of repayments	-	(175,164)	-	(35,176)	-	(56,472)	-	-
Transfers due to charges for administrative and insurance costs	(2,243)	(1,011,968)	(1,586)	(93,607)	(438)	(345,253)	(1,172)	(791)
Transfers between Divisions and to/from General Account	110,255	103,762	(19,185)	111,029	21,849	174,635	57,872	18,367
Net increase (decrease) in net assets resulting from capital transactions	123,468	(1,015,752)	83,572	25,429	21,411	(708,839)	56,700	31,243
Total increase (decrease)	139,721	1,164,440	92,528	243,566	23,599	653,729	64,552	39,138
NET ASSETS, at beginning of the year	11,860	27,707,765	56,372	2,563,563	-	10,357,028	-	11,814
NET ASSETS, at end of the year	$151,581	$28,872,205	$148,900	$2,807,129	$23,599	$11,010,757	$64,552	$50,952

See Notes to Financial Statements.

F-20

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		American Funds		American Funds	American Funds
	American Funds	Insurance Series®	American Funds	Insurance Series®	Insurance Series®		Black Rock	BNY Mellon
	Insurance Series®	International	Insurance Series®	The Bond	Washington	Black Rock	Small Cap	MidCap
	Growth-Income	Growth and Income	New World	Fund of America	Mutual Investors	High Yield V.I.	Index V.I.	Stock
	Division	Division	Division	Division	Division	Division	Division	Division
	(Class 2)
Investment income
Dividends	$149,440	$831	$271	$864	$181	$4,307	$1,717	$337
Expenses
Mortality and expense risk fees and administrative expense charges	46,351	117	86	57	38	291	908	123
Net investment income (loss)	103,089	714	185	807	143	4,016	809	214
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	77,774	17	(20)	(48)	(36)	37	(279)	(452)
Realized gain distribution	567,586	-	-	-	123	-	4,028	1,977
Realized gain (loss)	645,360	17	(20)	(48)	87	37	3,749	1,525
Change in net unrealized appreciation/depreciation of investments	1,722,595	1,418	1,897	73	1,214	3,529	16,066	4,756
Net gain (loss) on investments	2,367,955	1,435	1,877	25	1,301	3,566	19,815	6,281
Net increase (decrease) in net assets resulting from operations	2,471,044	2,149	2,062	832	1,444	7,582	20,624	6,495
Capital transactions:
Transfers of net premiums	249,545	7,455	2,508	9,537	-	12,977	101,242	4,671
Transfers due to death benefits	(253,510)	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(162,409)	(6)	-	(2)	-	26	(2)	(4)
Transfers due to policy loans, net of repayments	(84,118)	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(292,768)	(633)	(271)	(606)	(257)	(639)	(3,955)	(1,565)
Transfers between Divisions and to/from General Account	37,958	25,028	1,441	13,388	10,810	34,660	7,747	73,674
Net increase (decrease) in net assets resulting from capital transactions	(505,302)	31,844	3,678	22,317	10,553	47,024	105,032	76,776
Total increase (decrease)	1,965,742	33,993	5,740	23,149	11,997	54,606	125,656	83,271
NET ASSETS, at beginning of the year	9,958,087	-	11,718	3,833	-	40,891	121,493	-
NET ASSETS, at end of the year	$11,923,829	$33,993	$17,458	$26,982	$11,997	$95,497	$247,149	$83,271

See Notes to Financial Statements.

F-21

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

								Eaton Vance
	Delaware	Delaware VIP®	Delaware VIP®	DFA	DFA	DFA	DWS	VT
	Ivy VIP Science	Emerging	Small Cap	VA International	U.S. Targeted	VIT Inflation-	Small Cap	Floating-Rate
	and Technology	Markets	Value	Small	Value	Protected Securities	Index	Income
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$-	$989	$129	$1,709	$1,146	$637	$46,947	$215
Expenses
Mortality and expense risk fees and administrative expense charges	7	159	45	304	412	96	17,344	8
Net investment income (loss)	(7)	830	84	1,405	734	541	29,603	207
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	5	(581)	(180)	(11)	(48)	(435)	(100,066)	(1)
Realized gain distribution	354	-	865	-	5,100	-	100,639	-
Realized gain (loss)	359	(581)	685	(11)	5,052	(435)	573	(1)
Change in net unrealized appreciation/depreciation of investments	2,285	9,452	1,110	4,945	6,915	417	623,835	57
Net gain (loss) on investments	2,644	8,871	1,795	4,934	11,967	(18)	624,408	56
Net increase (decrease) in net assets resulting from operations	2,637	9,701	1,879	6,339	12,701	523	654,011	263
Capital transactions:
Transfers of net premiums	7,981	3,497	22,850	2,877	1,628	362	99,231	1,329
Transfers due to death benefits	-	-	-	-	-	-	(11,865)	-
Transfers due to withdrawal of funds	-	1	-	-	1	-	(249,808)	1
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	(16,708)	-
Transfers due to charges for administrative and insurance costs	(110)	(1,317)	(312)	(1,451)	(1,995)	(466)	(100,278)	(46)
Transfers between Divisions and to/from General Account	23,194	33,737	1,053	7,504	8,478	(25)	118,370	2,429
Net increase (decrease) in net assets resulting from capital transactions	31,065	35,918	23,591	8,930	8,112	(129)	(161,058)	3,713
Total increase (decrease)	33,702	45,619	25,470	15,269	20,813	394	492,953	3,976
NET ASSETS, at beginning of the year	-	66,402	7,710	42,517	60,005	16,254	4,075,492	-
NET ASSETS, at end of the year	$33,702	$112,021	$33,180	$57,786	$80,818	$16,648	$4,568,445	$3,976

See Notes to Financial Statements.

F-22

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

			Fidelity®
	Fidelity®	Fidelity®	VIP	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	Extended	VIP	VIP	VIP	VIP	VIP
	Bond Index	Contrafund®	Market Index	Freedom 2020	Freedom 2025	Freedom 2030	Freedom 2035	Freedom 2040
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$691	$352,809	$3,082	$7	$5,409	$3,245	$2,395	$6,199
Expenses
Mortality and expense risk fees and administrative expense charges	73	331,613	509	1	674	469	407	1,133
Net investment income (loss)	618	21,196	2,573	6	4,735	2,776	1,988	5,066
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(14)	2,824,167	1,708	4	(455)	(199)	13	3,007
Realized gain distribution	-	2,545,957	-	-	-	-	160	1,028
Realized gain (loss)	(14)	5,370,124	1,708	4	(455)	(199)	173	4,035
Change in net unrealized appreciation/depreciation of investments	250	14,819,555	26,007	19	18,082	9,436	13,337	37,670
Net gain (loss) on investments	236	20,189,679	27,715	23	17,627	9,237	13,510	41,705
Net increase (decrease) in net assets resulting from operations	854	20,210,875	30,288	29	22,362	12,013	15,498	46,771
Capital transactions:
Transfers of net premiums	4,971	1,668,747	12,527	170	127,283	26,808	62,172	124,700
Transfers due to death benefits	-	(582,924)	-	-	-	-	-	-
Transfers due to withdrawal of funds	(2)	(2,505,681)	(6)	-	1	-	(1)	1
Transfers due to policy loans, net of repayments	-	(1,017,912)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(657)	(2,285,652)	(1,589)	(5)	(2,948)	(2,236)	(1,904)	(5,505)
Transfers between Divisions and to/from General Account	32,221	647,944	96,597	183	1,828	142,652	21,634	325,942
Net increase (decrease) in net assets resulting from capital transactions	36,533	(4,075,478)	107,529	348	126,164	167,224	81,901	445,138
Total increase (decrease)	37,387	16,135,397	137,817	377	148,526	179,237	97,399	491,909
NET ASSETS, at beginning of the year	-	63,406,218	154,173	-	94,841	4,504	48,292	66,312
NET ASSETS, at end of the year	$37,387	$79,541,615	$291,990	$377	$243,367	$183,741	$145,691	$558,221

See Notes to Financial Statements.

F-23

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2045	Freedom 2050	Freedom 2055	Freedom 2060	Freedom 2065	Freedom Income	Growth	Index 500
	Division	Division	Division	Division	Division	Division	Division	Division
								(Initial Class)
Investment income
Dividends	$772	$2,280	$1,061	$1,261	$26	$1,250	$137	$-
Expenses
Mortality and expense risk fees and administrative expense charges	161	431	240	200	6	103	1,203	-
Net investment income (loss)	611	1,849	821	1,061	20	1,147	(1,066)	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1	1,513	(238)	1,558	(2)	(42)	4,947	-
Realized gain distribution	445	297	589	122	16	-	16,162	-
Realized gain (loss)	446	1,810	351	1,680	14	(42)	21,109	-
Change in net unrealized appreciation/depreciation of investments	6,418	15,482	9,774	8,087	192	743	60,361	1
Net gain (loss) on investments	6,864	17,292	10,125	9,767	206	701	81,470	1
Net increase (decrease) in net assets resulting from operations	7,475	19,141	10,946	10,828	226	1,848	80,404	1
Capital transactions:
Transfers of net premiums	33,480	65,605	30,958	29,277	498	13,871	138,298	-
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	-	-	-	-	(3)	(65)	(1)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(703)	(2,036)	(1,069)	(1,077)	(30)	(836)	(9,646)	-
Transfers between Divisions and to/from General Account	(565)	124,158	12,256	53,157	922	28,186	225,881	-
Net increase (decrease) in net assets resulting from capital transactions	32,212	187,727	42,145	81,357	1,390	41,218	354,468	(1)
Total increase (decrease)	39,687	206,868	53,091	92,185	1,616	43,066	434,872	-
NET ASSETS, at beginning of the year	23,440	14,306	35,748	12,178	426	2,173	17,312	-
NET ASSETS, at end of the year	$63,127	$221,174	$88,839	$104,363	$2,042	$45,239	$452,184	$-

See Notes to Financial Statements.

F-24

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

				Franklin	Franklin	Goldman	Goldman	Goldman
	Fidelity®	Fidelity®	Fidelity®	Small Cap	Strategic	Sachs	Sachs	Sachs
	VIP	VIP	VIP	Value	Income	Core Fixed	International	Mid Cap
	Index 500	International Index	Overseas	VIP	VIP	Income	Equity Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
	(Service Class)
Investment income
Dividends	$13,380	$4,124	$1,040	$21,458	$197	$8	$1,008	$-
Expenses
Mortality and expense risk fees and administrative expense charges	3,647	435	219	17,647	13	1	49	12
Net investment income (loss)	9,733	3,689	821	3,811	184	7	959	(12)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,753)	(355)	(12)	(194,858)	(124)	-	21	5
Realized gain distribution	4,583	-	263	232,629	-	-	-	35
Realized gain (loss)	2,830	(355)	251	37,771	(124)	-	21	40
Change in net unrealized appreciation/depreciation of investments	174,997	19,216	4,971	440,353	-	6	2,870	563
Net gain (loss) on investments	177,827	18,861	5,222	478,124	(124)	6	2,891	603
Net increase (decrease) in net assets resulting from operations	187,560	22,550	6,043	481,935	60	13	3,850	591
Capital transactions:
Transfers of net premiums	534,528	108,023	-	159,606	8,960	152	9,807	-
Transfers due to death benefits	-	-	-	(13,172)	-	-	-	-
Transfers due to withdrawal of funds	(209)	(3)	(1)	(57,918)	-	-	-	-
Transfers due to policy loans, net of repayments	-	-	-	(59,819)	-	-	-	-
Transfers due to charges for administrative and insurance costs	(16,481)	(3,125)	(249)	(140,802)	(503)	(4)	(335)	(118)
Transfers between Divisions and to/from General Account	247,365	20,291	100,069	(129,399)	(8,517)	248	33,982	4,869
Net increase (decrease) in net assets resulting from capital transactions	765,203	125,186	99,819	(241,504)	(60)	396	43,454	4,751
Total increase (decrease)	952,763	147,736	105,862	240,431	-	409	47,304	5,342
NET ASSETS, at beginning of the year	407,222	91,354	-	4,114,825	-	-	-	-
NET ASSETS, at end of the year	$1,359,985	$239,090	$105,862	$4,355,256	$-	$409	$47,304	$5,342

See Notes to Financial Statements.

F-25

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Goldman	Goldman	Invesco
	Sachs	Sachs	Oppenheimer V.I.	Invesco V.I.		Invesco V.I.	Invesco V.I.
	Mid Cap	Strategic	International	Capital	Invesco V.I.	Discovery	Diversified	Invesco V.I.
	Value	Growth	Growth	Appreciation	Core Plus Bond	Mid Cap Growth	Dividend	Global
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$2,296	$-	$22,585	$-	$70,406	$-	$14,192	$118,534
Expenses
Mortality and expense risk fees and administrative expense charges	883	25,906	15,920	235,154	11,113	246,592	2,752	249,670
Net investment income (loss)	1,413	(25,906)	6,665	(235,154)	59,293	(246,592)	11,440	(131,136)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,216)	7,938	(149,768)	(756,913)	(35,010)	577,584	(4,028)	1,671,059
Realized gain distribution	5,655	273,606	-	-	-	-	58,448	5,994,259
Realized gain (loss)	4,439	281,544	(149,768)	(756,913)	(35,010)	577,584	54,420	7,665,318
Change in net unrealized appreciation/depreciation of investments	17,785	1,939,720	865,285	16,350,159	125,854	5,954,473	(7,834)	7,508,118
Net gain (loss) on investments	22,224	2,221,264	715,517	15,593,246	90,844	6,532,057	46,586	15,173,436
Net increase (decrease) in net assets resulting from operations	23,637	2,195,358	722,182	15,358,092	150,137	6,285,465	58,026	15,042,300
Capital transactions:
Transfers of net premiums	4,587	119,137	99,491	1,467,285	124,673	1,534,215	38,686	1,589,067
Transfers due to death benefits	-	(8,797)	(2,518)	(189,116)	(8,485)	(354,448)	-	(281,151)
Transfers due to withdrawal of funds	(2)	(32,918)	(117,165)	(864,043)	(79,421)	(1,698,558)	(3,049)	(1,865,164)
Transfers due to policy loans, net of repayments	-	(80,902)	(120,278)	(555,398)	(9,243)	(684,063)	(3,615)	(599,774)
Transfers due to charges for administrative and insurance costs	(1,265)	(197,756)	(158,044)	(1,800,943)	(109,749)	(1,593,749)	(34,440)	(1,764,586)
Transfers between Divisions and to/from General Account	127,892	(209,663)	(114,620)	355,621	118,229	(2,371,461)	35,117	(372,315)
Net increase (decrease) in net assets resulting from capital transactions	131,212	(410,899)	(413,134)	(1,586,594)	36,004	(5,168,064)	32,699	(3,293,923)
Total increase (decrease)	154,849	1,784,459	309,048	13,771,498	186,141	1,117,401	90,725	11,748,377
NET ASSETS, at beginning of the year	209,931	5,435,947	3,747,356	44,834,018	2,604,427	53,052,881	646,113	45,622,416
NET ASSETS, at end of the year	$364,780	$7,220,406	$4,056,404	$58,605,516	$2,790,568	$54,170,282	$736,838	$57,370,793

See Notes to Financial Statements.

F-26

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Invesco V.I.	Invesco V.I.	Invesco V.I.		Invesco V.I.		Janus	Janus
	Global	Global	Health	Invesco V.I.	Small Cap	Invesco V.I.	Henderson	Henderson
	Real Estate	Strategic Income	Care	Main Street	Equity	Technology	Balanced	Forty
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$125	$-	$-	$131,175	$-	$-	$73,043	$38,541
Expenses
Mortality and expense risk fees and administrative expense charges	25	31,214	4,900	69,718	347	6,837	19,103	86,822
Net investment income (loss)	100	(31,214)	(4,900)	61,457	(347)	(6,837)	53,940	(48,281)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(17)	(154,461)	(3,988)	(519,651)	(728)	(69,542)	79,679	116,377
Realized gain distribution	-	-	-	1,066,622	2,153	-	-	-
Realized gain (loss)	(17)	(154,461)	(3,988)	546,971	1,425	(69,542)	79,679	116,377
Change in net unrealized appreciation/depreciation of investments	215	756,566	34,828	2,522,651	15,944	626,714	419,453	6,396,916
Net gain (loss) on investments	198	602,105	30,840	3,069,622	17,369	557,172	499,132	6,513,293
Net increase (decrease) in net assets resulting from operations	298	570,891	25,940	3,131,079	17,022	550,335	553,072	6,465,012
Capital transactions:
Transfers of net premiums	-	382,324	22,354	394,031	58,320	54,650	83,854	399,468
Transfers due to death benefits	-	(30,268)	(20,279)	(128,247)	-	(823)	(3,794)	(203,853)
Transfers due to withdrawal of funds	-	(70,674)	(2,694)	(385,706)	1	(3,891)	(50,609)	(204,471)
Transfers due to policy loans, net of repayments	-	(51,099)	(20,430)	(197,152)	-	(23,049)	(29,335)	(318,151)
Transfers due to charges for administrative and insurance costs	(172)	(350,158)	(37,925)	(386,843)	(1,877)	(80,062)	(139,138)	(552,617)
Transfers between Divisions and to/from General Account	10,477	(58,473)	41,175	77,594	181	118,370	25,333	(25,127)
Net increase (decrease) in net assets resulting from capital transactions	10,305	(178,348)	(17,799)	(626,323)	56,625	65,195	(113,689)	(904,751)
Total increase (decrease)	10,603	392,543	8,141	2,504,756	73,647	615,530	439,383	5,560,261
NET ASSETS, at beginning of the year	-	6,917,394	1,059,257	14,057,896	49,903	1,140,631	3,859,458	16,768,158
NET ASSETS, at end of the year	$10,603	$7,309,937	$1,067,398	$16,562,652	$123,550	$1,756,161	$4,298,841	$22,328,419

See Notes to Financial Statements.

F-27

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	Janus
	Henderson	MFS®	MFS®	MFS®	MFS®	MFS®	MFS®
	Global	Global	Growth	International	Investors	Mid Cap	New	MFS®
	Research	Real Estate	Series	Intrinsic Value	Trust	Value	Discovery	Value
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$113,985	$90	$-	$272	$1,410	$2,637	$-	$8,564
Expenses
Mortality and expense risk fees and administrative expense charges	54,984	33	57	99	750	396	5,901	1,436
Net investment income (loss)	59,001	57	(57)	173	660	2,241	(5,901)	7,128
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	343,084	(237)	1,435	18	61	(2,465)	(17,193)	(610)
Realized gain distribution	343,048	735	2,214	2,829	10,850	5,001	-	35,997
Realized gain (loss)	686,132	498	3,649	2,847	10,911	2,536	(17,193)	35,387
Change in net unrealized appreciation/depreciation of investments	2,091,265	517	479	935	21,287	7,367	184,167	(2,037)
Net gain (loss) on investments	2,777,397	1,015	4,128	3,782	32,198	9,903	166,974	33,350
Net increase (decrease) in net assets resulting from operations	2,836,398	1,072	4,071	3,955	32,858	12,144	161,073	40,478
Capital transactions:
Transfers of net premiums	332,811	1,928	11,173	-	3,324	40,205	26,297	400,018
Transfers due to death benefits	(81,349)	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(193,588)	-	-	(1)	(6,014)	(20)	(20,764)	4
Transfers due to policy loans, net of repayments	(190,514)	-	-	-	(1,443)	-	(8,216)	-
Transfers due to charges for administrative and insurance costs	(297,592)	(254)	(313)	(291)	(10,531)	(3,448)	(35,628)	(5,933)
Transfers between Divisions and to/from General Account	457,212	2,277	942	49,086	(6,012)	110,863	43,037	10,266
Net increase (decrease) in net assets resulting from capital transactions	26,980	3,951	11,802	48,794	(20,676)	147,600	4,726	404,355
Total increase (decrease)	2,863,378	5,023	15,873	52,749	12,182	159,744	165,799	444,833
NET ASSETS, at beginning of the year	10,671,243	7,015	-	13,707	187,757	6,771	1,153,678	167,026
NET ASSETS, at end of the year	$13,534,621	$12,038	$15,873	$66,456	$199,939	$166,515	$1,319,477	$611,859

See Notes to Financial Statements.

F-28

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	MML	MML	MML		MML	MML	MML
	Aggressive	American Funds	Balanced	MML	Blue Chip	Conservative	Dynamic	MML
	Allocation	Growth	Allocation	Blend	Growth	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$1,216	$2,244	$163	$309,047	$-	$369	$338	$854,101
Expenses
Mortality and expense risk fees and administrative expense charges	193	169	124	78,898	23,256	34	25	199,704
Net investment income (loss)	1,023	2,075	39	230,149	(23,256)	335	313	654,397
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(184)	(3,944)	(10,378)	(205,896)	(31,538)	(1,550)	(19)	795,903
Realized gain distribution	5,006	23,941	420	-	-	828	-	3,254,676
Realized gain (loss)	4,822	19,997	(9,958)	(205,896)	(31,538)	(722)	(19)	4,050,579
Change in net unrealized appreciation/depreciation of investments	1,224	32,629	11,658	2,871,177	2,185,773	1,677	123	(1,242,290)
Net gain (loss) on investments	6,046	52,626	1,700	2,665,281	2,154,235	955	104	2,808,289
Net increase (decrease) in net assets resulting from operations	7,069	54,701	1,739	2,895,430	2,130,979	1,290	417	3,462,686
Capital transactions:
Transfers of net premiums	-	2	-	631,966	160,031	-	4,069	1,474,139
Transfers due to death benefits	-	-	-	(206,580)	(38,408)	-	-	(307,610)
Transfers due to withdrawal of funds	-	3	-	(346,971)	(61,159)	-	-	(1,667,819)
Transfers due to policy loans, net of repayments	-	-	-	(110,510)	(68,101)	-	-	(487,933)
Transfers due to charges for administrative and insurance costs	(235)	(1,200)	(577)	(859,142)	(170,571)	(82)	(228)	(1,735,746)
Transfers between Divisions and to/from General Account	47,314	113,609	(84,363)	313,202	75,409	16,454	-	183,464
Net increase (decrease) in net assets resulting from capital transactions	47,079	112,414	(84,940)	(578,035)	(102,799)	16,372	3,841	(2,541,505)
Total increase (decrease)	54,148	167,115	(83,201)	2,317,395	2,028,180	17,662	4,258	921,181
NET ASSETS, at beginning of the year	32,245	141,183	91,521	17,184,867	4,393,641	4,299	3,801	41,303,532
NET ASSETS, at end of the year	$86,393	$308,298	$8,320	$19,502,262	$6,421,821	$21,961	$8,059	$42,224,713

See Notes to Financial Statements.

F-29

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

								MML
	MML	MML	MML			MML	MML	Inflation-
	Equity	Equity	Focused	MML	MML	Growth	Income &	Protected
	Income	Index	Equity	Foreign	Global	Allocation	Growth	and Income
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$1,749	$761,776	$595	$1,106	$156	$4,169	$1,015	$69,164
Expenses
Mortality and expense risk fees and administrative expense charges	289	237,551	231	327	37	647	242	7,189
Net investment income (loss)	1,460	524,225	364	779	119	3,522	773	61,975
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(159)	1,857,700	(660)	(181)	(10,584)	(1,174)	(2,653)	(26,387)
Realized gain distribution	6,285	5,087,885	5,626	-	1,262	18,160	6,128	-
Realized gain (loss)	6,126	6,945,585	4,966	(181)	(9,322)	16,986	3,475	(26,387)
Change in net unrealized appreciation/depreciation of investments	(3,620)	4,888,456	(70)	9,262	11,060	881	(761)	31,886
Net gain (loss) on investments	2,506	11,834,041	4,896	9,081	1,738	17,867	2,714	5,499
Net increase (decrease) in net assets resulting from operations	3,966	12,358,266	5,260	9,860	1,857	21,389	3,487	67,474
Capital transactions:
Transfers of net premiums	2	1,158,926	-	24,028	-	-	-	106,036
Transfers due to death benefits	-	(251,956)	-	-	-	-	-	(10,243)
Transfers due to withdrawal of funds	-	(1,479,884)	-	1	(1)	(3)	(1)	(5,207)
Transfers due to policy loans, net of repayments	-	(1,273,137)	-	-	-	-	-	(29,409)
Transfers due to charges for administrative and insurance costs	(1,538)	(1,473,309)	(1,222)	(1,780)	(101)	(787)	(294)	(113,561)
Transfers between Divisions and to/from General Account	84,622	270,369	56,520	4,989	(1,925)	68,664	677	132,182
Net increase (decrease) in net assets resulting from capital transactions	83,086	(3,048,991)	55,298	27,238	(2,027)	67,874	382	79,798
Total increase (decrease)	87,052	9,309,275	60,558	37,098	(170)	89,263	3,869	147,272
NET ASSETS, at beginning of the year	-	49,911,583	-	52,376	16,489	145,598	63,645	1,377,748
NET ASSETS, at end of the year	$87,052	$59,220,858	$60,558	$89,474	$16,319	$234,861	$67,514	$1,525,020

See Notes to Financial Statements.

F-30

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

							MML
	MML	MML	MML	MML	MML	MML	Short-	MML
	Large Cap	Managed	Managed	Mid Cap	Mid Cap	Moderate	Duration	Small Cap
	Growth	Bond	Volatility	Growth	Value	Allocation	Bond	Equity
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$-	$318,964	$10,041	$-	$1,979	$1,073	$338	$197,739
Expenses
Mortality and expense risk fees and administrative expense charges	279	34,440	6,318	468	287	155	31	68,525
Net investment income (loss)	(279)	284,524	3,723	(468)	1,692	918	307	129,214
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(69)	(152,071)	11,284	(2,927)	(273)	(462)	(4)	20,117
Realized gain distribution	4,605	-	318,638	-	11,884	3,232	-	-
Realized gain (loss)	4,536	(152,071)	329,922	(2,927)	11,611	2,770	(4)	20,117
Change in net unrealized appreciation/depreciation of investments	19,866	365,751	(131,183)	20,590	(12,090)	821	270	2,358,535
Net gain (loss) on investments	24,402	213,680	198,739	17,663	(479)	3,591	266	2,378,652
Net increase (decrease) in net assets resulting from operations	24,123	498,204	202,462	17,195	1,213	4,509	573	2,507,866
Capital transactions:
Transfers of net premiums	16,064	333,022	60,827	60,653	-	-	4,070	384,273
Transfers due to death benefits	-	(103,652)	(11,241)	-	-	-	-	(39,942)
Transfers due to withdrawal of funds	(1)	(156,316)	(20,076)	1	(1)	(1)	-	(321,202)
Transfers due to policy loans, net of repayments	-	(53,987)	(15,910)	-	-	-	-	(103,470)
Transfers due to charges for administrative and insurance costs	(1,142)	(428,741)	(85,519)	(2,497)	(1,525)	(187)	(244)	(435,283)
Transfers between Divisions and to/from General Account	8,306	262,474	(10,733)	48,663	86,320	13,732	12,312	281,438
Net increase (decrease) in net assets resulting from capital transactions	23,227	(147,200)	(82,652)	106,820	84,794	13,544	16,138	(234,186)
Total increase (decrease)	47,350	351,004	119,810	124,015	86,007	18,053	16,711	2,273,680
NET ASSETS, at beginning of the year	38,599	8,063,734	1,663,432	53,370	-	36,023	3,967	14,569,026
NET ASSETS, at end of the year	$85,949	$8,414,738	$1,783,242	$177,385	$86,007	$54,076	$20,678	$16,842,706

See Notes to Financial Statements.

F-31

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

		MML
	MML	Strategic	MML	MML U.S.	PIMCO
	Small Cap	Emerging	Total Return	Government	Global Bond	PIMCO	PIMCO	PIMCO
	Growth Equity	Markets	Bond	Money Market	Opportunities	High Yield	Real Return	Total Return
	Division	Division	Division	Division	Division	Division	Division	Division
					(Unhedged)
Investment income
Dividends	$-	$12	$628	$448,526	$1,523	$1,107	$62	$520
Expenses
Mortality and expense risk fees and administrative expense charges	31,488	33	98	40,562	204	55	6	44
Net investment income (loss)	(31,488)	(21)	530	407,964	1,319	1,052	56	476
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(332,050)	(19)	(27)	681	(519)	(16)	(13)	(37)
Realized gain distribution	-	-	-	-	729	-	-	-
Realized gain (loss)	(332,050)	(19)	(27)	681	210	(16)	(13)	(37)
Change in net unrealized appreciation/depreciation of investments	1,431,495	(89)	840	(681)	1,870	1,951	47	368
Net gain (loss) on investments	1,099,445	(108)	813	-	2,080	1,935	34	331
Net increase (decrease) in net assets resulting from operations	1,067,957	(129)	1,343	407,964	3,399	2,987	90	807
Capital transactions:
Transfers of net premiums	221,224	3,777	11,875	7,814,517	1,533	50,272	-	150
Transfers due to death benefits	(58,300)	-	-	(49,800)	-	-	-	-
Transfers due to withdrawal of funds	(125,260)	(2)	-	(2,542,831)	3	(31)	-	1
Transfers due to policy loans, net of repayments	(64,726)	-	-	(124,802)	-	-	-	-
Transfers due to charges for administrative and insurance costs	(201,121)	(256)	(363)	(728,888)	(1,974)	(1,055)	(10)	(83)
Transfers between Divisions and to/from General Account	337,129	9,250	10,264	326,770	(2,033)	-	2,828	9,619
Net increase (decrease) in net assets resulting from capital transactions	108,946	12,769	21,776	4,694,966	(2,471)	49,186	2,818	9,687
Total increase (decrease)	1,176,903	12,640	23,119	5,102,930	928	52,173	2,908	10,494
NET ASSETS, at beginning of the year	6,638,520	-	9,073	8,366,620	71,625	-	1,571	13,592
NET ASSETS, at end of the year	$7,815,423	$12,640	$32,192	$13,469,550	$72,553	$52,173	$4,479	$24,086

See Notes to Financial Statements.

F-32

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

	T. Rowe Price		T. Rowe Price	T. Rowe Price	Templeton	Templeton
	Blue Chip	T. Rowe Price	Limited-Term	Mid-Cap	Foreign	Global Bond	Vanguard VIF	Vanguard VIF
	Growth	Equity Income	Bond	Growth	VIP	VIP	Balanced	Capital Growth
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$-	$146,530	$52	$-	$140,004	$-	$541	$1,234
Expenses
Mortality and expense risk fees and administrative expense charges	22,916	31,351	8	271,125	18,039	25	257	626
Net investment income (loss)	(22,916)	115,179	44	(271,125)	121,965	(25)	284	608
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	135,638	(40,219)	2	552,267	(27,293)	4	(43)	(465)
Realized gain distribution	-	298,283	-	3,665,015	-	-	1,049	5,945
Realized gain (loss)	135,638	258,064	2	4,217,282	(27,293)	4	1,006	5,480
Change in net unrealized appreciation/depreciation of investments	1,821,371	233,770	23	6,248,662	690,674	175	4,818	22,155
Net gain (loss) on investments	1,957,009	491,834	25	10,465,944	663,381	179	5,824	27,635
Net increase (decrease) in net assets resulting from operations	1,934,093	607,013	69	10,194,819	785,346	154	6,108	28,243
Capital transactions:
Transfers of net premiums	76,448	221,396	2,373	1,199,811	134,755	4,070	54,645	58,214
Transfers due to death benefits	(6,857)	(28,769)	-	(362,658)	(20,180)	-	-	-
Transfers due to withdrawal of funds	(25,519)	(224,808)	-	(2,136,071)	(76,220)	-	(44)	-
Transfers due to policy loans, net of repayments	(27,109)	(152,733)	-	(723,354)	(42,594)	-	-	-
Transfers due to charges for administrative and insurance costs	(160,099)	(306,182)	(188)	(1,818,062)	(139,586)	(233)	(1,426)	(1,954)
Transfers between Divisions and to/from General Account	40,041	(13,356)	(1,736)	70,637	159,452	-	14,164	-
Net increase (decrease) in net assets resulting from capital transactions	(103,095)	(504,452)	449	(3,769,697)	15,627	3,837	67,339	56,260
Total increase (decrease)	1,830,998	102,561	518	6,425,122	800,973	3,991	73,447	84,503
NET ASSETS, at beginning of the year	4,008,886	7,235,090	449	54,630,553	3,880,577	4,057	10,823	49,870
NET ASSETS, at end of the year	$5,839,884	$7,337,651	$967	$61,055,675	$4,681,550	$8,048	$84,270	$134,373

See Notes to Financial Statements.

F-33

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2023

					Vanguard VIF	Vanguard VIF
	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Real Estate	Short-Term
	Diversified Value	Equity Income	Growth	International	Index	Investment-Grade
	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$946	$6,825	$-	$1,411	$599	$805
Expenses
Mortality and expense risk fees and administrative expense charges	432	1,383	17	477	156	365
Net investment income (loss)	514	5,442	(17)	934	443	440
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	108	(12,778)	4	(135)	(1,338)	2
Realized gain distribution	3,594	13,343	-	3,043	1,129	-
Realized gain (loss)	3,702	565	4	2,908	(209)	2
Change in net unrealized appreciation/depreciation of investments	9,150	16,044	919	1,608	3,329	2,770
Net gain (loss) on investments	12,852	16,609	923	4,516	3,120	2,772
Net increase (decrease) in net assets resulting from operations	13,366	22,051	906	5,450	3,563	3,212
Capital transactions:
Transfers of net premiums	14,993	223,084	2,061	1	16,318	38,390
Transfers due to death benefits	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	(2)	-	-	-	1
Transfers due to policy loans, net of repayments	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,887)	(6,512)	(52)	(1,900)	(533)	(390)
Transfers between Divisions and to/from General Account	11,103	(67,987)	7,704	106,955	(3,880)	-
Net increase (decrease) in net assets resulting from capital transactions	24,209	148,583	9,713	105,056	11,905	38,001
Total increase (decrease)	37,575	170,634	10,619	110,506	15,468	41,213
NET ASSETS, at beginning of the year	56,214	164,523	-	-	20,448	37,954
NET ASSETS, at end of the year	$93,789	$335,157	$10,619	$110,506	$35,916	$79,167

See Notes to Financial Statements.

F-34

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2022

	American	American			American			American
	Century	Century	American	American	Funds®	American	American	Funds®
	VP Capital	VP Disciplined	Century	Century	Asset	Funds®	Funds®	IS Global
	Appreciation	Core Value	VP International	VP Value	Allocation	Growth-Income	IS Bond	Growth-Income
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$-	$522,340	$2	$53,103	$206,007	$135,355	$101	$85
Expenses
Mortality and expense risk fees and administrative expense charges	14	141,267	51	11,078	42,781	45,505	7	29
Net investment income (loss)	(14)	381,073	(49)	42,025	163,226	89,850	94	56
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(226)	666,033	(64)	178,456	18,073	131,991	(3)	(89)
Realized gain distribution	191	7,232,543	17	202,768	1,085,275	1,040,413	-	235
Realized gain (loss)	(35)	7,898,576	(47)	381,224	1,103,348	1,172,404	(3)	146
Change in net unrealized appreciation/depreciation of investments	(111)	(12,620,059)	(394)	(416,557)	(2,884,761)	(3,316,005)	(222)	(231)
Net gain (loss) on investments	(146)	(4,721,483)	(441)	(35,333)	(1,781,413)	(2,143,601)	(225)	(85)
Net increase (decrease) in net assets resulting from operations	(160)	(4,340,410)	(490)	6,692	(1,618,187)	(2,053,751)	(131)	(29)
Capital transactions:
Transfers of net premiums	12,312	877,085	36,551	86,528	382,060	283,028	4,069	10,957
Transfers due to death benefits	-	(152,376)	-	-	(15,256)	(69,862)	-	-
Transfers due to withdrawal of funds	(54)	(840,607)	(10)	(128,603)	(188,186)	(173,323)	-	-
Transfers due to policy loans, net of repayments	-	(272,579)	-	(186,617)	(55,427)	(100,300)	-	-
Transfers due to charges for administrative and insurance costs	(244)	(1,018,996)	(563)	(85,440)	(357,949)	(278,172)	(105)	(184)
Transfers between Divisions and to/from General Account	6	(33,534)	20,884	104,480	350,891	151,062	-	1,070
Net increase (decrease) in net assets resulting from capital transactions	12,020	(1,441,007)	56,862	(209,652)	116,133	(187,567)	3,964	11,843
Total increase (decrease)	11,860	(5,781,417)	56,372	(202,960)	(1,502,054)	(2,241,318)	3,833	11,814
NET ASSETS, at beginning of the year	-	33,489,182	-	2,766,523	11,859,082	12,199,405	-	-
NET ASSETS, at end of the year	$11,860	$27,707,765	$56,372	$2,563,563	$10,357,028	$9,958,087	$3,833	$11,814

See Notes to Financial Statements.

F-35

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	American		Black Rock	Black Rock	BNY Mellon	Delaware	Delaware VIP®	Delaware VIP®
	Funds®	Black Rock	Small Cap	Total Return	Mid Cap	Ivy VIP Science	Emerging	Small Cap
	IS New World	High Yield V.I.	Index V.I.	V.I.	Stock	and Technology	Markets	Value
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$122	$1,191	$1,361	$11	$3	$-	$130	$8
Expenses
Mortality and expense risk fees and administrative expense charges	20	90	332	2	1	6	61	8
Net investment income (loss)	102	1,101	1,029	9	2	(6)	69	-
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(46)	(101)	(165)	(59)	(194)	(888)	(149)	(231)
Realized gain distribution	39	-	1,231	-	145	459	-	108
Realized gain (loss)	(7)	(101)	1,066	(59)	(49)	(429)	(149)	(123)
Change in net unrealized appreciation/depreciation of investments	-	(93)	(2,098)	-	-	-	(4,162)	(78)
Net gain (loss) on investments	(7)	(194)	(1,032)	(59)	(49)	(429)	(4,311)	(201)
Net increase (decrease) in net assets resulting from operations	95	907	(3)	(50)	(47)	(435)	(4,242)	(201)
Capital transactions:
Transfers of net premiums	1,956	10,072	90,869	1,502	1,328	5,625	21,930	10,689
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	-	(7)	(8)	(1,420)	(1,254)	(5,076)	(4,968)	(2,622)
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(103)	(280)	(1,450)	(32)	(27)	(114)	(602)	(156)
Transfers between Divisions and to/from General Account	9,770	30,199	32,085	-	-	-	54,284	-
Net increase (decrease) in net assets resulting from capital transactions	11,623	39,984	121,496	50	47	435	70,644	7,911
Total increase (decrease)	11,718	40,891	121,493	-	-	-	66,402	7,710
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$11,718	$40,891	$121,493	$-	$-	$-	$66,402	$7,710

See Notes to Financial Statements.

F-36

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

							Fidelity®
	DFA	DFA	DFA	DWS		Fidelity®	VIP	Fidelity®
	VA International	U.S.Targeted	VIT Inflation-	Small Cap	Fidelity®	VIP	Extended	VIP
	Small	value	Protected	Index	Growth	Contrafund®	Market Index	Freedom 2025
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$1,110	$797	$1,387	$41,475	$21	$357,860	$1,828	$1,104
Expenses
Mortality and expense risk fees and administrative expense charges	89	134	37	18,583	17	330,485	224	166
Net investment income (loss)	1,021	663	1,350	22,892	4	27,375	1,604	938
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(103)	(21)	(14)	(15,681)	(23)	2,831,014	(118)	(95)
Realized gain distribution	756	4,719	-	780,177	387	3,384,098	2,411	-
Realized gain (loss)	653	4,698	(14)	764,496	364	6,215,112	2,293	(95)
Change in net unrealized appreciation/depreciation of investments	(879)	(5,189)	(2,204)	(1,907,917)	(844)	(30,144,246)	1,194	(3,593)
Net gain (loss) on investments	(226)	(491)	(2,218)	(1,143,421)	(480)	(23,929,134)	3,487	(3,688)
Net increase (decrease) in net assets resulting from operations	795	172	(868)	(1,120,529)	(476)	(23,901,759)	5,091	(2,750)
Capital transactions:
Transfers of net premiums	20,603	29,266	8,158	106,752	7,856	1,666,080	6,498	90,800
Transfers due to death benefits	-	-	-	(4,805)	-	(314,840)	-	-
Transfers due to withdrawal of funds	-	-	-	(44,305)	(39)	(1,815,113)	(12)	(272)
Transfers due to policy loans, net of repayments	-	-	-	(39,770)	-	(813,068)	-	-
Transfers due to charges for administrative and insurance costs	(508)	(770)	(209)	(103,348)	(178)	(2,191,135)	(567)	(1,840)
Transfers between Divisions and to/from General Account	21,627	31,337	9,173	(138,440)	10,149	18,773	143,163	8,903
Net increase (decrease) in net assets resulting from capital transactions	41,722	59,833	17,122	(223,916)	17,788	(3,449,303)	149,082	97,591
Total increase (decrease)	42,517	60,005	16,254	(1,344,445)	17,312	(27,351,062)	154,173	94,841
NET ASSETS, at beginning of the year	-	-	-	5,419,937	-	90,757,280	-	-
NET ASSETS, at end of the year	$42,517	$60,005	$16,254	$4,075,492	$17,312	$63,406,218	$154,173	$94,841

See Notes to Financial Statements.

F-37

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Fidelity®
	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Freedom 2030	Freedom 2035	Freedom 2040	Freedom 2045	Freedom 2050	Freedom 2055	Freedom 2060	Freedom 2065
	Division	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$54	$565	$714	$248	$152	$464	$164	$6
Expenses
Mortality and expense risk fees and administrative expense charges	9	87	89	66	42	59	31	1
Net investment income (loss)	45	478	625	182	110	405	133	5
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(52)	(285)	(256)	(1,513)	(921)	(353)	(553)	(4)
Realized gain distribution	-	6	9	3	2	55	58	1
Realized gain (loss)	(52)	(279)	(247)	(1,510)	(919)	(298)	(495)	(3)
Change in net unrealized appreciation/depreciation of investments	(163)	(1,626)	123	(162)	(144)	(897)	(325)	(15)
Net gain (loss) on investments	(215)	(1,905)	(124)	(1,672)	(1,063)	(1,195)	(820)	(18)
Net increase (decrease) in net assets resulting from operations	(170)	(1,427)	501	(1,490)	(953)	(790)	(687)	(13)
Capital transactions:
Transfers of net premiums	5,324	51,210	20,238	40,842	28,359	28,720	19,778	439
Transfers due to death benefits	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(660)	(666)	(6,714)	(21,008)	(12,652)	(2,899)	(7,210)	-
Transfers due to policy loans, net of repayments	-	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(106)	(1,024)	(745)	(851)	(564)	(631)	(393)	(9)
Transfers between Divisions and to/from General Account	116	199	53,032	5,947	116	11,348	690	9
Net increase (decrease) in net assets resulting from capital transactions	4,674	49,719	65,811	24,930	15,259	36,538	12,865	439
Total increase (decrease)	4,504	48,292	66,312	23,440	14,306	35,748	12,178	426
NET ASSETS, at beginning of the year	-	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$4,504	$48,292	$66,312	$23,440	$14,306	$35,748	$12,178	$426

See Notes to Financial Statements.

F-38

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

					Franklin	Goldman	Goldman	Goldman
	Fidelity®	Fidelity®	Fidelity®	Fidelity®	Small Cap	Sachs	Sachs	Sachs
	VIP	VIP	VIP	VIP	Value	Mid Cap	Small Cap	Strategic
	Freedom Income	Index 500	Index 500	International Index	VIP	Value	Equity Insights	Growth
	Division	Division	Division	Division	Division	Division	Division	Division
		(Initial Class)	(Service Class)
Investment income
Dividends	$26	$-	$4,877	$1,964	$40,880	$1,496	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	4	-	951	173	18,168	413	6	24,866
Net investment income (loss)	22	-	3,926	1,791	22,712	1,083	(6)	(24,866)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(10)	7	(777)	(305)	(178,275)	27	(146)	(17,555)
Realized gain distribution	-	-	-	-	771,463	32,167	-	1,054,770
Realized gain (loss)	(10)	7	(777)	(305)	593,188	32,194	(146)	1,037,215
Change in net unrealized appreciation/depreciation of investments	(78)	(2)	(11,237)	(4,678)	(1,105,042)	(18,339)	-	(3,628,060)
Net gain (loss) on investments	(88)	5	(12,014)	(4,983)	(511,854)	13,855	(146)	(2,590,845)
Net increase (decrease) in net assets resulting from operations	(66)	5	(8,088)	(3,192)	(489,142)	14,938	(152)	(2,615,711)
Capital transactions:
Transfers of net premiums	2,198	-	361,540	96,210	195,776	-	4,886	115,026
Transfers due to death benefits	-	-	-	-	(8,094)	-	-	(40,722)
Transfers due to withdrawal of funds	-	(5)	(112)	-	(47,257)	2	(4,634)	(67,474)
Transfers due to policy loans, net of repayments	-	-	-	-	(138,969)	-	-	(39,654)
Transfers due to charges for administrative and insurance costs	(43)	-	(5,462)	(1,664)	(134,559)	(523)	(100)	(175,125)
Transfers between Divisions and to/from General Account	84	-	59,344	-	(283,842)	195,514	-	491,928
Net increase (decrease) in net assets resulting from capital transactions	2,239	(5)	415,310	94,546	(416,945)	194,993	152	283,979
Total increase (decrease)	2,173	-	407,222	91,354	(906,087)	209,931	-	(2,331,732)
NET ASSETS, at beginning of the year	-	-	-	-	5,020,912	-	-	7,767,679
NET ASSETS, at end of the year	$2,173	$-	$407,222	$91,354	$4,114,825	$209,931	$-	$5,435,947

See Notes to Financial Statements.

F-39

C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Investment income
Dividends	$-	$-	$106,061	$-	$12,340	$-	$-	$-
Expenses
Mortality and expense risk fees and administrative expense charges	16,905	237,970	11,431	275,257	2,432	247,497	31,727	4,825
Net investment income (loss)	(16,905)	(237,970)	94,630	(275,257)	9,908	(247,497)	(31,727)	(4,825)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(175,061)	984,694	(16,094)	2,000,743	1,305	1,536,357	(181,084)	14,724
Realized gain distribution	787,498	17,997,326	1,653	16,184,734	80,959	8,792,195	-	147,171
Realized gain (loss)	612,437	18,982,020	(14,441)	18,185,477	82,264	10,328,552	(181,084)	161,895
Change in net unrealized appreciation/depreciation of investments	(2,087,115)	(39,461,914)	(513,244)	(42,806,127)	(103,115)	(32,163,882)	(730,627)	(330,410)
Net gain (loss) on investments	(1,474,678)	(20,479,894)	(527,685)	(24,620,650)	(20,851)	(21,835,330)	(911,711)	(168,515)
Net increase (decrease) in net assets resulting from operations	(1,491,583)	(20,717,864)	(433,055)	(24,895,907)	(10,943)	(22,082,827)	(943,438)	(173,340)
Capital transactions:
Transfers of net premiums	105,217	1,540,963	121,281	1,608,478	29,037	1,702,593	370,517	24,776
Transfers due to death benefits	-	(363,046)	(880)	(303,996)	(827)	(329,229)	(13,678)	(847)
Transfers due to withdrawal of funds	(87,307)	(977,334)	(17,751)	(1,291,050)	(2,446)	(1,207,345)	(128,319)	(7,641)
Transfers due to policy loans, net of repayments	(23,259)	(875,706)	(10,833)	(606,117)	(3,497)	(735,247)	(153,061)	(9,192)
Transfers due to charges for administrative and insurance costs	(144,289)	(1,746,061)	(101,043)	(1,645,783)	(30,830)	(1,647,369)	(327,470)	(42,613)
Transfers between Divisions and to/from General Account	(56,714)	410,213	41,372	105,161	40,321	638,649	49,029	(32,273)
Net increase (decrease) in net assets resulting from capital transactions	(206,352)	(2,010,971)	32,146	(2,133,307)	31,758	(1,577,948)	(202,982)	(67,790)
Total increase (decrease)	(1,697,935)	(22,728,835)	(400,909)	(27,029,214)	20,815	(23,660,775)	(1,146,420)	(241,130)
NET ASSETS, at beginning of the year	5,445,291	67,562,853	3,005,336	80,082,095	625,298	69,283,191	8,063,814	1,300,387
NET ASSETS, at end of the year	$3,747,356	$44,834,018	$2,604,427	$53,052,881	$646,113	$45,622,416	$6,917,394	$1,059,257

See Notes to Financial Statements.

F-40

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Investment income
Dividends	$227,088	$-	$-	$39,877	$37,008	$118,310	$4	$17
Expenses
Mortality and expense risk fees and administrative expense charges	69,516	153	6,496	19,309	85,033	51,202	1	2
Net investment income (loss)	157,572	(153)	(6,496)	20,568	(48,025)	67,108	3	15
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	138,502	(250)	34,424	73,972	90,923	400,155	(160)	(316)
Realized gain distribution	5,853,249	9,700	526,741	120,744	2,956,740	1,239,314	111	263
Realized gain (loss)	5,991,751	9,450	561,165	194,716	3,047,663	1,639,469	(49)	(53)
Change in net unrealized appreciation/depreciation of investments	(9,889,522)	(16,746)	(1,333,057)	(1,019,597)	(11,843,379)	(4,346,218)	-	-
Net gain (loss) on investments	(3,897,771)	(7,296)	(771,892)	(824,881)	(8,795,716)	(2,706,749)	(49)	(53)
Net increase (decrease) in net assets resulting from operations	(3,740,199)	(7,449)	(778,388)	(804,313)	(8,843,741)	(2,639,641)	(46)	(38)
Capital transactions:
Transfers of net premiums	423,308	58,856	53,132	88,994	407,171	339,074	1,109	1,617
Transfers due to death benefits	(201,388)	-	(118)	(32,541)	(5,812)	(33,728)	-	-
Transfers due to withdrawal of funds	(179,814)	-	(23,860)	(25,210)	(444,697)	(109,140)	(1,040)	(1,545)
Transfers due to policy loans, net of repayments	(318,062)	-	(7,020)	(32,650)	(251,444)	(105,204)	-	-
Transfers due to charges for administrative and insurance costs	(427,180)	(1,504)	(82,207)	(125,214)	(515,317)	(266,922)	(23)	(34)
Transfers between Divisions and to/from General Account	101,485	-	19,916	20,831	80,032	72,989	-	-
Net increase (decrease) in net assets resulting from capital transactions	(601,651)	57,352	(40,157)	(105,790)	(730,067)	(102,931)	46	38
Total increase (decrease)	(4,341,850)	49,903	(818,545)	(910,103)	(9,573,808)	(2,742,572)	-	-
NET ASSETS, at beginning of the year	18,399,746	-	1,959,176	4,769,561	26,341,966	13,413,815	-	-
NET ASSETS, at end of the year	$14,057,896	$49,903	$1,140,631	$3,859,458	$16,768,158	$10,671,243	$-	$-

See Notes to Financial Statements.

F-41

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Investment income
Dividends	$58	$111	$1,517	$50	$-	$1,932	$696	$682
Expenses
Mortality and expense risk fees and administrative expense charges	9	23	903	11	6,049	223	72	74
Net investment income (loss)	49	88	614	39	(6,049)	1,709	624	608
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(87)	(2)	11,747	(31)	5,137	(137)	(16)	(66)
Realized gain distribution	253	618	29,073	419	385,217	8,234	4,712	35,032
Realized gain (loss)	166	616	40,820	388	390,354	8,097	4,696	34,966
Change in net unrealized appreciation/depreciation of investments	(697)	(142)	(88,117)	(514)	(888,310)	(6,294)	(4,406)	(36,095)
Net gain (loss) on investments	(531)	474	(47,297)	(126)	(497,956)	1,803	290	(1,129)
Net increase (decrease) in net assets resulting from operations	(482)	562	(46,683)	(87)	(504,005)	3,512	914	(521)
Capital transactions:
Transfers of net premiums	3,674	-	10,786	7,049	27,828	138,136	-	-
Transfers due to death benefits	-	-	(1,025)	-	(138)	-	-	-
Transfers due to withdrawal of funds	-	(1)	(8,622)	(22)	(16,429)	(1)	-	-
Transfers due to policy loans, net of repayments	-	-	(3,870)	-	(7,582)	-	-	-
Transfers due to charges for administrative and insurance costs	(86)	(34)	(8,622)	(141)	(34,798)	(1,909)	(81)	(374)
Transfers between Divisions and to/from General Account	3,909	13,180	(31,039)	(28)	(24,363)	27,288	31,412	142,078
Net increase (decrease) in net assets resulting from capital transactions	7,497	13,145	(42,392)	6,858	(55,482)	163,514	31,331	141,704
Total increase (decrease)	7,015	13,707	(89,075)	6,771	(559,487)	167,026	32,245	141,183
NET ASSETS, at beginning of the year	-	-	276,832	-	1,713,165	-	-	-
NET ASSETS, at end of the year	$7,015	$13,707	$187,757	$6,771	$1,153,678	$167,026	$32,245	$141,183

See Notes to Financial Statements.

F-42

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Investment income
Dividends	$2,052	$3,571	$251,163	$-	$178	$156	$670,494	$679,700
Expenses
Mortality and expense risk fees and administrative expense charges	5	210	80,678	23,160	10	9	204,911	239,680
Net investment income (loss)	2,047	3,361	170,485	(23,160)	168	147	465,583	440,020
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(3,215)	(163)	17,733	(23,987)	(2)	(6)	1,099,635	1,952,433
Realized gain distribution	372	6,957	336,323	977,529	376	-	4,481,929	3,339,913
Realized gain (loss)	(2,843)	6,794	354,056	953,542	374	(6)	5,581,564	5,292,346
Change in net unrealized appreciation/depreciation of investments	-	(11,828)	(4,126,816)	(3,948,355)	(565)	(305)	(8,353,934)	(17,701,256)
Net gain (loss) on investments	(2,843)	(5,034)	(3,772,760)	(2,994,813)	(191)	(311)	(2,772,370)	(12,408,910)
Net increase (decrease) in net assets resulting from operations	(796)	(1,673)	(3,602,275)	(3,017,973)	(23)	(164)	(2,306,787)	(11,968,890)
Capital transactions:
Transfers of net premiums	6,816	87,462	667,192	182,251	-	4,070	1,543,400	1,154,865
Transfers due to death benefits	-	-	(327,124)	(53,287)	-	-	(237,930)	(267,907)
Transfers due to withdrawal of funds	(6,180)	-	(212,118)	(24,052)	-	-	(962,934)	(2,702,962)
Transfers due to policy loans, net of repayments	-	-	(88,098)	(61,164)	-	-	(372,428)	(619,173)
Transfers due to charges for administrative and insurance costs	(157)	(1,489)	(855,499)	(176,092)	(11)	(105)	(1,762,499)	(1,402,928)
Transfers between Divisions and to/from General Account	317	7,221	37,319	(162,046)	4,333	-	193,525	804,939
Net increase (decrease) in net assets resulting from capital transactions	796	93,194	(778,328)	(294,390)	4,322	3,965	(1,598,866)	(3,033,166)
Total increase (decrease)	-	91,521	(4,380,603)	(3,312,363)	4,299	3,801	(3,905,653)	(15,002,056)
NET ASSETS, at beginning of the year	-	-	21,565,470	7,706,004	-	-	45,209,185	64,913,639
NET ASSETS, at end of the year	$-	$91,521	$17,184,867	$4,393,641	$4,299	$3,801	$41,303,532	$49,911,583

See Notes to Financial Statements.

F-43

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
Investment income
Dividends	$1,152	$247	$4,099	$154	$908	$39,002	$-	$266,618
Expenses
Mortality and expense risk fees and administrative expense charges	84	16	327	3	137	7,151	59	36,618
Net investment income (loss)	1,068	231	3,772	151	771	31,851	(59)	230,000
Net realized and unrealized gain (loss)on investments
Realized gain (loss) on sale of fund shares	(158)	(105)	(192)	(228)	(18)	(10,751)	(149)	(56,634)
Realized gain distribution	2,145	11,189	16,941	-	6,912	109,663	904	89,215
Realized gain (loss)	1,987	11,084	16,749	(228)	6,894	98,912	755	32,581
Change in net unrealized appreciation/depreciation of investments	(1,695)	(10,654)	(17,751)	-	(2,900)	(353,028)	(2,142)	(1,751,812)
Net gain (loss) on investments	292	430	(1,002)	(228)	3,994	(254,116)	(1,387)	(1,719,231)
Net increase (decrease) in net assets resulting from operations	1,360	661	2,770	(77)	4,765	(222,265)	(1,446)	(1,489,231)
Capital transactions:
Transfers of net premiums	28,964	965	670	2,137	-	111,903	12,107	305,056
Transfers due to death benefits	-	-	-	-	-	(1,647)	-	(5,578)
Transfers due to withdrawal of funds	-	(63)	(623)	(2,015)	-	(9,275)	(52)	(195,346)
Transfers due to policy loans, net of repayments	-	-	-	-	-	(16,048)	-	(52,461)
Transfers due to charges for administrative and insurance costs	(626)	(66)	(380)	(45)	(154)	(101,219)	(440)	(434,268)
Transfers between Divisions and to/from General Account	22,678	14,992	143,161	-	59,034	18,125	28,430	213,513
Net increase (decrease) in net assets resulting from capital transactions	51,016	15,828	142,828	77	58,880	1,839	40,045	(169,084)
Total increase (decrease)	52,376	16,489	145,598	-	63,645	(220,426)	38,599	(1,658,315)
NET ASSETS, at beginning of the year	-	-	-	-	-	1,598,174	-	9,722,049
NET ASSETS, at end of the year	$52,376	$16,489	$145,598	$-	$63,645	$1,377,748	$38,599	$8,063,734

See Notes to Financial Statements.

F-44

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
Investment income
Dividends	$8,399	$-	$1,249	$138	$109,110	$-	$3	$117
Expenses
Mortality and expense risk fees and administrative expense charges	6,347	140	81	9	69,531	31,789	1	19
Net investment income (loss)	2,052	(140)	1,168	129	39,579	(31,789)	2	98
Net realized and unrealized gain (loss)on investments
Realized gain (loss) on sale of fund shares	16,788	(5,269)	(15)	(3)	93,786	(218,775)	(85)	(102)
Realized gain distribution	-	20,133	3,424	-	1,826,585	2,021,936	72	-
Realized gain (loss)	16,788	14,864	3,409	(3)	1,920,371	1,803,161	(13)	(102)
Change in net unrealized appreciation/depreciation of investments	(255,502)	(13,458)	(4,210)	(120)	(4,867,488)	(3,735,253)	-	(429)
Net gain (loss) on investments	(238,714)	1,406	(801)	(123)	(2,947,117)	(1,932,092)	(13)	(531)
Net increase (decrease) in net assets resulting from operations	(236,662)	1,266	367	6	(2,907,538)	(1,963,881)	(11)	(433)
Capital transactions:
Transfers of net premiums	84,613	64,902	2	4,069	395,598	177,003	278	9,963
Transfers due to death benefits	(1,666)	-	-	-	(85,970)	(46,413)	-	-
Transfers due to withdrawal of funds	(8,795)	(11,936)	-	-	(303,913)	(82,566)	(261)	-
Transfers due to policy loans, net of repayments	(36,584)	-	-	-	(114,716)	(46,223)	-	-
Transfers due to charges for administrative and insurance costs	(80,767)	(862)	(91)	(108)	(423,199)	(189,535)	(6)	(195)
Transfers between Divisions and to/from General Account	12,936	-	35,745	-	4,781	382,586	-	(262)
Net increase (decrease) in net assets resulting from capital transactions	(30,263)	52,104	35,656	3,961	(527,419)	194,852	11	9,506
Total increase (decrease)	(266,925)	53,370	36,023	3,967	(3,434,957)	(1,769,029)	-	9,073
NET ASSETS, at beginning of the year	1,930,357	-	-	-	18,003,983	8,407,549	-	-
NET ASSETS, at end of the year	$1,663,432	$53,370	$36,023	$3,967	$14,569,026	$6,638,520	$-	$9,073

See Notes to Financial Statements.

F-45

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
Investment income
Dividends	$100,889	$466	$46	$211	$5	$-	$138,853	$-
Expenses
Mortality and expense risk fees and administrative expense charges	35,273	76	2	21	1	21,892	32,545	281,166
Net investment income (loss)	65,616	390	44	190	4	(21,892)	106,308	(281,166)
Net realized and unrealized gain (loss)on investments
Realized gain (loss) on sale of fund shares	26	(87)	-	(2)	(2)	337,983	8,153	771,344
Realized gain distribution	-	333	-	-	1	213,328	376,014	1,714,190
Realized gain (loss)	26	246	-	(2)	(1)	551,311	384,167	2,485,534
Change in net unrealized appreciation/depreciation of investments	(26)	16	(93)	(643)	(9)	(3,071,983)	(803,983)	(19,208,682)
Net gain (loss) on investments	-	262	(93)	(645)	(10)	(2,520,672)	(419,816)	(16,723,148)
Net increase (decrease) in net assets resulting from operations	65,616	652	(49)	(455)	(6)	(2,542,564)	(313,508)	(17,004,314)
Capital transactions:
Transfers of net premiums	2,948,416	32,673	-	2	433	116,468	208,517	1,242,474
Transfers due to death benefits	(1,441)	-	-	-	-	(4,899)	(15,544)	(259,141)
Transfers due to withdrawal of funds	(515,125)	-	(1)	(1)	-	(65,959)	(75,784)	(1,588,111)
Transfers due to policy loans, net of repayments	(99,716)	-	-	-	-	(56,978)	(130,499)	(877,660)
Transfers due to charges for administrative and insurance costs	(646,511)	(869)	(4)	(35)	(10)	(146,365)	(292,864)	(1,759,993)
Transfers between Divisions and to/from General Account	(1,614,005)	39,169	1,625	14,081	32	(70,031)	745,086	187,862
Net increase (decrease) in net assets resulting from capital transactions	71,618	70,973	1,620	14,047	455	(227,764)	438,912	(3,054,569)
Total increase (decrease)	137,234	71,625	1,571	13,592	449	(2,770,328)	125,404	(20,058,883)
NET ASSETS, at beginning of the year	8,229,386	-	-	-	-	6,779,214	7,109,686	74,689,436
NET ASSETS, at end of the year	$8,366,620	$71,625	$1,571	$13,592	$449	$4,008,886	$7,235,090	$54,630,553

See Notes to Financial Statements.

F-46

 C. M. Life Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2022

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Investment income
Dividends	$113,202	$-	$27	$467	$-	$1,445	$38	$-
Expenses
Mortality and expense risk fees and administrative expense charges	15,698	11	30	261	118	571	56	95
Net investment income (loss)	97,504	(11)	(3)	206	(118)	874	(18)	(95)
Net realized and unrealized gain (loss)on investments
Realized gain (loss) on sale of fund shares	(52,403)	(75)	(318)	(351)	(63)	(481)	(129)	(1)
Realized gain distribution	-	-	137	5,046	-	6,142	86	-
Realized gain (loss)	(52,403)	(75)	(181)	4,695	(63)	5,661	(43)	(1)
Change in net unrealized appreciation/depreciation of investments	(362,467)	105	(74)	(12,385)	(280)	1,623	(2,210)	(77)
Net gain (loss) on investments	(414,870)	30	(255)	(7,690)	(343)	7,284	(2,253)	(78)
Net increase (decrease) in net assets resulting from operations	(317,366)	19	(258)	(7,484)	(461)	8,158	(2,271)	(173)
Capital transactions:
Transfers of net premiums	128,475	5,582	12,180	58,856	27,078	158,911	18,963	38,390
Transfers due to death benefits	(22,365)	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(30,791)	(1,407)	-	-	(8)	1	(967)	-
Transfers due to policy loans, net of repayments	(71,104)	-	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(118,447)	(137)	(241)	(1,502)	(690)	(2,547)	(396)	(263)
Transfers between Divisions and to/from General Account	219,778	-	(858)	-	30,295	-	5,119	-
Net increase (decrease) in net assets resulting from capital transactions	105,546	4,038	11,081	57,354	56,675	156,365	22,719	38,127
Total increase (decrease)	(211,820)	4,057	10,823	49,870	56,214	164,523	20,448	37,954
NET ASSETS, at beginning of the year	4,092,397	-	-	-	-	-	-	-
NET ASSETS, at end of the year	$3,880,577	$4,057	$10,823	$49,870	$56,214	$164,523	$20,448	$37,954

See Notes to Financial Statements.

F-47

 C. M. Life Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Variable Life Separate Account I (“the Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on February 2, 1995. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life was formerly a wholly owned stock life insurance subsidiary of Connecticut Mutual Life Insurance Company (“CML”). On February 29, 1996, CML merged with and into Massachusetts Mutual Life Insurance Company (“MassMutual”). Upon the merger, CML’s existence ceased and MassMutual became the surviving company under the name Massachusetts Mutual Life Insurance Company. C.M. Life became a wholly owned subsidiary of MassMutual.

C.M. Life maintains the following five segments within the Separate Account: C.M. Life Electrum SelectSM, Executive Benefit Variable Universal Life, Survivorship Variable Universal Life, Variable Universal Life and Survivorship Variable Universal Life II.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising from any other C.M. Life business.

F-48

 Notes To Financial Statements (Continued)

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2023, the Separate Account consists of one hundred and sixty-one divisions that invest in the following mutual funds. All of the divisions may not be available to all of the five segments of the Separate Account:

The division listed in the first
Divisions	column invests in the fund in this column
American Century VP Capital Appreciation Division	American Century VP Capital Appreciation Fund [1]
American Century VP Disciplined Core Value Division	American Century VP Disciplined Core Value Fund [1]
American Century VP Inflation Protection Division	American Century VP Inflation Protection Fund [1,28]
American Century VP International Division	American Century VP International Fund [1]
American Century VP Value Division	American Century VP Value Fund [1]
American Funds Insurance Series® American High Income Bond Division	American Funds Insurance Series® American High Income Bond Trust® [2,28]
American Funds Insurance Series® Asset Allocation Division (Class 1)	American Funds Insurance Series® Asset Allocation Fund (Class 1) [2,27]
American Funds Insurance Series® Asset Allocation Division (Class 2)	American Funds Insurance Series® Asset Allocation Fund (Class 2) [2]
American Funds Insurance Series® Capital World Bond Division	American Funds Insurance Series® Capital World Bond Fund® [2,28]
American Funds Insurance Series® Capital World Growth and Income Division	American Funds Insurance Series® Capital World Growth and Income Fund® [2,27]
American Funds Insurance Series® Global Growth Division	American Funds Insurance Series® Global Growth Fund [2]
American Funds Insurance Series® Global Small Capitalization Division	American Funds Insurance Series® Global Small Capitalization Fund [2,28]
American Funds Insurance Series® Growth-Income Division (Class 1A)	American Funds Insurance Series® Growth-Income Fund (Class 1A) [2,28]
American Funds Insurance Series® Growth-Income Division (Class 2)	American Funds Insurance Series® Growth-Income Fund (Class 2) [2]
American Funds Insurance Series® International Growth and Income Division	American Funds Insurance Series® International Growth and Income Fund [2,27]
American Funds Insurance Series® New World Division	American Funds Insurance Series® New World Fund® [2]
American Funds Insurance Series® The Bond Fund of America Division	American Funds Insurance Series® The Bond Fund of America® [2,28]
American Funds Insurance Series® U.S. Government Securities Division	American Funds Insurance Series® U.S. Government Securities Fund [2,28]
American Funds Insurance Series® Washington Mutual Investors Division	American Funds Insurance Series® Washington Mutual Investors FundsSM 2, 27
BlackRock Basic Value V.I. Division	BlackRock Basic Value V.I. Fund [24,28]
BlackRock High Yield V.I. Division	BlackRock High Yield V.I. Fund [24]
BlackRock Small Cap Index V.I. Division	BlackRock Small Cap Index V.I. Fund [24]
BlackRock Total Return V.I. Division	BlackRock Total Return V.I. Fund [24,28]
BNY Mellon MidCap Stock Division	BNY Mellon MidCap Stock Portfolio [25]
Delaware Ivy VIP Asset Strategy Division	Delaware Ivy VIP Asset Strategy [26,28]
Delaware Ivy VIP Science and Technology Division	Delaware Ivy VIP Science and Technology [26]
Delaware VIP® Emerging Markets Division	Delaware VIP® Emerging Markets Series [26]
Delaware VIP® Small Cap Value Division	Delaware VIP® Small Cap Value Series [26]
DFA VA Global Bond Division	DFA VA Global Bond Portfolio [15,28]
DFA VA International Small Division	DFA VA International Small Portfolio [15]
DFA VA U.S. Large Value Division	DFA VA U.S. Large Value Portfolio [15,28]
F-49

 Notes To Financial Statements (Continued)

DFA VA U.S. Targeted Value Division	DFA VA U.S. Targeted Value Portfolio [15]
DFA VIT Inflation-Protected Securities Division	DFA VIT Inflation-Protected Securities Portfolio [15]
DWS Small Cap Index Division	DWS Small Cap Index VIP [3]
Eaton Vance VT Floating-Rate Income Division	Eaton Vance VT Floating-Rate Income Fund [12,27]
Fidelity® VIP Bond Index Division	Fidelity® VIP Bond Index Portfolio [4,27]
Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio [4]
Fidelity® VIP Extended Market Index Division	Fidelity® VIP Extended Market Index Portfolio [4]
Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2020 Portfolio [4,27]
Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2025 Portfolio [4]
Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2030 Portfolio [4]
Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2035 Portfolio [4]
Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2040 Portfolio [4]
Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2045 Portfolio [4]
Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2050 Portfolio [4]
Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2055 Portfolio [4]
Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2060 Portfolio [4]
Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom 2065 Portfolio [4]
Fidelity® VIP Freedom Income Division	Fidelity® VIP Freedom Income Portfolio [4]
Fidelity® VIP Government Money Market Division	Fidelity® VIP Government Money Market Portfolio [4,5]
Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]
Fidelity® VIP High Income Division	Fidelity® VIP High Income Portfolio [4,5]
Fidelity® VIP Index 500 Division (Initial Class)	Fidelity® VIP Index 500 Portfolio (Initial Class) [4]
Fidelity® VIP Index 500 Division (Service Class)	Fidelity® VIP Index 500 Portfolio (Service Class) [4]
Fidelity® VIP International Index Division	Fidelity® VIP International Index Portfolio [4]
Fidelity® VIP Overseas Division	Fidelity® VIP Overseas Portfolio [4,27]
Fidelity® VIP Real Estate Division	Fidelity® VIP Real Estate Portfolio [4,28]
Fidelity® VIP Total Market Index Division	Fidelity® VIP Total Market Index Portfolio [4,28]
Franklin Mutual Global Discovery VIP Division	Franklin Mutual Global Discovery VIP Fund [6,28]
Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [6]
Franklin Strategic Income VIP Division	Franklin Strategic Income VIP Fund [6,27]
Goldman Sachs Core Fixed Income Division	Goldman Sachs Core Fixed Income Fund [7,27]
Goldman Sachs International Equity Insights Division	Goldman Sachs International Equity Insights Fund [7,27]
Goldman Sachs Mid Cap Growth Division [18]	Goldman Sachs Mid Cap Growth Fund [7,18,27]
Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [7]
Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Small Cap Equity Insights Fund [7,28]
Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [7]
Invesco Oppenheimer V.I. International Growth Division	Invesco Oppenheimer V.I. International Growth Fund [8]
Invesco V.I. American Franchise Division	Invesco V.I. American Franchise Fund [8,28]
Invesco V.I. Capital Appreciation Division	Invesco V.I. Capital Appreciation Fund [8]
Invesco V.I. Comstock Division	Invesco V.I. Comstock Fund [8,28]
Invesco V.I. Conservative Balanced Division	Invesco V.I. Conservative Balanced Fund [5,8]
Invesco V.I. Core Plus Bond Division	Invesco V.I. Core Plus Bond Fund [8,19]
Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Discovery Mid Cap Growth Fund [5,8]
Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]
Invesco V.I. EQV International Equity Division[21]	Invesco V.I. EQV International Equity Fund [8,21,28]
F-50

 Notes To Financial Statements (Continued)

Invesco V.I. Global Division	Invesco V.I. Global Fund [8]
Invesco V.I. Global Real Estate Division	Invesco V.I. Global Real Estate Fund [8,27]
Invesco V.I. Global Strategic Income Division	Invesco V.I. Global Strategic Income Fund [8]
Invesco V.I. Health Care Division	Invesco V.I. Health Care Fund [8]
Invesco V.I. Main Street Division	Invesco V.I. Main Street Fund® [8]
Invesco V.I. Small Cap Equity Division	Invesco V.I. Small Cap Equity Fund [8]
Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]
Janus Henderson Balanced Division	Janus Henderson Balanced Portfolio [9]
Janus Henderson Forty Division	Janus Henderson Forty Portfolio [9]
Janus Henderson Global Research Division	Janus Henderson Global Research Portfolio [9]
Lord Abbett Mid Cap Stock Division	Lord Abbett Mid Cap Stock Portfolio [23,28]
MFS® Blended Research® Core Equity Division	MFS® Blended Research® Core Equity Portfolio [10,28]
MFS® Global Real Estate Division	MFS® Global Real Estate Portfolio [10]
MFS® Government Securities Division	MFS® Government Securities Portfolio [10,28]
MFS® Growth Series Division	MFS® Growth Series Portfolio [10,27]
MFS® International Intrinsic Value Division	MFS® International Intrinsic Value Portfolio [10]
MFS® Investors Trust Division	MFS® Investors Trust Portfolio [10]
MFS® Mid Cap Value Division	MFS® Mid Cap Value Portfolio [10]
MFS® New Discovery Division	MFS® New Discovery Portfolio [10]
MFS® Utilities Division	MFS® Utilities Portfolio [10,28]
MFS® Value Division	MFS® Value Portfolio [10]
MML Aggressive Allocation Division	MML Aggressive Allocation Fund [11]
MML American Funds Core Allocation Division	MML American Funds Core Allocation Fund [11,28]
MML American Funds Growth Division	MML American Funds Growth Fund [11]
MML Balanced Allocation Division	MML Balanced Allocation Fund [11]
MML Blend Division	MML Blend Fund [11]
MML Blue Chip Growth Division	MML Blue Chip Growth Fund [11]
MML Conservative Allocation Division	MML Conservative Allocation Fund [11]
MML Dynamic Bond Division	MML Dynamic Bond Fund [11]
MML Equity Division	MML Equity Fund [11]
MML Equity Income Division	MML Equity Income Fund [11,27]
MML Equity Index Division	MML Equity Index Fund [11]
MML Focused Equity Division	MML Focused Equity Fund [11,27]
MML Foreign Division	MML Foreign Fund [11]
MML Fundamental Equity Division	MML Fundamental Equity Fund [11,28]
MML Fundamental Value Division	MML Fundamental Value Fund [11,28]
MML Global Division	MML Global Fund [11]
MML Growth Allocation Division	MML Growth Allocation Fund [11]
MML High Yield Division	MML High Yield Fund [11]
MML Income & Growth Division	MML Income & Growth Fund [11]
MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [11]
MML International Equity Division	MML International Equity Fund [11,28]
MML Large Cap Growth Division	MML Large Cap Growth Fund [11]
F-51

 Notes To Financial Statements (Continued)

MML Managed Bond Division	MML Managed Bond Fund [11]
MML Managed Volatility Division	MML Managed Volatility Fund [11]
MML Mid Cap Growth Division	MML Mid Cap Growth Fund [11]
MML Mid Cap Value Division	MML Mid Cap Value Fund [11,27]
MML Moderate Allocation Division	MML Moderate Allocation Fund [11]
MML Short-Duration Bond Division	MML Short-Duration Bond Fund [11]
MML Small Cap Equity Division	MML Small Cap Equity Fund [11]
MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [11]
MML Small Company Value Division	MML Small Company Value Fund [11,28]
MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [11]
MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [11,27]
MML Sustainable Equity Division [22]	MML Sustainable Equity Fund [11,22,28]
MML Total Return Bond Division	MML Total Return Bond Fund [11]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund [11]
PIMCO All Asset Division	PIMCO All Asset Portfolio [16,28]
PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio [16,28]
PIMCO Emerging Markets Bond Division	PIMCO Emerging Markets Bond Portfolio [16,28]
PIMCO Global Bond Opportunities Division (Unhedged)	PIMCO Global Bond Opportunities Portfolio (Unhedged) [16]
PIMCO High Yield Division	PIMCO High Yield Portfolio [16,27]
PIMCO Long-Term U.S. Government Division	PIMCO Long-Term U.S. Government Portfolio[16,28]
PIMCO Real Return Division	PIMCO Real Return Portfolio [16]
PIMCO Total Return Division	PIMCO Total Return Portfolio [16]
T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Fund [13]
T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Fund [13]
T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Fund [13]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Fund [13]
Templeton Foreign VIP Division	Templeton Foreign VIP Fund [14]
Templeton Global Bond VIP Division	Templeton Global Bond VIP Fund [14]
TOPS® Aggressive Growth ETF Division	TOPS® Aggressive Growth ETF Portfolio [20,28]
TOPS® Balanced ETF Division	TOPS® Balanced ETF Portfolio [20,28]
TOPS® Conservative ETF Division	TOPS® Conservative ETF Portfolio [20,28]
TOPS® Growth ETF Division	TOPS® Growth ETF Portfolio [20,28]
TOPS® Moderate Growth ETF Division	TOPS® Moderate Growth ETF Portfolio [20,28]
Vanguard VIF Balanced Division	Vanguard VIF Balanced Portfolio [17]
Vanguard VIF Capital Growth Division	Vanguard VIF Capital Growth Portfolio [17]
Vanguard VIF Diversified Value Division	Vanguard VIF Diversified Value Portfolio [17]
Vanguard VIF Equity Income Division	Vanguard VIF Equity Income Portfolio [17]
Vanguard VIF Growth Division	Vanguard VIF Growth Portfolio [17,27]
Vanguard VIF High-Yield Bond Division	Vanguard VIF High-Yield Bond Portfolio [17,28]
Vanguard VIF International Division	Vanguard VIF International Portfolio [17,27]
Vanguard VIF Real Estate Index Division	Vanguard VIF Real Estate Index Portfolio [17]
Vanguard VIF Short-Term Investment-Grade Division	Vanguard VIF Short-Term Investment-Grade Portfolio [17]
F-52

 Notes To Financial Statements (Continued)

In addition to the one hundred and sixty-one divisions, some policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.

1 American Century Investment Management, Inc. is the investment adviser to this Fund.

2 Capital Research and Management Company is the investment adviser to this Fund.

3 DWS Investment Management Americas, Inc. is the investment adviser to this Fund.

4 Fidelity Management & Research Company is the investment adviser to this Portfolio.

5 This sub-account/division/portfolio did not have any investment or unit activity from 2019 to 2023.

6 Franklin Mutual Advisers, LLC is the investment adviser to this Fund.

7 Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.

8 Invesco Advisers, Inc. is the investment adviser to this Fund.

9 Janus Capital Management LLC is the investment adviser to this Portfolio.

10 Massachusetts Financial Services Company is the investment adviser to this Series.

11 MML Investment Advisers, LLC is the investment advisor to this Fund.

12 Eaton Vance Management is the investment adviser to this Fund.

13 T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.

14 Templeton Investment Counsel, LLC is the investment adviser to this Fund.

15 DFA Investment Dimensions Group Inc is the investment adviser to this Series.

16 Pacific Investment Management Company LLC is the investment adviser to this Fund.

17 The Vanguard Group, Inc. is the investment adviser to this Fund.

18 Prior to April 29, 2022, known as Goldman Sachs Growth Opportunities Division/Fund.

19 After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond Fund to Invesco V.I. Core Plus Bond Fund.

20 ValMark Advisers, Inc. is the investment adviser to this Fund.

21 Prior to April 29, 2022, known as Invesco V.I. International Growth Division/Fund.

22 Prior to May 1, 2022, known as MML Growth & Income Division/Fund (Initial Class).

23 Lord, Abbett & Co. LLC is the investment adviser to this Fund.

24 BlackRock Advisors, LLC is the investment adviser to this Fund.

25 BNY Mellon Investment Adviser, Inc. is the investment adviser to this Portfolio.

26 Delaware Management Company is the investment adviser to this Series.

27 This sub-account/division/portfolio did not have any investment or unit activity in 2021 and 2022.

28 This sub-account/division/portfolio did not have any investment or unit activity from 2021 to 2023.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. C.M. Life Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation
Investments in the underlying funds held by each division/sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.
F-53

 Notes To Financial Statements (Continued)

B.	Accounting for Investments
Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes
C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Policy Charges
See Note 8B for charges associated with the policies.

E.	Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans
When a policy loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 1% to 8% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 1% to 3% of the loan or the policy loan rate less the loan interest rate expense charge.

G.	Life Reserves
Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2017 CSO mortality table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs
F-54

 Notes To Financial Statements (Continued)

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2023. There have been no transfers between levels for the year ended December 31, 2023.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements
Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”) serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to C.M. Life
Certain fees such as mortality and expense fees are charges paid between the General Account and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.
F-55

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2023 were as follows:

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Capital World Growth and Income Division	American Funds Insurance Series® Global Growth Division
2023					(Class 1)	(Class 2)
Cost of purchases	$128,026	$888,710	$108,225	$497,377	$23,339	$1,064,913	$59,009	$57,075
Proceeds from sales	(4,654)	(1,613,736)	(23,527)	(214,462)	(653)	(1,194,105)	(1,344)	(22,790)

	American Funds Insurance Series® Growth-Income Division	American Funds Insurance Series® International Growth and Income Division	American Funds Insurance Series® New World Division	American Funds Insurance Series® The Bond Fund of America Division	American Funds Insurance Series® Washington Mutual Investors Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	BNY Mellon MidCap Stock Division
2023 (Continued)	(Class 2)
Cost of purchases	$984,782	$33,547	$4,244	$23,941	$13,550	$63,497	$130,643	$82,874
Proceeds from sales	(819,408)	(990)	(381)	(818)	(2,731)	(12,654)	(20,773)	(3,906)

	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DFA VA International Small Division	DFA U.S. Targeted Value Division	DFA VIT Inflation- Protected Securities Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division
2023 (Continued)
Cost of purchases	$31,529	$40,354	$26,844	$12,592	$17,007	$3,221	$320,339	$4,569
Proceeds from sales	(117)	(3,607)	(2,305)	(2,256)	(3,062)	(2,809)	(351,168)	(651)

	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
2023 (Continued)
Cost of purchases	$38,038	$3,911,683	$127,866	$424	$156,942	$228,190	$108,143	$503,034
Proceeds from sales	(887)	(5,420,054)	(17,762)	(70)	(26,044)	(58,190)	(24,093)	(51,802)

	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom Income Division	Fidelity® VIP Growth Division	Fidelity® VIP Index 500 Division
2023 (Continued)								(Initial Class)
Cost of purchases	$42,132	$214,508	$48,693	$111,091	$1,490	$43,793	$406,704	$-
Proceeds from sales	(8,865)	(24,635)	(5,138)	(28,552)	(64)	(1,427)	(37,140)	(1)
F-56

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Fidelity® VIP Overseas Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Mid Cap Growth Division
2023 (Continued)	(Service Class)
Cost of purchases	$832,210	$131,865	$101,372	$547,572	$13,566	$409	$44,854	$4,903
Proceeds from sales	(52,692)	(2,990)	(468)	(552,633)	(13,442)	(6)	(442)	(129)

	Goldman Sachs Mid Cap Value Division	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division
2023 (Continued)
Cost of purchases	$155,225	$650,802	$176,051	$799,434	$266,057	$710,836	$150,528	$6,731,646
Proceeds from sales	(16,944)	(814,003)	(582,513)	(2,621,208)	(170,760)	(6,125,498)	(47,931)	(4,162,393)

	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division
2023 (Continued)
Cost of purchases	$10,602	$291,079	$97,911	$1,446,588	$60,656	$199,785	$212,307	$439,577
Proceeds from sales	(197)	(500,629)	(120,603)	(944,814)	(2,224)	(141,408)	(272,050)	(1,392,619)

	Janus Henderson Global Research Division	MFS® Global Real Estate Division	MFS® Growth Series Division	Franklin MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division
2023 (Continued)
Cost of purchases	$1,038,791	$5,653	$29,843	$52,241	$21,659	$175,822	$52,124	$454,242
Proceeds from sales	(609,758)	(909)	(15,883)	(445)	(30,813)	(20,980)	(53,289)	(6,762)

	MML Aggressive Allocation Division	MML American Funds Growth Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division
2023 (Continued)
Cost of purchases	$55,727	$186,293	$3,752	$913,882	$128,560	$25,339	$4,407	$4,702,366
Proceeds from sales	(2,619)	(47,865)	(88,234)	(1,261,778)	(254,610)	(7,804)	(253)	(3,334,791)
F-57

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML Income & Growth Division	Inflation- Protected and Income Division
2023 (Continued)
Cost of purchases	$92,657	$6,665,659	$67,788	$30,486	$10,587	$106,157	$30,873	$285,851
Proceeds from sales	(1,827)	(4,102,540)	(6,500)	(2,471)	(11,233)	(16,600)	(23,589)	(144,067)

	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short- Duration Bond Division	MML Small Cap Equity Division
2023 (Continued)
Cost of purchases	$28,708	$971,599	$379,021	$116,174	$100,183	$24,236	$16,726	$705,193
Proceeds from sales	(1,153)	(834,268)	(139,334)	(9,822)	(1,813)	(6,541)	(281)	(810,162)

	MML Small Cap Growth Equity Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division
2023 (Continued)					(Unhedged)
Cost of purchases	$544,392	$13,157	$22,711	$12,177,962	$10,289	$51,832	$3,039	$10,762
Proceeds from sales	(466,938)	(410)	(405)	(7,075,200)	(10,714)	(1,601)	(165)	(599)

	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division
2023 (Continued)
Cost of purchases	$153,138	$778,048	$6,487	$4,399,051	$448,940	$4,069	$70,244	$65,392
Proceeds from sales	(279,143)	(869,035)	(5,994)	(4,774,869)	(311,354)	(258)	(1,571)	(2,578)

					Vanguard VIF	Vanguard VIF
	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF	Real Estate	Short-Term
	Diversified Value	Equity Income	Growth	International	Index	Investment-Grade
	Division	Division	Division	Division	Division	Division
2023 (Continued)
Cost of purchases	$34,699	$289,718	$9,743	$111,409	$19,254	$39,195
Proceeds from sales	(6,382)	(122,347)	(46)	(2,377)	(5,777)	(755)
F-58

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
2022
Cost of purchases	$13,290	$8,214,849	$57,350	$460,908	$1,994,971	$1,451,139	$4,152	$12,531
Proceeds from sales	(1,093)	(2,042,235)	(519)	(425,757)	(630,333)	(508,428)	(93)	(397)

	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
2022 (Continued)
Cost of purchases	$11,963	$42,392	$126,605	$1,505	$1,468	$6,051	$71,416	$10,759
Proceeds from sales	(197)	(1,527)	(2,848)	(1,445)	(1,274)	(5,163)	(703)	(2,741)

	DFA VA International Small Division	DFA U.S.Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
2022 (Continued)
Cost of purchases	$44,419	$66,120	$18,718	$908,034	$19,536	$4,531,078	$154,612	$100,137
Proceeds from sales	(920)	(904)	(246)	(328,868)	(1,357)	(4,568,850)	(1,516)	(1,608)
	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
2022 (Continued)
Cost of purchases	$5,499	$55,648	$81,616	$46,395	$29,586	$40,707	$19,988	$476
Proceeds from sales	(778)	(5,445)	(15,171)	(21,279)	(14,214)	(3,709)	(6,932)	(31)

	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
2022 (Continued)		(Initial Class)	(Service Class)
Cost of purchases	$2,403	$1	$425,579	$97,957	$1,210,892	$229,178	$4,857	$1,612,541
Proceeds from sales	(141)	-	(6,341)	(1,621)	(833,648)	(936)	(4,711)	(298,665)
F-59

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
2022 (Continued)
Cost of purchases	$1,185,427	$19,040,640	$224,567	$17,038,636	$158,148	$9,867,116	$308,356	$193,108
Proceeds from sales	(621,183)	(3,292,255)	(96,135)	(3,262,502)	(35,536)	(2,900,406)	(543,085)	(118,554)
	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
2022 (Continued)
Cost of purchases	$6,518,316	$68,418	$610,359	$311,999	$3,328,264	$1,842,585	$1,217	$1,888
Proceeds from sales	(1,109,163)	(1,519)	(130,276)	(276,469)	(1,149,602)	(639,112)	(1,057)	(1,572)

	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
2022 (Continued)
Cost of purchases	$8,182	$13,908	$73,087	$8,214	$429,635	$175,080	$36,820	$177,792
Proceeds from sales	(384)	(57)	(85,798)	(898)	(105,959)	(1,623)	(153)	(448)

	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
2022 (Continued)
Cost of purchases	$18,587	$105,012	$941,348	$1,138,741	$4,887	$4,206	$6,175,506	$5,622,994
Proceeds from sales	(15,372)	(1,501)	(1,212,852)	(478,772)	(21)	(94)	(2,826,854)	(4,876,261)
	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
2022 (Continued)
Cost of purchases	$54,894	$28,572	$164,867	$2,279	$66,854	$382,937	$41,758	$722,222
Proceeds from sales	(665)	(1,324)	(1,326)	(2,050)	(290)	(239,601)	(870)	(572,100)
F-60

 Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
2022 (Continued)
Cost of purchases	$92,056	$84,840	$40,419	$4,188	$2,386,008	$2,562,295	$351	$11,013
Proceeds from sales	(120,242)	(12,742)	(172)	(97)	(1,047,259)	(377,301)	(267)	(1,410)

	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
2022 (Continued)
Cost of purchases	$3,697,036	$72,640	$1,670	$14,293	$509	$553,345	$1,921,959	$2,268,068
Proceeds from sales	(3,560,008)	(946)	(6)	(56)	(50)	(589,659)	(1,000,721)	(3,889,592)

	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
2022 (Continued)
Cost of purchases	$442,608	$5,554	$13,369	$64,231	$57,688	$166,105	$23,678	$38,286
Proceeds from sales	(239,555)	(1,527)	(2,153)	(1,625)	(1,132)	(2,725)	(890)	(255)
F-61

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years in the two-year period ended December 31, 2023 were as follows:

2023	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Division	American Funds Insurance Series® Capital World Growth and Income Division	American Funds Insurance Series® Global Growth Division
					(Class 1)	(Class 2)
Units purchased	19,905	299,781	123,768	24,799	-	103,373	132	16,057
Units withdrawn	(3,548)	(575,800)	(2,712)	(36,069)	(588)	(310,879)	(1,575)	(1,179)
Units transferred between Divisions and to/from General Account	139,400	(12,573)	(22,085)	15,319	23,799	32,607	64,326	23,540
Net increase (decrease)	155,757	(288,592)	98,971	4,049	23,211	(174,899)	62,883	38,418

2023 (Continued)	American Funds Insurance Series® Growth-Income Division	American Funds Insurance Series® International Growth and Income Division	American Funds Insurance Series® New World Division	American Funds Insurance Series® The Bond Fund of America Division	American Funds Insurance Series® Washington Mutual Investors Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	BNY Mellon MidCap Stock Division
	(Class 2)
Units purchased	54,540	7,891	2,925	10,909	27	13,732	108,766	5,190
Units withdrawn	(144,831)	(781)	(416)	(798)	(323)	(1,079)	(5,648)	(2,033)
Units transferred between Divisions and to/from General Account	(1,867)	26,325	1,656	14,972	11,157	35,426	7,951	76,408
Net increase (decrease)	(92,158)	33,435	4,165	25,083	10,861	48,079	111,069	79,565

2023 (Continued)	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division	DFA VA International Small Division	DFA U.S. Targeted Value Division	DFA VIT Inflation- Protected Securities Division	DWS Small Cap Index Division	Eaton Vance VT Floating-Rate Income Division
Units purchased	8,305	4,936	24,530	3,175	1,533	406	31,457	1,293
Units withdrawn	(133)	(2,312)	(491)	(1,948)	(2,310)	(627)	(92,459)	(58)
Units transferred between Divisions and to/from General Account	26,486	41,414	966	8,283	8,144	(61)	22,516	2,411
Net increase (decrease)	34,658	44,038	25,005	9,510	7,367	(282)	(38,486)	3,646

2023 (Continued)	Fidelity® VIP Bond Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division
Units purchased	5,826	336,137	14,710	187	142,932	29,866	69,432	132,199
Units withdrawn	(918)	(980,742)	(2,933)	(7)	(4,427)	(3,260)	(2,795)	(7,894)
Units transferred between Divisions and to/from General Account	36,298	27,392	101,182	215	2,902	158,395	24,783	359,368
Net increase (decrease)	41,206	(617,213)	112,959	395	141,407	185,001	91,420	483,673
F-62

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2023 (Continued)	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division	Fidelity® VIP Freedom Income Division	Fidelity® VIP Growth Division	Fidelity® VIP Index 500 Division
								(Initial Class)
Units purchased	37,089	69,971	34,399	31,594	555	15,362	148,544	-
Units withdrawn	(1,043)	(2,929)	(1,577)	(1,502)	(43)	(1,084)	(12,202)	-
Units transferred between Divisions and to/from General Account	(738)	137,898	13,518	60,130	1,030	30,798	276,347	-
Net increase (decrease)	35,308	204,940	46,340	90,222	1,542	45,076	412,689	-

2023 (Continued)	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Fidelity® VIP Overseas Division	Franklin Small Cap Value VIP Division	Franklin Strategic Income VIP Division	Goldman Sachs Core Fixed Income Division	Goldman Sachs International Equity Insights Division	Goldman Sachs Mid Cap Growth Division
	(Service Class)
Units purchased	559,862	116,786	85	55,814	9,791	174	9,618	10
Units withdrawn	(22,457)	(4,315)	(626)	(49,572)	(581)	(7)	(414)	(167)
Units transferred between Divisions and to/from General Account	267,307	21,860	113,025	39,465	(9,210)	285	35,687	6,137
Net increase (decrease)	804,712	134,331	112,484	45,707	-	452	44,891	5,980
2023 (Continued)	Goldman Sachs Mid Cap Value Division	Goldman Sachs Strategic Growth Division	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division
Units purchased	5,298	65,924	46,736	443,757	93,331	519,615	24,405	331,032
Units withdrawn	(2,730)	(83,597)	(139,850)	(783,154)	(138,982)	(1,086,717)	(21,181)	(722,402)
Units transferred between Divisions and to/from General Account	123,651	(80,496)	(54,846)	(23,615)	68,854	(588,044)	22,509	(128,903)
Net increase (decrease)	126,219	(98,169)	(147,960)	(363,012)	23,203	(1,155,146)	25,733	(520,273)
2023 (Continued)	Invesco V.I. Global Real Estate Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division
Units purchased	23	184,048	6,704	154,023	70,795	31,617	22,559	116,555
Units withdrawn	(276)	(210,072)	(17,310)	(317,571)	(2,805)	(43,134)	(51,319)	(273,709)
Units transferred between Divisions and to/from General Account	12,774	(48,318)	6,989	(13,460)	217	39,942	2,536	(34,847)
Net increase (decrease)	12,521	(74,342)	(3,617)	(177,008)	68,207	28,425	(26,224)	(192,001)
F-63

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2023 (Continued)	Janus Henderson Global Research Division	MFS® Global Real Estate Division	MFS® Growth Series Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division
Units purchased	261,985	2,512	13,147	83	1,020	41,618	6,346	413,517
Units withdrawn	(418,444)	(405)	(492)	(541)	(3,303)	(4,223)	(10,659)	(8,653)
Units transferred between Divisions and to/from General Account	180,513	2,877	4,329	55,524	(1,454)	112,249	5,132	10,477
Net increase (decrease)	24,054	4,984	16,984	55,066	(3,737)	149,644	819	415,341
2023 (Continued)	MML Aggressive Allocation Division	MML American Funds Growth Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division
Units purchased	69	1,006	47	238,169	89,396	13	4,554	589,435
Units withdrawn	(532)	(2,625)	(837)	(451,788)	(129,886)	(141)	(296)	(1,319,548)
Units transferred between Divisions and to/from General Account	47,991	116,780	(96,774)	45,618	2,783	18,003	-	(48,763)
Net increase (decrease)	47,528	115,161	(97,564)	(168,001)	(37,707)	17,875	4,258	(778,876)
2023 (Continued)	MML Equity Income Division	MML Focused Index Division	MML Focused Equity Division	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML Income & Growth Division	Inflation- Protected and Income Division
Units purchased	96	309,553	77	24,996	82	235	79	71,557
Units withdrawn	(1,916)	(1,011,631)	(1,530)	(2,324)	(235)	(1,798)	(604)	(90,469)
Units transferred between Divisions and to/from General Account	81,898	23,294	58,026	5,201	(2,440)	67,617	(1,250)	62,701
Net increase (decrease)	80,078	(678,784)	56,573	27,873	(2,593)	66,054	(1,775)	43,789
2023 (Continued)	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short- Duration Bond Division	MML Small Cap Equity Division
Units purchased	17,211	183,569	34,943	64,825	94	57	4,299	95,157
Units withdrawn	(1,614)	(330,398)	(61,482)	(3,655)	(1,870)	(433)	(299)	(158,308)
Units transferred between Divisions and to/from General Account	9,160	172,811	(9,775)	57,683	81,480	13,662	12,667	57,709
Net increase (decrease)	24,757	25,982	(36,314)	118,853	79,704	13,286	16,667	(5,442)
F-64

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2023 (Continued)	MML Small Cap Growth Equity Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO High Yield Division	PIMCO Real Return Division	PIMCO Total Return Division
					(Unhedged)
Units purchased	101,811	4,798	13,923	7,449,567	1,943	52,605	7	223
Units withdrawn	(126,119)	(373)	(574)	(2,568,815)	(2,655)	(1,219)	(25)	(196)
Units transferred between Divisions and to/from General Account	292,169	11,113	11,830	(560,722)	(2,308)	-	3,102	10,642
Net increase (decrease)	267,861	15,538	25,179	4,320,030	(3,020)	51,386	3,084	10,669
2023 (Continued)	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division
Units purchased	14,457	65,327	2,451	199,283	102,507	4,203	58,247	66,140
Units withdrawn	(32,238)	(160,545)	(206)	(556,981)	(152,203)	(282)	(1,819)	(2,639)
Units transferred between Divisions and to/from General Account	3,341	(17,807)	(1,750)	(56,417)	59,647	-	15,949	-
Net increase (decrease)	(14,440)	(113,025)	495	(414,115)	9,951	3,921	72,377	63,501
2023 (Continued)	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Growth Division	Vanguard VIF International Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short-Term Investment-Grade Division
Units purchased	15,215	217,550	2,254	-	21,079	39,590
Units withdrawn	(2,385)	(7,679)	(80)	(3,068)	(883)	(783)
Units transferred between Divisions and to/from General Account	11,417	(67,643)	9,112	138,841	(5,022)	-
Net increase (decrease)	24,247	142,228	11,286	135,773	15,174	38,807

F-65

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022	American Century VP Capital Appreciation Division	American Century VP Disciplined Core Value Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	American Funds® IS Bond Division	American Funds® IS Global Growth-Income Division
Units purchased	16,722	301,146	45,974	35,034	111,864	79,125	4,525	14,310
Units withdrawn	(362)	(631,749)	(923)	(83,520)	(156,012)	(119,110)	(133)	(277)
Units transferred between Divisions and to/from General Account	(117)	(67,538)	28,454	5,574	77,707	3,897	-	1,278
Net increase (decrease)	16,243	(398,141)	73,505	(42,912)	33,559	(36,088)	4,392	15,311
2022 (Continued)	American Funds® IS New World Division	Black Rock High Yield V.I. Division	Black Rock Small Cap Index V.I. Division	Black Rock Total Return V.I. Division	BNY Mellon Mid Cap Stock Division	Delaware Ivy VIP Science and Technology Division	Delaware VIP® Emerging Markets Division	Delaware VIP® Small Cap Value Division
Units purchased	2,426	11,038	113,525	1,632	1,411	6,766	27,375	11,515
Units withdrawn	(158)	(440)	(2,114)	(1,632)	(1,411)	(6,766)	(7,398)	(3,023)
Units transferred between Divisions and to/from General Account	12,507	34,655	37,222	-	-	-	70,444	-
Net increase (decrease)	14,775	45,253	148,633	-	-	-	90,421	8,492
2022 (Continued)	DFA VA International Small Division	DFA U.S. Targeted value Division	DFA VIT Inflation- Protected Division	DWS Small Cap Index Division	Fidelity® Growth Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Extended Market Index Division	Fidelity® VIP Freedom 2025 Division
Units purchased	24,006	30,024	8,648	32,963	10,276	379,303	7,719	104,803
Units withdrawn	(738)	(923)	(272)	(47,394)	(253)	(872,039)	(1,186)	(2,404)
Units transferred between Divisions and to/from General Account	26,505	31,259	10,009	(37,696)	12,662	(86,573)	176,472	9,722
Net increase (decrease)	49,773	60,360	18,385	(52,127)	22,685	(579,309)	183,005	112,121
2022 (Continued)	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2035 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2045 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Freedom 2055 Division	Fidelity® VIP Freedom 2060 Division	Fidelity® VIP Freedom 2065 Division
Units purchased	6,128	59,737	23,662	46,910	32,589	33,593	22,815	515
Units withdrawn	(884)	(1,843)	(8,927)	(25,826)	(15,577)	(4,269)	(8,956)	(11)
Units transferred between Divisions and to/from General Account	101	(215)	64,714	7,008	135	13,534	733	7
Net increase (decrease)	5,345	57,679	79,449	28,092	17,147	42,858	14,592	511
F-66

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)
	Fidelity® VIP Freedom Income Division	Fidelity® VIP Index 500 Division	Fidelity® VIP Index 500 Division	Fidelity® VIP International Index Division	Franklin Small Cap Value VIP Division	Goldman Sachs Mid Cap Value Division	Goldman Sachs Small Cap Equity Insights Division	Goldman Sachs Strategic Growth Division
		(Initial Class)	(Service Class)
Units purchased	2,433	-	425,014	109,091	44,310	227	5,361	41,999
Units withdrawn	(54)	-	(7,817)	(2,358)	(57,936)	(1,251)	(5,361)	(91,592)
Units transferred between Divisions and to/from General Account	82	-	70,784	-	(10,850)	226,602	-	113,440
Net increase (decrease)	2,461	-	487,981	106,733	(24,476)	225,578	-	63,847
2022 (Continued)	Invesco Oppenheimer V.I. International Growth Division	Invesco V.I. Capital Appreciation Division	Invesco V.I. Core Plus Bond Division	Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Division	Invesco V.I. Global Strategic Income Division	Invesco V.I. Health Care Division
Units purchased	48,217	492,715	87,589	545,338	17,830	389,312	181,116	6,618
Units withdrawn	(97,176)	(927,075)	(84,805)	(947,796)	(20,017)	(683,528)	(258,957)	(13,159)
Units transferred between Divisions and to/from General Account	(27,280)	(22,378)	17,573	(88,745)	18,829	17,770	(3,173)	(6,938)
Net increase (decrease)	(76,239)	(456,738)	20,357	(491,203)	16,642	(276,446)	(81,014)	(13,479)
2022 (Continued)	Invesco V.I. Main Street Division	Invesco V.I. Small Cap Equity Division	Invesco V.I. Technology Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Global Research Division	JPMorgan Insurance Trust U.S. Equity Division	MFS® Blended Research Core Equity Division
Units purchased	161,996	62,763	33,469	25,180	119,559	255,537	1,219	1,753
Units withdrawn	(337,985)	(2,072)	(48,347)	(50,586)	(285,648)	(309,344)	(1,219)	(1,753)
Units transferred between Divisions and to/from General Account	(2,917)	-	1,096	633	(803)	(3,951)	-	-
Net increase (decrease)	(178,906)	60,691	(13,782)	(24,773)	(166,892)	(57,758)	-	-
2022 (Continued)	MFS® Global Real Estate Division	MFS® International Intrinsic Value Division	MFS® Investors Trust Division	MFS® Mid Cap Value Division	MFS® New Discovery Division	MFS® Value Division	MML Aggressive Allocation Division	MML American Funds Growth Division
Units purchased	4,402	22	2,182	7,428	7,168	146,353	28	495
Units withdrawn	(130)	(98)	(4,308)	(168)	(9,843)	(2,457)	(209)	(1,095)
Units transferred between Divisions and to/from General Account	4,965	17,722	(5,857)	(71)	(4,971)	29,595	37,767	198,187
Net increase (decrease)	9,237	17,646	(7,983)	7,189	(7,646)	173,491	37,586	197,587
F-67

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	MML American Funds International Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Dynamic Bond Division	MML Equity Division	MML Equity Index Division
Units purchased	7,843	99,769	227,950	99,267	4	4,552	649,566	423,497
Units withdrawn	(7,866)	(2,034)	(444,353)	(129,669)	(28)	(134)	(1,094,248)	(1,246,144)
Units transferred between Divisions and to/from General Account	23	8,409	(12,023)	(86,618)	5,024	-	(54,413)	62,383
Net increase (decrease)	-	106,144	(228,426)	(117,020)	5,000	4,418	(499,095)	(760,264)

2022 (Continued)	MML Foreign Division	MML Global Division	MML Growth Allocation Division	MML High Yield Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division
Units purchased	32,873	1,083	856	2,260	47	75,398	15,904	174,636
Units withdrawn	(889)	(162)	(1,666)	(2,260)	(345)	(69,878)	(682)	(291,620)
Units transferred between Divisions and to/from General Account	27,335	18,652	169,811	-	62,549	(5,463)	37,699	44,947
Net increase (decrease)	59,319	19,573	169,001	-	62,251	57	52,921	(72,037)

2022 (Continued)	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Moderate Allocation Division	MML Short Duration Bond Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Mid Cap Value Division	MML Total Return Bond Division
Units purchased	45,363	85,759	32	4,433	95,167	81,690	297	11,252
Units withdrawn	(60,425)	(16,260)	(232)	(130)	(165,048)	(100,409)	(297)	(248)
Units transferred between Divisions and to/from General Account	1,476	-	41,979	-	(15,643)	368,745	-	(357)
Net increase (decrease)	(13,586)	69,499	41,779	4,303	(85,524)	350,026	-	10,647
2022 (Continued)	MML U.S. Government Money Market Division	PIMCO Global Bond Opportunities Division	PIMCO Real Return Division	PIMCO Total Return Division	T. Rowe Limited - Term Bond Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Mid-Cap Growth Division
Units purchased	2,868,290	36,088	3	24	448	25,578	71,718	191,439
Units withdrawn	(1,031,513)	(1,171)	(9)	(88)	(11)	(41,893)	(115,628)	(517,189)
Units transferred between Divisions and to/from General Account	(1,652,969)	45,186	1,769	15,922	32	(9,430)	130,746	(26,728)
Net increase (decrease)	183,808	80,103	1,763	15,858	469	(25,745)	86,836	(352,478)
F-68

Notes To Financial Statements (Continued)

7.     NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2022 (Continued)	Templeton Foreign VIP Division	Templeton Global Bond VIP Division	Vanguard VIF Balanced Division	Vanguard VIF Capital Growth Division	Vanguard VIF Diversified Value Division	Vanguard VIF Equity Income Division	Vanguard VIF Real Estate Index Division	Vanguard VIF Short Term Investment Division
Units purchased	122,913	5,912	13,828	59,410	29,818	163,934	22,104	40,601
Units withdrawn	(147,903)	(1,660)	(305)	(1,963)	(901)	(3,140)	(1,640)	(380)
Units transferred between Divisions and to/from General Account	89,226	-	(1,067)	-	33,429	-	6,040	-
Net increase (decrease)	64,236	4,252	12,456	57,447	62,346	160,794	26,504	40,221
F-69

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2023 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Century VP Capital Appreciation Division[6]
2023	171,999	$-	-	$0.88	$151,581	-%	-%	-	0.60%	-%	-	20.69%
2022	16,242	-	-	0.73	11,860	-	-	-	0.60	-	-	(28.11)
American Century VP Disciplined Core Value Division
2023	7,599,490	3.79	to	4.40	28,872,205	1.54	0.25	to	0.55	8.06	to	8.38
2022	7,888,083	3.50	to	4.06	27,707,765	1.76	0.25	to	0.55	(13.21)	to	(12.95)
2021	8,286,224	4.04	to	4.66	33,489,182	1.07	0.25	to	0.55	22.97	to	23.34
2020	8,760,196	3.28	to	3.78	28,800,968	1.96	0.25	to	0.55	11.20	to	11.53
2019	9,124,491	2.95	to	3.39	26,997,125	2.08	0.25	to	0.55	23.27	to	23.64
American Century VP International Division[6]
2023	172,476	-	-	0.86	148,900	1.23	-	-	0.60	-	-	12.57
2022	73,505	-	-	0.77	56,372	0.01	-	-	0.60	-	-	(24.75)
American Century VP Value Division
2023	526,324	5.21	to	5.54	2,807,129	2.40	0.25	to	0.55	8.50	to	8.83
2022	522,275	4.80	to	5.09	2,563,563	2.08	0.25	to	0.55	(0.01)	to	0.29
2021	565,187	4.80	to	5.07	2,766,523	1.74	0.25	to	0.55	23.83	to	24.20
2020	590,772	3.88	to	4.09	2,330,862	2.37	0.25	to	0.55	0.42	to	0.73
2019	578,422	3.86	to	4.06	2,264,246	2.11	0.25	to	0.55	26.34	to	26.72
American Funds Insurance Series® Asset Allocation Division (Class 1)[6]
2023	23,211	-	-	1.02	23,599	2.47	-	-	0.60	-	-	14.55
American Funds Insurance Series® Asset Allocation Division (Class 2)
2023	2,455,694	4.35	to	4.63	11,010,757	2.24	0.25	to	0.55	13.64	to	13.98
2022	2,630,594	3.83	to	4.06	10,357,028	1.93	0.25	to	0.55	(13.88)	to	(13.62)
2021	2,597,036	4.44	to	4.70	11,859,082	1.54	0.25	to	0.55	14.47	to	14.81
2020	2,612,782	3.88	to	4.09	10,395,398	1.71	0.25	to	0.55	11.84	to	12.18
2019	2,614,285	3.47	to	3.65	9,278,560	1.95	0.25	to	0.55	20.57	to	20.93
American Funds Insurance Series® Capital World Growth and Income Division[6]
2023	62,883	-	-	1.03	64,552	1.93	-	-	0.60	-	-	20.87
American Funds Insurance Series® Global Growth Division[6]
2023	53,729	-	-	0.95	50,952	1.33	-	-	0.60	-	-	22.90
2022	15,311	-	-	0.77	11,814	1.26	-	-	0.60	-	-	(24.54)
American Funds Insurance Series® Growth-Income Division (Class 2)
2023	1,850,575	6.29	to	6.69	11,923,829	1.39	0.25	to	0.55	25.45	to	25.82
2022	1,942,734	5.01	to	5.32	9,958,087	1.29	0.25	to	0.55	(16.95)	to	(16.70)
2021	1,978,822	6.04	to	6.39	12,199,405	1.11	0.25	to	0.55	23.41	to	23.79
2020	2,310,967	4.89	to	5.16	11,567,104	1.38	0.25	to	0.55	12.92	to	13.26
2019	2,357,671	4.33	to	4.55	10,430,144	1.71	0.25	to	0.55	25.44	to	25.82
American Funds Insurance Series® International Growth and Income Division[6]
2023	33,435	-	-	1.02	33,993	3.60	-	-	0.60	-	-	16.08
American Funds Insurance Series® New World Division[6]
2023	18,940	-	-	0.92	17,458	1.88	-	-	0.60	-	-	16.22
2022	14,775	-	-	0.79	11,718	2.91	-	-	0.60	-	-	(21.86)
F-70

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
American Funds Insurance Series® The Bond Fund of America Division[6]
2023	29,476	$-	-	$0.92	$26,982	5.10%	-%	-	0.60%	-%	-	4.89%
2022	4,392	-	-	0.87	3,833	2.58	-	-	0.60	-	-	(12.49)
American Funds Insurance Series® Washington Mutual Investors Division[6]
2023	10,861	-	-	1.10	11,997	1.39	-	-	0.60	-	-	17.29
BlackRock High Yield V.I. Division[6]
2023	93,333	-	-	1.02	95,497	6.56	-	-	0.60	-	-	13.23
2022	45,254	-	-	0.90	40,891	4.75	-	-	0.60	-	-	(10.35)
BlackRock Small Cap Index V.I. Division[6]
2023	259,701	-	-	0.95	247,149	1.12	-	-	0.60	-	-	16.43
2022	148,632	-	-	0.82	121,493	2.04	-	-	0.60	-	-	(20.63)
BNY Mellon MidCap Stock Division[6]
2023	79,565	-	-	1.05	83,271	0.52	-	-	0.60	-	-	17.99
2022	-	-	-	0.89	-	0.56	-	-	0.60	-	-	(14.28)
Delaware Ivy VIP Science and Technology Division[6]
2023	34,658	-	-	0.97	33,702	-	-	-	0.60	-	-	39.06
2022	-	-	-	0.70	-	-	-	-	0.60	-	-	(31.84)
Delaware VIP® Emerging Markets Division[6]
2023	134,459	-	-	0.83	112,021	1.24	-	-	0.60	-	-	13.45
2022	90,421	-	-	0.73	66,402	0.33	-	-	0.60	-	-	(27.81)
Delaware VIP® Small Cap Value Division[6]
2023	33,497	-	-	0.99	33,180	0.56	-	-	0.60	-	-	9.10
2022	8,492	-	-	0.91	7,710	0.16	-	-	0.60	-	-	(12.36)
DFA VA International Small Division[6]
2023	59,284	-	-	0.97	57,786	3.34	-	-	0.60	-	-	14.11
2022	49,773	-	-	0.85	42,517	4.67	-	-	0.60	-	-	(17.64)
DFA VA U.S. Targeted Value Division[6]
2023	67,727	-	-	1.19	80,818	1.66	-	-	0.60	-	-	20.03
2022	60,359	-	-	0.99	60,005	2.23	-	-	0.60	-	-	(4.21)
DFA VIT Inflation-Protected Securities Division[6]
2023	18,103	-	-	0.92	16,648	3.96	-	-	0.60	-	-	4.02
2022	18,385	-	-	0.88	16,254	14.26	-	-	0.60	-	-	(12.45)
DWS Small Cap Index Division
2023	1,010,726	4.37	to	4.85	4,568,445	1.13	0.25	to	0.55	16.12	to	16.47
2022	1,049,211	3.76	to	4.17	4,075,492	0.92	0.25	to	0.55	(21.07)	to	(20.83)
2021	1,101,337	4.76	to	5.27	5,419,937	0.83	0.25	to	0.55	13.87	to	14.22
2020	1,145,219	4.18	to	4.61	4,937,438	1.10	0.25	to	0.55	18.78	to	19.13
2019	1,157,374	3.52	to	3.87	4,193,953	1.06	0.25	to	0.55	24.54	to	24.91
Eaton Vance VT Floating-Rate Income Division[6]
2023	3,646	-	-	1.09	3,976	6.88	-	-	0.60	-	-	11.47
Fidelity® VIP Bond Index Division[6]
2023	41,206	-	-	0.91	37,387	2.48	-	-	0.60	-	-	5.13
F-71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Contrafund® Division
2023	10,943,710	$7.32	to	$8.98	$79,541,615	0.49%	0.25%	to	0.55%	32.72%	to	33.12%
2022	11,560,924	5.51	to	6.75	63,406,218	0.51	0.25	to	0.55	(26.72)	to	(26.50)
2021	12,140,233	7.52	to	9.18	90,757,280	0.06	0.25	to	0.55	27.13	to	27.52
2020	12,860,701	5.92	to	7.20	75,496,258	0.25	0.25	to	0.55	29.85	to	30.24
2019	13,448,613	4.56	to	5.53	60,806,457	0.46	0.25	to	0.55	30.86	to	31.25
Fidelity® VIP Extended Market Index Division[6]
2023	295,965	-	-	0.99	291,990	1.79	-	-	0.60	-	-	17.11
2022	183,005	-	-	0.84	154,173	1.97	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2020 Division[6]
2023	394	-	-	0.96	377	2.14	-	-	0.60	-	-	12.34
Fidelity® VIP Freedom 2025 Division[6]
2023	253,527	-	-	0.96	243,367	3.08	-	-	0.60	-	-	13.48
2022	112,120	-	-	0.85	94,841	2.01	-	-	0.60	-	-	(16.51)
Fidelity® VIP Freedom 2030 Division[6]
2023	190,346	-	-	0.97	183,741	2.60	-	-	0.60	-	-	14.56
2022	5,345	-	-	0.84	4,504	1.86	-	-	0.60	-	-	(16.94)
Fidelity® VIP Freedom 2035 Division[6]
2023	149,100	-	-	0.98	145,691	2.25	-	-	0.60	-	-	16.71
2022	57,680	-	-	0.84	48,292	1.99	-	-	0.60	-	-	(17.75)
Fidelity® VIP Freedom 2040 Division[6]
2023	563,122	-	-	0.99	558,221	2.06	-	-	0.60	-	-	18.77
2022	79,449	-	-	0.83	66,312	2.51	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2045 Division[6]
2023	63,400	-	-	1.00	63,127	1.84	-	-	0.60	-	-	19.33
2022	28,092	-	-	0.83	23,440	1.13	-	-	0.60	-	-	(18.30)
Fidelity® VIP Freedom 2050 Division[6]
2023	222,087	-	-	1.00	221,174	1.97	-	-	0.60	-	-	19.36
2022	17,147	-	-	0.83	14,306	1.11	-	-	0.60	-	-	(18.35)
Fidelity® VIP Freedom 2055 Division[6]
2023	89,198	-	-	1.00	88,839	1.72	-	-	0.60	-	-	19.40
2022	42,857	-	-	0.83	35,748	2.50	-	-	0.60	-	-	(18.36)
Fidelity® VIP Freedom 2060 Division[6]
2023	104,814	-	-	1.00	104,363	2.42	-	-	0.60	-	-	19.30
2022	14,592	-	-	0.83	12,178	1.63	-	-	0.60	-	-	(18.27)
Fidelity® VIP Freedom 2065 Division[6]
2023	2,052	-	-	1.00	2,042	1.68	-	-	0.60	-	-	19.29
2022	511	-	-	0.83	426	2.49	-	-	0.60	-	-	(18.32)
Fidelity® VIP Freedom Income Division[6]
2023	47,539	-	-	0.95	45,239	4.58	-	-	0.60	-	-	7.82
2022	2,462	-	-	0.88	2,173	2.14	-	-	0.60	-	-	(12.06)
Fidelity® VIP Growth Division[6]
2023	435,374	-	-	1.04	452,184	0.05	-	-	0.60	-	-	36.09
2022	22,685	-	-	0.76	17,312	0.23	-	-	0.60	-	-	(24.52)
F-72

Notes To Financial Statements (Continued)

8.     FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Index 500 Division (Initial Class)
2023	-	$-	-	$10.16	$-	-%	-%	-	0.90%	-%	-	25.07%
2022	-	-	-	8.13	(1)	-	-	-	0.55	-	-	(18.94)
2021	-	-	-	10.03	-	-	-	-	0.90	-	-	27.43
2020	93	-	-	7.87	732	5.11	-	-	0.90	-	-	17.18
2019	27	-	-	6.71	180	-	-	-	0.90	-	-	30.17
Fidelity® VIP Index 500 Division (Service Class)[6]
2023	1,292,693	-	-	1.05	1,359,985	1.59	-	-	0.60	-	-	26.07
2022	487,980	-	-	0.83	407,222	1.97	-	-	0.60	-	-	-
Fidelity® VIP International Index Division[6]
2023	241,064	-	-	0.99	239,090	2.78	-	-	0.60	-	-	15.88
2022	106,733	-	-	0.86	91,354	3.00	-	-	0.60	-	-	(16.21)
Fidelity® VIP Overseas Division[6]
2023	112,483	-	-	0.94	105,862	1.06	-	-	0.60	-	-	20.50
Franklin Small Cap Value VIP Division
2023	812,443	1.05	to	6.62	4,355,256	0.53	0.25	to	0.60	12.46	to	12.74
2022	766,735	5.55	to	5.89	4,114,825	0.97	0.25	to	0.55	(10.56)	to	(10.29)
2021	791,211	6.20	to	6.56	5,020,912	1.00	0.25	to	0.55	24.68	to	25.05
2020	833,367	4.98	to	5.25	4,241,739	1.46	0.25	to	0.55	4.61	to	4.93
2019	802,665	4.76	to	5.00	3,894,371	1.05	0.25	to	0.55	25.65	to	26.03
Franklin Strategic Income VIP Division[6]
2023	-	-	-	0.97	-	3.49	-	-	0.60	-	-	8.18
Goldman Sachs Core Fixed Income Division[6]
2023	452	-	-	0.90	409	2.59	-	-	0.60	-	-	5.83
Goldman Sachs International Equity Insights Division[6]
2023	44,891	-	-	1.05	47,304	6.24	-	-	0.60	-	-	18.71
Goldman Sachs Mid Cap Growth Division[4,6]
2023	5,979	-	-	0.89	5,342	-	-	-	0.60	-	-	18.45
Goldman Sachs Mid Cap Value Division[6]
2023	351,797	-	-	1.04	364,780	1.04	-	-	0.60	-	-	11.42
2022	225,578	-	-	0.93	209,931	0.72	-	-	0.60	-	-	(9.99)
Goldman Sachs Strategic Growth Division
2023	1,589,695	4.38	to	5.51	7,220,406	-	0.25	to	0.55	41.17	to	41.59
2022	1,687,865	3.10	to	3.89	5,435,947	-	0.25	to	0.55	(32.89)	to	(32.68)
2021	1,624,019	4.62	to	5.78	7,767,679	-	0.25	to	0.55	21.26	to	21.62
2020	1,670,007	3.81	to	4.75	6,575,794	0.09	0.25	to	0.55	39.73	to	40.16
2019	1,826,851	2.73	to	3.39	5,136,197	0.30	0.25	to	0.55	34.78	to	35.19
Invesco Oppenheimer V.I. International Growth Division
2023	1,310,700	3.01	to	3.22	4,056,404	0.60	0.25	to	0.55	20.40	to	20.76
2022	1,458,660	2.50	to	2.66	3,747,356	-	0.25	to	0.55	(27.53)	to	(27.31)
2021	1,534,899	3.45	to	3.67	5,445,291	-	0.25	to	0.55	9.62	to	9.94
2020	1,744,201	3.14	to	3.33	5,653,505	1.02	0.25	to	0.55	20.83	to	21.20
2019	1,687,610	2.60	to	2.75	4,503,961	1.06	0.25	to	0.55	27.90	to	28.28
F-73

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Capital Appreciation Division
2023	12,025,572	$5.18	to	$6.14	$58,605,516	-%	0.25%	to	0.55%	34.64%	to	35.04%
2022	12,388,585	3.85	to	4.55	44,834,018	-	0.25	to	0.55	(31.16)	to	(30.96)
2021	12,845,322	5.59	to	6.59	67,562,853	-	0.25	to	0.55	21.90	to	22.26
2020	13,538,141	4.59	to	5.39	58,489,775	-	0.25	to	0.55	35.84	to	36.25
2019	14,301,264	3.38	to	3.95	45,477,720	0.06	0.25	to	0.55	35.45	to	35.86
Invesco V.I. Core Plus Bond Division[5]
2023	1,766,901	1.48	to	1.54	2,790,568	2.65	0.25	to	0.55	5.56	to	5.88
2022	1,743,697	1.40	to	1.46	2,604,427	1.93	0.25	to	0.55	(14.50)	to	(14.24)
2021	1,723,340	1.63	to	1.82	3,005,336	2.13	0.25	to	0.55	(2.19)	to	(1.89)
2020	1,710,803	1.66	to	1.75	3,047,589	3.20	0.25	to	0.55	9.11	to	9.44
2019	1,694,776	1.52	to	1.60	2,761,946	3.25	0.25	to	0.55	8.92	to	9.25
Invesco V.I. Discovery Mid Cap Growth Division
2023	14,070,708	0.80	to	4.72	54,170,282	-	0.25	to	0.60	12.87	to	13.15
2022	15,225,855	3.98	to	4.18	53,052,881	-	0.25	to	0.55	(31.36)	to	(31.15)
2021	15,717,057	5.80	to	6.07	80,082,095	-	0.25	to	0.55	18.45	to	18.80
2020	16,663,788	4.89	to	5.11	71,808,430	0.04	0.25	to	0.55	39.92	to	40.34
2019	17,492,552	3.50	to	3.64	54,051,679	-	0.25	to	0.55	38.60	to	39.02
Invesco V.I. Diversified Dividend Division
2023	347,505	1.11	to	2.25	736,838	2.04	0.25	to	0.60	8.77	to	9.04
2022	321,772	1.95	to	2.07	646,113	1.99	0.25	to	0.55	(2.22)	to	(1.92)
2021	305,130	1.99	to	2.11	625,298	1.50	0.25	to	0.55	18.24	to	18.60
2020	675,691	1.68	to	1.78	1,182,698	3.02	0.25	to	0.55	(0.41)	to	(0.11)
2019	706,561	1.69	to	1.78	1,233,125	2.91	0.25	to	0.55	24.41	to	24.78
Invesco V.I. Global Division
2023	8,305,010	0.92	to	8.19	57,370,793	0.23	0.25	to	0.60	34.40	to	34.73
2022	8,825,282	5.54	to	6.09	45,622,416	-	0.25	to	0.55	(32.14)	to	(31.93)
2021	9,101,728	8.17	to	8.95	69,283,191	-	0.25	to	0.55	14.86	to	15.20
2020	9,544,563	7.11	to	7.77	63,229,251	0.71	0.25	to	0.55	26.94	to	27.32
2019	10,007,618	5.60	to	6.10	52,334,305	0.90	0.25	to	0.55	31.06	to	31.46
Invesco V.I. Global Real Estate Division[6]
2023	12,521	-	-	0.85	10,603	1.45	-	to	0.60	-	-	9.05
Invesco V.I. Global Strategic Income Division
2023	2,859,546	2.51	to	2.68	7,309,937	-	0.25	to	0.55	8.29	to	8.61
2022	2,933,888	2.32	to	2.47	6,917,394	-	0.25	to	0.55	(11.95)	to	(11.68)
2021	3,014,902	2.64	to	2.80	8,063,814	4.74	0.25	to	0.55	(3.94)	to	(3.65)
2020	3,083,588	2.75	to	2.90	8,573,918	6.04	0.25	to	0.55	2.83	to	3.14
2019	3,071,827	2.67	to	2.82	8,291,801	3.75	0.25	to	0.55	10.20	to	10.53
Invesco V.I. Health Care Division
2023	218,077	4.81	to	5.12	1,067,398	-	0.25	to	0.55	2.46	to	2.77
2022	221,693	4.70	to	4.98	1,059,257	-	0.25	to	0.55	(13.79)	to	(13.53)
2021	235,172	5.45	to	5.76	1,300,387	0.21	0.25	to	0.55	11.68	to	12.02
2020	206,043	4.88	to	5.14	1,021,762	0.34	0.25	to	0.55	13.83	to	14.17
2019	177,811	4.28	to	4.50	776,147	0.04	0.25	to	0.55	31.78	to	32.17
Invesco V.I. Main Street Division
2023	4,315,393	3.75	to	5.46	16,562,652	0.85	0.25	to	0.90	22.12	to	22.91
2022	4,492,401	3.06	to	4.47	14,057,896	1.48	0.25	to	0.90	(20.85)	to	(20.33)
2021	4,671,307	3.86	to	5.65	18,399,746	0.71	0.25	to	0.90	26.43	to	27.25
2020	4,868,492	3.79	to	4.47	15,106,840	1.51	0.25	to	0.90	12.92	to	13.66
2019	5,108,155	3.33	to	3.96	13,967,429	1.07	0.25	to	0.90	30.90	to	31.75
F-74

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Invesco V.I. Small Cap Equity Division[6]
2023	128,897	$-	-	$0.96	$123,550	-%	-%	-	0.60%	-%	-	16.58%
2022	60,691	-	-	0.82	49,903	-	-	-	0.60	-	-	(20.51)
Invesco V.I. Technology Division
2023	557,676	3.09	to	3.31	1,756,161	-	0.25	to	0.55	46.14	to	46.58
2022	529,251	2.12	to	2.26	1,140,631	-	0.25	to	0.55	(40.28)	to	(40.10)
2021	543,034	3.54	to	3.77	1,959,176	-	0.25	to	0.55	13.78	to	14.13
2020	421,186	3.12	to	3.30	1,340,222	-	0.25	to	0.55	45.31	to	45.75
2019	435,268	2.14	to	2.27	952,543	-	0.25	to	0.55	35.13	to	35.54
Janus Henderson Balanced Division
2023	916,564	4.62	to	4.91	4,298,841	1.80	0.25	to	0.55	14.50	to	14.85
2022	942,788	4.03	to	4.28	3,859,458	0.98	0.25	to	0.55	(17.07)	to	(16.83)
2021	967,560	4.86	to	5.14	4,769,561	0.67	0.25	to	0.55	16.27	to	16.62
2020	971,923	4.18	to	4.41	4,117,190	1.52	0.25	to	0.55	13.40	to	13.74
2019	1,044,128	3.69	to	3.88	3,894,534	1.61	0.25	to	0.55	21.60	to	21.97
Janus Henderson Forty Division
2023	4,080,387	5.33	to	5.72	22,328,419	0.19	0.25	to	0.55	39.20	to	39.61
2022	4,272,388	3.83	to	4.10	16,768,158	0.19	0.25	to	0.55	(33.92)	to	(33.72)
2021	4,439,280	5.80	to	6.19	26,341,966	-	0.25	to	0.55	22.22	to	22.59
2020	4,684,583	4.74	to	5.05	22,730,497	0.27	0.25	to	0.55	38.64	to	39.05
2019	4,977,104	3.42	to	3.63	17,397,583	0.15	0.25	to	0.55	36.41	to	36.82
Janus Henderson Global Research Division
2023	6,508,519	2.03	to	2.18	13,534,621	0.93	0.25	to	0.55	26.08	to	26.46
2022	6,484,464	1.61	to	1.73	10,671,243	1.06	0.25	to	0.55	(19.85)	to	(19.61)
2021	6,542,222	2.01	to	2.15	13,413,815	0.52	0.25	to	0.55	17.44	to	17.80
2020	6,895,680	1.71	to	1.82	12,046,888	0.73	0.25	to	0.55	19.40	to	19.76
2019	7,180,994	1.43	to	1.52	10,493,358	1.00	0.25	to	0.55	28.34	to	28.72
MFS® Global Real Estate Division[6]
2023	14,221	-	-	0.85	12,038	0.92	-	-	0.60	-	-	11.46
2022	9,237	-	-	0.76	7,015	1.49	-	-	0.60	-	-	(26.94)
MFS® Growth Series Division[6]
2023	16,984	-	-	0.93	15,873	-	-	-	0.60	-	-	35.86
MFS® International Intrinsic Value Division[6]
2023	72,712	-	-	0.91	66,456	0.94	-	-	0.60	-	-	17.66
2022	17,645	-	-	0.78	13,707	0.83	-	-	0.60	-	-	(23.56)
MFS® Investors Trust Division
2023	31,859	6.07	to	6.45	199,939	0.73	0.25	to	0.55	18.33	to	18.68
2022	35,596	5.13	to	5.44	187,757	0.67	0.25	to	0.55	(16.95)	to	(16.70)
2021	43,579	6.17	to	6.53	276,832	0.61	0.25	to	0.55	26.12	to	26.50
2020	45,535	4.89	to	5.16	228,659	0.63	0.25	to	0.55	13.24	to	13.58
2019	53,540	4.32	to	4.54	237,080	0.71	0.25	to	0.55	30.86	to	31.25
MFS® Mid Cap Value Division[6]
2023	156,833	-	-	1.06	166,515	2.22	-	-	0.60	-	-	12.73
2022	7,189	-	-	0.94	6,771	1.26	-	-	0.60	-	-	(8.79)
F-75

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MFS® New Discovery Division
2023	199,712	$6.51	to	$6.93	$1,319,477	-%	0.25%	to	0.55%	13.79%	to	14.13%
2022	198,893	5.73	to	6.07	1,153,678	-	0.25	to	0.55	(30.14)	to	(29.93)
2021	206,540	8.20	to	8.67	1,713,165	-	0.25	to	0.55	1.24	to	1.55
2020	198,887	8.09	to	8.54	1,629,179	-	0.25	to	0.55	45.09	to	45.52
2019	189,676	5.58	to	5.87	1,065,022	-	0.25	to	0.55	40.92	to	41.35
MFS® Value Division[6]
2023	588,832	-	-	1.04	611,859	2.04	-	-	0.60	-	-	7.93
2022	173,491	-	-	0.96	167,026	1.25	-	-	0.60	-	-	(5.91)
MML Aggressive Allocation Division[6]
2023	85,116	-	-	1.02	86,393	2.81	-	-	0.60	-	-	18.32
2022	37,587	-	-	0.86	32,245	2.17	-	-	0.60	-	-	(15.90)
MML American Funds Growth Division[6]
2023	312,749	-	-	0.99	308,298	1.30	-	-	0.60	-	-	37.96
2022	197,587	-	-	0.71	141,183	0.46	-	-	0.60	-	-	(30.29)
MML Balanced Allocation Division[6]
2023	8,579	-	-	0.97	8,320	0.73	-	-	0.60	-	-	12.47
2022	106,143	-	-	0.86	91,521	4.47	-	-	0.60	-	-	(14.73)
MML Blend Division
2023	5,197,567	3.63	to	4.04	19,502,262	1.70	0.25	to	0.55	16.97	to	17.32
2022	5,365,568	3.10	to	3.44	17,184,867	1.36	0.25	to	0.55	(17.05)	to	(16.80)
2021	5,593,994	3.74	to	4.13	21,565,470	2.11	0.25	to	0.55	14.39	to	14.74
2020	5,888,589	3.27	to	3.60	19,854,871	-	0.25	to	0.55	12.25	to	12.58
2019	6,148,181	2.91	to	3.20	18,443,353	2.43	0.25	to	0.55	20.72	to	21.08
MML Blue Chip Growth Division
2023	2,044,164	0.91	to	4.39	6,421,821	-	0.25	to	0.60	49.16	to	49.53
2022	2,081,871	2.05	to	2.94	4,393,641	-	0.25	to	0.55	(39.83)	to	(39.65)
2021	2,198,892	3.40	to	4.88	7,706,004	-	0.25	to	0.55	15.70	to	16.05
2020	2,293,703	2.94	to	4.20	6,938,832	-	0.25	to	0.55	33.67	to	34.07
2019	2,449,014	2.20	to	3.14	5,530,604	-	0.25	to	0.55	29.13	to	29.52
MML Conservative Allocation Division[6]
2023	22,875	-	-	0.96	21,961	4.71	-	-	0.60	-	-	11.66
2022	5,000	-	-	0.86	4,299	4.13	-	-	0.60	-	-	(14.74)
MML Dynamic Bond Division[6]
2023	8,676	-	-	0.93	8,059	6.08	-	-	0.60	-	-	7.99
2022	4,418	-	-	0.86	3,801	4.01	-	-	0.60	-	-	(13.98)
MML Equity Division
2023	12,417,944	1.07	to	3.70	42,224,713	2.11	0.25	to	0.60	9.05	to	9.32
2022	13,196,820	3.08	to	3.39	41,303,532	1.62	0.25	to	0.55	(5.17)	to	(4.88)
2021	13,695,916	3.25	to	3.56	45,209,185	1.66	0.25	to	0.55	29.55	to	29.94
2020	14,662,278	2.51	to	2.74	37,318,429	2.33	0.25	to	0.55	2.46	to	2.77
2019	15,654,868	2.45	to	2.67	38,922,493	2.05	0.25	to	0.55	25.23	to	25.61
MML Equity Income Division[6]
2023	80,077	-	-	1.09	87,052	2.27	-	-	0.60	-	-	9.54
F-76

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Equity Index Division
2023	11,999,022	$4.97	to	$5.88	$59,220,858	1.40%	0.25%	to	0.55%	25.24%	to	25.61%
2022	12,677,806	3.97	to	4.68	49,911,583	1.24	0.25	to	0.55	(18.80)	to	(18.55)
2021	13,438,070	4.89	to	5.75	64,913,639	1.43	0.25	to	0.55	27.67	to	28.05
2020	14,122,463	3.83	to	4.49	53,409,222	1.86	0.25	to	0.55	17.57	to	17.92
2019	14,958,794	3.26	to	3.81	48,088,655	2.92	0.25	to	0.55	30.34	to	30.73
MML Focused Equity Division[6]
2023	56,573	-	-	1.07	60,558	0.97	-	-	0.60	-	-	9.88
MML Foreign Division[6]
2023	87,192	-	-	1.03	89,474	1.50	-	-	0.60	-	-	16.22
2022	59,319	-	-	0.88	52,376	3.92	-	-	0.60	-	-	(14.58)
MML Global Division[6]
2023	16,979	-	-	0.96	16,319	0.85	-	-	0.60	-	-	14.08
2022	19,572	-	-	0.84	16,489	2.48	-	-	0.60	-	-	(18.00)
MML Growth Allocation Division[6]
2023	235,054	-	-	1.00	234,861	2.89	-	-	0.60	-	-	15.98
2022	169,001	-	-	0.86	145,598	4.61	-	-	0.60	-	-	(15.30)
MML Income & Growth Division[6]
2023	60,476	-	-	1.12	67,514	1.92	-	-	0.60	-	-	9.19
2022	62,250	-	-	1.02	63,645	1.49	-	-	0.60	-	-	(0.31)
MML Inflation-Protected and Income Division
2023	824,224	1.83	to	1.95	1,525,020	4.73	0.25	to	0.55	4.85	to	5.17
2022	780,434	1.74	to	1.85	1,377,748	2.66	0.25	to	0.55	(13.82)	to	(13.56)
2021	780,377	2.02	to	2.14	1,598,174	1.05	0.25	to	0.55	5.82	to	6.13
2020	809,571	1.91	to	2.02	1,567,317	0.11	0.25	to	0.55	10.51	to	10.84
2019	815,083	1.73	to	1.82	1,426,208	2.44	0.25	to	0.55	7.72	to	8.04
MML Large Cap Growth Division[6]
2023	77,676	-	-	1.11	85,949	-	-	-	0.60	-	-	51.71
2022	52,920	-	-	0.73	38,599	-	-	-	0.60	-	-	(27.55)
MML Managed Bond Division
2023	3,600,784	0.90	to	2.58	8,414,738	3.99	0.25	to	0.60	6.43	to	6.70
2022	3,574,803	2.19	to	2.43	8,063,734	3.10	0.25	to	0.55	(15.47)	to	(15.22)
2021	3,646,841	2.59	to	2.86	9,722,049	3.17	0.25	to	0.55	0.26	to	0.56
2020	3,648,610	2.58	to	2.85	9,681,421	0.10	0.25	to	0.55	7.12	to	7.44
2019	3,657,379	2.41	to	2.65	9,052,047	3.70	0.25	to	0.55	9.21	to	9.54
MML Managed Volatility Division
2023	736,150	2.32	to	2.49	1,783,242	0.58	0.25	to	0.55	12.26	to	12.59
2022	772,465	2.07	to	2.21	1,663,432	0.48	0.25	to	0.55	(12.53)	to	(12.27)
2021	786,050	2.37	to	2.52	1,930,357	0.85	0.25	to	0.55	10.93	to	11.26
2020	1,103,239	2.13	to	2.26	2,450,343	1.36	0.25	to	0.55	6.10	to	6.41
2019	1,173,098	2.01	to	2.13	2,450,638	1.55	0.25	to	0.55	11.28	to	11.62
MML Mid Cap Growth Division[6]
2023	188,351	-	-	0.94	177,385	-	-	-	0.60	-	-	22.64
2022	69,499	-	-	0.77	53,370	-	-	-	0.60	-	-	(25.11)
MML Mid Cap Value Division[6]
2023	79,704	-	-	1.08	86,007	2.59	-	-	0.60	-	-	5.97
F-77

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Moderate Allocation Division[6]
2023	55,065	$-	-	$0.98	$54,076	3.12%	-%	-	0.60%	-%	-	13.90%
2022	41,779	-	-	0.86	36,023	3.48	-	-	0.60	-	-	(14.97)
MML Short-Duration Bond Division[6]
2023	20,969	-	-	0.99	20,678	4.69	-	-	0.60	-	-	6.94
2022	4,303	-	-	0.92	3,967	3.45	-	-	0.60	-	-	(7.79)
MML Small Cap Equity Division
2023	2,722,252	1.02	to	5.63	16,842,706	1.29	0.25	to	0.60	17.52	to	17.81
2022	2,727,693	4.79	to	5.50	14,569,026	0.71	0.25	to	0.55	(16.34)	to	(16.09)
2021	2,813,218	5.71	to	6.58	18,003,983	0.43	0.25	to	0.55	22.08	to	22.45
2020	3,051,892	4.66	to	5.39	15,989,571	0.54	0.25	to	0.55	20.03	to	20.39
2019	3,218,346	3.87	to	4.49	14,044,785	0.47	0.25	to	0.55	25.77	to	26.15
MML Small Cap Growth Equity Division
2023	2,345,006	0.93	to	5.67	7,815,423	-	0.25	to	0.60	16.55	to	16.84
2022	2,077,144	3.63	to	4.86	6,638,520	-	0.25	to	0.55	(23.58)	to	(23.35)
2021	1,727,118	4.75	to	6.34	8,407,549	-	0.25	to	0.55	6.72	to	7.04
2020	1,763,635	4.45	to	5.93	8,040,806	-	0.25	to	0.55	34.88	to	35.28
2019	1,911,001	3.30	to	4.38	6,452,654	-	0.25	to	0.55	33.59	to	33.99
MML Strategic Emerging Markets Division[6]
2023	15,538	-	-	0.81	12,640	0.11	-	-	0.60	-	-	10.47
MML Total Return Bond Division[6]
2023	35,825	-	-	0.90	32,192	2.73	-	-	0.60	-	-	5.45
2022	10,646	-	-	0.85	9,073	2.14	-	-	0.60	-	-	(14.70)
MML U.S. Government Money Market Division
2023	11,058,708	1.06	to	1.44	13,469,550	4.52	0.25	to	0.60	4.38	to	4.64
2022	6,738,678	1.25	to	1.38	8,366,620	1.15	0.25	to	0.55	0.66	to	0.97
2021	6,554,870	1.24	to	1.36	8,229,386	-	0.25	to	0.55	(0.55)	to	(0.24)
2020	7,052,178	1.24	to	1.37	8,882,862	0.20	0.25	to	0.55	(0.32)	to	(0.02)
2019	5,709,215	1.25	to	1.37	7,218,814	1.69	0.25	to	0.55	1.15	to	1.45
PIMCO Global Bond Opportunities Division (Unhedged)[6]
2023	77,083	-	-	0.94	72,553	2.25	-	-	0.60	-	-	5.26
2022	80,102	-	-	0.89	71,625	1.15	-	-	0.60	-	-	(11.01)
PIMCO High Yield Division[6]
2023	51,386	-	-	1.02	52,173	2.40	-	-	0.60	-	-	12.25
PIMCO Real Return Division[6]
2023	4,846	-	-	0.92	4,479	2.91	-	-	0.60	-	-	3.67
2022	1,762	-	-	0.89	1,571	2.87	-	-	0.60	-	-	(11.91)
PIMCO Total Return Division[6]
2023	26,526	-	-	0.91	24,086	3.55	-	-	0.60	-	-	5.94
2022	15,857	-	-	0.86	13,592	1.54	-	-	0.60	-	-	(14.31)
T. Rowe Price Blue Chip Growth Division
2023	725,361	7.90	to	8.41	5,839,884	-	0.25	to	0.55	48.47	to	48.92
2022	739,801	5.32	to	5.65	4,008,886	-	0.25	to	0.55	(38.84)	to	(38.66)
2021	765,546	8.70	to	9.21	6,779,214	-	0.25	to	0.55	16.98	to	17.33
2020	885,192	7.44	to	7.85	6,711,833	-	0.25	to	0.55	33.54	to	33.94
2019	888,438	5.57	to	5.86	5,038,063	-	0.25	to	0.55	29.18	to	29.56
F-78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
T. Rowe Price Equity Income Division
2023	1,507,231	$4.77	to	$5.07	$7,337,651	2.10%	0.25%	to	0.55%	8.94%	to	9.27%
2022	1,620,257	4.38	to	4.64	7,235,090	1.89	0.25	to	0.55	(3.87)	to	(3.58)
2021	1,533,421	4.55	to	4.82	7,109,686	1.56	0.25	to	0.55	24.86	to	25.24
2020	1,625,637	3.65	to	3.85	6,023,493	2.36	0.25	to	0.55	0.63	to	0.93
2019	1,608,988	3.62	to	3.81	5,920,017	2.30	0.25	to	0.55	25.71	to	26.08
T. Rowe Price Limited-Term Bond Division[6]
2023	965	-	-	1.00	967	3.22	-	-	0.60	-	-	4.95
2022	470	-	-	0.96	449	1.94	-	-	0.60	-	-	(4.52)
T. Rowe Price Mid-Cap Growth Division
2023	6,188,322	10.12	to	11.29	61,055,675	-	0.25	to	0.55	19.30	to	19.66
2022	6,602,436	8.48	to	9.44	54,630,553	-	0.25	to	0.55	(23.00)	to	(22.77)
2021	6,954,914	11.02	to	12.22	74,689,436	-	0.25	to	0.55	14.22	to	14.56
2020	7,370,682	9.65	to	10.67	69,088,919	-	0.25	to	0.55	23.13	to	23.50
2019	7,890,891	7.84	to	8.64	60,043,741	0.13	0.25	to	0.55	30.57	to	30.96
Templeton Foreign VIP Division
2023	2,313,100	1.96	to	2.23	4,681,550	3.23	0.25	to	0.55	20.10	to	20.46
2022	2,303,149	1.63	to	1.86	3,880,577	3.04	0.25	to	0.55	(8.11)	to	(7.84)
2021	2,238,912	1.77	to	2.01	4,092,397	1.85	0.25	to	0.55	3.59	to	3.90
2020	2,227,458	1.71	to	1.94	3,928,060	3.38	0.25	to	0.55	(1.70)	to	(1.40)
2019	2,414,470	1.74	to	1.96	4,322,882	1.74	0.25	to	0.55	11.91	to	12.25
Templeton Global Bond VIP Division[6]
2023	8,173	-	-	0.98	8,048	-	-	-	0.60	-	-	3.19
2022	4,252	-	-	0.95	4,057	-	-	-	0.60	-	-	(4.85)
Vanguard VIF Balanced Division[6]
2023	84,833	-	-	0.99	84,270	1.18	-	-	0.60	-	-	14.33
2022	12,456	-	-	0.87	10,823	0.43	-	-	0.60	-	-	(14.30)
Vanguard VIF Capital Growth Division[6]
2023	120,947	-	-	1.11	134,373	1.14	-	-	0.60	-	-	27.98
2022	57,447	-	-	0.87	49,870	0.90	-	-	0.60	-	-	(15.49)
Vanguard VIF Diversified Value Division[6]
2023	86,592	-	-	1.08	93,789	1.29	-	-	0.60	-	-	20.13
2022	62,345	-	-	0.90	56,214	-	-	-	0.60	-	-	(11.49)
Vanguard VIF Equity Income Division[6]
2023	303,023	-	-	1.11	335,157	2.93	-	-	0.60	-	-	8.10
2022	160,794	-	-	1.02	164,523	1.29	-	-	0.60	-	-	(0.66)
Vanguard VIF Growth Division[6]
2023	11,286	-	-	0.94	10,619	-	-	-	0.60	-	-	40.14
Vanguard VIF International Division[6]
2023	135,773	-	-	0.81	110,506	1.48	-	-	0.60	-	-	14.65
Vanguard VIF Real Estate Index Division[6]
2023	41,678	-	-	0.86	35,916	2.25	-	-	0.60	-	-	11.70
2022	26,504	-	-	0.77	20,448	0.32	-	-	0.60	-	-	(26.30)
Vanguard VIF Short-Term Investment-Grade Division[6]
2023	79,027	-	-	1.00	79,167	1.27	-	-	0.60	-	-	6.16
2022	40,221	-	-	0.94	37,954	-	-	-	0.60	-	-	(5.72)
F-79

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

1 The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division/sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division/sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the division/sub-account invests.

2 The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3 The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

4 See Note 2 to the financial statements for the previous name of this division.

5 After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the division name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Division.

6 This Division/Fund became available to the Separate Account as an investment option on December 13, 2021, but it is presented from the year when the investment or unit activity has been started.

B.	The separate account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	Effective annual rate of 0.25% of the policy’s average daily net assets
This charge is assessed through a reduction in unit values.	in the Separate Account
Administrative Charge	$5 to $12 per month
This charge is assessed through a redemption of units.
Mortality and Expense Risk Charge	Effective annual rate of 0.25% - 0.65% of the policy’s
This charge is assessed through a reduction in unit values	assets held in the Separate Account.
or through the redemption of units.
Face Amount Charge	$0.00 to $0.17 per $1,000 of face amount or charge is based
This charge is assessed through a redemption of units.	on the initial selected face amount of the Policy
Insurance Charge/Cost of Insurance Charge	$0.00 to $70.83 per $1,000 of insurance risk
This charge is assessed through a redemption of units.
Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk
This charge is assessed through a redemption of units.	$0.08 to $83.33 per $1,000 of face amount
Loan Interest Rate Expense Charge	Effective annual rate of 0.00% to 1.50% of the loan amount
This charge is assessed through a redemption of units.
F-80

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

Rider Charges:
The rider charges do not apply to all segments within the Separate Account.
These charges are assessed through the redemption of units.
A. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions
$0.00 to $0.09318 per $1,000 of insurance risk
B. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount
C. Other Insured	$0.03 to $25.01 per $1,000 of insurance risk
D. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions
E. Estate Protection	$0.00 to $14.97 per $1,000 of insurance risk
F. Survivorship Term	$0.00 to $23.52 per $1,000 of insurance risk
$0.00 to $0.04 per $1,000 of face amount
G. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount
H. Term Rider	$0.00 to $31.33 per $1,000 of insurance risk

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 7, 2024, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-81

PART C
OTHER INFORMATION

Item 30.       Exhibits

Exhibit (a)

Resolution of Board of Directors of C.M. Life Insurance Company, authorizing the establishment of the Separate Account – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 between MML  Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023

iii.

Template for Insurance Products Distribution Agreement (Version 04/15) (MML Distributors, LLC, Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

Exhibit (d)	i.	Flexible Premium Adjustable Variable Life Insurance Policy – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
	ii.	Cash Surrender Value Enhancement Rider – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
	iii.	Overloan Protection Rider – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
	iv.	Supplemental Monthly Term Insurance Rider – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
Exhibit (e)	i.	Individual Life Application – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
	ii.	Individual Life Insurance Policy Change Form – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
Exhibit (f)	i.

Charter documentation of C.M. Life Insurance Company as approved April 25, 1980 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

	ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
Exhibit (g)	Reinsurance Contracts
	i.	Hannover Life Reassurance Company of America
		a.	Automatic and Facultative YRT Agreement effective January 1, 2023 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company (*)
	ii.	Swiss Re Life & Health America, Inc.
		a.	Automatic and Facultative YRT Agreement effective January 1, 2023 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) (*)
Exhibit (h)	i.	Participating, Selling, Servicing Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

				i.	Amendment No. 1 dated April 30, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 24, 2019 (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021

				iii.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022

2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
		ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
b.	American Funds® Funds
1.

Participation Agreement dated as of March 7, 2003 (American Funds Insurance Series, Capital Research and Management Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment dated as of May 1, 2006 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Amendment No. 2 dated as of April 30, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 3 dated as of December 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
		iv.	Amendment No. 4 dated as of September 15, 2021 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		v.	Amendment No. 5 dated as of April 2, 2024 (*)
2.

Business Agreement dated as of March 7, 2003 (C.M. Life Insurance Company, MML Distributors, LLC, American Funds Distributors, Inc. and Capital Research and Management Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	First amendment effective May 1, 2013 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		ii.	Second amendment dated as of September 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement File No. 333-50410 filed April 21, 2022
		iii.	Third amendment dated as of April 2, 2024 (*)
c.	BlackRock Funds
1.

Participation Agreement dated as of February 1, 2017, as amended (BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		iii.	Third Amendment effective as of April 1, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
iv.

Fourth Amendment effective as of November 1, 2021 adding C.M. Life Insurance Company, as a party – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022

		v.	Amendment regarding Rules 30e-3 and 498A as of April 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Administrative Services Agreement dated as of February 1, 2017 (BlackRock Advisors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
3.

Distribution & Marketing Support Agreement effective February 1, 2017 (BlackRock Advisors, LLC, Massachusetts Mutual Life Insurance Company, MML Investors Services, LLC and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment effective September 17, 2018 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed April 26, 2019
		ii.	Second Amendment effective as of November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
4.

Distribution Sub-Agreement dated as of April 1, 2021 (Blackrock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021

		i.	First Amendment effective as of April 23, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
		ii.	Second Amendment effective November 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
d.	BNY Funds (formerly Dreyfus Funds)
1.

Fund Participation Agreement dated as of January 1, 2017 (Each Participating Fund, The Corporation including MBSC Securities Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 22, 2021 (adding C.M. Life Insurance Company as a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

2.

Administrative Services Agreement effective as of January 1, 2017 (The Dreyfus Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 22, 2021 (adding C.M. Life Insurance Company as a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

3.

Distribution Advanced Market Letter Agreement dated January 1, 2017 (MBSC Securities Corporation, Massachusetts Mutual Life Insurance Company, MML Investors Services, LLC and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	Amendment No. 1 dated September 22, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
e.	Delaware Funds
1.

Participation Agreement dated as of October 10, 2016 (Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		ii.	Amendment as of January 1, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 2 dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		iv.	Amendment No. 3 dated July 25, 2023 (*)
2.

Service Agreement dated as of October 10, 2016 (Delaware Distributors L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
		ii.	Amendment No. 2 dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		iii.	Amendment No. 3 dated July 25, 2023 (*)
3.

Delaware Funds Dealer’s Agreement dated October 24, 2016 (Delaware Distributors L.P. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment No. 2 dated October 20, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
f.	Dimensional Funds
1.

Participation Agreement dated as of January 27, 2021 (DFA Investment Dimensions Group Inc, Dimensional Fund Advisors LP, DFA Securities LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment effective as of July 1, 2021 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Joinder dated August 23, 2021 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
g.	Eaton Vance Funds
1.

Participation Agreement dated as of January 30, 2017 (Eaton Vance Variable Trust, Eaton Vance Distributors, Inc. and Massachusetts Mutual Life Insurance Company and its Separate Accounts) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated December 14, 2020 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-215823 filed April 28, 2021
ii.

Amendment No. 2 dated August 10, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		iii.	Amendment No. 3 dated July 14, 2023 (*)

2.

Shareholder Servicing Agreement dated as of January 30, 2017 (Eaton Vance Variable Trust and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated August 10, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

h.	Fidelity Funds
1.

Amended and Restated Participation Agreement dated September 28, 2021 (Fidelity Distributors Company, LLC, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	First Amendment dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		ii.	Second Amendment effective August 7, 2023 – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement effective September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
i.	Franklin Templeton Funds
1.

Participation Agreement dated as of May 1, 2000 (Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment effective April 15, 2001 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 1, 2003 (MML Distributors, LLC becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		iii.	Amendment No. 3 effective June 5, 2007 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4 dated October 25, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
v.

Addendum effective as of March 20, 2012 (with MML Distributors, LLC) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		vi.	Amendment effective as of January 15, 2013 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		vii.	Amendment No. 6 executed as of August 6, 2014 – Incorporated by reference to Pre-Effective Amendment No. 1 Registration Statement File No. 333-259818 filed December 17, 2021

		viii.	Amendment No. 7 dated July 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017
		ix.	Amendment No. 8 dated September 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2021
		x.	Amendment dated as of June 25, 2021 (*)
		xi.	Amendment as of September 1, 2022 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		xii.	Amendment No. 11 effective July 25, 2023 (*)
2.

Administrative Services Agreement dated May 1, 2002 (Franklin Templeton Services, LLC, Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023

		i.	Amendment No. 1 dated August 10, 2005 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		ii.	Amendment No. 2 dated December 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		iii.	Amendment No. 3 dated October 14, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		iv.	Amendment No. 4 dated September 8, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-49457 filed April 28, 2021
		v.	Amendment No. 5 executed October 4, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		vi.	Amendment dated August 17, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
		vii.	Amendment No. 7 executed as of June 25, 2023 (*)
j.	Goldman Sachs Funds
1.

Participation Agreement dated as of November 1, 1999 (Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment No. 1 effective May 1, 2000 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Amendment No. 2 effective April 15, 2001 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment No. 3 effective April 6, 2011 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment No. 4, dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		v.	Amendment Regarding Rules 30e-3 and 498A, dated September 28, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Administrative Services Agreement dated November 1, 1999 (Goldman, Sachs & Co. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

	3.	Service Class Service Agreement dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
k.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Pre-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 3 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022
vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

l.	Lincoln Funds
1.

Fund Participation Agreement as of May 1, 2023 (Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) - Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

		i.	Amendment effective April 29, 2024 (*)
2.

Administrative Services Agreement as of May 1, 2023 (Lincoln Investment Advisors Corporation, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) - Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-215823 filed April 25, 2023

		i.	First Amendment to Administrative Services Agreement effective April 29, 2024 (*)
	3.	Distribution Services Agreement as of April 29, 2024 (Lincoln Financial Distributors, Inc., MML Investors Services, LLC and MML Strategic Distributors, LLC) (*)
m.	Lord Abbett Series Funds
1.

Fund Participation Agreement as of February 7, 2017 (Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

2.

Service Agreement dated as of February 7, 2017 (Lord Abbett Series Fund, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

3.

Administrative Services Agreement dated as of February 7, 2017 (Lord Abbett Series Fund, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

i.

Amendment No. 1 dated September 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

n.	MFS® Funds
1.

Amended and Restated Participation Agreement dated October 1, 2016 (MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, MFS® Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment dated September 7, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
2.

Shareholder Services Letter Agreement (re Administrative Services) dated October 1, 2016 (MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and C.M Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

o.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
p.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020

		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
q.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
	2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust effective as of March 1, 2017 (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) - Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
r.	Schwab Funds
	1.	Form of Participation Agreement (C.M. Life Insurance Company, Schwab Annuity Portfolios, and Charles Schwab & Co., Inc.) (*)
s.	T. Rowe Price Funds
1.

Participation Agreement dated as of June 1, 1998 (T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

i.

Amendment effective December 15, 1999 (T. Rowe Price Fixed Income Series, Inc., becomes a party), – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		ii.	Amendment effective May 1, 2003 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iii.	Amendment effective May 1, 2006 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		iv.	Amendment effective January 7, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		v.	Amendment effective March 21, 2013 – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021
		vi.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
		vii.	Amendment dated April 7, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-259818 filed April 25, 2023
	2.	Administrative Fee Letter Agreement effective May 1, 2024 (T. Rowe Price Services, Inc. and Massachusetts Mutual Life Insurance Company) (*)

		3.	Supplement to the Variable Insurance Portfolio Administrative Fee Agreement dated May 1, 2024 (T. Rowe Price Associates, Inc. and Massachusetts Mutual Life Insurance Company) (*)
4.

Distribution Services Agreement dated September 1, 2016 among T. Rowe Price Investment Services, Inc., Massachusetts Mutual Life Insurance Company MML Investors Services, LLC and MML Distributors, LLC. – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

			i.	Amendment dated December 9, 2021 – Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement File No. 333-49457 filed April 21, 2022
	t.	TOPS Funds
1.

Participation Agreement dated October 9, 2020 by and among Northern Lights Variable Trust, Services, Advisers, Inc., Northern Lights Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

i.

Amendment No. 1 effective March 17, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

			ii.	Amendment No. 2 dated August 17, 2021 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
			iii.	Amendment No. 3 dated June 26, 2023 (*)
	u.	Vanguard Funds
1.

Participation Agreement dated September 16, 2021 among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and C.M. Life Insurance Company – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

			i.	Revised Schedule A effective as of June 21, 2023 – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
2.

Defined Contribution Clearance & Settlement Agreement dated June 16, 2020 among The Vanguard Group, Inc. and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

			i.	Revised Schedule I effective as of September 16, 2021 – Incorporated by reference to Pre- Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
			ii.	Revised Schedule I effective as of June 21, 2023 – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
3.

Networking Agreement dated June 16, 2020 among The Vanguard Group, Inc. and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

			i.	Revised Schedule I effective as of September 16, 2021 – Incorporated by reference to Pre- Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
	v.	Western Asset Funds
1.

Participation Agreement dated December 2, 2020 (Massachusetts Mutual Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor) (*)

			i.	Amendment No. 1 dated May 1, 2023 (*)
			ii.	Amendment No. 2 dated July 25, 2023 (*)
ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

American Funds Service Company effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		1.	Amendment No. 1 dated August 22, 2008 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

c.

Delaware VIP Trust, Delaware Distributors, L.P. dated as of October 10, 2016 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

d.

Eaton Vance dated as of January 30, 2017 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

e.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Franklin/Templeton Distributors, Inc. effective April 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

g.

Goldman Sachs & Co. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

h.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

i.

MFS®  Fund Distributors, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

j.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

k.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

l.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

m.

T. Rowe Price Services, Inc., T. Rowe Price Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

1.

Amendment dated as of March 1, 2017 (T. Rowe Price Fixed Income Series, Inc. and T. Rowe Price Equity Series, Inc. are each made a party to the agreement) – Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement File No. 333-22557 filed April 26, 2017

		2.	Amendment dated November 11, 2020 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-49457 filed April 28, 2021
Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)

Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

Exhibit (l)	Not Applicable.
Exhibit (m)	Not Applicable.

Exhibit (n)	i.	Auditor Consents: (*)
		•	Company Financial Statements
		•	Separate Account Financial Statements
	ii.	a. Powers of Attorney for:
		•	Roger W. Crandall
		•	Michael J. O’Connor
		•	Paul LaPiana
		•	Elizabeth A. Ward

– Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
b. Power of Attorney for Keith McDonagh (*)
Exhibit (o)	Not Applicable.
Exhibit (p)	Not Applicable.
Exhibit (q)	SEC Procedures Memorandum dated April 29, 2024, describing C.M. Life Insurance Company issuance, transfer, and redemption procedures for the C. M. Life Electrum Select Policy (*)
(*)	Filed herewith

Item 31.       Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President,
and Chief Executive Officer
1295 State Street
Springfield, MA 01111

Michael J. O’Connor, Director
and General Counsel
1295 State Street
Springfield, MA 01111

Paul LaPiana, Director
and Executive Vice President
1295 State Street
Springfield, MA 01111

Elizabeth A. Ward, Director, Executive Vice President,
and Chief Financial Officer
1295 State Street
Springfield, MA 01111

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Keith McDonagh, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210 Akintokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111

Julieta Sinisgalli, Treasurer
1295 State Street
Springfield, MA 01111

Eric Partlan, Executive Vice President
1295 State Street
Springfield, MA 01111

Dominic Blue, Executive Vice President
1295 State Street
Springfield, MA 01111

Item 32.       Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

As of 2-29-24

I.                DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.               C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation.

1.               MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation.

2.               CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company.

3.               CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

4.               CM Life Mortgage Lending LLC (March 16, 2023), a Delaware limited liability company.

B.               MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company (MassMutual – 99% and MassMutual Holding LLC – 1%).

C.               MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.               MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company.

a)               MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company.

b)               MMLISI Financial Alliances, LLC (June 27, 2001), a Delaware limited liability company.

2.               MassMutual Assignment Company (October 4, 2000), a North Carolina corporation.

3.               MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.               LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.               MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company.

a)               MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b)               MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company.

c)               MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company.

d)               MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company.

e)               MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company.

f)                MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company.

g)               MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company.

(1)               MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company.

(a)               MMV UK/SEA Limited (May 23, 2023), a company established in England and Wales.

(b)	MassMutual Ventures India Private Limited (January 10, 2024), an India company.

6.               Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company.

7.               MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company.

8.               Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.               Sleeper Street LLC (October 4, 2019), a Delaware limited liability company.

10.               MM Catalyst Fund LLC (November 25, 2020), a Delaware limited liability company.

11.               MM Catalyst Fund II LLC (February 6, 2023), a Delaware limited liability company.

12.               MM Asset Management Holding LLC, a Delaware limited liability company.

a)               Barings LLC (July 5, 1940), a Delaware limited liability company.

(1)               Barings Securities LLC (July 1, 1994), a Delaware limited liability company.

(2)               Barings Guernsey Limited (February 20, 2001), a company organized under the laws of Guernsey.

(a)               Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

(i)               Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales.

(a)               Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales.

(b)               Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales.

(c)               Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales.

(d)               Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg.

(e)               Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales.

(f)               Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg.

(ii)               Barings Italy S.r.l. (July 23, 2019), a company incorporated under the laws of Italy.

(iii)              Barings Sweden AB (July 16, 2019), a company incorporated under the laws of Sweden.

(iv)               Barings Asset Management Spain SL (October 13, 2019), a company incorporated under the laws of Spain.

(v)               Barings Netherlands B.V. (December 5, 2019), a company incorporated under the laws of the Netherlands.

(vi)               Barings GmbH (formerly Barings Real Estate GmbH) (January 8, 2014), a German limited liability company.

(vii)             Barings (U.K.) Limited (January 4, 1995), a company organized under the laws of England and Wales.

(viii)           Baring France SAS (July 24, 1997), a company incorporated under the laws of France.

(ix)               Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland.

(x)               Barings Switzerland Sàrl (December 18, 2013), a company established under the laws of Switzerland.

(3)               Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation.

(4)               Barings Real Estate Acquisitions LLC (January 10, 2022), a Delaware limited liability company.

(5)               BMC Holdings DE LLC (March 29, 2013), a Delaware limited liability company.

(6)               Barings Finance LLC (December 12, 2012), a Delaware limited liability company.

(a)               BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland.

(b)               BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware.

(c)               BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland.

(7)               Baring Asset Management (Asia) Holdings Limited (June 7, 1985), a company organized in Hong Kong.

(a)               Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

(b)               Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda.

(c)               Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

(d)               Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong.

(i)               Baring Asset Management Korea Limited, a regulated Korean company.

(ii)               Barings Investment Management (Shanghai) Limited (August 3, 2018), a company established under Chinese law.

(a)               Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018).

(e)               Barings Singapore Pte. Ltd. (November 16, 2020), a company established under the laws of Singapore.

(f)               Barings Australia Holding Company Pty Ltd (October 12, 2009).

(i)               Barings Australia Pty Ltd (October 16, 2009).

(g)               Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.

(8)               Barings Australia Real Estate Holdings Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia.

(a)               Barings Australia Real Estate Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia.

(i)               Barings Australia Property Partners Holdings Pty Ltd (May 5, 2010), a company established under the laws of Australia.

(9)               Barings Australia Structured Finance Holdings Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia.

(a)               Barings Australia Structured Finance Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia.

(i)               Gryphon Capital Partners Pty Ltd (January 2, 2014), a proprietary limited company established under the laws of Australia.

(a)               Gryphon Capital Management Pty Ltd (February 28, 2014), a proprietary limited company established under the laws of Australia.

D.               The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank.

E.               MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.               MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company.

1.               MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company.

G.               MSP-SC, LLC (August 4, 2009), a Delaware limited liability company.

H.               MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company.

I.                JFIN Parent LLC (July 15, 2021), a Delaware limited liability company. (MassMutual holds 50% voting ownership interest and Jefferies Financial Group Inc., LLC holds 50% voting ownership interest.)

1.               Apex Credit Holdings LLC (formerly known as Apex Credit Partners LLC, October 20, 2014), a Delaware limited liability company.

2.               Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company.

a)               JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation.

b)               Jeffries MM Lending LLC (October 14, 2011), a Delaware limited liability company.

c)               JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company.

d)               JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company.

e)               JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company.

f)                JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company.

g)               JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company.

(1)               Jefferies Finance Europe, S.L.P. (July 20, 2020), an alternative investment fund.

(2)               Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund.

h)               Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company.

(1)               JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company.

i)                JFIN Funding 2021 LLC (November 5, 2021), a Delaware limited liability company.

j)                Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation.

k)               Jefferies Credit Partners BDC Inc. (August 10, 2022), a Maryland corporation.

l)                Jefferies Credit Partners LLC (formerly known as JFIN Asset Management LLC) (June 8, 2020), a Delaware limited liability company.

(1)               Apex Credit Partners LLC (formerly known as Apex Newco LLC) (July 15, 2021), a Delaware limited liability company.

(2)               JDLF GP (Europe) S.a.r.l. (November 4, 2022), incorporated and existing under the laws of Luxembourg.

(3)               Jefferies Credit Management LLC (December 8, 2022), a Delaware limited liability company.

(4)               Jefferies Direct Lending Europe SCSp SICAV-RAIF (December 9, 2022), incorporated and existing under the laws of Luxembourg.

(5)               Jefferies Credit Management LLC (December 8, 2022), a Delaware limited liability company.

(a)               JCM GP I LLC (October 6, 2023), a Delaware limited liability company.

(6)               Senior Credit Investments, LLC (December 8, 2022), a Delaware limited liability company.

(7)               JCP GP I LLC (October 12, 2023), a Delaware limited liability company.

(8)               JCP Direct Lending CLO 2022 LLC (November 1, 2021), a Delaware limited liability company.

(9)               JDLF II GP LLC (January 7, 2022), a Delaware limited liability company.

(a)               JDLF II GP LP (January 7, 2022), a Delaware partnership.

(i)               Jefferies Direct Lending Fund II C LP (January 7, 2022), a Delaware partnership.

(a)               Jefferies DLF 2 C Holdings LLC (March 28, 2022), a Delaware limited liability company

(b)               Jefferies Direct Lending Fund II C SPE LLC (March 28, 2022), a Delaware limited liability company.

(10)             JDLF III GP LLC (January 30, 2024), a Delaware limited liability company.

(a)               JDLF III GP LP (January 30, 2024), a Delaware partnership.

(i)               Jefferies Direct Lending Fund III C LP (January 30, 2024), a Delaware partnership.

(11)             JFAM GP LLC (April 13, 2017), a Delaware limited liability company.

(a)               JFAM GP LP (April 13, 2017), a Delaware partnership.

(i)               Jefferies Direct Lending Fund C LP (November 25, 2019), a Delaware partnership.

(a)               Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company.

(b)               Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company.

(12)             JCP Direct Lending CLO 2023-1 LLC (May 11, 2023), a Delaware limited liability company.

(a)               JCP Direct Lending CLO 2023 Ltd. (May 23, 2023), a Jersey Channel Islands private limited company.

m)               Jefferies Senior Lending LLC (April 26, 2021), a Delaware limited liability company.

n)               JFIN Revolver SPE1 2022 LLC (March 9, 2022), a Delaware limited liability company.

o)               JFIN Revolver SPE3 2022 LLC (August 31, 2022), a Delaware limited liability company.

p)               JFIN Revolver SPE4 2022 LLC (August 31, 2022), a Delaware limited liability company.

q)               JFIN Revolver SPE4 2022 Ltd., a Cayman Islands company.

r)                SFL Parkway Funding 2022 LLC (August 9, 2022), a Delaware limited liability company.

s)               JCP Private Loan Management GP LLC (March 16, 2023), a Delaware limited liability company.

(1)               JCP Private Loan Management LP (March 16, 2023), a Delaware limited partnership.

t)                Beauty Brands Acquisition Holdings LLC (January 9, 2023), a Delaware limited liability company.

(1)               Beauty Brands Acquisition LLC (December 2, 2022), a Delaware limited liability company.

(a)               Beauty Brands Acquisition Intermediate LLC (December 2, 2022), a Delaware limited liability company.

(i)               Forma Brands, LLC (formerly known as FB Acquisition LLC) (December 2, 2022), a Delaware limited liability company.

J.                Berkshire Way LLC (June 14, 2012), a Delaware limited liability company.

K.               MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company.

L.               MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company.

M.               Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company.

N.               MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company.

O.               Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.               Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company.

a)               Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b)               Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company.

c)               Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company.

P.               MassMutual International LLC (February 19, 1996), a Delaware limited liability company.

1.               MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company.

a)               Haven Technologies Asia Limited (July 9, 2019), a Hong Kong technology company (formerly, HarborTech (Asia) Limited).

Q.               Insurance Road LLC (May 3, 2017), a Delaware limited liability company.

1.               MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company.

2.               MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company.

3.               Trad Investments I LLC (September 11, 2018), a Delaware limited liability company.

R.               MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company.

S.               MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company.

T.               EM Opportunities LLC (January 16, 2018), a Delaware limited liability company.

U.               MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company.

V.               CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

W.               MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company.

1.               MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India.

X.               MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company.

1.               MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a)               MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania.

Y.               MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

Z.               MM Investment Holding (September 21, 2020), a Cayman Islands company.

1.               MML Management Corporation (October 14, 1968), a Massachusetts corporation.

a)               MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b)               MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.               MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) (owned 99.61% by MM Investment Holding and 0.39% by C.M. Life Insurance Company).

a)               MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company.

b)               MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company.

c)               MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company.

d)               MMAF Equipment Finance LLC 2020-A (May 27, 2020), a Delaware limited liability company.

e)               MMAF Equipment Finance LLC 2020-B (August 24, 2020), a Delaware limited liability company.

f)                MMAF Equipment Finance LLC 2021-A (April 12, 2021), a Delaware limited liability company.

g)               MMAF Equipment Finance LLC 2022-A (February 24, 2022), a Delaware limited liability company.

h)               MMAF Equipment Finance LLC 2022-B (September 26, 2022), a Delaware limited liability company.

i)                MMAF Equipment Finance LLC 2023-A (June 14, 2023), a Delaware limited liability company.

3.               MMIH Bond Holdings LLC (November 28, 2022), a Delaware limited liability company.

AA.             MML CM LLC (November 10, 2020), a Delaware limited liability company.

1.               Blueprint Income LLC (May 4, 2016), a New York limited liability company.

2.               Flourish Holding Company LLC (February 14, 2022), a Delaware limited liability company.

a)               Flourish Insurance Agency LLC (February 18, 2022), a Delaware limited liability company.

3.               Flourish Financial LLC (November 3, 2017), a Delaware limited liability company.

4.               Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.

5.               Flourish Digital Assets LLC (May 11, 2021), a Delaware limited liability company.

BB.              Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation.

1.               MassMutual Ascend Life Insurance Company (December 29, 1961), an Ohio corporation.

a)               Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation.

b)               AAG Insurance Agency, LLC (December 6, 1994), a Kentucky corporation.

c)               MM Ascend Life Investor Services, LLC (formerly Great American Advisors, LLC) (December 10, 1993), an Ohio corporation.

d)               MM Ascend Mortgage Lending LLC (March 17, 2023), a Delaware limited liability company.

e)               Manhattan National Holding Corporation (August 27, 2008), an Ohio corporation.

(1)               Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation.

CC.              ITPS Holding LLC (May 18, 2021, a Delaware limited liability company.

1.               HITPS LLC (May 24, 2021), a Delaware limited liability company.

DD.             MM/Barings Multifamily TEBS 2020 LLC (April 2, 2020) a Delaware limited liability company that engages in bond and mortgage loan securitization transactions.

EE.              MassMutual Ventures Europe/APAC I GP, LLC (September 28, 2022), a Delaware limited liability company.

1.               MassMutual Ventures Europe/APAC I GP, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership.

a)               MassMutual Ventures Europe/APAC I, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership.

(1)               MassMutual Ventures Southeast Asia III LLC (January 3, 2022), a Delaware limited liability company.

(a)               MMV Digital I LLC (May 18, 2022)), a Cayman Islands company.

FF.               MassMutual Ventures US IV GP, LLC (September 28, 2022), a Delaware limited liability company.

1.               MassMutual Ventures US IV, L.P. (September 28, 2022), a Delaware limited partnership.

a)               MassMutual Ventures US IV LLC (December 8, 2021), a Delaware limited liability company that will hold investments.

GG.             MM Direct Private Investments Holding LLC (September 16, 2021), a Delaware limited liability company that acts act as a holding company.

1.               MM Direct Private Investments UK Limited (September 27, 2021), a UK private limited company.

HH.             DPI-ACRES Capital LLC (September 16, 2022), a Delaware limited liability company.

II.               MMV CTF I GP, LLC (January 30, 2023), a Delaware limited liability company.

1.               MassMutual Ventures Climate Technology Fund I LP (January 30, 2023) a Delaware fund.

JJ.               DPI-ARES Mortgage Lending LLC (July 5, 2023) a Delaware limited liability company.

KK.             Counterpointe Sustainable Advisors LLC (April 4, 2023), a Delaware limited liability company.

1.               CSA Intermediate Holdco LLC (April 4, 2023), a Delaware limited liability company.

a)               Counterpointe Trust Services LLC (October 14, 2020), a Delaware limited liability company.

b)               CP PACE LLC (October 14, 2020), Delaware limited liability company.

c)               Counterpointe Energy Solutions II LLC (April 6, 2023), a Delaware limited liability company.

(1)               Counterpointe Energy Solutions (CA) II LLC (April 6, 2023), a Delaware limited liability company.

(2)               Counterpointe Energy Solutions (IL) LLC (July 16, 2018), a Delaware limited liability company.

(a)               Loop-Counterpointe PACE LLC (July 16, 2018), a Delaware limited liability company.

(3)               Counterpointe Energy Solutions (FL) II LLC (October 2, 2023), a Delaware limited liability company.

d)               CSA Employee Services Company LLC (April 6, 2023), a Delaware limited liability company.

e)               Counterpointe Sustainable Real Estate II LLC (April 6, 2023), a Delaware limited liability company.

f)                Counterpointe Energy Services LLC (March 17, 2015), a Delaware limited liability company.

The following are investment-related special purpose entities of Barings LLC (“Barings”). All are 100% owned unless otherwise specified.

ALAND ROYALTY GP, LLC

Delaware - 6887128

ALASKA FUTURE FUND GP, LLC

Delaware – 7621080

BAI FUNDS SLP, LLC

Delaware – 7056431

BAI GP, LLC

Delaware – 6972999

BARINGS ACTIVE PASSIVE EQUITY DIRECT EAFE LLC

Delaware – 678445

BARINGS ERS PE EMERGING MANAGER III GP, LLC

Delaware – 7443853

 BARINGS CENTRE STREET CLO EQUITY PARTNERSHIP GP, LLC

Delaware, U.S.A. – 67009373

BARINGS CMS Fund GP, LLC

Delaware, U.S.A. – 4057176

BARINGS ASSET-BASED INCOME FUND (US) GP, LLC

Delaware, U.S.A. – 6399905

BARINGS CLO INVESTMENT PARTNERS GP, LLC

Delaware, U.S.A. – 5895167

BARINGS CORE PROPERTY FUND GP LLC

Delaware, U.S.A. – 4219093

BARINGS DAPPLF1 RATED FEEDER, G.P.

Delaware, U.S.A. – 7493120

BARINGS DIRECT LENDING GP LTD.

Cayman Islands - WC-331849

BARINGS EMERGING GENERATION FUND GP, LLC

Delaware, U.S.A. – 7715719

BARINGS EMERGING GENERATION FUND II GP, LLC

Delaware, U.S.A. – 6638604

BARINGS EMERGING MARKETS BLENDED FUND I GP, LLC

Delaware, U.S.A. – 6229845

BARINGS EPLF4 RATED FEEDER GP LLC

Delaware, U.S.A. – 7493135

BARINGS ERS PE EMERGING MANAGER III GP, LLC

Delaware, U.S.A. – 7443853

BARINGS GLOBAL ENERGY INFRASTRUCTURE ADVISERS LLC

Delaware, U.S.A. –6187863

BARINGS GLOBAL INVESTMENT FUNDS (U.S.) MANAGEMENT, LLC

Delaware, U.S.A. – 4864959

BARINGS GLOBAL SPECIAL SITUATIONS CREDIT FUND 4 GP, LLC

Delaware, U.S.A. – 3075964

BARINGS GLOBAL REAL ASSETS FUND GP, LLC

Delaware, U.S.A. – 6662271

BARINGS GPSF LLC

Delaware, U.S.A. – 3022744

BARINGS HOTEL OPPORTUNITY VENTURE I GP, LLC

Delaware, U.S.A. – 5939453

BARINGS INFINITI FUND MANAGEMENT LLC

Delaware, U.S.A. – 7140111

BARINGS NORTH AMERICAN PRIVATE LOAN FUND MANAGEMENT, LLC

Delaware, U.S.A. – 6131639

BARINGS NORTH AMERICAN PRIVATE LOAN FUND II MANAGEMENT, LLC

Delaware, U.S.A. – 7868270

BARINGS NORTH AMERICAN PRIVATE LOAN FUND III MANAGEMENT, LLC

Delaware, U.S.A. – 6640173

BARINGS REAL ESTATE EUROPEAN VALUE ADD FUND II FEEDER LLC

Cayman Islands – MC-3557

BARINGS SMALL BUSINESS FUND LLC

Delaware, U.S.A. – 7875829

BARINGS TYIDF2 RATED FEEDER GP LLC

Delaware, U.S.A. – 7493145

BARINGS – MM REVOLVER FUND GP LLC

Delaware, U.S.A. – 6354426

BENTON STREET ADVISORS, INC.

Cayman Islands – MC-186805

BHOVI INCENTIVE LLC

Delaware, U.S.A. – 6268804

BIG REAL ESTATE FUND GP LLC

Delaware, U.S.A. – 5084245

BIG REAL ESTATE INCENTIVE I LLC

Delaware, U.S.A. – 6778920

BIG REAL ESTATE INCENTIVE II LLC

Delaware, U.S.A. – 6778922

BRECS VII GP LLC

Delaware, U.S.A. – 61147

BREDIF GP LLC

Delaware, U.S.A. – 3853440

BMT RE DEBT FUND GP LLC

Delaware, U.S.A. – 6965646

CREF X GP LLC

Delaware, U.S.A. – 5516583

GREAT LAKES III GP, LLC

Delaware, U.S.A. – 5254174

LAKE JACKSON LLC

Delaware, U.S.A. – 6339374

MEZZCO AUSTRALIA II LLC

Delaware, U.S.A. – 5346304

MEZZCO III LLC Delaware, U.S.A. – 4557758 99.3% owned by Barings LLC MEZZCO IV LLC Delaware, U.S.A. – No number available	RECSA-NY GP LLC Delaware, U.S.A. – 6101306

The following are subsidiary companies of MassMutual. The ownership interest is 20% or more. The ownership interest is MassMutual’s unless otherwise shown.

100 W. 3RD STREET LLC

Ownership – 100%

11 FAN PIER BOULEVARD MEMBER LLC

Ownership – 65.00%

12-18 WEST 55TH STREET PREDEVELOPMENT, LLC

Ownership – 90.20%

2 HARBOR SHORE MEMBER LLC

Ownership – 65.00%

21 WEST 86TH LLC

Ownership – 96.24%

2160 GRAND MANAGER LLC

Ownership – 100.00%

300 SOUTH TRYON HOTEL LLC

Ownership – 100.00%

300 SOUTH TRYON LLC

Ownership – 100.00%

50 LIBERTY LLC

Ownership – 65.00%

50 NORTHERN AVENUE MEMBER LLC

Ownership – 65.00%

5301 WISCONSIN AVENUE ASSOCIATES, LLC

Ownership – 99.00%

5301 WISCONSIN AVENUE GP, LLC

Ownership – 100.00%

ALAND ROYALTY HOLDINGS LP

Ownership – 26.69%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND I LLC

Ownership – 100.00%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND II LLC

Ownership – 100.00%

BARINGS AFFORDABLE HOUSING MORTGAGE FUND III LLC

Ownership – 100.00%

BARINGS CONSTRUCTION LENDING FUND LP

Ownership – 25% (MM Ascend)

BARINGS EMERGING GENERATION FUND II LP

Ownership – 39.70%

BARINGS EMERGING GENERATION FUND, LP

Ownership – 67.74%

BARINGS GLOBAL ENERGY INFRASTRUCTURE FUND I LP

Ownership – 99.24%

BARINGS GLOBAL REAL ASSETS FUND, LP

Ownership – 26.14%

BARINGS HOTEL OPPORTUNITY VENTURE I LP

Ownership – 50.00%

BARINGS REAL ESTATE DEBT INCOME FUND LP

Ownership – 100.00%

BARINGS REAL ESTATE EUROPEAN VALUE ADD I SCSP

Ownership – 49.00%

BARINGS SMALL BUSINESS FUND, L.P.

Ownership – 33.60%

BARINGS U.S. HIGH YIELD FUND

Ownership – 33.09%

BARINGS-MM REVOLVER FUND LP

Ownership – 86.00%

BUDAPESTER STRASSE LLC

Ownership – 100.00%

CALGARY RAILWAY HOLDING LLC

Ownership – 90.00%

CHASSIS ACQUISITION HOLDING LLC

Ownership – 30% (MassMutual Holding LLC)

CORNBROOK PRS HOLDINGS LLC

Ownership – 100.00%

CORNERSTONE FORT PIERCE DEVELOPMENT, LLC

Ownership – 90.00%

CORNERSTONE PERMANENT MORTGAGE FUND II LLC

Ownership – 100.00%

CORNERSTONE PERMANENT MORTGAGE FUND III LLC

Ownership – 100.00%

CORNERSTONE PERMANENT MORTGAGE FUND IV LLC

Ownership – 100.00%

CORNERSTONE PERMANENT MORTGAGE FUND LLC

Ownership – 100.00%

CRA AIRCRAFT HOLDING LLC

Ownership – 40.00%

RIDGE APARTMENTS, LLC

Ownership – 100.00%

CREA/PPC VENTURE, LLC

Ownership – 100.00%

CREA/WINDSTAR DUBLIN PLEASANTON, LLC

Ownership – 92.00%

E2E AFFORDABLE HOUSING DEBT FUND LLC

Ownership – 100%

EIP HOLDINGS I, LLC

Ownership – 28.96%

EURO REAL ESTATE HOLDINGS LLC

Ownership – 100.00%

FAN PIER DEVELOPMENT LLC

Ownership – 90.00%

GIA EU HOLDINGS LLC

Ownership – 100.00%

HB NAPLES GOLF OWNER LLC

Ownership – 100% (MassMutual Holding LLC)

LANDMARK MANCHESTER HOLDINGS LLC

Ownership – 100.00%

LONDON OFFICE JV HOLDINGS LLC

Ownership – 100.00%

MARCO HOTEL LLC

Ownership – 100% (MassMutual Holding LLC)

MIAMI DOUGLAS ONE GP LLC

Ownership – 100.00%

MIAMI DOUGLAS THREE MM, LLC

Ownership – 100.00%

MIAMI DOUGLAS TWO GP LLC

Ownership – 100.00%

MIAMI DOUGLAS TWO LP

Ownership – 89.99%

MM 1400 E 4TH STREET MEMBER LLC

Ownership – 100.00%

MM BIG PENINSULA CO-INVEST MEMBER LLC

Ownership – 27.20%

BROOKHAVEN MEMBER LLC

Ownership – 100.00%

MM DEBT PARTICIPATIONS LLC

Ownership – 100.00%

MM EAST SOUTH CROSSING MEMBER LLC

Ownership – 100.00%

MM HORIZON SAVANNAH MEMBER LLC

Ownership – 100.00%

MM HORIZON SAVANNAH MEMBER ii LLC

Ownership – 100.00%

MM KANNAPOLIS INDUSTRIAL MEMBER LLC

Ownership – 100.00%

MM MD1 STATION MEMBER LLC

Ownership – 100.00%

MM MD2 STATION MEMBER LLC

Ownership – 100.00%

MM NATIONAL SELF-STORAGE PROGRAM MEMBER LLC

Ownership – 100.00%

MM REED DISTRICT LANDCO MEMBER LLC

Ownership – 100.00%

MM SUBLINE BORROWER LLC

Ownership – 100.00%

ONE HARBOR SHORE LLC

Ownership – 95.00%

PACO FRANCE LOGISTICS LLC

Ownership – 100.00%

RB APARTMENTS LLC

Ownership – 100% (MassMutual Holding LLC)

RED LAKE VENTURES, LLC

Ownership – 31.52%

RIVERWALK MM MEMBER, LLC

Ownership – 100.00%

SAWGRASS VILLAGE SHOPPING CENTER LLC

Ownership – 84.21%

SBNP SIA II LLC

Ownership – 99.00%

SBNP SIA III LLC

Ownership – 99.00%

STOA HOLDING LLC

Ownership – 100.00%

TEN FAN PIER BOULEVARD LLC

Ownership – 100.00%

THREE PW OFFICE HOLDING LLC

Ownership – 95.00%

TRAILSIDE MM MEMBER II LLC

Ownership – 100.00%

TRAILSIDE MM MEMBER LLC

Ownership – 100.00%

TWENTY TWO LIBERTY LLC

Ownership – 65.00%

UNNA, DORTMUND HOLDING LLC

Ownership – 100.00%

VALIDUS HOLDING COMPANY LLC

Ownership – 40.44%

VGS ACQUISITION HOLDING, LLC

Ownership – 33.33% (MassMutual Holding LLC)

WASHINGTON GATEWAY APARTMENTS VENTURE LLC

Ownership – 95.80%

WASHINGTON GATEWAY THREE LLC

Ownership – 95.00%

WASHINGTON GATEWAY TWO LLC

Ownership – 95.00%

WEST 37TH STREET HOTEL LLC

Ownership – 93.75%

WEST 46TH STREET HOTEL LLC

Ownership – 100.00%

The following are collateralized loan obligation vehicles of Apex Credit Holdings LLC.

JFIN CLO 2012 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2013 LTD.

A Cayman Islands collateralized loan obligation vehicle senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2014-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  Apex Credit Holdings LLC owns 100% of the subordinated notes of the CLO, and the CLO is managed by Apex Credit Partners LLC.

JFIN CLO 2015 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans.  The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2015-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. Apex Credit Holdings LLC owns 85% of this company.

JFIN CLO 2016 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2017 LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

JFIN CLO 2017-II LTD.

A Cayman Islands collateralized loan obligation vehicle in senior secured term loans. The CLO is managed by Apex Credit Partners LLC, with Apex Credit Holdings LLC owning 100% of the subordinated notes of the CLO.

The following are collateralized loan obligation vehicles of Jefferies Finance LLC.

JFIN REVOLVER CLO 2017 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLER CLO 2017-II Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER 2017-III Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2018 Ltd.

A Cayman Islands collateralized loan obligation vehicle in senior secured revolving credit loans. The CLO is managed by Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN REVOLVER CLO 2019 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .

JFIN REVOLVER CLO 2019-II LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO .

JFIN REVOLVER CLO 2020 LTD.

A Cayman Islands collateralized loan obligation vehicle investing in senior secured revolver credit loans. Jefferies Finance LLC owns 100% of the subordinated notes of the CLO.

JFIN Revolver CLO 2021-II Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN Revolver CLO 2021-V Ltd.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-II LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%

JFIN REVOLVER CLO 2022-III LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-IV LLC

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER CLO 2022-IV LTD.

A Cayman Islands company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUND, L.P.

A Delaware limited partnership formed to hold investments in revolving credit loans originated by Jefferies Finance LLC. MassMutual ownership is 57.95%

JFIN REVOLVER FUNDING 2021 LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2021-III LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2021-IV LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER FUNDING 2022-I LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER SPE4 2022 LTD.

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

JFIN REVOLVER SPE4 2022 LLC

A Delaware limited company that invests in revolving credit loans. Jefferies Finance LLC owns 100%.

The following are portfolio companies in which JFIN Parent, together with its subsidiaries, own at least 25% of the equity interests. The ownership percentage is indicated.

CUSTOM ECOLOGY HOLDCO, LLC

50% owned by JFIN Parent LLC

TOMORROW PARENT, LLC

42.40% owned by JFIN Parent LLC

FORMA BRANDS, LLC

65.28% owned by JFIN Parent LLC

The following are investment-related special purpose entities of Baring Asset Management Limited.

BARINGS CORE FUND FEEDER I GP S.À.R.L.

Luxembourg – No number available

This company is wholly owned by Baring Asset Management Limited.

BARINGS EUROPEAN DIRECT LENDING 1GP LLP

England & Wales – OC398370

A limited liability partnership organized under the laws of England and Wales.

(99.9% owned by Barings Global Advisors Limited and 0.1% owned by Barings Asset Management Limited.)

BARINGS GPC GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Global Credit Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS INVESTMENT FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

BARINGS UMBRELLA FUND (LUX) GP S.À.R.L.

Luxembourg – No number available

A Luxembourg company that acts as the general partner to Barings Investment Fund (LUX) SCSp, SICAV-SIF. This company is wholly owned by Baring Asset Management Limited.

PREIF HOLDINGS LIMITED PARTNERSHIP

United Kingdom – No number available

This company is wholly owned by Baring Asset Management Limited.

The following is an investment-related special purpose entity of Baring Fund Managers Limited.

BCGSS 2 GP LLP

England & Wales – OC394864

This entity is 99.9% owned by Baring Fund Managers Limited and 0.1% owned by Barings Asset Management Limited.

MassMutual or its subsidiaries own a significant minority stake in the companies listed below.

AMHERST LONG TERM OWNER HOLDINGS, LLC

Delaware, U.S.A – 4439028

MassMutual’s interest is 24.5%

CRANE VENTURE PARTNERS LLP

United Kingdom – No number available.

MassMutual Ventures Holding LLC’s interest is 33%

LOW CARBON ENERGY HOLDING

United Kingdom – No number available at this time.

MassMutual’s interest is 49%

ENROLL CONFIDENTLY, INC.

Delaware – 7051382

MassMutual’s interest is 25%

MARTELLO RE LIMITED

Bermuda – No number available at this time.

MassMutual Holding LLC’s interest is 27.45%

ROTHESAY LIMITED (FORMERLY KNOWN AS ROTHESAY HOLDCO UK LIMITED)

England & Wales – 08668809.

MM Rothesay Holdco LLC’s interest is 48.9%.

YUNFENG FINANCIAL GROUP LIMITED

Hong Kong – No number available.

MassMutual International LLC’s ownership interest is 24.9%.

MassMutual has a 48.9% ownership interest in Rothesay Limited (through MM Rothesay Holdco US LLC). The following companies are affiliated with Rothesay Limited.

LT MORTGAGE FINANCING LIMITED

England & Wales – 09444756

ROTHESAY ASSET MANAGEMENT AUSTRALIA PTY LTD

New South Wales, Australia

ROTHESAY ASSET MANAGEMENT UK LIMITED

England & Wales – 10985333

ROTHESAY ASSET MANAGEMENT NORTH AMERICA LLC

Delaware, U.S.A. – 6570152

ROTHESAY FOUNDATION

England & Wales – 12263987

ROTHESAY LIFE PLC

England & Wales – 06127279

ROTHESAY MA NO. 1 LIMITED

England & Wales – 11641166

ROTHESAY MA NO. 3 LIMITED

England & Wales – 12300383

ROTHESAY MA NO. 4 LIMITED

England & Wales – 12300511

ROTHESAY MORTGAGES LIMITED

England & Wales - 11877651

ROTHESAY PENSIONS MANAGEMENT LIMITED

England & Wales – 06195160

ROTHESAY PROPERTY PARTNERSHIP 1 LLP

England & Wales – OC436469

II.	REGISTERED INVESTMENT COMPANY AFFILIATES: Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.
a.	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company.

b.	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company.

c.	MassMutual Advantage Funds, a Massachusetts business trust that operates as a management investment company.

d.	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

e.	MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

f.	MassMutual Access Pine Point Fund, a Delaware statutory trust that operates as a management investment company.

g.	Barings Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

h.	Barings Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

i.	Barings Global Short Duration High Yield Fund, a Massachusetts business trust which operates as a closed-end investment company.

j.	Barings BDC, Inc., a Maryland publicly-traded, externally managed business development company.

Item 33.       Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 34.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.
MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1,
Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3,
Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life
Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1
Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual
Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series
Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of

Talcott Resolution Life Insurance Company:
Talcott Resolution Life Insurance Company - DC Variable Account I
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Director, Chief Executive Officer, Chairman of the Board, and Agency Field Force Supervisor	(*)
Vaughn Bowman	Director and President	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	(*)
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd. Charlotte, NC 28277
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Daken Vanderburg	Vice President	(*)
Brian Foley	Vice President	(*)
James Langham	Vice President	(*)
Mary B. Wilkinson	Vice President	11215 North Community House Rd. Charlotte, NC 28277
David Holtzer	Field Risk Officer	11215 North Community House Rd. Charlotte, NC 28277
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Tricia Cohen	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Michelle Pedigo	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

MEMBER REPRESENTATIVE AND OFFICERS OF MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Keith McDonagh	Member Representative	(*)
Paul LaPiana	Chief Executive Officer and President	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	(*)
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	(*)
Kevin Lacomb	Assistant Treasurer	(*)
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	(*)
Stephen Alibozek	Entity Contracting Officer	(*)
Mario Morton	Registration Manager and Continuing Education Officer	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 35.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Item  36.        Management Services

Not Applicable

Item 37.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the C.M. Life Electrum SelectSM (“Electrum Select”) policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2024.

C.M. LIFE VARIABLE LIFE SEPARATE ACCOUNT I
(Registrant)

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director, President and Chief Executive Officer (principal executive officer)	April 24, 2024
ELIZABETH A. WARD * Elizabeth A. Ward	Chief Financial Officer (principal financial officer)	April 24, 2024
KEITH MCDONAGH * Keith McDonagh	Corporate Controller (principal accounting officer)	April 24, 2024
MICHAEL J. O’CONNOR * Michael J. O’Connor	Director	April 24, 2024
PAUL LAPIANA * Paul LaPiana	Director	April 24, 2024
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 30.	Exhibit (g)	i.	a.	Hannover Life Reassurance Company of America Automatic and Facultative YRT Agreement effective January 1, 2023
Item 30.	Exhibit (g)	ii.	a.	Swiss Re Life & Health America, Inc. Automatic and Facultative YRT Agreement effective January 1, 2023
Item 30.	Exhibit (h)	i.	b.	1.	v.	American Funds Amendment No. 5 to Participation Agreement dated as of April 2, 2024
Item 30.	Exhibit (h)	i.	b.	2.	iii.	American Funds Third Amendment to Business Agreement dated as of April 2, 2024
Item 30.	Exhibit (h)	i.	e.	1.	iv.	Delaware Amendment No. 3 to Participation Agreement dated July 25, 2023
Item 30.	Exhibit (h)	i.	e.	2.	iii.	Delaware Amendment No. 3 to Service Agreement dated July 25, 2023
Item 30.	Exhibit (h)	i.	g.	1.	iii.	Eaton Vance Amendment No. 3 to Participation Agreement dated July 14, 2023
Item 30.	Exhibit (h)	i.	i.	1.	x.	Franklin Templeton Amendment to Participation Agreement dated June 25, 2021
Item 30.	Exhibit (h)	i.	i.	1.	xii.	Franklin Templeton Amendment No. 11 to Participation Agreement effective July 25, 2023
Item 30.	Exhibit (h)	i.	i.	2.	vii.	Franklin Templeton Amendment No. 7 to Administrative Services Agreement executed as of June 25, 2023
Item 30.	Exhibit (h)	i.	l.	1.	i.	Lincoln Funds Amendment to Fund Participation Agreement effective April 29, 2024
Item 30.	Exhibit (h)	i.	l.	2.	i.	Lincoln Funds First Amendment to Administrative Services Agreement effective April 29, 2024
Item 30.	Exhibit (h)	i.	l.	3.	Lincoln Funds Distribution Services Agreement as of April 29, 2024
Item 30.	Exhibit (h)	i.	r.	1.	Form of Schwab Funds Participation Agreement
Item 30.	Exhibit (h)	i.	s.	2.	T. Rowe Price Administrative Fee Letter Agreement effective May 1, 2024
Item 30.	Exhibit (h)	i.	s.	3.	T. Rowe Price Supplement to the Variable Insurance Portfolio Administrative Agreement dated May 1, 2024
Item 30.	Exhibit (h)	i.	t.	1.	iii.	TOPS Amendment No. 3 dated June 26, 2023
Item 30.	Exhibit (h)	i.	v.	Western Asset Funds Participation Agreement dated December 2, 2020
Item 30.	Exhibit (h)	i.	v.	i.	Western Asset Funds Amendment No. 1 to Participation Agreement dated May 1, 2023
Item 30.	Exhibit (h)	i.	v.	ii.	Western Asset Funds Amendment No. 2 to Participation Agreement dated July 25, 2023
Item 30.	Exhibit (n)	i.	Auditor Consents
				•	Company Financial Statements
				•	Separate Account Financial Statements
Item 30.	Exhibit (n)	ii.	b. Power of Attorney for Keith McDonagh
Item 30.	Exhibit (q)	SEC Procedures Memorandum dated April 29, 2024